UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-22019
                                                     ---------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
               --------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: (630) 765-8000
                                                            --------------

                        Date of fiscal year end: July 31
                                                 -------

                     Date of reporting period: January 31, 2010
                                               ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Report to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:





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[LOGO OMITTED]     FIRST TRUST

First Trust Exchange-Traded AlphaDEX(R) Fund

Semi-Annual Report                      January 31, 2010


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AlphaDEX(R) Sector Funds
-------------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund
First Trust Consumer Staples AlphaDEX(R) Fund
First Trust Energy AlphaDEX(R) Fund
First Trust Financials AlphaDEX(R) Fund
First Trust Health Care AlphaDEX(R) Fund
First Trust Industrials/Producer Durables AlphaDEX(R) Fund
First Trust Materials AlphaDEX(R) Fund
First Trust Technology AlphaDEX(R) Fund
First Trust Utilities AlphaDEX(R) Fund

AlphaDEX(R) Style Funds
------------------------
First Trust Large Cap Core AlphaDEX(R) Fund
First Trust Mid Cap Core AlphaDEX(R) Fund
First Trust Small Cap Core AlphaDEX(R) Fund
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund
First Trust Multi Cap Value AlphaDEX(R) Fund
First Trust Multi Cap Growth AlphaDEX(R) Fund


                                 [LOGO OMITTED]

                                   AlphaDEX(R)
                                 Family of ETFs

      AlphaDEX(R) is a registered trademark of First Trust Portfolios L.P.

--------------------------------------------------------------------------------

Front Cover

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

               First Trust Exchange-Traded AlphaDEX(R) Fund
                             January 31, 2010

Shareholder Letter.........................................................  2
Market Overview............................................................  3
Fund Performance Overview
      First Trust Consumer Discretionary AlphaDEX(R) Fund..................  4
      First Trust Consumer Staples AlphaDEX(R) Fund........................  6
      First Trust Energy AlphaDEX(R) Fund..................................  8
      First Trust Financials AlphaDEX(R) Fund.............................. 10
      First Trust Health Care AlphaDEX(R) Fund............................. 12
      First Trust Industrials/Producer Durables AlphaDEX(R) Fund........... 14
      First Trust Materials AlphaDEX(R) Fund............................... 16
      First Trust Technology AlphaDEX(R) Fund.............................. 18
      First Trust Utilities AlphaDEX(R) Fund............................... 20
      First Trust Large Cap Core AlphaDEX(R) Fund.......................... 22
      First Trust Mid Cap Core AlphaDEX(R) Fund............................ 24
      First Trust Small Cap Core AlphaDEX(R) Fund.......................... 26
      First Trust Large Cap Value Opportunities AlphaDEX(R) Fund........... 28
      First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund.......... 30
      First Trust Multi Cap Value AlphaDEX(R) Fund......................... 32
      First Trust Multi Cap Growth AlphaDEX(R) Fund........................ 34
Notes to Fund Performance Overview......................................... 36
Understanding Your Fund Expenses........................................... 37
Portfolio of Investments
      First Trust Consumer Discretionary AlphaDEX(R) Fund.................. 39
      First Trust Consumer Staples AlphaDEX(R) Fund........................ 42
      First Trust Energy AlphaDEX(R) Fund.................................. 43
      First Trust Financials AlphaDEX(R) Fund.............................. 44
      First Trust Health Care AlphaDEX(R) Fund............................. 47
      First Trust Industrials/Producer Durables AlphaDEX(R) Fund........... 49
      First Trust Materials AlphaDEX(R) Fund............................... 51
      First Trust Technology AlphaDEX(R) Fund.............................. 53
      First Trust Utilities AlphaDEX(R) Fund............................... 55
      First Trust Large Cap Core AlphaDEX(R) Fund.......................... 57
      First Trust Mid Cap Core AlphaDEX(R) Fund............................ 63
      First Trust Small Cap Core AlphaDEX(R) Fund.......................... 68
      First Trust Large Cap Value Opportunities AlphaDEX(R) Fund........... 75
      First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund.......... 79
      First Trust Multi Cap Value AlphaDEX(R) Fund......................... 83
      First Trust Multi Cap Growth AlphaDEX(R) Fund........................ 91
Statements of Assets and Liabilities....................................... 98
Statements of Operations...................................................102
Statements of Changes in Net Assets........................................106
Financial Highlights.......................................................114
Notes to Financial Statements..............................................122
Additional Information.....................................................131
Risk Considerations........................................................132

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                  Caution Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         Performance and Risk Disclosure

There is no assurance that any series of the Trust described in this report (each such series is referred to as a "Fund" and collectively, the "Funds") will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" at the end of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             How to Read This Report

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Investment Officer of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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Shareholder Letter
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                  First Trust Exchange-Traded AlphaDEX(R) Fund
                               Semi-Annual Report
                                January 31, 2010


Dear Shareholders:

The year 2009 was more positive for the U.S. and global markets, which eased the minds of economists and investors alike. Many economists believe that the recession that began in December 2007 ended in March 2009. In fact, the Dow Jones Industrial Average's total return from March 9 (the statistical end of the bear market) to December 31, 2009, was 61.59%. And while the Dow took a breather in January 2010 (down 3.23%), many economists and analysts believe that the markets will continue the upward trend we saw in 2009. Of course, no one can guarantee what the markets will do, but most investors have found it easier to open their financial statements since March 2009.

First Trust Advisors L.P. ("First Trust") has always believed that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. We have always believed that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold will give you detailed information about the Funds that comprise the First Trust Exchange-Traded AlphaDEX(R) Fund for the period covered by the report. It contains each Fund's performance review and financial statements for the period. I encourage you to read this document and discuss it with your financial advisor.

Since its inception, First Trust has been through many types of markets. We remain committed to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. We offer a variety of products that can fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.


Sincerely,


/s/ James A. Bowen


James A. Bowen
President of First Trust Exchange-Traded AlphaDEX(R) Fund

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Market Overview
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                  First Trust Exchange-Traded AlphaDEX(R) Fund
                               Semi-Annual Report
                                January 31, 2010

[PHOTO OMITTED]     Robert F. Carey, CFA
                    Senior Vice President and Chief Investment Officer
                    First Trust Advisors L.P.

                    Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 22 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.


State of the Economy

Data indicates that the recession that commenced in December 2007 may have ended in March 2009, though no official word has come from the National Bureau of Economic Research - the organization responsible for defining expansions and contractions in the U.S. economy. The economy expanded by an annualized 2.2% in the third quarter of 2009 and 5.9% in the fourth quarter of 2009. The Blue Chip Economic Indicators survey conducted in early February 2010 revealed a consensus GDP growth estimate of 3.0% for 2010 and 3.1% for 2011. The ISM Manufacturing Index closed January at a reading of 58.4 - above 50 indicates expansion. That is a major advancement over its 49.1 index level in July 2009. With the aid of government stimulus, such as the first time homebuyer tax credit, we saw the residential real estate market begin to stabilize. What we have not seen is a ramp up in lending. While interest rates have remained extremely low, banks have yet to loosen lending standards in a meaningful way.

From the 1970s to late 2008, the cash-to-business loan ratio within the U.S. banking system fell from 60% to a low of 20%, according to the Economist Intelligence Unit. The ratio, however, surged to an all-time high of 98% on January 13, 2010, according to data from the Federal Reserve. The spike is a combination of cash hoarding and a reduction in loans outstanding. It indicates that banks may have the capacity to lend once confidence in the economy is restored.

The overall tone of the U.S. economy has clearly been influenced by legislative initiatives. The Obama Administration has spent a lot of political capital in the areas of health care reform (coverage for the uninsured) and Cap and Trade (regulate carbon emissions). Despite decent earnings, the performance of health care and utility stocks suffered the better part of 2009 from the uncertainty over how said legislation would impact their bottom line.

Three topics to keep an eye on moving forward are the potential for higher interest rates, the direction of state budget deficits ($193 billion estimated for fiscal 2010) and the ability of companies involved in commercial real estate to rollover loans coming due ($300 billion targeted).

U.S. Stocks and Bonds

All of the major U.S. stock indices posted positive returns for the 6-month period ended January 2010. The S&P 500 Index, S&P MidCap 400 Index and S&P SmallCap 600 Index were up 9.9%, 12.7%, and 9.2%, respectively, according to Bloomberg. Nine out of the 10 major sectors in the S&P 500 posted gains. The top-performing sector was Industrials, up 16.2%, while the poorest showing came from Telecommunications Services, down 0.8%. The year-over-year estimated earnings growth rate for the companies in the S&P 500 Index is expected to be 36.9% in 2010, vs. 15.1% in 2009, according to Standard & Poor's. Bloomberg surveyed strategists from Wall Street's largest firms early in February and found the average 2010 price target for the S&P 500 Index is 1232, or a gain of 14.7% from the index's reading of 1073.87 on January 29, 2010, according to Bespoke Investment Group. From 1926 through 2009, the average annual total return for the S&P 500 Index was 9.81%, according to Ibbotson Associates.

The bull market in stocks through the end of 2009 was accompanied by a sharp reduction in volatility. The VIV Volatility Index ("VIX"), an index that measures the implied volatility of S&P 500 Index options, plunged from a high of nearly 80 in October 2008, one month after the Lehman Brothers bankruptcy, to
24.62 on January 29, 2010. The VIX averaged 21.92 from 2000 through 2009. The higher the index value the greater the implied risk in the market. The last time the VIX fell below 20 for an extended period of time was from May 2003 through July 2007. From 4/30/03-7/31/07, the S&P 500 Index posted a cumulative total return of 71.3%.

In the U.S. bond market, the top-performing group for the 6-month period ended January 2010 was high-yield corporate bonds. The Barclays Capital U.S. Corporate High Yield Index posted a total return of 15.8%. The next closest domestic category was municipal bonds, up 9.1%, as measured by the Barclays Capital Municipal Bond: Long Bond (22+) Index. The Barclays Capital U.S. Treasury:
Intermediate Index posted the worst return, up 2.1%.

Foreign Stocks and Bonds

Riskier asset classes dominated the overseas markets as well. The Barclays Capital Global Emerging Markets Index of debt securities rose 10.8% (USD) for the 6-month period ended January 2010, while the MSCI Emerging Markets Index of stocks gained 11.4% (USD). The Barclays Capital Global Aggregate Index of higher quality debt returned 3.5% (USD), while the MSCI World Index (excluding the U.S.) of stocks from developed countries gained 6.7% (USD). The U.S. dollar dinged returns a bit for U.S. investors by gaining 1.3% against a basket of major currencies.

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Fund Performance Overview
--------------------------------------------------------------------------------

FXD - First Trust Consumer Discretionary AlphaDEX(R) Fund

The First Trust Consumer Discretionary AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Consumer Discretionary Index (the "Consumer Discretionary Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Consumer Discretionary Index. The shares of the Fund are listed and trade on the NYSE Arca, Inc. (the "NYSE Arca" or the "Exchange") under the ticker symbol "FXD."

The Consumer Discretionary Index is a modified equal-dollar weighted index designed by NYSE Euronext or its affiliates ("NYSE Euronext"), to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Consumer Discretionary Index using the Russell Global Sectors (the "RGS") sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Average Annual          Cumulative
                                                                                          Total Returns         Total Returns
                                                      6 Months Ended   1 Year Ended   Inception (05/08/07)  Inception (05/08/07)
                                                         01/31/10        01/31/10          to 01/31/10           to 01/31/10
FUND PERFORMANCE
 NAV                                                     14.58%          70.84%             -10.31%               -25.72%
 Market Price                                            14.49%          70.64%             -10.31%               -25.72%
INDEX PERFORMANCE
 StrataQuant(R) Consumer Discretionary Index             15.08%          72.40%              -9.58%               -24.04%
 Russell 1000(R) Index                                   10.27%          34.81%              -9.51%               -23.88%
 S&P 500(R) Consumer Discretionary Index                 15.45%          53.43%              -9.14%               -23.04%
 Russell 1000(R) Consumer Discretionary Index            14.71%          51.47%               NA(1)                 NA(1)
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month net asset value ("NAV") return of +14.58% underperformed the +15.45% return one of its benchmark indices, the S&P 500(R) Consumer Discretionary Index, by -0.87%. Continued growth in personal spending helped the performance of the Consumer Discretionary sector. The internet & catalog retail industry was the top performing industry by total return, as it returned +35.4% over the six-month period. Priceline.com, Inc. led the industry with a six-month return of +50.7%. The online travel agency reported strong performance over the summer of 2009 as it gained market share in hotel reservations and increased sales 30%. The hotels, restaurants & leisure industry was the top performing industry by contribution to return, as it added +3.9% to total return. The industry included the Fund's leading individual contributor to return, Royal Caribbean Cruises, Ltd., which returned +79.6% and added +1.0% to total return. The cruise operator posted an unexpected profit for the quarter ended December 31, 2009 after aggressively slashing ticket prices to attract bargain-seeking consumers. On a relative basis, the Fund underperformed the benchmark S&P 500(R) Consumer Discretionary Index. The Fund was underweight some of the largest capitalization and best performing names such as Amazon.com, Inc. (+46.2%), Ford Motor Co. (+35.5%), and Walt Disney Co. (+19.0%). In total, large-cap companies contributed -7.5% to the Fund's underperformance, mostly due to the Fund being underweight large-cap companies relative to the benchmark. However, the fundamentally-weighted Fund was able to reverse most of the underperformance in other styles. For example, the Fund was overweight in small-cap growth companies and the Fund's holdings in the style performed better than the benchmark's holdings in the style; both factors contributed +2.6% to reversing underperformance. Underperformance was reversed in mid-cap companies where the Fund outperformed by +4.4%.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the six months ended January 31, 2010)

           TOP-PERFORMING STOCKS              BOTTOM-PERFORMING STOCKS
       Royal Caribbean Cruises, Ltd.        Penske Automotive Group, Inc.
           Las Vegas Sands Corp.                  AutoNation, Inc.
            priceline.com, Inc.                 Barnes & Noble, Inc.
       TRW Automotive Holdings Corp.         Goodyear Tire & Rubber Co.
              Black & Decker                   GameStop Corp., Class A
--------------------------------------------------------------------------------

________________________
(1) On or about September 18, 2008, Russell Investment Group ("Russell") began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the Russell Global Sectors (the "RGS"). The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. In addition to the implementation of the RGS, Russell changed the name of the Russell 1000(R) Consumer Discretionary and Services Index to the Russell 1000(R) Consumer Discretionary Index. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Consumer Discretionary Index (formerly known as the Russell 1000(R) Consumer Discretionary and Services Index) because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Consumer Discretionary Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Consumer Discretionary AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Consumer Discretionary Index in connection with the trading of the Fund.

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Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXD - First Trust Consumer Discretionary AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Sector                                  Long-Term Investments
-------------------------------------------------------------
Consumer Discretionary                   88.66%
Consumer Staples                          4.65
Industrials                               3.57
Information Technology                    3.12
                                        -------
  Total                                 100.00%
                                        =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Security                                Long-Term Investments
-------------------------------------------------------------
Netflix, Inc.                             1.55%
Carnival Corp.                            1.45
New York Times (The) Co., Class A         1.44
Wyndham Worldwide Corp.                   1.43
BJ's Wholesale Club, Inc.                 1.42
WESCO International, Inc.                 1.41
RadioShack Corp.                          1.38
Limited Brands, Inc.                      1.36
IAC/InterActiveCorp                       1.35
Big Lots, Inc.                            1.35
                                        -------
  Total                                  14.14%
                                        =======


                   Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

----------------------------------------------------------------------------------------------------------
                First Trust              StrataQuant(R)
                Consumer Discretionary   Consumer                Russell 1000(R)     S&P 500(R) Consumer
                AlphaDEX(R) Fund         Discretionary Index     Index               Discretionary Index
----------------------------------------------------------------------------------------------------------
5/8/2007         $10,000                 $10,000                 $10,000             $10,000
7/31/2007        $ 9,415                 $ 9,439                 $ 9,674             $ 9,418
7/31/2008        $ 7,133                 $ 7,193                 $ 8,647             $ 7,355
7/31/2009        $ 6,482                 $ 6,600                 $ 6,903             $ 6,667
1/31/2010        $ 7,427                 $ 7,595                 $ 7,611             $ 7,697

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        15                         0                          0                         0
8/1/07 - 7/31/08                        134                         7                          0                         0
8/1/08 - 7/31/09                        112                         5                          4                         1
8/1/09 - 1/31/10                         90                         0                          0                         0

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        42                         0                          0                         0
8/1/07 - 7/31/08                        104                         3                          2                         0
8/1/08 - 7/31/09                        124                         9                          0                         0
8/1/09 - 1/31/10                         35                         0                          0                         0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXG - First Trust Consumer Staples AlphaDEX(R) Fund

The First Trust Consumer Staples AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Consumer Staples Index (the "Consumer Staples Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Consumer Staples Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXG."

The Consumer Staples Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Consumer Staples Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Average Annual          Cumulative
                                                                                           Total Returns         Total Returns
                                                       6 Months Ended   1 Year Ended   Inception (05/08/07)  Inception (05/08/07)
                                                          01/31/10        01/31/10          to 01/31/10           to 01/31/10
FUND PERFORMANCE
 NAV                                                       8.19%          27.88%              -3.26%                -8.67%
 Market Price                                              8.19%          27.97%              -3.27%                -8.68%
INDEX PERFORMANCE
 StrataQuant(R) Consumer Staples Index                     8.55%          28.87%              -2.58%                -6.90%
 Russell 1000(R) Index                                    10.27%          34.81%              -9.51%               -23.88%
 S&P 500(R) Consumer Staples Index                         8.76%          22.85%               1.54%                 4.27%
 Russell 1000(R) Consumer Staples Index                    8.50%          23.74%               NA(1)                 NA(1)
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month NAV return of +8.19% underperformed the +8.76% return of one of its benchmark indices, the S&P 500(R) Consumer Staples Index, by -0.57%. Markets continued to climb amidst improving economic conditions during the six months covered by this report. The tobacco industry was the best-performing industry in the Fund, as measured by total return, as the industry returned +14.8% over the period. The Fund's holdings in the industry included Reynolds American, Inc., which was the Fund's top performing stock, as measured by total return, with a six-month return of +26.7%. The company beat earnings expectations for the quarter ended September 30, 2009 by raising prices to offset a decline in shipments. The food products industry's +3.1% contribution to total return led all industries. The contribution was mostly attributable to the industry's large average weight in the Fund (42.9%). Personal products company NBTY, Inc. was the best individual contributor with a contribution of +1.2%. The nutritional supplement maker had a six-month return of +23.0% after reporting record net sales for the quarters ending September 30, 2009 and December 31, 2009. On a relative basis the Fund underperformed the capitalization-weighted benchmark S&P 500(R) Consumer Staples Index which allocates a large weight to large-cap companies such as Coca-Cola Co. (+10.5%) and Procter & Gamble Co. (+12.5%) which performed well during the period. The two companies alone caused -2.6% of Fund underperformance. Most of the Fund's underperformance that was caused by large-cap companies was reversed by strong performance from small- and mid-cap companies, in which the Fund had a heavier weight relative to the benchmark. For example, the performance of smaller cap names such as NBTY, Inc. (+23.0%), Green Mountain Coffee Roasters, Inc. (+20.4%), and Del Monte Foods Co. (+18.8%), combined to reverse +2.5% of Fund underperformance.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the six months ended January 31, 2010)

          TOP-PERFORMING STOCKS            BOTTOM-PERFORMING STOCKS
               NBTY, Inc.                           Bunge Ltd.
        Whole Foods Market, Inc.                  Dean Foods Co.
  Green Mountain Coffee Roasters, Inc.       Energizer Holdings, Inc.
              Safeway, Inc.              Molson Coors Brewing Co., Class B
       Coca-Cola Enterprises, Inc.                Herbalife, Ltd.
--------------------------------------------------------------------------------

________________________
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Consumer Staples Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Consumer Staples Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Consumer Staples AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Consumer Staples Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXG - First Trust Consumer Staples AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Sector                                  Long-Term Investments
-------------------------------------------------------------
Consumer Staples                        100.00%
                                        -------
  Total                                 100.00%
                                        =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Security                                Long-Term Investments
-------------------------------------------------------------
Safeway, Inc.                             4.43%
Green Mountain Coffee Roasters, Inc.      4.37
Ralcorp Holdings, Inc.                    4.35
NBTY, Inc.                                4.30
CVS Caremark Corp.                        4.22
DelMonte Foods Co.                        4.22
Whole Foods Market, Inc.                  4.17
Molson Coors Brewing Co., Class B         3.91
Flowers Foods, Inc.                       3.44
Hormel Foods Corp.                        3.38
                                        -------
  Total                                  40.79%
                                        =======


                   Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


------------------------------------------------------------------------------------------------------------
                First Trust              StrataQuant(R)
                Consumer Staples         Consumer                Russell 1000(R)     S&P 500(R) Consumer
                AlphaDEX(R) Fund         Staples Index           Index               Staples Index
------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000                 $10,000             $10,000
7/31/2007       $ 9,555                  $ 9,574                 $ 9,674             $ 9,747
7/31/2008       $ 9,091                  $ 9,180                 $ 8,647             $10,386
7/31/2009       $ 8,442                  $ 8,577                 $ 6,903             $ 9,587
1/31/2010       $ 9,133                  $ 9,311                 $ 7,611             $10,426

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        27                         0                          1                         0
8/1/07 - 7/31/08                        142                         8                          0                         1
8/1/08 - 7/31/09                        106                         8                          8                         5
8/1/09 - 1/31/10                         92                         0                          0                         0

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        29                         0                          0                         0
8/1/07 - 7/31/08                         93                         6                          0                         0
8/1/08 - 7/31/09                        119                         7                          2                         0
8/1/09 - 1/31/10                         33                         0                          0                         0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXN - First Trust Energy AlphaDEX(R) Fund

The First Trust Energy AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Energy Index (the "Energy Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Energy Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXN."

The Energy Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Energy Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Average Annual          Cumulative
                                                                                          Total Returns         Total Returns
                                                      6 Months Ended   1 Year Ended   Inception (05/08/07)  Inception (05/08/07)
                                                         01/31/10        01/31/10          to 01/31/10           to 01/31/10
FUND PERFORMANCE
 NAV                                                     16.60%          46.43%              -7.81%               -19.95%
 Market Price                                            16.60%          43.78%              -7.81%               -19.95%
INDEX PERFORMANCE
 StrataQuant(R) Energy Index                             17.05%          47.59%              -7.21%               -18.48%
 Russell 1000(R) Index                                   10.27%          34.81%              -9.51%               -23.88%
 S&P 500(R) Energy Index                                  6.37%          12.24%              -5.15%               -13.44%
 Russell 1000(R) Energy Index                             6.88%          15.04%               NA(1)                 NA(1)
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six month NAV return of +16.60% outperformed the +6.37% return of one of its benchmark indices, the S&P 500(R) Energy Index, by +10.23%. An increase in global economic activity increased demand for energy consumption and boosted returns in the Energy sector. Performance from many companies held by the Fund was significant as more than half of the Fund's constituents had double-digit six-month returns. Pioneer Natural Resources Co. was the second best individual performer in the Fund with a six-month return of +54.2%. The company increased oil production 3% in 2009, increased its proved reserves by 52 million barrels, and reduced its long-term debt. Oil States International, Inc. was the Fund's largest individual contributor to total return with a contribution of +1.1%. The company had a six-month return of +35.8% after reporting earnings of $0.53 per share versus an estimated $0.39 for the quarter ended September 30, 2009. Oil States International, Inc. cited a year-over-year increase in revenue, as of September 30, 2009, from its offshore products and accommodations business even though it was a tough quarter for its North American natural gas business. On a relative basis, the Fund outperformed its benchmark S&P 500(R) Energy Index. Performance in the Energy sector was generally strong; however, the benchmark had an average weight of 30.3% in Exxon Mobil Corp., which had a six-month return of -7.4%. In total, large-cap companies made up 95.9% of the benchmark and contributed +5.6% to the benchmark's total return. The Fund received a +4.6% contribution to total return from large-cap companies, but these companies made up only 37.8% of the Fund. The Fund was able to put much more of its weight in strong performing mid-cap companies. The Fund's heavier weight in the mid-cap style relative to the benchmark contributed +12.3% to the Fund's outperformance.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the six months ended January 31, 2010)

            TOP-PERFORMING STOCKS               BOTTOM-PERFORMING STOCKS
       Oil States International, Inc.           Foundation Coal Holdings
               BJ Services Co.                    SEACOR Holdings, Inc.
           Encore Acquisition Co.                   Murphy Oil Corp.
       Superior Energy Services, Inc.            Seahawk Drilling, Inc.
              Massey Energy Co.                  Denbury Resources, Inc.
--------------------------------------------------------------------------------

________________________
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. In addition to the implementation of the RGS, Russell combined the Russell 1000(R) Integrated Oils Index and the Russell 1000(R) Other Energy Index into one index, the Russell 1000(R) Energy Index. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Energy Index because this index did not exist until on or about September 18, 2008. In addition, performance data is not available for the periods shown in the table for the Russell 1000(R) Integrated Oils Index or the Russell 1000(R) Other Energy Index because these indices ceased being calculated by Russell effective June 30, 2009.

The StrataQuant(R) Energy Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Energy AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Energy Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXN - First Trust Energy AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Sector                                  Long-Term Investments
-------------------------------------------------------------
Energy                                   97.27%
Materials                                 2.73
                                        -------
  Total                                 100.00%
                                        =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Security                                Long-Term Investments
-------------------------------------------------------------
Helmerich & Payne, Inc.                   3.32%
Rowan Cos., Inc.                          3.01
Chevron Corp.                             2.97
Atwood Oceanics, Inc.                     2.96
Peabody Energy Corp.                      2.95
Pride International, Inc.                 2.94
National Oilwell Varco, Inc.              2.94
Tesoro Corp.                              2.92
SEACOR Holdings, Inc.                     2.92
Massey Energy Co.                         2.91
                                        -------
  Total                                  29.84%
                                        =======


                   Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------------------
                First Trust          StrataQuant(R)
                Energy               Energy            Russell 1000(R)    S&P 500(R)
                AlphaDEX(R) Fund     Index             Index              Energy Index
-------------------------------------------------------------------------------------------
5/8/2007         $10,000             $10,000           $10,000            $10,000
7/31/2007        $10,370             $10,387           $ 9,674            $10,743
7/31/2008        $11,990             $12,080           $ 8,647            $11,455
7/31/2009        $ 6,865             $ 6,965           $ 6,903            $ 8,138
1/31/2010        $ 8,005             $ 8,153           $ 7,611            $ 8,656

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        27                         1                          0                         0
8/1/07 - 7/31/08                        111                         4                          4                         0
8/1/08 - 7/31/09                        116                         9                         10                         2
8/1/09 - 1/31/10                         76                         1                          0                         0

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        29                         0                          0                         0
8/1/07 - 7/31/08                        124                         7                          0                         0
8/1/08 - 7/31/09                        108                         5                          4                         1
8/1/09 - 1/31/10                         47                         1                          0                         0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXO - First Trust Financials AlphaDEX(R) Fund

The First Trust Financials AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Financials Index (the "Financials Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Financials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXO."

The Financials Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Financials Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Average Annual          Cumulative
                                                                                            Total Returns         Total Returns
                                                        6 Months Ended   1 Year Ended   Inception (05/08/07)  Inception (05/08/07)
                                                           01/31/10        01/31/10          to 01/31/10           to 01/31/10
FUND PERFORMANCE
 NAV                                                       18.80%          64.53%             -14.92%               -35.71%
 Market Price                                              18.92%          61.74%             -14.92%               -35.71%
INDEX PERFORMANCE
 StrataQuant(R) Financials Index                           19.24%          66.45%             -14.03%               -33.82%
 Russell 1000(R) Index                                     10.27%          34.81%              -9.51%               -23.88%
 S&P 500(R) Financials Index                                9.92%          56.85%             -27.97%               -59.19%
 Russell 1000(R) Financial Services Index                  10.79%          53.51%               NA(1)                 NA(1)
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month NAV return of +18.80% outperformed the +9.92% return of one of its benchmark indices, the S&P 500(R) Financials Index, by +8.88%. In general, the Financials sector had a healthy six-month period as confidence returned to the financial system and economic conditions improved. Insurance company Genworth Financial, Inc. was the Fund's top performer and leading individual contributor to total return. The company eased liquidity concerns by successfully raising capital and reported its first profit in six quarters for the quarter ended September 30, 2009. Genworth Financial Inc. had a six-month return of +100.5% and contributed +0.9% to the Fund's total return. Low interest rates, depressed real estate prices, and improving economic conditions helped the REIT industry to be the largest contributor to the Fund's total return. The Fund's holdings in REITs had a six-month return of +34.8%, led by SL Green Realty Corp.'s six-month return of +77.2%. The company is Manhattan's largest office-building owner and it reported an increase in leasing activity during the 4th quarter of 2009. In total, the REIT industry contributed +8.0% to the Fund's total return. On a relative basis the Fund significantly outperformed its benchmark S&P 500(R) Financials Index. The benchmark was heavily weighted in large financial institutions whose growth was tempered by the need to raise capital to pay back TARP funds and uncertainty surrounding future regulation. The benchmark had a 90% average weight in large-cap financial institutions that only contributed +8.2% to the benchmark's return. The Fund had a higher weight and better performance in mid-cap institutions, which contributed +10.8% to the Fund's outperformance.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the six months ended January 31, 2010)

           TOP-PERFORMING STOCKS                  BOTTOM-PERFORMING STOCKS
     Genworth Financial, Inc., Class A       American International Group, Inc.
           SL Green Realty Corp.                   Metavante Technologies
       Hospitality Properties Trust             NASDAQ OMX Group (The), Inc.
  Forest City Enterprises, Inc., Class A       Interactive Brokers Group, Inc.
               Macerich Co.                   Fidelity National Financial, Inc.
--------------------------------------------------------------------------------

________________________
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Financial Services Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Financials Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Financials AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Financials Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXO - First Trust Financials AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Sector                                  Long-Term Investments
-------------------------------------------------------------
Financials                               89.58%
Information Technology                    8.18
Industrials                               1.18
Consumer Discretionary                    1.06
                                        -------
  Total                                 100.00%
                                        =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Security                                Long-Term Investments
-------------------------------------------------------------
Genworth Financial, Inc., Class A         1.47%
StanCorp Financial Group, Inc.            1.30
Assurant, Inc.                            1.29
Aspen Insurance Holdings Ltd.             1.26
Investment Technology Group, Inc.         1.25
Torchmark Corp.                           1.23
RenaissanceRe Holdings Ltd.               1.23
Chubb (The) Corp.                         1.22
Travelers (The) Cos., Inc.                1.22
Chimera Investment Corp.                  1.22
                                        -------
  Total                                  12.69%
                                        =======


                   Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

---------------------------------------------------------------------------------------------------------
                First Trust              StrataQuant(R)
                Financials               Financials              Russell 1000(R)     S&P 500(R)
                AlphaDEX(R) Fund         Index                   Index               Financials Index
---------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                 $10,000                  $10,000             $10,000
7/31/2007       $ 8,955                 $ 8,986                  $ 9,674             $ 8,883
7/31/2008       $ 6,363                 $ 6,450                  $ 8,647             $ 5,950
7/31/2009       $ 5,412                 $ 5,550                  $ 6,903             $ 3,713
1/31/2010       $ 6,429                 $ 6,618                  $ 7,611             $ 4,081

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        19                         0                          0                         0
8/1/07 - 7/31/08                        117                         4                          4                         1
8/1/08 - 7/31/09                        127                        11                          4                         6
8/1/09 - 1/31/10                         77                         0                          0                         0

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        38                         0                          0                         0
8/1/07 - 7/31/08                        112                        10                          2                         0
8/1/08 - 7/31/09                         99                         3                          4                         1
8/1/09 - 1/31/10                         48                         0                          0                         0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXH - First Trust Health Care AlphaDEX(R) Fund

The First Trust Health Care AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Health Care Index (the "Health Care Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Health Care Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXH."

The Health Care Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Health Care Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Average Annual          Cumulative
                                                                                          Total Returns         Total Returns
                                                      6 Months Ended   1 Year Ended   Inception (05/08/07)  Inception (05/08/07)
                                                         01/31/10        01/31/10          to 01/31/10           to 01/31/10
FUND PERFORMANCE
 NAV                                                     21.74%          46.66%               2.68%                 7.50%
 Market Price                                            21.74%          46.66%               2.68%                 7.50%
INDEX PERFORMANCE
 StrataQuant(R) Health Care Index                        22.13%          47.70%               3.53%                 9.94%
 Russell 1000(R) Index                                   10.27%          34.81%              -9.51%               -23.88%
 S&P 500(R) Health Care Index                            13.39%          21.80%              -3.62%                -9.58%
 Russell 1000(R) Health Care Index                       13.55%          23.49%               NA(1)                 NA(1)
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month NAV return of +21.74% outperformed the +13.39% return of one of its benchmark indices, the S&P 500(R) Health Care Index, by +8.35%. Positive performance was widespread throughout the Fund. The health care technology industry was the best-performing industry in the Fund with a six-month return of +26.7%. The industry's performance was driven by IMS Health, Inc.'s six-month return of +81.1%. The health care intelligence company agreed to sell itself for $5.2 billion to two private equity firms. The health care providers & services industry led all industries in contribution to total return with a contribution of +10.8%. The industry had an average weight of 46.2% in the Fund and a six-month return of +22.9%. The Fund's leading individual contributor, Tenet Healthcare Corp., was a part of the health care providers & services industry's performance. Tenet Healthcare Corp. had a six-month return of +40.3% and a contribution to total return of +1.4% after its bad debt expense came in much lower than expected, and Goldman Sachs upgraded Tenet Healthcare Corp.'s rating, calling the company "the best relative value in the sector." On a relative basis, the Fund outperformed its benchmark S&P 500(R) Health Care Index. The benchmark had a 64.8% average weight in large-cap growth companies which returned +11.2% for the six-month period. The Fund was not as concentrated in a single style and every style in the Fund returned at least +15.9%. Outperformance was most significant in mid-cap growth companies. The fundamental weighting of the Fund resulted in a heavier average weight in the mid-cap growth companies versus the capitalization-weighted benchmark S&P 500(R) Health Care Index (35.9% versus 8.9%). Performance within the mid-cap growth companies was also better in the Fund (+30.6% versus +22.9%), which resulted in a total of +8.7% of Fund outperformance.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------

     (by contribution to return over the six months ended January 31, 2010)

           TOP-PERFORMING STOCKS                BOTTOM-PERFORMING STOCKS
          Tenet Healthcare Corp.                     Medtronic, Inc.
             Health Net, Inc.                         Stryker Corp.
               Humana, Inc.                      Boston Scientific Corp.
             IMS Health, Inc.                       HLTH Corporation
           Cardinal Health, Inc.                 Quest Diagnostics, Inc.
--------------------------------------------------------------------------------

________________________
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Health Care Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Health Care Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Health Care AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Health Care Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXH - First Trust Health Care AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Sector                                  Long-Term Investments
-------------------------------------------------------------
Health Care                              99.55%
Information Technology                    0.45
                                        -------
  Total                                 100.00%
                                        =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Security                                Long-Term Investments
-------------------------------------------------------------
Humana, Inc.                              2.65%
UnitedHealth Group, Inc.                  2.59
AmerisourceBergen Corp.                   2.50
CareFusion Corp.                          2.47
Tenet Healthcare Corp.                    2.46
Medco Health Solutions, Inc.              2.30
CIGNA Corp.                               2.29
Universal Health Services, Inc., Class B  2.29
Coventry Health Care, Inc.                2.26
McKesson Corp.                            2.25
                                        -------
   Total                                 24.06%
                                        =======


                   Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-----------------------------------------------------------------------------------------------------------
                First Trust              StrataQuant(R)
                Health Care              Health Care             Russell 1000(R)     S&P 500(R)
                AlphaDEX(R) Fund         Index                   Index               Health Care Index
-----------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000                 $10,000             $10,000
7/31/2007       $ 9,740                  $ 9,764                 $ 9,674             $ 9,222
7/31/2008       $ 9,465                  $ 9,573                 $ 8,647             $ 8,940
7/31/2009       $ 8,830                  $ 9,001                 $ 6,903             $ 7,974
1/31/2010       $10,750                  $10,993                 $ 7,611             $ 9,042

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        27                         0                          0                         0
8/1/07 - 7/31/08                        133                         7                          2                         0
8/1/08 - 7/31/09                        118                         6                          7                         2
8/1/09 - 1/31/10                         78                         0                          0                         0

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        30                         0                          0                         0
8/1/07 - 7/31/08                         93                        15                          0                         0
8/1/08 - 7/31/09                        116                         5                          1                         0
8/1/09 - 1/31/10                         47                         0                          0                         0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXR - First Trust Industrials/Producer Durables AlphaDEX(R) Fund

The First Trust Industrials/Producer Durables AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Industrials Index (the "Industrials Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Industrials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXR."

The Industrials Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Industrials Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Average Annual          Cumulative
                                                                                          Total Returns         Total Returns
                                                      6 Months Ended   1 Year Ended   Inception (05/08/07)  Inception (05/08/07)
                                                         01/31/10        01/31/10          to 01/31/10           to 01/31/10
FUND PERFORMANCE
 NAV                                                     18.95%          45.63%             -11.17%               -27.66%
 Market Price                                            18.95%          45.63%             -11.17%               -27.65%
INDEX PERFORMANCE
 StrataQuant(R) Industrials Index                        19.77%          47.20%             -10.42%               -25.96%
 Russell 1000(R) Index                                   10.27%          34.81%              -9.51%               -23.88%
 S&P 500(R) Industrials Index                            16.24%          36.75%             -10.15%               -25.36%
 Russell 1000(R) Producer Durables Index                 15.74%          37.08%               NA(1)                 NA(1)
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month NAV return of +18.95% outperformed the +16.24% return of one of its benchmark indices, the S&P 500(R) Industrials Index, by +2.71%. Industrial production increased every month during the period, helping the Industrials sector to post strong gains. The computers & peripherals industry was the strongest-performing industry in the Fund because it was made up of only Lexmark International, Inc., which was the Fund's best individual performer. Lexmark International, Inc. had a six-month return of +78.1% after raising earnings and revenue expectations due to aggressive cost cutting. The machinery industry was the largest contributor to total return. The industry had an average Fund weight of 25.5% and a six-month return of +22.5%, resulting in a contribution of +6.4%. The Fund's largest individual contributor to return, Bucyrus International, Inc., was a part of the industry. Bucyrus International, Inc. had a six-month return of +77.9%. The company reported strong earnings for the quarters ended September 30, 2009 and December 31, 2009, and announced the acquisition of Terex Corp.'s mining division. Bucyrus International, Inc. contributed +1.1% to the Fund's total return. The machinery industry was also responsible for more outperformance than any other industry in the Fund. The Fund had a heavier weight (25.5% versus 15.5%) and better performance (+22.5% versus +16.3%) in the industry relative to the benchmark S&P 500(R) Industrials Index, resulting in +3.9% of Fund outperformance.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the six months ended January 31, 2010)

             TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
          Bucyrus International, Inc.                      Con-Way, Inc.
          Lexmark International, Inc.                        KBR, Inc.
                 Manitowoc Co.                        AECOM Technology Corp.
  Spirit AeroSystems Holdings, Inc., Class A                Kirby Corp.
             Delta Air Lines, Inc.                           URS Corp.
--------------------------------------------------------------------------------

________________________
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Producer Durables Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Industrials Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Industrials/Producer Durables AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Industrials Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXR - First Trust Industrials/Producer Durables AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Sector                                  Long-Term Investments
-------------------------------------------------------------
Industrials                              79.90%
Information Technology                   10.70
Energy                                    5.03
Materials                                 1.78
Health Care                               1.68
Consumer Discretionary                    0.91
                                        -------
  Total                                 100.00%
                                        =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Security                                Long-Term Investments
-------------------------------------------------------------
Spirit AeroSystems Holdings, Inc.,
 Class A                                  2.08%
Delta Air Lines, Inc.                     2.07
Xerox Corp.                               1.98
Raytheon Co.                              1.96
Overseas Shipholding Group, Inc.          1.95
URS Corp.                                 1.94
Southwest Airlines Co.                    1.91
KBR, Inc.                                 1.90
Tidewater, Inc.                           1.88
L-3 Communications Holdings, Inc.         1.84
                                        -------
  Total                                  19.51%
                                        =======


                   Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

----------------------------------------------------------------------------------------------------------
                First Trust
                Industrials/Producer     StrataQuant(R)
                Durables                 Industrials             Russell 1000(R)     S&P 500(R)
                AlphaDEX(R) Fund         Index                   Index               Industrials Index
----------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000                 $10,000             $10,000
7/31/2007       $ 9,435                  $ 9,457                 $ 9,674             $10,400
7/31/2008       $ 8,792                  $ 8,874                 $ 8,647             $ 9,138
7/31/2009       $ 6,081                  $ 6,181                 $ 6,903             $ 6,422
1/31/2010       $ 7,233                  $ 7,403                 $ 7,611             $ 7,464

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        40                         1                          0                         0
8/1/07 - 7/31/08                        121                         4                          3                         0
8/1/08 - 7/31/09                        115                         3                          6                         0
8/1/09 - 1/31/10                         84                         0                          0                         0

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        16                         0                          0                         0
8/1/07 - 7/31/08                        115                         6                          1                         0
8/1/08 - 7/31/09                        122                         6                          3                         0
8/1/09 - 1/31/10                         41                         0                          0                         0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXZ - First Trust Materials AlphaDEX(R) Fund

The First Trust Materials AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Materials Index (the "Materials Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Materials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXZ."

The Materials Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Materials Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Average Annual          Cumulative
                                                                                            Total Returns         Total Returns
                                                        6 Months Ended   1 Year Ended   Inception (05/08/07)  Inception (05/08/07)
                                                           01/31/10        01/31/10          to 01/31/10           to 01/31/10
FUND PERFORMANCE
 NAV                                                       18.57%          76.31%              -2.75%                -7.35%
 Market Price                                              18.48%          76.07%              -2.73%                -7.30%
INDEX PERFORMANCE
 StrataQuant(R) Materials Index                            19.10%          77.86%              -1.98%                -5.31%
 Russell 1000(R) Index                                     10.27%          34.81%              -9.51%               -23.88%
 S&P 500(R) Materials Index                                 5.21%          46.28%              -8.31%               -21.10%
 Russell 1000(R) Materials and Processing Index             7.38%          49.85%               NA(1)                 NA(1)
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month NAV return of +18.57% outperformed the +5.21% return of one of its benchmark indices, the S&P 500(R) Materials Index, by +13.36%. The building products industry was the best-performing industry in the Fund with a six-month return of +37.6%. Armstrong World Industries, Inc. was the best performer in the industry with a six-month return of +48.1%. The chemicals industry contributed +8.2% to the Fund's total return to lead all industries. The Fund's best individual performer and contributor, Huntsman Corp., was part of the industry. The tough economy took a toll on Huntsman Corp.'s profits in 2009, but increasing overseas demand for its products and improving revenues helped the company to a six-month return of +102.7% and a contribution to the Fund's total return of +2.8%. In addition to the Fund's strong absolute return during the period, the Fund also outperformed its benchmark S&P 500(R) Materials Index over the six-month period. Despite being significantly underweight versus the benchmark in the large-cap growth style (10.2% versus 50.1%), the Fund's better performance within this style (+22.8% versus +0.8%) enabled the style to contribute more to the Fund's total return than the benchmark's total return. In particular, the Fund benefitted from holding Cliffs Natural Resources, Inc. for the whole period covered by this report during which time it returned +46.3%. The company was added to the benchmark in December 2009, after which it declined -13.3%, resulting in +1.6% of Fund outperformance. The fundamental weighting of the Fund resulted in a heavier weight and better performance in mid-cap companies. Mid-cap companies comprised 78.6% of the Fund's weight and contributed +15.2% to the Fund's total return. The benchmark had an average weight of 18.3% in mid-cap companies, which contributed a much lower +0.9% to the benchmark's total return. In total, the Fund's holdings in mid-cap companies contributed +14.3% to the Fund's relative outperformance.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the six months ended January 31, 2010)

            TOP-PERFORMING STOCKS               BOTTOM-PERFORMING STOCKS
               Huntsman Corp.                      General Cable Corp.
      Armstrong World Industries, Inc.                 Alcoa, Inc.
       Cliffs Natural Resources, Inc.            Celanese Corp., Class A
        Allegheny Technologies, Inc.              Commercial Metals Co.
         Carpenter Technology Corp.                   Pactiv Corp.
--------------------------------------------------------------------------------

________________________
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Materials and Processing Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Materials Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Materials AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Materials Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXZ - First Trust Materials AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Sector                                  Long-Term Investments
-------------------------------------------------------------
Materials                                82.49%
Industrials                              16.20
Consumer Discretionary                    1.31
                                        -------
  Total                                 100.00%
                                        =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Security                                Long-Term Investments
-------------------------------------------------------------
Huntsman Corp.                            3.80%
CF Industries Holdings, I                 3.60
Ashland, Inc.                             3.59
Owens Corning, Inc.                       3.53
AptarGroup, Inc.                          3.49
General Cable Corp.                       3.48
Terra Industries, Inc.                    3.45
Packaging Corp. of America                3.37
Armstrong World Industries, Inc.          3.29
Celanese Corp., Class A                   3.19
                                        -------
  Total                                  34.79%
                                        =======


                   Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

---------------------------------------------------------------------------------------------------------
                First Trust              StrataQuant(R)
                Materials                Materials               Russell 1000(R)     S&P 500(R)
                AlphaDEX(R) Fund         Index                   Index               Materials Index
---------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000                 $10,000             $10,000
7/31/2007       $10,085                  $10,104                 $ 9,674             $ 9,956
7/31/2008       $11,037                  $11,128                 $ 8,647             $10,387
7/31/2009       $ 7,814                  $ 7,950                 $ 6,903             $ 7,499
1/31/2010       $ 9,265                  $ 9,468                 $ 7,611             $ 7,890

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        27                         1                          0                         0
8/1/07 - 7/31/08                        132                         3                          5                         0
8/1/08 - 7/31/09                        104                         8                          3                         1
8/1/09 - 1/31/10                         81                         0                          0                         0

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        29                         0                          0                         0
8/1/07 - 7/31/08                         98                        10                          2                         0
8/1/08 - 7/31/09                        131                         8                          0                         0
8/1/09 - 1/31/10                         44                         0                          0                         0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXL - First Trust Technology AlphaDEX(R) Fund

The First Trust Technology AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Technology Index (the "Technology Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Technology Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXL."

The Technology Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Technology Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Average Annual          Cumulative
                                                                                           Total Returns         Total Returns
                                                       6 Months Ended   1 Year Ended   Inception (05/08/07)  Inception (05/08/07)
                                                          01/31/10        01/31/10          to 01/31/10           to 01/31/10
FUND PERFORMANCE
 NAV                                                      13.96%          58.41%              -6.81%               -17.55%
 Market Price                                             13.80%          58.25%              -6.81%               -17.55%
INDEX PERFORMANCE
 StrataQuant(R) Technology Index                          14.34%          59.72%              -5.95%               -15.42%
 Russell 1000(R) Index                                    10.27%          34.81%              -9.51%               -23.88%
 S&P 500(R) Information Technology Index                   8.63%          52.75%              -3.23%                -8.58%
 Russell 1000(R) Technology Index                          8.81%          54.15%               NA(1)                 NA(1)
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month NAV return of +13.96% outperformed the +8.63% return of one of its benchmark indices, the S&P 500(R) Information Technology Index, by +5.33%. Improving economic activity and thin inventories for consumer electronics contributed to the generally strong performance of the Information Technology sector. The semiconductor industry was the Fund's largest contributor to total return with a contribution of +3.9%. The industry contained the Fund's two best-performing companies: Advanced Micro Devices, Inc. and Cree, Inc. Advanced Micro Devices, Inc. benefitted from increasing personal computer demand for which it makes processors, and from receiving a $1.25 billion settlement that ended a legal dispute with Intel. Advanced Micro Devices, Inc. had a six-month return of +103.8% and contributed +1.7% to the Fund's total return. Cree, Inc. benefitted from a surge in demand for its LED lights. The company's revenue for the quarter ended December 31, 2009 was 35% higher than for the quarter ended December 31, 2008. Cree, Inc. had a six-month return of +74.4% and contributed +1.1% to the Fund's total return. The semiconductor industry was also responsible for more outperformance than any other industry. The Fund had a heavier average weight (20.2% versus 13.5%) and better performance (+20.9% versus +1.3%) in the industry relative to the benchmark S&P 500(R) Information Technology Index, resulting in +3.6% of outperformance. While the Fund's largest holdings in the industry were the previously mentioned Advanced Micro Devices, Inc. and Cree, Inc., the benchmark's performance in the industry was brought down by the six-month returns of Applied Materials, Inc. (-10.9%), Texas Instruments, Inc. (-5.5%), and Intel Corp. (+2.3%). The communications equipment industry contributed another +1.5% to Fund outperformance due to the Fund's holdings delivering better performance than the benchmark's holdings.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the six months ended January 31, 2010)

            TOP-PERFORMING STOCKS                 BOTTOM-PERFORMING STOCKS
        Advanced Micro Devices, Inc.                Electronic Arts, Inc.
                 Cree, Inc.                     International Rectifier Corp.
Cognizant Technology Solutions Corp., Class A           Oracle Corp.
           Micron Technology, Inc.               Cypress Semiconductor Corp.
          Seagate Technology, Inc.                      McAfee, Inc.
--------------------------------------------------------------------------------

________________________
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Technology Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Technology Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Technology AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Technology Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXL - First Trust Technology AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Sector                                  Long-Term Investments
-------------------------------------------------------------
Information Technology                   93.60%
Telecommunication Services                5.60
Industrials                               0.80
                                        -------
  Total                                 100.00%
                                        =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Security                                Long-Term Investments
-------------------------------------------------------------
Compuware Corp.                           2.38%
Cree, Inc.                                2.25
SBA Communications Corp., Class A         2.20
SAIC, Inc.                                2.20
Cognizant Technology Solutions
  Corp., Class A                          2.19
Crown Castle International Corp.          2.15
Seagate Technology                        2.09
Computer Sciences Corp.                   2.02
SanDisk Corp.                             1.99
Avnet, Inc.                               1.99
                                        -------
  Total                                  21.46%
                                        =======


                   Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

--------------------------------------------------------------------------------------------------------------
                First Trust              StrataQuant(R)
                Technology               Technology              Russell 1000(R)     S&P 500(R) Information
                AlphaDEX(R) Fund         Index                   Index               Technology Index
--------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000                 $10,000             $10,000
7/31/2007       $10,235                  $10,252                 $ 9,674             $10,160
7/31/2008       $ 8,815                  $ 8,895                 $ 8,647             $ 9,320
7/31/2009       $ 7,236                  $ 7,397                 $ 6,903             $ 8,416
1/31/2010       $ 8,246                  $ 8,457                 $ 7,611             $ 9,142

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        23                         1                          0                         0
8/1/07 - 7/31/08                        130                         4                          4                         0
8/1/08 - 7/31/09                        111                         2                         11                         1
8/1/09 - 1/31/10                         78                         0                          0                         0

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        33                         0                          0                         0
8/1/07 - 7/31/08                        107                         4                          1                         0
8/1/08 - 7/31/09                        119                        10                          0                         1
8/1/09 - 1/31/10                         47                         0                          0                         0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXU - First Trust Utilities AlphaDEX(R) Fund

The First Trust Utilities AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Utilities Index (the "Utilities Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Utilities Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXU."

The Utilities Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Utilities Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Average Annual          Cumulative
                                                                                          Total Returns         Total Returns
                                                      6 Months Ended   1 Year Ended   Inception (05/08/07)  Inception (05/08/07)
                                                         01/31/10        01/31/10          to 01/31/10           to 01/31/10
FUND PERFORMANCE
 NAV                                                      7.96%          20.61%              -7.70%               -19.67%
 Market Price                                             7.81%          20.34%              -7.73%               -19.73%
INDEX PERFORMANCE
 StrataQuant(R) Utilities Index                           8.38%          21.73%              -6.89%               -17.71%
 Russell 1000(R) Index                                   10.27%          34.81%              -9.51%               -23.88%
 S&P 500(R) Utilities Index                               4.20%           7.09%              -8.80%               -22.24%
 Russell 1000(R) Utilities Index                          1.94%           9.46%               NA(1)                 NA(1)
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month NAV return of +7.96% outperformed the +4.20% return of one of its benchmark indices, the S&P 500(R) Utilities Index, by +3.76%. The generally less-volatile Utilities sector was one of the weaker-performing sectors during the time covered by this report. The multi-utilities industry was the largest contributor to the total return of the Fund with a contribution of +4.0%. The industry included the Fund's leading individual contributor DTE Energy Co. The company had a six-month return of +25.4% after increasing its earnings expectations for 2009 due to cost cutting and strong performance from its non-utility operations, particularly revenue from gas pipelines. DTE Energy Co. contributed +0.8% to the Fund's total return. The electric utilities industry was responsible for a significant portion of the Fund's outperformance. The Fund's holdings in the industry had a six-month return of +9.0% and made up an average of 27.4% of the Fund's holdings. The benchmark S&P 500(R) Utilities Index's holdings in the industry only returned +0.3% and made up an average of 55.3% of the benchmark's holdings. The Fund's better performance in the industry overcame the benchmark's heavier weight in the industry and contributed +2.0% to Fund outperformance. The Fund's stronger performance in the electric utilities industry was a result of the fundamental weighting of the Fund compared to the capitalization weighting of the benchmark. Large utility services company Exelon Corp., for example, had a six-month return of -8.4%. The company had an average weight of 9.2% in the capitalization-weighted benchmark, but an average weight of only 0.5% in the Fund. Exelon Corp. alone caused +0.7% of Fund outperformance. FPL Group, Inc., PPL Corp. and Entergy Corp. similarly had negative performance but were significantly underweight in the Fund relative to the benchmark.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the six months ended January 31, 2010)

           TOP-PERFORMING STOCKS               BOTTOM-PERFORMING STOCKS
              DTE Energy Co.                         Mirant Corp.
            NII Holdings, Inc.                    Sprint Nextel Corp.
               Questar Corp.                         Calpine Corp.
           Alliant Energy Corp.                    NRG Energy, Inc.
      Telephone & Data Systems, Inc.            Allegheny Energy, Inc.
--------------------------------------------------------------------------------

________________________
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Utilities Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Utilities Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Utilities AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Utilities Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXU - First Trust Utilities AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Sector                                  Long-Term Investments
-------------------------------------------------------------
Utilities                                81.78%
Telecommunication Services               15.12
Energy                                    3.10
                                        -------
  Total                                 100.00%
                                        =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Security                                Long-Term Investments
-------------------------------------------------------------
NRG Energy, Inc.                          3.26%
Westar Energy, Inc.                       3.14
Pepco Holdings, Inc.                      3.11
Southern Union Co.                        3.10
DTE Energy Co.                            3.08
Energen Corp.                             3.00
NV Energy, Inc.                           2.97
NiSource, Inc.                            2.96
Mirant Corp.                              2.94
Ameren Corp.                              2.92
                                        -------
  Total                                  30.48%
                                        =======

                   Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

--------------------------------------------------------------------------------------------------------
                First Trust              StrataQuant(R)
                Utilities                Utilities                Russell 1000(R)     S&P 500(R)
                AlphaDEX(R) Fund         Index                    Index               Utilities Index
--------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000                  $10,000             $10,000
7/31/2007       $ 9,185                  $ 9,205                  $ 9,674             $ 9,034
7/31/2008       $ 8,506                  $ 8,601                  $ 8,647             $ 9,394
7/31/2009       $ 7,440                  $ 7,593                  $ 6,903             $ 7,463
1/31/2010       $ 8,033                  $ 8,229                  $ 7,611             $ 7,777

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        27                         1                          0                         0
8/1/07 - 7/31/08                        140                         5                          1                         1
8/1/08 - 7/31/09                        110                         9                          5                         1
8/1/09 - 1/31/10                         94                         0                          0                         0

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        29                         0                          0                         0
8/1/07 - 7/31/08                         96                         5                          2                         0
8/1/08 - 7/31/09                        125                         4                          1                         0
8/1/09 - 1/31/10                         31                         0                          0                         0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FEX - First Trust Large Cap Core AlphaDEX(R) Fund

The First Trust Large Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Core Index (the "Large Cap Core Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Large Cap Core Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FEX."

The Large Cap Core Index is a modified equal-dollar weighted index designed by Standard & Poor's, a division of McGraw-Hill Companies, Inc. ("S&P") to objectively identify and select stocks from the S&P 500(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Average Annual            Cumulative
                                                                                 Total Returns           Total Returns
                                         6 Months Ended     1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                            01/31/10          01/31/10            to 01/31/10             to 01/31/10
FUND PERFORMANCE
 NAV                                        13.51%            43.04%                -9.47%                 -23.82%
 Market Price                               13.51%            42.77%                -9.47%                 -23.81%
INDEX PERFORMANCE
 Defined Large Cap Core Index               13.95%            44.20%                -8.77%                 -22.17%
 S&P 500(R) Index                            9.87%            33.14%                -9.66%                 -24.24%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month NAV return of +13.51% outperformed the +9.87% return of the benchmark S&P 500(R) Index by +3.64%. Improving economic conditions led to widespread positive returns as nine of ten sectors in the Fund made positive contributions to total return. The Health Care sector was the best-performing sector in the Fund with a six-month return of +18.5%. The Industrials sector also had a strong six-month return (+15.8%) and led all sectors in contribution to total return with a +2.4% contribution. Information Technology company Advanced Micro Devices, Inc. was the Fund's best individual performer (+103.8%) and contributor to total return (+0.4%). Advanced Micro Devices, Inc. benefitted from increasing personal computer demand for which it makes processors, and from receiving a $1.25 billion settlement that ended a legal dispute with Intel. Fund outperformance was strongest in the Energy sector. The Fund's holdings in the sector had better performance than the benchmark's (+17.0% versus +6.3%) largely because the benchmark had a significant weight in Exxon Mobil Corp., which had a six-month return of -7.4%. The Fund's holdings were spread more evenly across the generally positive performing sector. In total, the Energy sector was responsible for +1.1% of Fund outperformance. The Consumer Discretionary sector was the next best sector in terms of relative performance. The Fund gained +0.9% of outperformance by being overweight in the strong performing sector relative to the benchmark.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the six months ended January 31, 2010)

            TOP-PERFORMING STOCKS                  BOTTOM-PERFORMING STOCKS
        Advanced Micro Devices, Inc.             MetroPCS Communications, Inc.
          United States Steel Corp.             Cliffs Natural Resources, Inc.
Cognizant Technology Solutions Corp., Class A       Micron Technology, Inc.
                 MBIA, Inc.                         Allegheny Energy, Inc.
        Allegheny Technologies, Inc.                International Paper Co.
--------------------------------------------------------------------------------

________________________
The Defined Large Cap Core Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Large Cap Core Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Large Cap Core AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------
FEX - First Trust Large Cap Core AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Sector                                  Long-Term Investments
-------------------------------------------------------------
Consumer Discretionary                   18.18%
Information Technology                   14.20
Health Care                              13.03
Utilities                                11.28
Industrials                              10.27
Financials                                9.68
Energy                                    8.29
Consumer Staples                          8.28
Materials                                 4.38
Telecommunication Services                2.41
                                        -------
  Total                                 100.00%
                                        =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Security                                Long-Term Investments
-------------------------------------------------------------
Humana, Inc.                              0.51%
WellPoint, Inc.                           0.51
Gannett Co., Inc.                         0.50
Estee Lauder (The) Cos., Inc., Class A    0.50
Ford Motor Co.                            0.50
Intuitive Surgical, Inc.                  0.50
Assurant, Inc.                            0.49
Safeway, Inc.                             0.49
Carnival Corp.                            0.49
Compuware Corp.                           0.49
                                        -------
  Total                                   4.98%
                                        =======


                   Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------
                First Trust
                Large Cap Core           Defined Large           S&P 500(R)
                AlphaDEX(R) Fund         Cap Core Index          Index
-------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000                 $10,000
7/31/2007       $ 9,560                  $ 9,579                 $ 9,690
7/31/2008       $ 8,304                  $ 8,383                 $ 8,615
7/31/2009       $ 6,711                  $ 6,830                 $ 6,896
1/31/2010       $ 7,618                  $ 7,783                 $ 7,576

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        18                         1                          0                         0
8/1/07 - 7/31/08                        126                         2                          7                         0
8/1/08 - 7/31/09                        106                         9                          2                         1
8/1/09 - 1/31/10                         67                         0                          0                         0

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        38                         0                          0                         0
8/1/07 - 7/31/08                        109                         5                          1                         0
8/1/08 - 7/31/09                        127                         8                          2                         0
8/1/09 - 1/31/10                         58                         0                          0                         0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FNX - First Trust Mid Cap Core AlphaDEX(R) Fund

The First Trust Mid Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Mid Cap Core Index (the "Mid Cap Core Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Mid Cap Core Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FNX."

The Mid Cap Core Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P MidCap 400 Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Average Annual             Cumulative
                                                                                        Total Returns            Total Returns
                                             6 Months Ended      1 Year Ended       Inception (05/08/07)     Inception (05/08/07)
                                                01/31/10           01/31/10              to 01/31/10              to 01/31/10
FUND PERFORMANCE
 NAV                                            14.03%             52.83%                  -5.78%                  -15.01%
 Market Price                                   14.13%             52.95%                  -5.75%                  -14.94%
INDEX PERFORMANCE
 Defined Mid Cap Core Index                     14.50%             54.19%                  -5.08%                  -13.26%
 S&P MidCap 400 Index                           12.73%             43.36%                  -6.94%                  -17.85%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month NAV return of +14.03% outperformed the +12.73% return of the benchmark S&P MidCap 400 Index by +1.30%. Improving economic conditions led to widespread positive returns as every sector represented in the Fund made a positive contribution to total return. The Financials sector led all sectors in the Fund in terms of performance (+23.7%) and contribution to total return (+2.6%). Within the sector, improving economic conditions, low interest rates, and depressed real estate values helped the REIT industry to a six-month return of +28.3% and contribution to total return of +1.0%. Information Technology company 3Com Corp. was the best performer in the Fund with a six-month return of +97.6%. The company's stock shot up after Hewlett Packard Co. made an offer to buy 3Com Corp. for $2.7 billion. Energy company Patriot Coal Corp. was the Fund's leading individual contributor to total return. Increasing economic activity, particularly Chinese manufacturing, helped the coal company to a six-month return of +85.0% and a contribution of +0.5%. Despite the strong performance the Fund received from the Financials sector, the benchmark received a larger contribution to return from the sector due to the Fund being underweight Financials relative to the benchmark. Fund underperformance from the sector was -0.4%. However, the Fund received outperformance from every sector besides Financials, causing the Fund to outperform the benchmark by +1.3%.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the six months ended January 31, 2010)

        TOP-PERFORMING STOCKS                 BOTTOM-PERFORMING STOCKS
         Patriot Coal Corp.                     Coldwater Creek, Inc.
          Health Net, Inc.                          Con-Way, Inc.
         priceline.com, Inc.                    Barnes & Noble, Inc.
             3Com Corp.                         Federal Signal Corp.
     Bucyrus International, Inc.               Dycom Industries, Inc.
--------------------------------------------------------------------------------

________________________
The Defined Mid Cap Core Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Mid Cap Core Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Mid Cap Core AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FNX - First Trust Mid Cap Core AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Sector                                  Long-Term Investments
-------------------------------------------------------------
Consumer Discretionary                   19.23%
Financials                               15.33
Industrials                              14.13
Health Care                              12.30
Information Technology                   12.14
Utilities                                 8.23
Energy                                    6.40
Materials                                 5.89
Consumer Staples                          5.11
Telecommunication Services                1.24
                                        -------
  Total                                 100.00%
                                        =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Security                                Long-Term Investments
-------------------------------------------------------------
Netflix, Inc.                             0.65%
Rent-A-Center, Inc.                       0.65
Ruddick Corp.                             0.64
Psychiatric Solutions, Inc.               0.60
Ralcorp Holdings, Inc.                    0.60
NBTY, Inc.                                0.59
Corinthian Colleges, Inc.                 0.59
Overseas Shipholding Group, Inc.          0.59
URS Corp.                                 0.58
Aaron's, Inc.                             0.58
                                        -------
  Total                                   6.07%
                                        =======


                   Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------
                First Trust                   Defined
                Mid Cap Core                  Mid Cap Core       S&P MidCap
                AlphaDEX(R) Fund              Index              400 Index
-------------------------------------------------------------------------------
5/8/2007        $10,000                       $10,000            $10,000
7/31/2007       $ 9,527                       $ 9,540            $ 9,615
7/31/2008       $ 8,812                       $ 8,889            $ 9,138
7/31/2009       $ 7,453                       $ 7,576            $ 7,288
1/31/2010       $ 8,498                       $ 8,674            $ 8,215

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        22                         1                          0                         0
8/1/07 - 7/31/08                        124                        14                          4                         0
8/1/08 - 7/31/09                         95                         9                          1                         2
8/1/09 - 1/31/10                         94                         0                          0                         0

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        34                         0                          0                         0
8/1/07 - 7/31/08                        102                         4                          2                         0
8/1/08 - 7/31/09                        138                        10                          0                         0
8/1/09 - 1/31/10                         31                         0                          0                         0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FYX - First Trust Small Cap Core AlphaDEX(R) Fund

The First Trust Small Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Small Cap Core Index (the "Small Cap Core Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Small Cap Core Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FYX."

The Small Cap Core Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P SmallCap 600 Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Average Annual          Cumulative
                                                                                           Total Returns         Total Returns
                                                    6 Months Ended   1 Year Ended      Inception (05/08/07)  Inception (05/08/07)
                                                       01/31/10        01/31/10             to 01/31/10           to 01/31/10
FUND PERFORMANCE
 NAV                                                   11.80%          54.77%                 -8.66%               -21.95%
 Market Price                                          11.99%          54.73%                 -8.61%               -21.81%
INDEX PERFORMANCE
 Defined Small Cap Core Index                          12.30%          56.16%                 -7.84%               -19.99%
 S&P SmallCap 600 Index                                 9.23%          38.97%                 -9.07%               -22.88%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month NAV return of +11.80% outperformed the +9.23% return of the benchmark S&P SmallCap 600 Index by +2.57%. Improving economic conditions contributed to broad positive performance across the Fund and benchmark. The Energy sector was the best-performing sector in the Fund with a six-month return of +32.0%. The sector included the Fund's best individual performer, Superior Well Services, Inc., which had a six-month return of +142.4%. The oilfield services company benefited from steady improvement in the U.S. land rig count after the count bottomed in June 2009. The Financials sector led all sectors in contribution to the Fund's total return with a +2.1% contribution. About half of that contribution was made by the REIT industry. REITs in the Fund had a positive six-month return of +25.9% as they benefitted from depressed real estate values, low interest rates, and improving economic conditions. Information Technology company Sonic Solutions was the Fund's leading individual contributor to total return with a +0.5% contribution. The company had a six-month return of +135.8% after announcing a deal to provide software that allows consumers to purchase digital movies from Blockbuster. The Fund received outperformance from eight of the ten sectors represented in the Fund and benchmark. The Information Technology sector contributed the most to Fund outperformance as the Fund's holdings in the sector performed better than the benchmark's holdings (+7.3% versus +3.1%), resulting in +0.8% of Fund outperformance.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the six months ended January 31, 2010)

          TOP-PERFORMING STOCKS                BOTTOM-PERFORMING STOCKS
             Sonic Solutions                        Res-Care, Inc.
       Landry's Restaurants, Inc.               EMS Technologies, Inc.
         Gerber Scientific, Inc.                     MedCath Corp.
      Superior Well Services, Inc.                UCBH Holdings, Inc.
    Great Atlantic & Pacific Tea Co.        Ruth's Hospitality Group, Inc.
--------------------------------------------------------------------------------

________________________
The Defined Small Cap Core Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Small Cap Core Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Small Cap Core AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FYX - First Trust Small Cap Core AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Sector                                  Long-Term Investments
-------------------------------------------------------------
Consumer Discretionary                   21.44%
Health Care                              16.34
Financials                               15.44
Industrials                              14.72
Information Technology                   13.38
Energy                                    5.21
Consumer Staples                          4.55
Materials                                 4.41
Utilities                                 3.58
Telecommunication Services                0.93
                                        -------
  Total                                 100.00%
                                        =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Security                                Long-Term Investments
-------------------------------------------------------------
Tuesday Morning Corp.                     0.65%
Salix Pharmaceuticals Ltd.                0.44
Petroleum Development Corp.               0.44
Martek Biosciences Corp.                  0.43
Amedisys, Inc.                            0.43
Cabela's, Inc.                            0.43
World Acceptance Corp.                    0.43
First Financial Bancorp                   0.43
Superior Well Services, Inc.              0.42
Symmetry Medical, Inc.                    0.42
                                        -------
  Total                                   4.52%
                                        =======


                   Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

--------------------------------------------------------------------------------
                First Trust Small        Defined Small
                Cap Core                 Cap Core                 S&P SmallCap
                AlphaDEX(R) Fund         Index                    600 Index
--------------------------------------------------------------------------------
5/8/2007          $10,000                $10,000                  $10,000
7/31/2007         $ 9,433                $ 9,454                  $ 9,535
7/31/2008         $ 8,288                $ 8,382                  $ 8,746
7/31/2009         $ 6,981                $ 7,125                  $ 7,060
1/31/2010         $ 7,805                $ 8,001                  $ 7,712

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        24                         0                          1                         0
8/1/07 - 7/31/08                        116                         5                          5                         0
8/1/08 - 7/31/09                        102                         5                          5                         0
8/1/09 - 1/31/10                         65                         0                          0                         0

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        32                         0                          0                         0
8/1/07 - 7/31/08                        116                         5                          3                         0
8/1/08 - 7/31/09                        131                         9                          3                         0
8/1/09 - 1/31/10                         60                         0                          0                         0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FTA - First Trust Large Cap Value Opportunities AlphaDEX(R) Fund

The First Trust Large Cap Value Opportunities AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Value Opportunities Index (the "Large Cap Value Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Large Cap Value Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FTA."

The Large Cap Value Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P 500(R) Value Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Average Annual          Cumulative
                                                                                            Total Returns         Total Returns
                                                     6 Months Ended   1 Year Ended      Inception (05/08/07)  Inception (05/08/07)
                                                        01/31/10        01/31/10             to 01/31/10           to 01/31/10
FUND PERFORMANCE
 NAV                                                    16.58%          55.52%                -8.83%               -22.34%
 Market Price                                           16.60%          55.49%                -8.87%               -22.42%
INDEX PERFORMANCE
 Defined Large Cap Value Opportunities Index            17.04%          56.91%                -8.07%               -20.53%
 S&P 500(R) Value Index                                 11.08%          35.16%               -12.98%               -31.61%
 S&P 500(R) Index                                        9.87%          33.14%                -9.66%               -24.24%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month NAV return of +16.58% outperformed the +11.08% return of one of its benchmark indices, the S&P 500(R) Value Index, by +5.50%. The Materials sector was the best-performing sector in the Fund with a six-month return of +24.3%. The sector's performance was aided by two of the Fund's leading performers: Allegheny Technologies, Inc. and United States Steel Corp. Allegheny Technologies, Inc. had a return of +89.4% before being dropped from the Fund in early January and contributed +0.4% to the Fund's total return. The company booked a $1 billion deal with Rolls-Royce to provide nickel-based products for jet engine applications and significantly beat earnings expectations for the quarter ended December 31, 2009. United States Steel Corp. returned +64.8% before it was dropped from the Fund in early January and contributed +0.4% to the Fund's total return. Increasing economic activity and a rebound in steel prices in September helped the steel company report a smaller loss than expected for the quarter ended September 30, 2009. The Industrials sector made the largest contribution to total return as it had strong performance (+21.5%) and was the second highest average weight in the Fund for the period (15.6%). In total, the Industrials sector contributed +3.7% to the Fund's total return. The sector also contributed more to Fund outperformance than any other sector. The Fund's holdings in the sector performed better than the benchmark S&P 500(R) Value Index's holdings, and the Fund had a heavier weight in the sector relative to the benchmark, resulting in +1.6% of Fund outperformance.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------

     (by contribution to return over the six months ended January 31, 2010)

          TOP-PERFORMING STOCKS                  BOTTOM-PERFORMING STOCKS
            Massey Energy Co.                  MetroPCS Communications, Inc.
      Pioneer Natural Resources Co.                  Murphy Oil Corp.
      Allegheny Technologies, Inc.                Allegheny Energy, Inc.
        United States Steel Corp.                   Sprint Nextel Corp.
               MBIA, Inc.                       Total System Services, Inc.
--------------------------------------------------------------------------------

________________________
The Defined Large Cap Value Opportunities Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Large Cap Value Opportunities Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Large Cap Value Opportunities AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FTA - First Trust Large Cap Value Opportunities AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Sector                                  Long-Term Investments
-------------------------------------------------------------
Utilities                                20.14%
Consumer Discretionary                   12.91
Health Care                              12.80
Industrials                              12.52
Financials                               11.06
Consumer Staples                          9.95
Energy                                    7.35
Information Technology                    6.71
Telecommunication Services                3.34
Materials                                 3.22
                                        -------
  Total                                 100.00%
                                        =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Security                                Long-Term Investments
-------------------------------------------------------------
Humana, Inc.                              0.93%
WellPoint, Inc.                           0.91
Assurant, Inc.                            0.89
Safeway, Inc.                             0.88
Carnival Corp.                            0.88
Compuware Corp.                           0.88
CareFusion Corp.                          0.86
Torchmark Corp.                           0.85
Raytheon Co.                              0.85
Chubb (The) Corp.                         0.85
                                        -------
  Total                                   8.78%
                                        =======


                   Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

----------------------------------------------------------------------------------------------------------
                First Trust Large Cap       Defined Large Cap
                Value Opportunities         Value Opportunities    S&P 500(R)         S&P 500(R)
                AlphaDEX(R) Fund            Index                  Index              Value Index
----------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                     $10,000                $10,000            $10,000
7/31/2007       $ 9,450                     $ 9,462                $ 9,690            $ 9,586
7/31/2008       $ 7,858                     $ 7,933                $ 8,615            $ 8,066
7/31/2009       $ 6,661                     $ 6,790                $ 6,896            $ 6,157
1/31/2010       $ 7,765                     $ 7,947                $ 7,576            $ 6,840

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        40                         0                          0                         0
8/1/07 - 7/31/08                        127                         3                          5                         0
8/1/08 - 7/31/09                        115                         7                          5                         1
8/1/09 - 1/31/10                         68                         0                          0                         0

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        17                         0                          0                         0
8/1/07 - 7/31/08                        109                         5                          1                         0
8/1/08 - 7/31/09                        119                         7                          0                         1
8/1/09 - 1/31/10                         57                         0                          0                         0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FTC - First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund

The First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Growth Opportunities Index (the "Large Cap Growth Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Large Cap Growth Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FTC."

The Large Cap Growth Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P 500(R) Growth Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Average Annual          Cumulative
                                                                                            Total Returns         Total Returns
                                                     6 Months Ended   1 Year Ended      Inception (05/08/07)  Inception (05/08/07)
                                                        01/31/10        01/31/10             to 01/31/10           to 01/31/10
FUND PERFORMANCE
 NAV                                                     9.54%          28.50%                -10.55%               -26.28%
 Market Price                                            9.54%          28.35%                -10.55%               -26.28%
INDEX PERFORMANCE
 Defined Large Cap Growth Opportunities Index            9.91%          29.47%                 -9.92%               -24.82%
 S&P 500(R) Growth Index                                 8.67%          31.22%                 -6.43%               -16.60%
 S&P 500(R) Index                                        9.87%          33.14%                 -9.66%               -24.24%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month NAV return of +9.54% outperformed the +8.67% return of one of its benchmark indices, the S&P 500(R) Growth Index, by +0.87%. Improving economic conditions allowed for broad positive performance across the sectors of the Fund. The Information Technology sector was the leading contributor to total return with a contribution of +3.2%. The sector contained the Fund's two largest individual contributors: Advanced Micro Devices, Inc. and Cognizant Technology Solutions Corp. Advanced Micro Devices, Inc. had a six-month return of +103.8% due to increasing personal computer demand for which it makes processors, and from receiving a $1.25 billion settlement that ended a legal dispute with Intel. The company contributed +0.9% to the Fund's total return. Cognizant Technology Solutions Corp. reported +10% quarter-over-quarter revenue growth for the quarter ended September 30, 2009. The company had a six-month return of +47.5% and contributed +0.5% to the Fund's total return. The Health Care sector led all sectors in performance with a six-month return of +15.1%. Intuitive Surgical, Inc. was a standout performer in the sector with a six-month return of +44.3% and a contribution to total return of +0.4%. The maker of surgery-performing robotic systems beat earnings estimates on strong revenue from its "da Vinci" surgical system. The Fund received +1.1% of outperformance from the Consumer Discretionary sector due to the Fund's large relative weight in the sector. The Information Technology sector added another +0.7% of outperformance mostly attributable to the semiconductor industry where the Fund was overweight Advanced Micro Devices, Inc. relative to the benchmark S&P 500(R) Growth Index. The Fund's outperformance was moderated by the Materials sector. The Fund's holdings in the sector did not perform as well as the benchmark's holdings in the sector, detracting -0.6% from Fund outperformance.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the six months ended January 31, 2010)

            TOP-PERFORMING STOCKS                  BOTTOM-PERFORMING STOCKS
        Advanced Micro Devices, Inc.                   Massey Energy Co.
Cognizant Technology Solutions Corp., Class A       Micron Technology, Inc.
           Nabors Industries Ltd.               Cliffs Natural Resources, Inc.
          Intuitive Surgical, Inc.                   Peabody Energy Corp.
               Black & Decker                         MeadWestvaco Corp.
--------------------------------------------------------------------------------

________________________
The Defined Large Cap Growth Opportunities Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Large Cap Growth Opportunities Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FTC - First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Sector                                  Long-Term Investments
-------------------------------------------------------------
Consumer Discretionary                   25.07%
Information Technology                   23.38
Health Care                              12.80
Energy                                    9.45
Financials                                8.37
Industrials                               7.61
Consumer Staples                          6.57
Materials                                 5.71
Telecommunication Services                1.04
                                        -------
Total                                   100.00%
                                        =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Security                                Long-Term Investments
-------------------------------------------------------------
Gannett Co., Inc.                         1.16%
Estee Lauder (The) Cos., Inc., Class A    1.16
Ford Motor Co.                            1.16
Intuitive Surgical, Inc.                  1.16
Wyndham Worldwide Corp.                   1.11
Whole Foods Market, Inc.                  1.06
Mylan, Inc.                               1.06
Limited Brands, Inc.                      1.06
MasterCard, Inc., Class A                 1.04
Cognizant Technology Solutions
  Corp., Class A                          1.03
                                        -------
Total                                    11.00%
                                        =======


                   Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-----------------------------------------------------------------------------------------------------------
                First Trust Large Cap       Defined Large Cap
                Growth Opportunities        Growth Opportunities   S&P 500(R)         S&P 500(R)
                AlphaDEX(R) Fund            Index                  Index              Growth Index
-----------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                     $10,000                $10,000            $10,000
7/31/2007       $ 9,740                     $ 9,757                $ 9,690            $ 9,802
7/31/2008       $ 8,900                     $ 8,982                $ 8,615            $ 9,185
7/31/2009       $ 6,730                     $ 6,840                $ 6,896            $ 7,675
1/31/2010       $ 7,373                     $ 7,518                $ 7,576            $ 8,341

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        37                         1                          0                         0
8/1/07 - 7/31/08                        132                         2                          5                         0
8/1/08 - 7/31/09                        113                         4                          2                         0
8/1/09 - 1/31/10                         77                         0                          0                         0

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------
For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        19                         0                          0                         0
8/1/07 - 7/31/08                        105                         5                          1                         0
8/1/08 - 7/31/09                        133                         3                          0                         0
8/1/09 - 1/31/10                         48                         0                          0                         0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FAB - First Trust Multi Cap Value AlphaDEX(R) Fund

The First Trust Multi Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Multi Cap Value Index (the "Multi Cap Value Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Multi Cap Value Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FAB."

The Multi Cap Value Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P Composite 1500 Value Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Average Annual              Cumulative
                                                                                         Total Returns             Total Returns
                                                   6 Months Ended   1 Year Ended     Inception (05/08/07)      Inception (05/08/07)
                                                      01/31/10        01/31/10            to 01/31/10               to 01/31/10
FUND PERFORMANCE
 NAV                                                  16.11%          62.61%                -7.48%                   -19.14%
 Market Price                                         16.12%          62.43%                -7.49%                   -19.18%
INDEX PERFORMANCE
 Defined Multi Cap Value Index                        16.57%          64.00%                -6.70%                   -17.26%
 S&P Composite 1500 Value Index                       11.28%          35.91%               -12.51%                   -30.58%
 S&P Composite 1500 Index                             10.07%          34.12%                -9.43%                   -23.70%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month NAV return of +16.11% outperformed the +11.28% return of one of its benchmark indices, the S&P Composite 1500 Value Index, by +4.83%. The Energy sector was the best-performing sector in the Fund with a six-month return of +23.4%. The Fund's top three contributors to total return were from the sector: Patriot Coal Corp., Massey Energy Co., and Pioneer Natural Resources Co. Patriot Coal Corp. was the largest contributor to Fund performance with a contribution of +0.3%. Increasing economic activity, particularly Chinese manufacturing, helped the coal company achieve a six-month return of +85.0%. The Industrials sector led all sectors in the Fund in terms of contribution to total return with a contribution of +3.1%. The sector did not have an individual holding that was among the Fund's top-ten individual contributors, but the sector's large average weight for the period (16.8% ) and strong general performance (six-month return of +16.5%) helped it to a Fund-leading contribution. In relative terms, the Fund outperformed its benchmark S&P Composite 1500 Value Index. The aforementioned Energy sector was responsible for the most outperformance due to the Fund's holdings in the sector performing better than the benchmark's holdings, and the Fund having a heavier weight in the sector relative to the benchmark. In total, the Energy sector contributed +1.6% to the Fund's outperformance. The Information Technology sector contributed +0.3% to Fund outperformance despite the Fund being underweight the sector relative to the benchmark. The Fund's holdings in the sector had a six-month return of +13.9%, versus +4.8% for the benchmark.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the six months ended January 31, 2010)

            TOP-PERFORMING STOCKS                BOTTOM-PERFORMING STOCKS
             Patriot Coal Corp.                MetroPCS Communications, Inc.
              Massey Energy Co.                    Barnes & Noble, Inc.
        Pioneer Natural Resources Co.                 Res-Care, Inc.
              Health Net, Inc.                       Murphy Oil Corp.
        Allegheny Technologies, Inc.              Allegheny Energy, Inc.
--------------------------------------------------------------------------------

________________________
The Defined Multi Cap Value Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Multi Cap Value Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Multi Cap Value AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FAB - First Trust Multi Cap Value AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Sector                                  Long-Term Investments
-------------------------------------------------------------
Financials                               15.80%
Utilities                                15.67
Industrials                              14.96
Consumer Discretionary                   13.26
Health Care                              12.27
Consumer Staples                          7.85
Information Technology                    6.93
Energy                                    6.69
Materials                                 4.40
Telecommunication Services                2.17
                                        -------
  Total                                 100.00%
                                        =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Security                                Long-Term Investments
-------------------------------------------------------------
Humana, Inc.                              0.46%
WellPoint, Inc.                           0.45
Assurant, Inc.                            0.44
afeway, Inc.                              0.44
Carnival Corp.                            0.44
Compuware Corp.                           0.44
CareFusion Corp.                          0.43
Torchmark Corp.                           0.42
Raytheon Co.                              0.42
Travelers (The) Cos., Inc.                0.42
                                        -------
  Total                                   4.36%
                                        =======


                   Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-----------------------------------------------------------------------------------------------------
                First Trust              Defined Multi
                Multi Cap Value          Cap Value          S&P Composite       S&P Composite
                AlphaDEX(R) Fund         Index              1500 Index          1500 Value Index
-----------------------------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000            $10,000             $10,000
7/31/2007       $ 9,317                  $ 9,334            $ 9,678             $ 9,567
7/31/2008       $ 7,870                  $ 7,948            $ 8,661             $ 8,123
7/31/2009       $ 6,964                  $ 7,099            $ 6,931             $ 6,238
1/31/2010       $ 8,086                  $ 8,275            $ 7,629             $ 6,942

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        39                         0                          0                         0
8/1/07 - 7/31/08                        128                         6                          2                         0
8/1/08 - 7/31/09                        126                         8                          0                         0
8/1/09 - 1/31/10                         56                         0                          0                         0

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------
For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        18                         0                          0                         0
8/1/07 - 7/31/08                        106                         6                          2                         0
8/1/08 - 7/31/09                        113                         8                          0                         0
8/1/09 - 1/31/10                         69                         0                          0                         0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FAD - First Trust Multi Cap Growth AlphaDEX(R) Fund

The First Trust Multi Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Multi Cap Growth Index (the "Multi Cap Growth Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Multi Cap Growth Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FAD."

The Multi Cap Growth Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P Composite 1500 Growth Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Average Annual              Cumulative
                                                                                     Total Returns             Total Returns
                                               6 Months Ended   1 Year Ended     Inception (05/08/07)      Inception (05/08/07)
                                                  01/31/10        01/31/10            to 01/31/10               to 01/31/10
FUND PERFORMANCE
 NAV                                               9.77%          32.18%                -9.37%                   -23.58%
 Market Price                                      9.62%          32.06%                -9.40%                   -23.65%
INDEX PERFORMANCE
 Defined Multi Cap Growth Index                   10.22%          33.28%                -8.69%                   -21.98%
 S&P Composite 1500 Growth Index                   8.88%          32.41%                -6.39%                   -16.50%
 S&P Composite 1500 Index                         10.07%          34.12%                -9.43%                   -23.70%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month NAV return of +9.77% outperformed the +8.88% return of one of its benchmark indices, the S&P Composite 1500 Growth Index, by +0.89%. The Information Technology sector led all sectors in the Fund in contribution to total return with a contribution of +2.7%. Four of the Fund's top five contributors were from the sector. Advanced Micro Devices, Inc. was the best contributor with a +0.4% contribution. The company benefitted from increasing personal computer demand for which it makes processors, and from receiving a $1.25 billion settlement that ended a legal dispute with Intel. Cognizant Technology Solutions Corp., Sonic Solutions and Cree, Inc. were the other large contributors to total return from the sector. The three Information Technology companies combined to make a +0.7% contribution to the Fund's total return. The Energy sector was the best-performing sector in the Fund with a six-month return of +17.7%. Performance in the sector was led by Superior Well Services, Inc. with a six-month return of +142.4%. The oilfield services company benefited from steady improvement in the U.S. land rig count after the count bottomed in June 2009. The Information Technology, Energy, and Financials sectors were all able to contribute to Fund outperformance despite each sector being underweight relative to the benchmark. The sectors' combined average weight in the Fund for the period covered by this report was 38.2% versus 52.5% in the benchmark S&P Composite 1500 Growth Index. The sectors combined to contribute +0.6% to Fund outperformance.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
     (by contribution to return over the six months ended January 31, 2010)

            TOP-PERFORMING STOCKS                 BOTTOM-PERFORMING STOCKS
        Advanced Micro Devices, Inc.                  Massey Energy Co.
         Bucyrus International, Inc.               Micron Technology, Inc.
Cognizant Technology Solutions Corp., Class A           Con-Way, Inc.
               Sonic Solutions                      Peabody Energy Corp.
                 Cree, Inc.                         Coldwater Creek, Inc.
--------------------------------------------------------------------------------

________________________
The Defined Multi Cap Growth Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Multi Cap Growth Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Multi Cap Growth AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.
Page 34

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FAD - First Trust Multi Cap Growth AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Sector                                  Long-Term Investments
-------------------------------------------------------------
Consumer Discretionary                   26.36%
Information Technology                   21.17
Health Care                              14.71
Industrials                               9.36
Financials                                9.05
Energy                                    7.50
Materials                                 5.26
Consumer Staples                          5.24
Telecommunication Services                1.20
Utilities                                 0.15
                                        -------
  Total                                 100.00%
                                        =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2010
-------------------------------------------------------------
                                        % of Total
Security                                Long-Term Investments
-------------------------------------------------------------
Gannett Co., Inc.                         0.58%
Estee Lauder (The) Cos., Inc., Class A    0.58
Ford Motor Co.                            0.58
Intuitive Surgical, Inc.                  0.58
Wyndham Worldwide Corp.                   0.56
Whole Foods Market, Inc.                  0.53
Mylan, Inc.                               0.53
Limited Brands, Inc.                      0.53
MasterCard, Inc., Class A                 0.52
Cognizant Technology
  Solutions Corp., Class A                0.52
                                        -------
  Total                                   5.51%
                                        =======


                   Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

---------------------------------------------------------------------------------------------------------
                First Trust Multi           Defined Multi
                Cap Growth                  Cap Growth             S&P Composite       S&P Composite
                AlphaDEX(R) Fund            Index                  1500 Index          1500 Growth Index
---------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                     $10,000                $10,000             $10,000
7/31/2007       $ 9,797                     $ 9,818                $ 9,678             $ 9,796
7/31/2008       $ 9,224                     $ 9,309                $ 8,661             $ 9,223
7/31/2009       $ 6,961                     $ 7,078                $ 6,931             $ 7,669
1/31/2010       $ 7,641                     $ 7,801                $ 7,629             $ 8,350

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future results.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

                            Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        29                         1                          0                         0
8/1/07 - 7/31/08                        128                         5                          3                         0
8/1/08 - 7/31/09                         96                        12                          1                         2
8/1/09 - 1/31/10                         65                         0                          0                         0

------------------------------------------------------------------------------------------------------------------------------------
                                         Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                >= 2.00%
5/10/07 - 7/31/07                        27                         0                          0                         0
8/1/07 - 7/31/08                        108                         5                          1                         0
8/1/08 - 7/31/09                        137                         7                          0                         0
8/1/09 - 1/31/10                         60                         0                          0                         0

--------------------------------------------------------------------------------
Notes to Fund Performance Overview
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after their inception, for the period May 8, 2007 (inception) to May 10, 2007 (the first day of secondary market trading), the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future results.

First Trust Exchange-Traded AlphaDEX(R) Fund

Understanding Your Fund Expenses
January 31, 2010 (Unaudited)


As a shareholder of First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Consumer Staples AlphaDEX(R) Fund, First Trust Energy AlphaDEX(R) Fund, First Trust Financials AlphaDEX(R) Fund, First Trust Health Care AlphaDEX(R) Fund, First Trust Industrials/Producer Durables AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund, First Trust Technology AlphaDEX(R) Fund, First Trust Utilities AlphaDEX(R) Fund, First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value Opportunities AlphaDEX(R) Fund, First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund, or First Trust Multi Cap Growth AlphaDEX(R) Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended January 31, 2010.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Annualized
                                                                                                Expense Ratio       Expenses Paid
                                                         Beginning             Ending           Based on the         During the
                                                       Account Value        Account Value         Six-Month           Six-Month
                                                      August 1, 2009      January 31, 2010       Period (a)          Period (b)
------------------------------------------------------------------------------------------------------------------------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund
Actual                                                  $1,000.00            $1,145.80               0.70%               $3.79
Hypothetical (5% return before expenses)                $1,000.00            $1,021.68               0.70%               $3.57

First Trust Consumer Staples AlphaDEX(R) Fund
Actual                                                  $1,000.00            $1,081.90               0.70%               $3.67
Hypothetical (5% return before expenses)                $1,000.00            $1,021.68               0.70%               $3.57

First Trust Energy AlphaDEX(R) Fund
Actual                                                  $1,000.00            $1,166.00               0.70%               $3.82
Hypothetical (5% return before expenses)                $1,000.00            $1,021.68               0.70%               $3.57

First Trust Financials AlphaDEX(R) Fund
Actual                                                  $1,000.00            $1,188.00               0.70%               $3.86
Hypothetical (5% return before expenses)                $1,000.00            $1,021.68               0.70%               $3.57

First Trust Health Care AlphaDEX(R) Fund
Actual                                                  $1,000.00            $1,217.40               0.70%               $3.91
Hypothetical (5% return before expenses)                $1,000.00            $1,021.68               0.70%               $3.57


                                                                         Page 37





First Trust Exchange-Traded AlphaDEX(R) Fund

Understanding Your Fund Expenses (Continued)
January 31, 2010 (Unaudited)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Annualized
                                                                                                   Expense Ratio    Expenses Paid
                                                                Beginning             Ending       Based on the      During the
                                                              Account Value        Account Value     Six-Month        Six-Month
                                                             August 1, 2009      January 31, 2010   Period (a)       Period (b)
------------------------------------------------------------------------------------------------------------------------------------
First Trust Industrials/Producer Durables AlphaDEX(R) Fund
Actual                                                         $1,000.00            $1,189.50           0.70%            $3.86
Hypothetical (5% return before expenses)                       $1,000.00            $1,021.68           0.70%            $3.57

First Trust Materials AlphaDEX(R) Fund
Actual                                                         $1,000.00            $1,185.70           0.70%            $3.86
Hypothetical (5% return before expenses)                       $1,000.00            $1,021.68           0.70%            $3.57

First Trust Technology AlphaDEX(R) Fund
Actual                                                         $1,000.00            $1,139.60           0.70%            $3.78
Hypothetical (5% return before expenses)                       $1,000.00            $1,021.68           0.70%            $3.57

First Trust Utilities AlphaDEX(R) Fund
Actual                                                         $1,000.00            $1,079.60           0.70%            $3.67
Hypothetical (5% return before expenses)                       $1,000.00            $1,021.68           0.70%            $3.57

First Trust Large Cap Core AlphaDEX(R) Fund
Actual                                                         $1,000.00            $1,135.10           0.70%            $3.77
Hypothetical (5% return before expenses)                       $1,000.00            $1,021.68           0.70%            $3.57

First Trust Mid Cap Core AlphaDEX(R) Fund
Actual                                                         $1,000.00            $1,140.30           0.70%            $3.78
Hypothetical (5% return before expenses)                       $1,000.00            $1,021.68           0.70%            $3.57

First Trust Small Cap Core AlphaDEX(R) Fund
Actual                                                         $1,000.00            $1,118.00           0.70%            $3.74
Hypothetical (5% return before expenses)                       $1,000.00            $1,021.68           0.70%            $3.57

First Trust Large Cap Value Opportunities AlphaDEX(R) Fund
Actual                                                         $1,000.00            $1,165.80           0.70%            $3.82
Hypothetical (5% return before expenses)                       $1,000.00            $1,021.68           0.70%            $3.57

First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund
Actual                                                         $1,000.00            $1,095.40           0.70%            $3.70
Hypothetical (5% return before expenses)                       $1,000.00            $1,021.68           0.70%            $3.57

First Trust Multi Cap Value AlphaDEX(R) Fund
Actual                                                         $1,000.00            $1,161.10           0.70%            $3.81
Hypothetical (5% return before expenses)                       $1,000.00            $1,021.68           0.70%            $3.57

First Trust Multi Cap Growth AlphaDEX(R) Fund
Actual                                                         $1,000.00            $1,097.70           0.70%            $3.70
Hypothetical (5% return before expenses)                       $1,000.00            $1,021.68           0.70%            $3.57

(a)  These expense ratios reflect expense caps.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (August 1, 2009 through January 31, 2010), multiplied by 184/365 (to reflect the one-half year period).

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND

Portfolio of Investments (a)
January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS -- 100.0%
            AUTO COMPONENTS -- 5.2%
    3,219   Autoliv, Inc.                      $      137,805
    4,212   BorgWarner, Inc.                          147,799
   37,177   Federal Mogul Corp. (b)                   608,959
   21,621   Gentex Corp.                              414,475
   18,244   Goodyear Tire & Rubber (The)
               Co. (b)                                243,375
    9,450   Johnson Controls, Inc.                    262,994
   26,935   TRW Automotive Holdings
               Corp. (b)                              620,313
                                               --------------
                                                    2,435,720
                                               --------------

            AUTOMOBILES -- 1.1%
    5,552   Harley-Davidson, Inc.                     126,252
   12,289   Thor Industries, Inc.                     390,176
                                               --------------
                                                      516,428
                                               --------------

            BEVERAGES -- 0.9%
   13,580   Central European Distribution
               Corp. (b)                              435,239
                                               --------------

            DISTRIBUTORS -- 1.6%
   10,168   Genuine Parts Co.                         383,130
   19,701   LKQ Corp. (b)                             369,394
                                               --------------
                                                      752,524
                                               --------------

            DIVERSIFIED CONSUMER SERVICES --
               3.9%
   16,559   Career Education Corp. (b)                360,158
    6,349   Education Management Corp. (b)            120,631
   17,065   H&R Block, Inc.                           367,239
   27,313   Hillenbrand, Inc.                         501,194
   31,414   Service Corp. International               240,945
    8,824   Weight Watchers International, Inc.       254,661
                                               --------------
                                                    1,844,828
                                               --------------

            ELECTRONIC EQUIPMENT,
               INSTRUMENTS & COMPONENTS --
               1.0%
   11,023   Tech Data Corp. (b)                       449,187
                                               --------------
            Food & Staples Retailing -- 2.5%
   19,659   BJ's Wholesale Club, Inc. (b)             664,278
    6,523   Costco Wholesale Corp.                    374,616
    2,617   Wal-Mart Stores, Inc.                     139,826
                                               --------------
                                                    1,178,720
                                               --------------

            HOTELS, RESTAURANTS & LEISURE --
               10.9%
   20,293   Carnival Corp.                            676,366
    1,589   Chipotle Mexican Grill, Inc.,
               Class A (b)                            153,275
    4,416   Choice Hotels International, Inc.         140,164
    7,340   Darden Restaurants, Inc.                  271,286
    9,039   International Speedway Corp.,
               Class A                                232,393


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            HOTELS, RESTAURANTS & LEISURE
               (Continued)
   25,834   Las Vegas Sands Corp. (b)          $      400,427
    5,129   Marriott International, Inc.,
               Class A                                134,534
    7,682   Panera Bread Co., Class A (b)             548,648
   20,352   Royal Caribbean Cruises Ltd. (b)          530,984
   22,317   Starbucks Corp. (b)                       486,287
   14,071   Starwood Hotels & Resorts
               Worldwide, Inc.                        468,846
   54,851   Wendy's/Arby's Group, Inc., Class A       252,863
    3,500   WMS Industries, Inc. (b)                  129,780
   31,883   Wyndham Worldwide Corp.                   669,224
                                               --------------
                                                    5,095,077
                                               --------------

            HOUSEHOLD DURABLES -- 4.9%
    3,242   Fortune Brands, Inc.                      134,770
   16,761   Garmin Ltd.                               541,548
   10,939   Harman International Industries, Inc.     388,881
    6,852   Leggett & Platt, Inc.                     125,118
    2,939   Mohawk Industries, Inc. (b)               121,704
   17,142   Newell Rubbermaid, Inc.                   232,617
      366   NVR, Inc. (b)                             250,395
    6,383   Whirlpool Corp.                           479,874
                                               --------------
                                                    2,274,907
                                               --------------

            INTERNET & CATALOG RETAIL -- 5.0%
    4,785   Amazon.com, Inc. (b)                      600,087
   20,016   Expedia, Inc. (b)                         428,543
   11,661   Netflix, Inc. (b)                         725,897
    2,944   priceline.com, Inc. (b)                   575,110
                                               --------------
                                                    2,329,637
                                               --------------

            INTERNET SOFTWARE & SERVICES --
               2.2%
   16,391   eBay, Inc. (b)                            377,321
   31,408   IAC/InterActiveCorp (b)                   630,673
                                               --------------
                                                    1,007,994
                                               --------------

            LEISURE EQUIPMENT & PRODUCTS --
               1.3%
   12,035   Hasbro, Inc.                              367,669
   12,873   Mattel, Inc.                              253,856
                                               --------------
                                                      621,525
                                               --------------

            MACHINERY -- 2.2%
    9,135   Snap-on, Inc.                             373,439
    4,994   Stanley Works (The)                       255,942
   14,965   WABCO Holdings, Inc.                      386,845
                                               --------------
                                                    1,016,226
                                               --------------

            MEDIA -- 14.9%
   36,618   CBS Corp., Class B                        473,471
   38,146   Comcast Corp., Class A                    603,851
   15,427   DIRECTV, Class A (b)                      468,209
   16,774   Discovery Communications, Inc.,
               Class A (b)                            497,517


                        See Notes to Financial Statements               Page 39

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            MEDIA (Continued)
   18,575   DISH Network Corp., Class A        $      339,180
    3,504   DreamWorks Animation SKG,
               Inc., Class A (b)                      136,446
   34,863   Interpublic Group of Cos. (The),
               Inc. (b)                               225,215
    9,214   John Wiley & Sons, Inc., Class A          384,685
   11,748   Liberty Global, Inc., Class A (b)         298,164
    7,678   McGraw-Hill (The) Cos., Inc.              272,185
   52,034   New York Times (The) Co.,
                Class A (b)                           672,279
    6,575   Omnicom Group, Inc.                       232,097
   35,634   Regal Entertainment Group,
               Class A                                526,314
   12,402   Scripps Networks Interactive,
               Class A                                529,565
    8,650   Viacom, Inc., Class B (b)                 252,061
    8,310   Virgin Media, Inc.                        117,919
   15,950   Walt Disney (The) Co.                     471,323
   45,449   Warner Music Group Corp. (b)              219,519
      583   Washington Post (The) Co.,
               Class B                                253,383
                                               --------------
                                                    6,973,383
                                               --------------

            MULTILINE RETAIL -- 7.4%
   22,196   Big Lots, Inc. (b)                        630,588
    6,228   Dollar General Corp. (b)                  146,296
    5,323   Dollar Tree, Inc. (b)                     263,595
    5,030   Family Dollar Stores, Inc.                155,326
   19,334   J. C. Penney Co., Inc.                    480,063
    7,158   Kohl's Corp. (b)                          360,549
   17,122   Nordstrom, Inc.                           591,394
    4,621   Sears Holdings Corp. (b)                  431,047
    7,982   Target Corp.                              409,237
                                               --------------
                                                    3,468,095
                                               --------------

            PERSONAL PRODUCTS -- 1.2%
   10,636   Estee Lauder (The) Cos., Inc.,
               Class A                                558,603
                                               --------------

            ROAD & RAIL -- 0.3%
   11,726   Hertz Global Holdings, Inc. (b)           121,481
                                               --------------

            SPECIALTY RETAIL -- 26.7%
    5,045   Aaron's, Inc.                             140,554
    7,377   Abercrombie & Fitch Co., Class A          232,671
    3,454   Advance Auto Parts, Inc.                  136,260
    7,555   Aeropostale, Inc. (b)                     248,484
   15,154   American Eagle Outfitters, Inc.           240,797
   26,870   AutoNation, Inc. (b)                      483,660
      887   AutoZone, Inc. (b)                        137,512
   33,726   Barnes & Noble, Inc.                      589,530
    9,988   Bed Bath & Beyond, Inc. (b)               386,536
   13,042   Best Buy Co., Inc.                        477,989
   26,529   CarMax, Inc. (b)                          547,293
   45,785   Chico's FAS, Inc. (b)                     584,674
   25,859   Dick's Sporting Goods, Inc. (b)           578,466


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            SPECIALTY RETAIL (Continued)
   12,549   Foot Locker, Inc.                  $      141,678
   29,313   GameStop Corp., Class A (b)               579,518
   24,562   Gap (The), Inc.                           468,643
   15,210   Guess?, Inc.                              603,989
    8,893   Home Depot (The), Inc.                    249,093
   33,425   Limited Brands, Inc.                      635,744
   22,001   Lowe's Cos., Inc.                         476,322
   79,777   Office Depot, Inc. (b)                    453,133
    6,743   O'Reilly Automotive, Inc. (b)             254,885
   24,103   PetSmart, Inc.                            620,652
   32,990   RadioShack Corp.                          643,965
    6,022   Ross Stores, Inc.                         276,590
   20,925   Staples, Inc.                             490,901
    8,971   Tiffany & Co.                             364,312
   10,558   TJX (The) Cos., Inc.                      401,310
   18,378   Urban Outfitters, Inc. (b)                580,193
   24,762   Williams-Sonoma, Inc.                     469,983
                                               --------------
                                                   12,495,337
                                               --------------

            TEXTILES, APPAREL & LUXURY GOODS
               -- 5.1%
   10,563   Coach, Inc.                               368,437
   26,678   Hanesbrands, Inc. (b)                     612,794
    2,115   NIKE, Inc., Class B                       134,831
    9,483   Phillips-Van Heusen Corp.                 372,587
    6,350   Polo Ralph Lauren Corp.                   520,700
    5,265   VF Corp.                                  379,238
                                               --------------
                                                    2,388,587
                                               --------------

            TRADING COMPANIES & DISTRIBUTORS
               -- 1.7%
    2,968   MSC Industrial Direct Co., Inc.,
               Class A                                128,188
   23,811   WESCO International, Inc. (b)             660,041
                                               --------------
                                                      788,229
                                               --------------

            Total Common Stocks -- 100.0%
            (Cost $46,197,898)                     46,751,727

            MONEY MARKET FUND -- 0.1%
   52,431   Morgan Stanley Institutional Treasury
               Money Market Fund - 0.01% (c)
            (Cost $52,431)                             52,431
                                               --------------

            TOTAL INVESTMENTS -- 100.1%
            (Cost $46,250,329) (D)                 46,804,158
            NET OTHER ASSETS AND
               LIABILITIES -- (0.1)%                  (41,666)
                                               --------------
            NET ASSETS -- 100.0%               $   46,762,492
                                               ==============



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at January 31, 2010.


Page 40                 See Notes to Financial Statements

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,529,502 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $975,673.


________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2010 is as follows (see Note 2A - Portfolio
Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1         Level 2        Level 3
-----------------------------------------------------------------
Common Stocks*          $46,751,727    $      --     $      --
Money Market Fund            52,431           --            --
                       ------------------------------------------
Total Investments       $46,804,158    $      --     $      --
                       ==========================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements               Page 41

FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND

Portfolio of Investments (a)
January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS -- 99.8%
            BEVERAGES -- 13.9%
    3,316   Brown-Forman Corp., Class B        $      170,177
    3,118   Coca-Cola (The) Co.                       169,152
   29,328   Coca-Cola Enterprises, Inc.               592,132
   17,209   Molson Coors Brewing Co., Class B         722,778
   12,436   Pepsi Bottling Group (The), Inc.          462,619
   15,938   PepsiAmericas, Inc.                       462,999
                                               --------------
                                                    2,579,857
                                               --------------

            FOOD & STAPLES RETAILING -- 20.5%
   24,128   CVS Caremark Corp.                        781,023
    8,652   Kroger (The) Co.                          185,412
   36,505   Safeway, Inc.                             819,537
   22,254   Sysco Corp.                               622,890
   16,932   Walgreen Co.                              610,399
   28,314   Whole Foods Market, Inc. (b)              770,707
                                               --------------
                                                    3,789,968
                                               --------------

            FOOD PRODUCTS -- 44.7%
   19,859   Archer-Daniels-Midland Co.                595,174
    4,870   Bunge Ltd.                                286,307
    9,196   Campbell Soup Co.                         304,480
   20,230   ConAgra Foods, Inc.                       460,030
   10,636   Corn Products International, Inc.         302,275
   68,536   Del Monte Foods Co.                       779,940
   26,167   Flowers Foods, Inc.                       635,596
    6,586   General Mills, Inc.                       469,648
    9,540   Green Mountain Coffee Roasters,
               Inc. (b)                               809,183
    4,154   H. J. Heinz Co.                           181,239
   16,171   Hormel Foods Corp.                        625,818
   10,069   J. M. Smucker (The) Co.                   604,845
    3,339   Kellogg Co.                               181,708
   17,157   Kraft Foods, Inc., Class A                474,563
   13,015   Ralcorp Holdings, Inc. (b)                804,327
   38,286   Sara Lee Corp.                            464,792
   20,467   Smithfield Foods, Inc. (b)                308,233
                                               --------------
                                                    8,288,158
                                               --------------

            HOUSEHOLD PRODUCTS -- 7.3%
    2,913   Clorox (The) Co.                          172,362
    7,610   Energizer Holdings, Inc. (b)              422,355
    4,881   Kimberly-Clark Corp.                      289,882
    7,692   Procter & Gamble (The) Co.                473,443
                                               --------------
                                                    1,358,042
                                               --------------

            PERSONAL PRODUCTS -- 8.4%
    6,065   Alberto-Culver Co.                        172,186
   15,326   Herbalife Ltd.                            595,415
   17,851   NBTY, Inc. (b)                            794,905
                                               --------------
                                                    1,562,506
                                               --------------

            TOBACCO -- 5.0%
   15,837   Altria Group, Inc.                        314,523
    3,876   Lorillard, Inc.                           293,413


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            TOBACCO (Continued)
    5,870   Reynolds American, Inc.            $      312,284
                                               --------------
                                                      920,220
                                               --------------

            TOTAL COMMON STOCKS -- 99.8%
            (Cost $16,959,408)                     18,498,751

            MONEY MARKET FUND -- 0.3%
   48,273   Morgan Stanley Institutional Treasury
               Money Market Fund - 0.01% (c)
            (Cost $48,273)                             48,273
                                               --------------

            TOTAL INVESTMENTS -- 100.1%
            (Cost $17,007,681) (d)                 18,547,024
            NET OTHER ASSETS AND
               LIABILITIES -- (0.1)%                  (17,945)
                                               --------------
            NET ASSETS -- 100.0%               $   18,529,079
                                               ==============



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at January 31, 2010.
(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,646,872 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $107,529.


________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2010 is as follows (see Note 2A - Portfolio
Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1         Level 2        Level 3
-----------------------------------------------------------------
Common Stocks*          $18,498,751    $      --     $      --
Money Market Fund            48,273           --            --
                       ------------------------------------------
Total Investments       $18,547,024    $      --     $      --
                       ==========================================

* See Portfolio of Investments for industry breakout.


Page 42                 See Notes to Financial Statements

FIRST TRUST ENERGY ALPHADEX(R) FUND

Portfolio of Investments (a)
January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS -- 100.0%
            ENERGY EQUIPMENT & SERVICES --
               44.7%
   35,756   Atwood Oceanics, Inc. (b)          $    1,198,541
   25,339   Baker Hughes, Inc.                      1,147,350
   37,903   BJ Services Co.                           783,455
   16,872   Cameron International Corp. (b)           635,400
    5,208   Diamond Offshore Drilling, Inc.           476,688
   22,300   Dresser-Rand Group, Inc. (b)              659,634
   10,959   Exterran Holdings, Inc. (b)               222,249
   17,736   FMC Technologies, Inc. (b)                943,023
   23,440   Halliburton Co.                           684,682
   32,141   Helmerich & Payne, Inc.                 1,344,458
   23,420   Nabors Industries Ltd. (b)                522,266
   29,074   National Oilwell Varco, Inc.            1,189,127
    8,765   Oceaneering International, Inc. (b)       479,445
    5,977   Oil States International, Inc. (b)        220,193
   66,811   Patterson-UTI Energy, Inc.              1,026,217
   40,178   Pride International, Inc. (b)           1,189,269
   56,619   Rowan Cos., Inc. (b)                    1,216,176
    3,614   Schlumberger Ltd.                         229,344
   16,818   SEACOR Holdings, Inc. (b)               1,181,465
   45,497   Seahawk Drilling, Inc. (b)                951,342
   25,953   Smith International, Inc.                 786,895
   42,223   Superior Energy Services, Inc. (b)        969,862
                                               --------------
                                                   18,057,081
                                               --------------

            METALS & MINING -- 2.7%
   17,026   Walter Energy, Inc.                     1,105,328
                                               --------------

            OIL, GAS & CONSUMABLE FUELS --
               52.6%
   23,648   Alpha Natural Resources, Inc. (b)         960,345
   11,303   Anadarko Petroleum Corp.                  720,905
    2,283   Apache Corp.                              225,492
   31,683   Arch Coal, Inc.                           667,561
   11,769   Cabot Oil & Gas Corp.                     450,400
   16,659   Chevron Corp.                           1,201,447
    5,240   Concho Resources, Inc. (b)                235,119
   20,597   CONSOL Energy, Inc.                       960,026
    5,473   Continental Resources, Inc. (b)           207,810
   15,874   Denbury Resources, Inc. (b)               215,093
   21,360   Encore Acquisition Co. (b)              1,017,163
    5,265   EOG Resources, Inc.                       476,061
   24,160   EXCO Resources, Inc.                      423,766
   10,344   Exxon Mobil Corp.                         666,464
   10,561   Forest Oil Corp. (b)                      254,731
   42,588   Frontier Oil Corp.                        530,647
   11,661   Hess Corp.                                673,889
   20,003   Holly Corp.                               522,078
   32,848   Marathon Oil Corp.                        979,199
   30,510   Massey Energy Co.                       1,175,245
   18,922   Murphy Oil Corp.                          966,536
    3,304   Noble Energy, Inc.                        244,298
    6,309   Occidental Petroleum Corp.                494,247
   28,356   Peabody Energy Corp.                    1,194,355
   10,649   Pioneer Natural Resources Co.             468,343
   46,973   Quicksilver Resources, Inc. (b)           624,271
    4,882   Southwestern Energy Co. (b)               209,340


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            OIL, GAS & CONSUMABLE FUELS
               (Continued)
   34,376   Spectra Energy Corp.               $      730,490
    6,870   St. Mary Land & Exploration Co.           220,115
   19,643   Sunoco, Inc.                              492,843
   94,608   Tesoro Corp.                            1,182,600
    3,297   Whiting Petroleum Corp. (b)               219,448
   33,450   Williams (The) Cos., Inc.                 697,098
   22,038   XTO Energy, Inc.                          982,234
                                               --------------
                                                   21,289,659
                                               --------------

            TOTAL COMMON STOCKS -- 100.0%
            (Cost $40,364,427)                     40,452,068
                                               --------------
            MONEY MARKET FUND -- 0.1%
   44,968   Morgan Stanley Institutional Treasury
               Money Market Fund - 0.01% (c)
            (Cost $44,968)                             44,968


            TOTAL INVESTMENTS -- 100.1%
              (Cost $40,409,395) (d)               40,497,036
            NET OTHER ASSETS AND
               LIABILITIES -- (0.1)%                  (57,634)
                                               --------------
            NET ASSETS -- 100.0%               $   40,439,402
                                               ==============



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at January 31, 2010.
(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,564,582 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,476,941.


________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2010 is as follows (see Note 2A - Portfolio
Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1         Level 2        Level 3
-----------------------------------------------------------------
Common Stocks*          $40,452,068    $      --     $      --
Money Market Fund            44,968           --            --
                       ------------------------------------------
Total Investments       $40,497,036    $      --     $      --
                       ==========================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements               Page 43

FIRST TRUST FINANCIALS ALPHADEX(R) FUND

Portfolio of Investments (a)
January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS -- 99.9%
            CAPITAL MARKETS -- 7.5%
   12,352   Ameriprise Financial, Inc.         $      472,341
    2,074   BlackRock, Inc.                           443,463
   13,540   Federated Investors, Inc., Class B        343,645
    2,274   Franklin Resources, Inc.                  225,194
    2,201   Goldman Sachs Group (The), Inc.           327,333
   10,218   Invesco Ltd.                              197,207
   31,512   Investment Technology Group, Inc. (b)     645,996
    5,049   Jefferies Group, Inc. (b)                 128,951
    8,091   Morgan Stanley                            216,677
   10,086   Raymond James Financial, Inc.             255,277
    5,517   State Street Corp.                        236,569
    4,512   T. Rowe Price Group, Inc.                 223,885
    3,932   Waddell & Reed Financial, Inc.,
               Class A                                123,190
                                               --------------
                                                    3,839,728
                                               --------------

            COMMERCIAL BANKS -- 11.2%
   43,568   Associated Banc-Corp.                     554,185
   10,228   BancorpSouth, Inc.                        234,017
    2,540   Bank of Hawaii Corp.                      115,519
   14,688   BB&T Corp.                                409,355
    7,832   BOK Financial Corp.                       371,315
    2,623   City National Corp.                       129,550
    8,119   Comerica, Inc.                            280,187
    6,199   Commerce Bancshares, Inc.                 245,356
    4,794   Cullen/Frost Bankers, Inc.                246,028
   12,288   Fifth Third Bancorp                       152,863
    2,928   First Citizens BancShares, Inc.,
               Class A                                491,055
   13,756   Fulton Financial Corp.                    127,105
    5,563   M&T Bank Corp.                            410,271
    4,541   PNC Financial Services Group, Inc.        251,708
    5,901   SunTrust Banks, Inc.                      143,571
   27,360   TCF Financial Corp.                       400,550
    5,317   U.S. Bancorp                              133,350
   16,969   Valley National Bancorp                   233,324
   13,795   Wells Fargo & Co.                         392,192
   26,314   Whitney Holding Corp.                     326,820
    9,723   Wilmington Trust Corp.                    127,566
                                               --------------
                                                    5,775,887
                                               --------------

            CONSUMER FINANCE -- 5.3%
   11,838   American Express Co.                      445,819
   25,191   AmeriCredit Corp. (b)                     528,255
    9,724   Capital One Financial Corp.               358,427
   42,209   Discover Financial Services               577,419
   21,270   SLM Corp. (b)                             223,973
   13,338   Student Loan (The) Corp.                  604,211
                                               --------------
                                                    2,738,104
                                               --------------

            DIVERSIFIED FINANCIAL SERVICES --
               4.8%
   24,738   Bank of America Corp.                     375,523
   36,217   Citigroup, Inc.                           120,240
      703   CME Group, Inc.                           201,634


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            DIVERSIFIED FINANCIAL SERVICES
               (Continued)
   21,017   Interactive Brokers Group, Inc.,
               Class A (b)                     $      334,170
    2,126   IntercontinentalExchange, Inc. (b)        202,991
    8,930   JPMorgan Chase & Co.                      347,734
    4,468   Moody's Corp.                             123,272
   11,705   MSCI, Inc., Class A (b)                   346,000
   24,195   NASDAQ OMX Group (The), Inc. (b)          435,268
                                               --------------
                                                    2,486,832
                                               --------------

            INSURANCE -- 43.1%
   10,359   Aflac, Inc.                               501,686
    1,348   Alleghany Corp. (b)                       351,976
   13,467   Allied World Assurance Holdings Ltd.      602,783
    4,002   Allstate (The) Corp.                      119,780
   24,879   American Financial Group, Inc.            617,248
   12,427   American International Group,
               Inc. (b)                               301,106
    1,005   American National Insurance Co.           106,972
    9,724   Aon Corp.                                 378,264
    8,671   Arch Capital Group Ltd. (b)               620,323
   16,549   Arthur J. Gallagher & Co.                 373,180
   24,386   Aspen Insurance Holdings Ltd.             649,399
   21,067   Assurant, Inc.                            662,136
   16,881   Axis Capital Holdings Ltd.                486,173
   26,694   Brown & Brown, Inc.                       469,814
   12,618   Chubb (The) Corp.                         630,900
   18,286   Cincinnati Financial Corp.                482,568
   15,527   CNA Financial Corp. (b)                   364,729
   16,687   Endurance Specialty Holdings Ltd.         601,066
    7,241   Everest Re Group Ltd.                     620,843
   35,626   Fidelity National Financial, Inc.,
               Class A                                459,575
   14,475   First American Corp.                      428,026
   54,698   Genworth Financial, Inc., Class A (b)     757,020
   10,805   Hanover Insurance Group, Inc.             458,348
    5,146   Hartford Financial Services Group
               (The), Inc.                            123,453
   22,192   HCC Insurance Holdings, Inc.              601,403
   14,967   Lincoln National Corp.                    367,889
    3,292   Loews Corp.                               117,755
      348   Markel Corp. (b)                          113,104
   10,854   Marsh & McLennan Cos., Inc.               234,012
   30,132   MBIA, Inc. (b)                            148,551
   15,809   Mercury General Corp.                     604,220
    3,383   MetLife, Inc.                             119,488
   11,938   Old Republic International Corp.          126,423
   27,037   OneBeacon Insurance Group Ltd.,
                Class A                               350,940
    8,316   PartnerRe Ltd.                            620,290
   26,650   Progressive (The) Corp. (b)               441,857
   28,978   Protective Life Corp.                     488,279
    9,644   Prudential Financial, Inc.                482,104
   10,069   Reinsurance Group of America, Inc.        490,562
   11,680   RenaissanceRe Holdings Ltd.               632,822
   15,521   StanCorp Financial Group, Inc.            667,093
   14,123   Torchmark Corp.                           634,123


Page 44                 See Notes to Financial Statements

FIRST TRUST FINANCIALS ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            INSURANCE (Continued)
   11,918   Transatlantic Holdings, Inc.       $      592,205
   12,447   Travelers (The) Cos., Inc.                630,690
   16,892   Unitrin, Inc.                             366,556
   31,815   Unum Group                                622,620
   23,039   Validus Holdings Ltd.                     610,534
   15,119   W. R. Berkley Corp.                       367,845
      692   Wesco Financial Corp.                     244,276
    1,113   White Mountains Insurance Group
               Ltd.                                   356,683
                                               --------------
                                                   22,199,692
                                               --------------

            IT SERVICES -- 7.7%
    5,775   Alliance Data Systems Corp. (b)           343,382
   21,256   Broadridge Financial Solutions, Inc.      461,680
   26,481   Fidelity National Information
               Services, Inc.                         623,892
   11,522   Global Payments, Inc.                     512,729
   11,786   Lender Processing Services, Inc.          456,826
    2,428   MasterCard, Inc., Class A                 606,757
   27,778   Total System Services, Inc.               397,503
    7,110   Visa, Inc., Class A                       583,233
                                               --------------
                                                    3,986,002
                                               --------------

            MEDIA -- 1.1%
   18,963   Interactive Data Corp.                    542,911
                                               --------------

            PROFESSIONAL SERVICES -- 1.2%
    1,423   Dun & Bradstreet (The) Corp.              112,374
   15,529   Equifax, Inc.                             496,928
                                               --------------
                                                      609,302
                                               --------------

            REAL ESTATE INVESTMENT TRUSTS --
               13.5%
    7,464   Alexandria Real Estate Equities, Inc.     445,825
   21,480   Annaly Capital Management, Inc.           373,322
   21,025   Brandywine Realty Trust                   236,111
    3,621   BRE Properties, Inc.                      116,126
  160,020   Chimera Investment Corp.                  627,278
    9,548   Digital Realty Trust, Inc.                458,304
    8,410   Douglas Emmett, Inc.                      116,310
    3,537   Federal Realty Investment Trust           227,712
    3,932   HCP, Inc.                                 111,472
    5,401   Health Care REIT, Inc.                    232,243
   20,231   Hospitality Properties Trust              447,510
   10,267   Host Hotels & Resorts, Inc. (b)           108,830
   74,122   HRPT Properties Trust                     494,394
    7,487   Liberty Property Trust                    227,605
    6,661   Macerich (The) Co.                        205,492
    3,462   Mack-Cali Realty Corp.                    112,930
   10,588   Nationwide Health Properties, Inc.        348,981
    6,359   Plum Creek Timber Co., Inc.               230,005
    8,752   ProLogis                                  110,275
   11,366   Rayonier, Inc.                            476,690
    9,251   Realty Income Corp.                       258,380
   17,038   Senior Housing Properties Trust           355,242


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS
               (Continued)
    6,020   Simon Property Group, Inc.         $      433,440
    2,377   SL Green Realty Corp.                     108,130
    6,056   Weingarten Realty Investors               113,066
                                               --------------
                                                    6,975,673
                                               --------------

            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 1.5%
   45,760   CB Richard Ellis Group, Inc.,
               Class A (b)                            562,848
   20,348   Forest City Enterprises, Inc.,
               Class A (b)                            230,136
                                               --------------
                                                      792,984
                                               --------------

            SOFTWARE -- 0.4%
    3,633   FactSet Research Systems, Inc.            228,879
                                               --------------

            THRIFTS & MORTGAGE FINANCE --
               2.6%
   17,234   First Niagara Financial Group, Inc.       236,623
   27,132   Hudson City Bancorp, Inc.                 360,042
   25,682   New York Community Bancorp, Inc.          386,000
   14,360   People's United Financial, Inc.           232,201
    6,204   Washington Federal, Inc.                  115,705
                                               --------------
                                                    1,330,571
                                               --------------

            TOTAL INVESTMENTS -- 99.9%
            (Cost $50,071,231) (c)                 51,506,565
            NET OTHER ASSETS AND
               LIABILITIES -- 0.1%                     51,183
                                               --------------
            NET ASSETS -- 100.0%               $   51,557,748
                                               ==============



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,163,451 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $728,117.


                        See Notes to Financial Statements               Page 45

FIRST TRUST FINANCIALS ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2010 is as follows (see Note 2A - Portfolio
Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1         Level 2        Level 3
------------------------------------------------------------------
Common Stocks*          $51,506,565    $      --     $      --
                        ==========================================

* See Portfolio of Investments for industry breakout.


Page 46                 See Notes to Financial Statements

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND

Portfolio of Investments (a)
January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS -- 100.1%
            BIOTECHNOLOGY -- 4.4%
    7,599   Alexion Pharmaceuticals, Inc. (b)  $      352,366
   12,202   Amylin Pharmaceuticals, Inc. (b)          219,392
    3,237   Biogen Idec, Inc. (b)                     173,956
    9,206   BioMarin Pharmaceutical, Inc. (b)         178,873
    2,774   Cephalon, Inc. (b)                        177,092
    6,588   Dendreon Corp. (b)                        182,488
    7,048   United Therapeutics Corp. (b)             419,849
                                               --------------
                                                    1,704,016
                                               --------------

            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 23.4%
    2,645   Beckman Coulter, Inc.                     172,904
    2,196   Becton, Dickinson & Co.                   165,513
   37,086   CareFusion Corp. (b)                      954,964
   24,332   Cooper (The) Cos., Inc.                   859,406
    5,980   Edwards Lifesciences Corp. (b)            535,928
   21,650   Hill-Rom Holdings, Inc.                   505,960
   14,549   Hospira, Inc. (b)                         736,761
    3,240   IDEXX Laboratories, Inc. (b)              170,068
    2,447   Intuitive Surgical, Inc. (b)              802,763
   12,515   Inverness Medical Innovations,
               Inc. (b)                               505,231
   19,707   Kinetic Concepts, Inc. (b)                813,702
   11,810   Medtronic, Inc.                           506,531
    9,937   ResMed, Inc. (b)                          508,178
    7,367   Stryker Corp.                             382,495
    6,884   Teleflex, Inc.                            393,489
   11,087   Varian Medical Systems, Inc. (b)          557,565
    8,787   Zimmer Holdings, Inc. (b)                 494,884
                                               --------------
                                                    9,066,342
                                               --------------

            HEALTH CARE PROVIDERS & SERVICES
               -- 44.6%
   23,408   Aetna, Inc.                               701,538
   35,578   AmerisourceBergen Corp.                   969,856
   11,509   Cardinal Health, Inc.                     380,603
   26,297   CIGNA Corp.                               888,050
   26,055   Community Health Systems, Inc. (b)        849,914
   38,186   Coventry Health Care, Inc. (b)            873,696
    6,315   DaVita, Inc. (b)                          377,384
    8,582   Express Scripts, Inc. (b)                 719,687
  127,581   Health Management Associates, Inc.,
               Class A (b)                            847,138
    7,433   Health Net, Inc. (b)                      180,325
    3,290   Henry Schein, Inc. (b)                    177,824
   21,133   Humana, Inc. (b)                        1,027,486
    4,959   Laboratory Corp. of America
               Holdings (b)                           352,585
   28,529   LifePoint Hospitals, Inc. (b)             855,299
   13,994   Lincare Holdings, Inc. (b)                515,259
   14,839   McKesson Corp.                            872,830
   14,512   Medco Health Solutions, Inc. (b)          892,198
   12,345   MEDNAX, Inc. (b)                          701,937
   21,482   Omnicare, Inc.                            537,050
   18,565   Patterson Cos., Inc. (b)                  530,216


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            HEALTH CARE PROVIDERS & SERVICES
               (Continued)
    6,146   Quest Diagnostics, Inc.            $      342,148
  172,080   Tenet Healthcare Corp. (b)                953,323
   30,430   UnitedHealth Group, Inc.                1,004,190
   30,411   Universal Health Services, Inc.,
               Class B                                886,785
   12,731   WellPoint, Inc. (b)                       811,219
                                               --------------
                                                   17,248,540
                                               --------------

            HEALTH CARE TECHNOLOGY -- 4.0%
   18,339   Allscripts-Misys Healthcare
               Solutions, Inc. (b)                    301,860
    6,300   Cerner Corp. (b)                          476,595
   35,235   IMS Health, Inc.                          762,485
                                               --------------
                                                    1,540,940
                                               --------------

            INTERNET SOFTWARE & SERVICES --
               0.4%
    4,498   WebMD Health Corp., Class A (b)           175,332
                                               --------------

            LIFE SCIENCES TOOLS & SERVICES --
               5.9%
    3,847   Bio-Rad Laboratories, Inc.,
               Class A (b)                            358,463
    3,172   Covance, Inc. (b)                         184,325
   14,208   Life Technologies Corp. (b)               706,280
    2,392   Millipore Corp. (b)                       164,976
   18,018   PerkinElmer, Inc.                         362,883
   10,890   Thermo Fisher Scientific, Inc. (b)        502,573
                                               --------------
                                                    2,279,500
                                               --------------

            PHARMACEUTICALS -- 17.4%
    3,207   Abbott Laboratories                       169,779
    5,890   Allergan, Inc.                            338,675
   14,693   Bristol-Myers Squibb Co.                  357,921
    4,850   Eli Lilly & Co.                           170,720
   36,178   Endo Pharmaceuticals Holdings,
               Inc. (b)                               727,540
   23,109   Forest Laboratories, Inc. (b)             684,951
    8,064   Johnson & Johnson                         506,903
   20,307   Merck & Co., Inc.                         775,321
   40,261   Mylan, Inc. (b)                           733,958
   18,624   Perrigo Co.                               824,671
   20,395   Pfizer, Inc.                              380,571
   16,339   Valeant Pharmaceuticals
               International (b)                      546,866
   13,112   Watson Pharmaceuticals, Inc. (b)          503,107
                                               --------------
                                                    6,720,983
                                               --------------

            TOTAL COMMON STOCKS -- 100.1%
            (Cost $34,968,224)                     38,735,653


                        See Notes to Financial Statements               Page 47

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            MONEY MARKET FUND -- 0.0%
   11,455   Morgan Stanley Institutional Treasury
               Money Market Fund - 0.01% (c)
            (Cost $11,455)                     $       11,455
                                               --------------

            TOTAL INVESTMENTS -- 100.1%
            (Cost $34,979,679) (d)                 38,747,108
            NET OTHER ASSETS AND
               LIABILITIES -- (0.1)%                  (51,964)
                                               --------------
            NET ASSETS -- 100.0%               $   38,695,144
                                               ==============



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at January 31, 2010.
(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,831,494 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $64,065.


________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2010 is as follows (see Note 2A - Portfolio
Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1         Level 2        Level 3
----------------------------------------------------------------
Common Stocks*          $38,735,653    $      --     $      --
Money Market Fund            11,455           --            --
                      ------------------------------------------
Total Investments       $38,747,108    $      --     $      --
                      ==========================================

* See Portfolio of Investments for industry breakout.


Page 48                 See Notes to Financial Statements

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND

Portfolio of Investments (a)
January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS -- 100.1%
            AEROSPACE & DEFENSE -- 17.5%
    2,117   Alliant Techsystems, Inc. (b)      $      167,179
   13,997   BE Aerospace, Inc. (b)                    313,953
    2,303   Boeing (The) Co.                          139,562
    3,656   General Dynamics Corp.                    244,404
    3,882   Goodrich Corp.                            240,335
    1,777   Honeywell International, Inc.              68,663
    3,761   ITT Corp.                                 181,694
    3,785   L-3 Communications Holdings, Inc.         315,442
    4,464   Northrop Grumman Corp.                    252,662
    6,385   Raytheon Co.                              334,765
    2,252   Rockwell Collins, Inc.                    119,784
   16,563   Spirit AeroSystems Holdings, Inc.,
               Class A (b)                            355,276
    1,466   TransDigm Group, Inc.                      70,764
    2,693   United Technologies Corp.                 181,724
                                               --------------
                                                    2,986,207
                                               --------------

            AIRLINES -- 7.3%
    9,010   AMR Corp. (b)                              62,349
   10,435   Continental Airlines, Inc., Class B (b)   191,900
    6,037   Copa Holdings, SA, Class A                313,803
   28,904   Delta Air Lines, Inc. (b)                 353,496
   28,775   Southwest Airlines Co.                    326,021
                                               --------------
                                                    1,247,569
                                               --------------

            CHEMICALS -- 1.8%
   12,894   Nalco Holding Co.                         304,041
                                               --------------

            COMMERCIAL SERVICES & SUPPLIES
               -- 8.4%
    1,907   Avery Dennison Corp.                       61,997
    9,571   Cintas Corp.                              240,328
   10,155   Corrections Corp. of America (b)          190,000
    6,890   Covanta Holding Corp. (b)                 120,575
    3,059   Pitney Bowes, Inc.                         63,994
   11,193   R.R. Donnelley & Sons Co.                 221,845
    6,604   Republic Services, Inc.                   176,921
    5,610   Waste Connections, Inc. (b)               180,474
    5,529   Waste Management, Inc.                    177,204
                                               --------------
                                                    1,433,338
                                               --------------

            COMPUTERS & PERIPHERALS -- 1.4%
    9,597   Lexmark International, Inc.,
               Class A (b)                            247,507
                                               --------------

            CONSTRUCTION & ENGINEERING --
               6.0%
    2,531   Aecom Technology Corp. (b)                 68,261
   17,312   KBR, Inc.                                 324,254
    8,973   Quanta Services, Inc. (b)                 163,488
    4,337   Shaw Group (The), Inc. (b)                140,042
    7,389   URS Corp. (b)                             331,618
                                               --------------
                                                    1,027,663
                                               --------------


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            DIVERSIFIED CONSUMER SERVICES --
               0.9%
    3,819   Brink's Home Security Holdings,
               Inc. (b)                        $      156,579
                                               --------------

            ELECTRICAL EQUIPMENT -- 4.5%
    1,635   Emerson Electric Co.                       67,918
    5,268   Hubbell, Inc., Class B                    226,840
    2,651   Rockwell Automation, Inc.                 127,884
    2,380   Roper Industries, Inc.                    119,191
    6,965   Thomas & Betts Corp. (b)                  235,138
                                               --------------
                                                      776,971
                                               --------------

            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 2.0%
    6,019   Agilent Technologies, Inc. (b)            168,713
    5,714   FLIR Systems, Inc. (b)                    169,020
                                               --------------
                                                      337,733
                                               --------------

            ENERGY EQUIPMENT & SERVICES --
               1.9%
    6,861   Tidewater, Inc.                           321,232
                                               --------------

            INDUSTRIAL CONGLOMERATES -- 4.8%
    1,509   3M Co.                                    121,459
    7,276   Carlisle Cos., Inc.                       243,892
   16,475   General Electric Co.                      264,918
    7,786   McDermott International, Inc. (b)         183,905
                                               --------------
                                                      814,174
                                               --------------

            INTERNET SOFTWARE & SERVICES --
               0.4%
    4,004   Monster Worldwide, Inc. (b)                62,422
                                               --------------

            IT SERVICES -- 4.6%
    1,628   Automatic Data Processing, Inc.            66,406
   23,190   Convergys Corp. (b)                       248,133
   16,731   Genpact Ltd. (b)                          232,059
    5,900   Hewitt Associates, Inc., Class A (b)      232,932
                                               --------------
                                                      779,530
                                               --------------

            LIFE SCIENCES TOOLS & SERVICES --
               1.7%
    1,780   Mettler-Toledo International, Inc. (b)    173,496
    2,013   Waters Corp. (b)                          114,701
                                               --------------
                                                      288,197
                                               --------------

            MACHINERY -- 20.1%
   10,172   AGCO Corp. (b)                            314,416
    5,835   Bucyrus International, Inc.               305,637
    3,282   Caterpillar, Inc.                         171,452
    8,141   Crane Co.                                 248,463
    2,717   Cummins, Inc.                             122,700
    1,657   Danaher Corp.                             118,227
    3,457   Deere & Co.                               172,677
    1,637   Donaldson Co., Inc.                        62,599
    4,493   Dover Corp.                               192,660


                        See Notes to Financial Statements               Page 49

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            MACHINERY (Continued)
    1,961   Eaton Corp.                        $      120,091
    1,976   Flowserve Corp.                           178,176
    7,734   Harsco Corp.                              230,164
    4,003   IDEX Corp.                                112,965
    6,378   Joy Global, Inc.                          291,730
    1,802   Navistar International Corp. (b)           66,656
    3,442   Pall Corp.                                118,646
    2,312   Parker Hannifin Corp.                     129,264
    3,860   Pentair, Inc.                             117,884
    2,279   SPX Corp.                                 124,069
    2,981   Toro (The) Co.                            116,110
    3,993   Trinity Industries, Inc.                   62,450
    1,705   Wabtec Corp.                               65,353
                                               --------------
                                                    3,442,389
                                               --------------

            MARINE -- 1.8%
    9,442   Kirby Corp. (b)                           306,298
                                               --------------

            OFFICE ELECTRONICS -- 2.4%
   38,878   Xerox Corp.                               339,016
    2,455   Zebra Technologies Corp., Class A (b)      64,076
                                               --------------
                                                      403,092
                                               --------------

            OIL, GAS & CONSUMABLE FUELS --
               3.1%
    6,843   Frontline Ltd.                            205,700
    7,485   Overseas Shipholding Group, Inc.          333,906
                                               --------------
                                                      539,606
                                               --------------

            PROFESSIONAL SERVICES -- 0.7%
    1,479   FTI Consulting, Inc. (b)                   61,305
    2,301   Verisk Analytics, Inc., Class A (b)        64,704
                                               --------------
                                                      126,009
                                               --------------

            ROAD & RAIL -- 6.6%
    1,265   Burlington Northern Santa Fe Corp.        126,158
    3,857   CSX Corp.                                 165,311
    7,489   Kansas City Southern (b)                  222,423
    3,568   Norfolk Southern Corp.                    167,910
    6,054   Ryder System, Inc.                        220,366
    3,899   Union Pacific Corp.                       235,890
                                               --------------
                                                    1,138,058
                                               --------------

            TRADING COMPANIES & DISTRIBUTORS
               -- 2.2%
   11,439   GATX Corp.                                299,930
      720   W.W. Grainger, Inc.                        71,482
                                               --------------
                                                      371,412
                                               --------------

            TOTAL COMMON STOCKS -- 100.1%
            (Cost $16,355,278)                     17,110,027


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            MONEY MARKET FUND -- 0.1%
   16,794   Morgan Stanley Institutional Treasury
               Money Market Fund - 0.01% (c)
            (Cost $16,794)                     $       16,794
                                               --------------

            TOTAL INVESTMENTS -- 100.2%
            (Cost $16,372,072) (d)                 17,126,821
            NET OTHER ASSETS AND
               LIABILITIES -- (0.2)%                  (27,041)
                                               --------------
            NET ASSETS -- 100.0%               $   17,099,780
                                               ==============



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at January 31, 2010.
(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,056,332 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $301,583.


________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2010 is as follows (see Note 2A - Portfolio
Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1         Level 2        Level 3
----------------------------------------------------------------
Common Stocks*          $17,110,027    $      --     $      --
Money Market Fund            16,794           --            --
                      ------------------------------------------
Total Investments       $17,126,821    $      --     $      --
                      ==========================================

* See Portfolio of Investments for industry breakout.


Page 50                 See Notes to Financial Statements

FIRST TRUST MATERIALS ALPHADEX(R) FUND

Portfolio of Investments (a)
January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 2.0%
   10,965   Precision Castparts Corp.          $    1,154,066
                                               --------------

            BUILDING PRODUCTS -- 10.1%
   51,839   Armstrong World Industries, Inc. (b)    1,888,495
   18,802   Lennox International, Inc.                718,612
   87,679   Masco Corp.                             1,188,927
   78,709   Owens Corning, Inc. (b)                 2,025,183
                                               --------------
                                                    5,821,217
                                               --------------

            CHEMICALS -- 40.8%
    9,045   Air Products and Chemicals, Inc.          687,058
   30,837   Airgas, Inc.                            1,303,172
   20,173   Albemarle Corp.                           720,580
   50,938   Ashland, Inc.                           2,058,405
   13,996   Cabot Corp.                               360,817
   62,863   Celanese Corp., Class A                 1,829,313
   22,224   CF Industries Holdings, Inc.            2,063,721
   21,787   E.I. du Pont de Nemours & Co.             710,474
   12,176   Eastman Chemical Co.                      688,309
   13,167   FMC Corp.                                 670,727
  178,733   Huntsman Corp.                          2,178,755
   17,843   International Flavors & Fragrances,
               Inc.                                   709,616
   12,585   Intrepid Potash, Inc. (b)                 308,207
   20,113   Lubrizol (The) Corp.                    1,482,127
   12,287   Mosaic (The) Co.                          657,477
    6,269   PPG Industries, Inc.                      367,865
   72,193   RPM International, Inc.                 1,350,009
   18,673   Scotts Miracle-Gro (The) Co.,
               Class A                                741,318
   62,684   Terra Industries, Inc.                  1,980,814
   86,535   Valhi, Inc.                             1,388,887
   44,613   Valspar (The) Corp.                     1,181,352
                                               --------------
                                                   23,439,003
                                               --------------

            CONSTRUCTION MATERIALS -- 0.6%
    4,102   Martin Marietta Materials, Inc.           324,796
                                               --------------

            CONTAINERS & PACKAGING -- 22.3%
   56,461   AptarGroup, Inc.                        2,003,236
   23,421   Ball Corp.                              1,189,553
   49,493   Bemis Co., Inc.                         1,388,774
   14,342   Crown Holdings, Inc. (b)                  341,483
   22,423   Greif, Inc., Class A                    1,084,376
   87,697   Packaging Corp. of America              1,932,842
   60,799   Pactiv Corp. (b)                        1,371,017
   67,139   Sealed Air Corp.                        1,332,038
   41,399   Sonoco Products Co.                     1,149,236
   57,355   Temple-Inland, Inc.                       996,256
                                               --------------
                                                   12,788,811
                                               --------------

            ELECTRICAL EQUIPMENT -- 3.5%
   68,596   General Cable Corp. (b)                 1,996,144
                                               --------------

            MACHINERY -- 0.6%
    4,676   Valmont Industries, Inc.                  324,795
                                               --------------


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            METALS & MINING -- 16.7%
   91,038   Alcoa, Inc.                        $    1,158,914
    8,195   Allegheny Technologies, Inc.              334,766
   13,619   Carpenter Technology Corp.                364,989
   31,835   Cliffs Natural Resources, Inc.          1,271,808
   93,776   Commercial Metals Co.                   1,288,482
   18,026   Compass Minerals International, Inc.    1,136,359
   18,286   Freeport-McMoRan Copper &
               Gold, Inc.                           1,219,493
    7,753   Newmont Mining Corp.                      332,294
   28,020   Reliance Steel & Aluminum Co.           1,141,535
    7,795   Royal Gold, Inc.                          332,223
   11,146   Southern Copper Corp.                     296,818
   58,616   Titanium Metals Corp. (b)                 681,704
                                               --------------
                                                    9,559,385
                                               --------------

            PAPER & FOREST PRODUCTS -- 2.1%
   51,264   MeadWestvaco Corp.                      1,233,925
                                               --------------

            SPECIALTY RETAIL -- 1.3%
   11,904   Sherwin-Williams (The) Co.                754,118
                                               --------------

            TOTAL COMMON STOCKS -- 100.0%
            (Cost $58,049,099)                     57,396,260

            MONEY MARKET FUND -- 0.1%
   46,375   Morgan Stanley Institutional Treasury
               Money Market Fund - 0.01% (c)
            (Cost $46,375)                             46,375
                                               --------------

            TOTAL INVESTMENTS -- 100.1%
            (Cost $58,095,474) (d)                 57,442,635
            NET OTHER ASSETS AND
               LIABILITIES -- (0.1)%                  (52,159)
                                               --------------
            NET ASSETS -- 100.0%               $   57,390,476
                                               ==============



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at January 31, 2010.
(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,087,786 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,740,625.


                        See Notes to Financial Statements               Page 51

FIRST TRUST MATERIALS ALPHADEX(R) FUND

January 31, 2010 (Unaudited)

________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2010 is as follows (see Note 2A - Portfolio
Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1         Level 2        Level 3
----------------------------------------------------------------
Common Stocks*          $57,396,260    $      --     $      --
Money Market Fund            46,375           --            --
                      ------------------------------------------
Total Investments       $57,442,635    $      --     $      --
                      ==========================================

* See Portfolio of Investments for industry breakout.


Page 52                 See Notes to Financial Statements

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND

Portfolio of Investments (a)
January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS -- 100.1%
            COMMUNICATIONS EQUIPMENT -- 7.3%
   31,482   Brocade Communications Systems,
               Inc. (b)                        $      216,281
    9,067   F5 Networks, Inc. (b)                     448,182
   10,106   Harris Corp.                              433,749
   58,231   JDS Uniphase Corp. (b)                    457,696
   15,477   Motorola, Inc. (b)                         95,184
   63,436   Tellabs, Inc. (b)                         407,893
                                               --------------
                                                    2,058,985
                                               --------------

            COMPUTERS & PERIPHERALS --
               15.4%
    2,279   Apple, Inc. (b)                           437,841
    4,222   Diebold, Inc.                             112,179
   13,752   EMC Corp. (b)                             229,246
    9,328   Hewlett-Packard Co.                       439,069
    1,836   International Business Machines
               Corp.                                  224,708
   18,555   NetApp, Inc. (b)                          540,507
   12,731   QLogic Corp. (b)                          218,846
   22,009   SanDisk Corp. (b)                         559,469
   35,078   Seagate Technology                        586,855
   15,287   Teradata Corp. (b)                        427,577
   14,451   Western Digital Corp. (b)                 548,994
                                               --------------
                                                    4,325,291
                                               --------------

            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 12.2%
   10,402   Amphenol Corp., Class A                   414,416
   16,223   Arrow Electronics, Inc. (b)               426,178
   21,156   Avnet, Inc. (b)                           559,364
   28,439   AVX Corp.                                 337,855
   18,661   Corning, Inc.                             337,391
    7,551   Dolby Laboratories, Inc.,
               Class A (b)                            380,042
   36,733   Jabil Circuit, Inc.                       531,894
    5,575   Molex, Inc.                               112,392
   43,152   Vishay Intertechnology, Inc. (b)          325,366
                                               --------------
                                                    3,424,898
                                               --------------

            INTERNET SOFTWARE & SERVICES --
               5.5%
   18,968   Akamai Technologies, Inc. (b)             468,510
    4,527   Equinix, Inc. (b)                         435,633
      776   Google, Inc., Class A (b)                 410,830
    9,910   VeriSign, Inc. (b)                        227,038
                                               --------------
                                                    1,542,011
                                               --------------

            IT SERVICES -- 11.7%
    8,047   Affiliated Computer Services, Inc.,
               Class A (b)                            495,051
   16,839   Amdocs Ltd. (b)                           481,427
   14,084   Cognizant Technology Solutions
               Corp., Class A (b)                     614,907
   11,092   Computer Sciences Corp. (b)               569,020


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            IT SERVICES (Continued)
   11,032   DST Systems, Inc. (b)              $      500,081
   33,689   SAIC, Inc. (b)                            617,519
                                               --------------
                                                    3,278,005
                                               --------------

            PROFESSIONAL SERVICES -- 0.8%
    4,384   IHS, Inc., Class A (b)                    225,513
                                               --------------

            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 20.3%
   65,915   Advanced Micro Devices, Inc. (b)          491,726
    5,308   Altera Corp.                              113,167
    3,805   Analog Devices, Inc.                      102,583
    7,637   Broadcom Corp., Class A (b)               204,061
   11,318   Cree, Inc. (b)                            632,789
   11,374   Cypress Semiconductor Corp. (b)           114,309
    5,888   Intel Corp.                               114,227
   16,288   International Rectifier Corp. (b)         293,836
    6,127   Lam Research Corp. (b)                    202,252
    3,930   Linear Technology Corp.                   102,573
   17,366   Marvell Technology Group Ltd. (b)         302,689
   11,832   Maxim Integrated Products, Inc.           206,823
    4,131   Microchip Technology, Inc.                106,621
   60,419   Micron Technology, Inc. (b)               526,854
    7,821   National Semiconductor Corp.              103,706
   10,291   Novellus Systems, Inc. (b)                215,082
   19,288   NVIDIA Corp. (b)                          296,842
   40,896   ON Semiconductor Corp. (b)                294,860
   13,868   PMC-Sierra, Inc. (b)                      110,251
   14,766   Rambus, Inc. (b)                          323,966
    4,970   Silicon Laboratories, Inc. (b)            209,933
   33,581   Teradyne, Inc. (b)                        313,647
    4,607   Texas Instruments, Inc.                   103,657
    3,346   Varian Semiconductor Equipment
               Associates, Inc. (b)                    98,138
    4,794   Xilinx, Inc.                              113,043
                                               --------------
                                                    5,697,635
                                               --------------

            SOFTWARE -- 21.3%
   21,623   Activision Blizzard, Inc. (b)             219,690
    6,532   Adobe Systems, Inc. (b)                   210,984
   11,053   ANSYS, Inc. (b)                           462,679
    5,991   BMC Software, Inc. (b)                    231,492
   10,695   CA, Inc.                                  235,718
    8,658   Citrix Systems, Inc. (b)                  359,740
   88,250   Compuware Corp. (b)                       669,818
    3,912   Intuit, Inc. (b)                          115,834
    3,872   MICROS Systems, Inc. (b)                  110,662
   11,818   Microsoft Corp.                           333,031
   15,459   Nuance Communications, Inc. (b)           232,194
    9,787   Oracle Corp.                              225,688
   15,547   Red Hat, Inc. (b)                         423,189
   11,306   Rovi Corp. (b)                            326,404
    8,650   Salesforce.com, Inc. (b)                  549,707
   11,070   Sybase, Inc. (b)                          450,217
    6,713   Symantec Corp. (b)                        113,785
   16,173   Synopsys, Inc. (b)                        344,000


                        See Notes to Financial Statements               Page 53

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            SOFTWARE (Continued)
    8,504   VMware, Inc., Class A (b)          $      386,167
                                               --------------
                                                    6,000,999
                                               --------------

            WIRELESS TELECOMMUNICATION
               SERVICES -- 5.6%
    8,340   American Tower Corp., Class A (b)         354,033
   16,345   Crown Castle International Corp. (b)      603,784
   18,678   SBA Communications Corp.,
               Class A (b)                            618,055
                                               --------------
                                                    1,575,872
                                               --------------

            TOTAL COMMON STOCKS -- 100.1%
            (Cost $26,334,986)                     28,129,209

            MONEY MARKET FUND -- 0.1%
   31,047   Morgan Stanley Institutional Treasury
               Money Market Fund - 0.01% (c)
            (Cost $31,047)                             31,047
                                               --------------

            TOTAL INVESTMENTS -- 100.2%
            (Cost $26,366,033) (d)                 28,160,256
            NET OTHER ASSETS AND
                 LIABILITIES -- (0.2)%                (51,905)
                                               --------------
            NET ASSETS -- 100.0%               $   28,108,351
                                               ==============



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at January 31, 2010.
(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,188,958 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $394,735.



________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2010 is as follows (see Note 2A - Portfolio
Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1         Level 2        Level 3
----------------------------------------------------------------
Common Stocks*          $28,129,209    $      --     $      --
Money Market Fund            31,047           --            --
                      ------------------------------------------
Total Investments       $28,160,256    $      --     $      --
                      ==========================================

* See Portfolio of Investments for industry breakout.


Page 54                 See Notes to Financial Statements

FIRST TRUST UTILITIES ALPHADEX(R) FUND

Portfolio of Investments (a)
January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS -- 99.9%
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 7.5%
   25,268   AT&T, Inc.                         $      640,796
   14,670   CenturyTel, Inc.                          498,927
   51,653   tw telecom, inc. (b)                      795,973
    5,345   Verizon Communications, Inc.              157,250
                                               --------------
                                                    2,092,946
                                               --------------

            ELECTRIC UTILITIES -- 31.7%
   22,623   Allegheny Energy, Inc.                    473,952
   20,358   American Electric Power Co., Inc.         705,405
    6,415   DPL, Inc.                                 172,179
   30,866   Duke Energy Corp.                         510,215
   20,364   Edison International                      678,528
    4,327   Entergy Corp.                             330,193
    7,246   Exelon Corp.                              330,562
   15,248   FirstEnergy Corp.                         665,118
   10,057   FPL Group, Inc.                           490,379
    8,472   Hawaiian Electric Industries, Inc.        167,576
   20,597   Northeast Utilities                       521,516
   71,513   NV Energy, Inc.                           823,830
   52,542   Pepco Holdings, Inc.                      862,740
    9,681   Pinnacle West Capital Corp.               346,773
   17,270   Progress Energy, Inc.                     673,012
    5,314   Southern Co.                              170,048
   40,761   Westar Energy, Inc.                       869,432
                                               --------------
                                                    8,791,458
                                               --------------

            GAS UTILITIES -- 10.5%
    9,710   AGL Resources, Inc.                       342,666
   24,091   Atmos Energy Corp.                        665,394
   18,917   Energen Corp.                             831,402
    8,519   Questar Corp.                             353,368
   29,279   UGI Corp.                                 717,628
                                               --------------
                                                    2,910,458
                                               --------------

            INDEPENDENT POWER PRODUCERS &
               ENERGY TRADERS -- 8.0%
   13,303   AES (The) Corp. (b)                       168,017
   16,097   Calpine Corp. (b)                         176,262
    5,035   Constellation Energy Group, Inc.          162,530
   57,978   Mirant Corp. (b)                          815,750
   37,498   NRG Energy, Inc. (b)                      904,077
                                               --------------
                                                    2,226,636
                                               --------------

            MULTI-UTILITIES -- 31.5%
   11,703   Alliant Energy Corp.                      365,134
   31,675   Ameren Corp.                              809,296
   12,203   CenterPoint Energy, Inc.                  170,232
   33,921   CMS Energy Corp.                          514,582
    7,795   Consolidated Edison, Inc.                 340,953
    4,549   Dominion Resources, Inc.                  170,406
   20,310   DTE Energy Co.                            853,832
   57,564   NiSource, Inc.                            820,287
    4,812   NSTAR                                     165,244
    9,600   OGE Energy Corp.                          347,712


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            MULTI-UTILITIES (Continued)
   11,897   PG&E Corp.                         $      502,529
   15,976   Public Service Enterprise Group, Inc.     488,706
   18,797   SCANA Corp.                               669,361
   12,652   Sempra Energy                             642,089
   21,833   TECO Energy, Inc.                         339,940
   21,523   Vectren Corp.                             501,055
    7,107   Wisconsin Energy Corp.                    347,817
   33,377   Xcel Energy, Inc.                         693,574
                                               --------------
                                                    8,742,749
                                               --------------

            OIL, GAS & CONSUMABLE FUELS --
               3.1%
   39,001   Southern Union Co.                        859,582
                                               --------------

            WIRELESS TELECOMMUNICATION
               SERVICES -- 7.6%
   10,089   Leap Wireless International, Inc. (b)     133,074
   21,092   NII Holdings, Inc. (b)                    690,552
  145,136   Sprint Nextel Corp. (b)                   476,046
   15,660   Telephone and Data Systems, Inc.          494,073
    8,350   United States Cellular Corp. (b)          305,359
                                               --------------
                                                    2,099,104
                                               --------------

            TOTAL COMMON STOCKS -- 99.9%
            (Cost $27,099,947)                     27,722,933

            MONEY MARKET FUND -- 0.1%
   21,615   Morgan Stanley Institutional Treasury
               Money Market Fund - 0.01% (c)
            (Cost $21,615)                             21,615
                                               --------------

            TOTAL INVESTMENTS -- 100.0%
            (Cost $27,121,562) (d)                 27,744,548
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                      9,166
                                               --------------
            NET ASSETS -- 100.0%               $   27,753,714
                                               ==============



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at January 31, 2010.
(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,231,809 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $608,823.


                        See Notes to Financial Statements               Page 55

FIRST TRUST UTILITIES ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2010 is as follows (see Note 2A - Portfolio
Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1         Level 2        Level 3
----------------------------------------------------------------
Common Stocks*          $27,722,933    $      --     $      --
Money Market Fund            21,615           --            --
                      ------------------------------------------
Total Investments       $27,744,548    $      --     $      --
                      ==========================================

* See Portfolio of Investments for industry breakout.


Page 56                 See Notes to Financial Statements

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS -- 99.9%
            AEROSPACE & DEFENSE -- 2.8%
    1,173   Boeing (The) Co.                   $       71,084
    1,865   General Dynamics Corp.                    124,675
    1,977   Goodrich Corp.                            122,396
      811   Honeywell International, Inc.              31,337
    1,827   L-3 Communications Holdings, Inc.         152,262
      845   Lockheed Martin Corp.                      62,970
      863   Precision Castparts Corp.                  90,831
    3,080   Raytheon Co.                              161,484
    1,148   Rockwell Collins, Inc.                     61,062
    1,375   United Technologies Corp.                  92,785
                                               --------------
                                                      970,886
                                               --------------

            AIR FREIGHT & LOGISTICS -- 0.2%
      544   C.H. Robinson Worldwide, Inc.              30,807
      912   Expeditors International of
               Washington, Inc.                        31,099
                                               --------------
                                                       61,906
                                               --------------

            AIRLINES -- 0.1%
    2,778   Southwest Airlines Co.                     31,475
                                               --------------

            AUTOMOBILES -- 0.8%
   15,883   Ford Motor Co. (b)                        172,172
    5,041   Harley-Davidson, Inc.                     114,632
                                               --------------
                                                      286,804
                                               --------------

            BEVERAGES -- 1.4%
    1,188   Brown-Forman Corp., Class B                60,968
    5,991   Coca-Cola Enterprises, Inc.               120,958
    3,366   Dr. Pepper Snapple Group, Inc.             93,104
    3,515   Molson Coors Brewing Co., Class B         147,630
    1,693   Pepsi Bottling Group (The), Inc.           62,980
                                               --------------
                                                      485,640
                                               --------------

            BIOTECHNOLOGY -- 1.0%
    2,243   Amgen, Inc. (b)                           131,171
      595   Biogen Idec, Inc. (b)                      31,975
    1,529   Cephalon, Inc. (b)                         97,611
    1,296   Genzyme Corp. (b)                          70,321
                                               --------------
                                                      331,078
                                               --------------

            CAPITAL MARKETS -- 1.0%
    2,457   Ameriprise Financial, Inc.                 93,956
    1,157   Federated Investors, Inc., Class B         29,365
      300   Franklin Resources, Inc.                   29,709
      377   Goldman Sachs Group (The), Inc.            56,067
    1,071   Morgan Stanley                             28,681
      604   Northern Trust Corp.                       30,514
      727   State Street Corp.                         31,174
      598   T. Rowe Price Group, Inc.                  29,673
                                               --------------
                                                      329,139
                                               --------------

            CHEMICALS -- 1.1%
      390   Air Products and Chemicals, Inc.           29,624
    2,000   Airgas, Inc.                               84,520


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            CHEMICALS (Continued)
      697   CF Industries Holdings, Inc.       $       64,724
      946   E.I. du Pont de Nemours & Co.              30,849
    1,055   Eastman Chemical Co.                       59,639
    1,544   International Flavors & Fragrances,
               Inc.                                    61,405
      540   PPG Industries, Inc.                       31,687
                                               --------------
                                                      362,448
                                               --------------

            COMMERCIAL BANKS -- 0.8%
    2,504   BB&T Corp.                                 69,786
    1,072   Comerica, Inc.                             36,995
      948   M&T Bank Corp.                             69,915
      604   PNC Financial Services Group, Inc.         33,480
    2,354   Wells Fargo & Co.                          66,924
                                               --------------
                                                      277,100
                                               --------------

            COMMERCIAL SERVICES & SUPPLIES
               -- 1.2%
    4,875   Cintas Corp.                              122,411
    2,792   Iron Mountain, Inc. (b)                    63,825
    1,396   Pitney Bowes, Inc.                         29,204
    3,365   Republic Services, Inc.                    90,149
    2,819   Waste Management, Inc.                     90,349
                                               --------------
                                                      395,938
                                               --------------

            COMMUNICATIONS EQUIPMENT --
               0.9%
    2,674   Harris Corp.                              114,768
   15,405   JDS Uniphase Corp. (b)                    121,083
   11,187   Tellabs, Inc. (b)                          71,933
                                               --------------
                                                      307,784
                                               --------------

            COMPUTERS & PERIPHERALS -- 3.2%
      755   Apple, Inc. (b)                           145,051
    2,215   Dell, Inc. (b)                             28,573
    3,639   EMC Corp. (b)                              60,662
    2,465   Hewlett-Packard Co.                       116,028
      483   International Business Machines
               Corp.                                   59,114
    4,891   Lexmark International, Inc.,
               Class A (b)                            126,139
    4,620   NetApp, Inc. (b)                          134,581
    1,686   QLogic Corp. (b)                           28,982
    5,479   SanDisk Corp. (b)                         139,276
    4,040   Teradata Corp. (b)                        112,999
    3,599   Western Digital Corp. (b)                 136,726
                                               --------------
                                                    1,088,131
                                               --------------

            CONSTRUCTION & ENGINEERING --
               1.0%
    2,822   Fluor Corp.                               127,949
    4,226   Jacobs Engineering Group, Inc. (b)        159,701
    3,051   Quanta Services, Inc. (b)                  55,589
                                               --------------
                                                      343,239
                                               --------------


                        See Notes to Financial Statements               Page 57

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            CONSUMER FINANCE -- 0.8%
    3,138   American Express Co.               $      118,177
   10,796   Discover Financial Services               147,689
                                               --------------
                                                      265,866
                                               --------------

            CONTAINERS & PACKAGING -- 1.2%
    1,841   Ball Corp.                                 93,505
    3,213   Bemis Co., Inc.                            90,157
    5,264   Pactiv Corp. (b)                          118,703
    5,811   Sealed Air Corp.                          115,290
                                               --------------
                                                      417,655
                                               --------------

            DISTRIBUTORS -- 0.3%
    2,511   Genuine Parts Co.                          94,614
                                               --------------

            DIVERSIFIED CONSUMER SERVICES --
               0.2%
    2,807   H&R Block, Inc.                            60,407
                                               --------------

            DIVERSIFIED FINANCIAL SERVICES
               -- 0.9%
    4,220   Bank of America Corp.                      64,060
       95   CME Group, Inc.                            27,248
      284   IntercontinentalExchange, Inc. (b)         27,116
    1,526   JPMorgan Chase & Co.                       59,422
    1,187   Moody's Corp.                              32,749
    4,810   NASDAQ OMX Group (The), Inc. (b)           86,532
                                               --------------
                                                      297,127
                                               --------------

            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 1.4%
    5,667   AT&T, Inc.                                143,715
    3,511   CenturyTel, Inc.                          119,409
    4,070   Frontier Communications Corp.              30,973
    7,544   Qwest Communications International,
               Inc.                                    31,760
    2,876   Verizon Communications, Inc.               84,612
    5,779   Windstream Corp.                           59,582
                                               --------------
                                                      470,051
                                               --------------

            ELECTRIC UTILITIES -- 5.2%
    6,762   Allegheny Energy, Inc.                    141,664
    4,568   American Electric Power Co., Inc.         158,281
    7,386   Duke Energy Corp.                         122,091
    4,564   Edison International                      152,072
    1,554   Entergy Corp.                             118,586
    2,600   Exelon Corp.                              118,612
    3,422   FirstEnergy Corp.                         149,268
    2,404   FPL Group, Inc.                           117,219
    4,928   Northeast Utilities                       124,777
    9,429   Pepco Holdings, Inc.                      154,824
    3,475   Pinnacle West Capital Corp.               124,474
    1,963   PPL Corp.                                  57,889
    3,874   Progress Energy, Inc.                     150,970
    2,862   Southern Co.                               91,584
                                               --------------
                                                    1,782,311
                                               --------------


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            ELECTRICAL EQUIPMENT -- 0.5%
      746   Emerson Electric Co.               $       30,989
    1,350   Rockwell Automation, Inc.                  65,124
    1,214   Roper Industries, Inc.                     60,797
                                               --------------
                                                      156,910
                                               --------------

            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 0.9%
    3,068   Agilent Technologies, Inc. (b)             85,996
    2,751   Amphenol Corp., Class A                   109,600
    1,646   Corning, Inc.                              29,760
    2,913   FLIR Systems, Inc. (b)                     86,166
                                               --------------
                                                      311,522
                                               --------------

            ENERGY EQUIPMENT & SERVICES --
               2.5%
    5,127   BJ Services Co.                           105,975
    3,041   Cameron International Corp. (b)           114,524
      645   Diamond Offshore Drilling, Inc.            59,037
    2,744   FMC Technologies, Inc. (b)                145,898
    3,169   Halliburton Co.                            92,567
    2,901   Nabors Industries Ltd. (b)                 64,692
    2,882   National Oilwell Varco, Inc.              117,874
      487   Schlumberger Ltd.                          30,905
    4,677   Smith International, Inc.                 141,807
                                               --------------
                                                      873,279
                                               --------------

            FOOD & STAPLES RETAILING -- 2.4%
      539   Costco Wholesale Corp.                     30,955
    4,933   CVS Caremark Corp.                        159,681
    1,547   Kroger (The) Co.                           33,152
    7,460   Safeway, Inc.                             167,477
    2,277   Sysco Corp.                                63,733
    3,459   Walgreen Co.                              124,697
    1,780   Wal-Mart Stores, Inc.                      95,106
    5,786   Whole Foods Market, Inc. (b)              157,495
                                               --------------
                                                      832,296
                                               --------------

            FOOD PRODUCTS -- 2.8%
    4,059   Archer-Daniels-Midland Co.                121,648
    1,878   Campbell Soup Co.                          62,181
    4,132   ConAgra Foods, Inc.                        93,962
    5,280   Dean Foods Co. (b)                         93,086
      897   General Mills, Inc.                        63,965
      743   H. J. Heinz Co.                            32,417
      886   Hershey (The) Co.                          32,277
    3,303   Hormel Foods Corp.                        127,826
    1,542   J. M. Smucker (The) Co.                    92,628
      599   Kellogg Co.                                32,598
    3,508   Kraft Foods, Inc., Class A                 97,031
      882   McCormick & Co., Inc.                      32,017
      730   Mead Johnson Nutrition Co.                 33,018
    2,610   Sara Lee Corp.                             31,685
                                               --------------
                                                      946,339
                                               --------------


Page 58                 See Notes to Financial Statements

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            GAS UTILITIES -- 0.7%
    3,021   Nicor, Inc.                        $      122,411
    3,055   Questar Corp.                             126,721
                                               --------------
                                                      249,132
                                               --------------

            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 3.2%
    1,083   Baxter International, Inc.                 62,370
      806   Becton, Dickinson & Co.                    60,748
    1,220   C. R. Bard, Inc.                          101,126
    6,351   CareFusion Corp. (b)                      163,538
    1,809   DENTSPLY International, Inc.               60,656
    2,494   Hospira, Inc. (b)                         126,296
      523   Intuitive Surgical, Inc. (b)              171,576
    2,167   Medtronic, Inc.                            92,943
    1,260   Stryker Corp.                              65,419
    2,032   Varian Medical Systems, Inc. (b)          102,189
    1,613   Zimmer Holdings, Inc. (b)                  90,844
                                               --------------
                                                    1,097,705
                                               --------------

            HEALTH CARE PROVIDERS & SERVICES
               -- 4.6%
    5,009   Aetna, Inc.                               150,120
    1,221   AmerisourceBergen Corp.                    33,284
    2,959   Cardinal Health, Inc.                      97,854
    4,506   CIGNA Corp.                               152,168
    6,540   Coventry Health Care, Inc. (b)            149,635
    1,081   DaVita, Inc. (b)                           64,601
    1,473   Express Scripts, Inc. (b)                 123,526
    3,618   Humana, Inc. (b)                          175,907
      851   Laboratory Corp. of America
               Holdings (b)                            60,506
      511   McKesson Corp.                             30,057
    2,487   Medco Health Solutions, Inc. (b)          152,901
    3,406   Patterson Cos., Inc. (b)                   97,275
    1,578   Quest Diagnostics, Inc.                    87,847
    5,896   Tenet Healthcare Corp. (b)                 32,664
    2,725   WellPoint, Inc. (b)                       173,637
                                               --------------
                                                    1,581,982
                                               --------------

            HEALTH CARE TECHNOLOGY -- 0.4%
    6,033   IMS Health, Inc.                          130,554
                                               --------------

            HOTELS, RESTAURANTS & LEISURE -- 2.5%
    5,011   Carnival Corp.                            167,017
    3,623   Darden Restaurants, Inc.                  133,906
    1,164   Marriott International, Inc., Class A      30,532
    1,017   McDonald's Corp.                           63,491
    6,891   Starbucks Corp. (b)                       150,155
    3,476   Starwood Hotels & Resorts
               Worldwide, Inc.                        115,820
    7,877   Wyndham Worldwide Corp.                   165,338
      543   Wynn Resorts Ltd.                          33,601
                                               --------------
                                                      859,860
                                               --------------


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            HOUSEHOLD DURABLES -- 0.6%
    2,703   Harman International Industries,
                Inc.                           $       96,092
    1,559   Leggett & Platt, Inc.                      28,467
    1,182   Whirlpool Corp.                            88,863
                                               --------------
                                                      213,422
                                               --------------

            HOUSEHOLD PRODUCTS -- 0.5%
    1,039   Clorox (The) Co.                           61,478
      998   Kimberly-Clark Corp.                       59,271
    1,047   Procter & Gamble (The) Co.                 64,443
                                               --------------
                                                      185,192
                                               --------------

            INDEPENDENT POWER PRODUCERS &
               ENERGY TRADERS -- 0.3%
    7,162   AES (The) Corp. (b)                        90,456
                                               --------------

            INDUSTRIAL CONGLOMERATES -- 0.6%
      767   3M Co.                                     61,736
    8,400   General Electric Co.                      135,072
                                               --------------
                                                      196,808
                                               --------------

            INSURANCE -- 4.1%
    2,058   Aflac, Inc.                                99,669
    1,654   Aon Corp.                                  64,341
    5,388   Assurant, Inc.                            169,345
    3,231   Chubb (The) Corp.                         161,550
    3,634   Cincinnati Financial Corp.                 95,901
    1,442   Marsh & McLennan Cos., Inc.                31,090
    2,645   Principal Financial Group, Inc.            60,967
    3,532   Progressive (The) Corp. (b)                58,561
    2,556   Prudential Financial, Inc.                127,774
    3,612   Torchmark Corp.                           162,179
    3,185   Travelers (The) Cos., Inc.                161,384
    6,511   Unum Group                                127,420
    5,199   XL Capital Ltd., Class A                   87,187
                                               --------------
                                                    1,407,368
                                               --------------

            INTERNET & CATALOG RETAIL -- 1.2%
    1,182   Amazon.com, Inc. (b)                      148,235
    4,940   Expedia, Inc. (b)                         105,765
      730   priceline.com, Inc. (b)                   142,606
                                               --------------
                                                      396,606
                                               --------------

            INTERNET SOFTWARE & SERVICES --
               1.1%
    5,017   Akamai Technologies, Inc. (b)             123,920
    2,700   eBay, Inc. (b)                             62,154
      258   Google, Inc., Class A (b)                 136,590
    1,825   Monster Worldwide, Inc. (b)                28,452
    1,312   VeriSign, Inc. (b)                         30,058
                                               --------------
                                                      381,174
                                               --------------

            IT SERVICES -- 3.4%
    2,127   Affiliated Computer Services, Inc.,
               Class A (b)                            130,853
      742   Automatic Data Processing, Inc.            30,266


                        See Notes to Financial Statements               Page 59

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            IT SERVICES (Continued)
    3,508   Cognizant Technology Solutions
               Corp., Class A (b)              $      153,159
    2,762   Computer Sciences Corp. (b)               141,691
    6,775   Fidelity National Information
               Services, Inc.                         159,619
      656   Fiserv, Inc. (b)                           29,546
      621   MasterCard, Inc., Class A                 155,188
    8,385   SAIC, Inc. (b)                            153,697
    7,355   Total System Services, Inc.               105,250
    1,452   Visa, Inc., Class A                       119,108
                                               --------------
                                                    1,178,377
                                               --------------

            LEISURE EQUIPMENT & PRODUCTS --
               0.4%
    2,973   Hasbro, Inc.                               90,825
    3,178   Mattel, Inc.                               62,670
                                               --------------
                                                      153,495
                                               --------------

            LIFE SCIENCES TOOLS & SERVICES --
               1.1%
    2,430   Life Technologies Corp. (b)               120,795
    3,084   PerkinElmer, Inc.                          62,112
    2,665   Thermo Fisher Scientific, Inc. (b)        122,990
    1,026   Waters Corp. (b)                           58,461
                                               --------------
                                                      364,358
                                               --------------

            MACHINERY -- 2.7%
    1,672   Caterpillar, Inc.                          87,345
    1,384   Cummins, Inc.                              62,501
      420   Danaher Corp.                              29,967
    2,348   Deere & Co.                               117,283
    2,290   Dover Corp.                                98,195
    1,000   Eaton Corp.                                61,240
    1,006   Flowserve Corp.                            90,711
      664   Illinois Tool Works, Inc.                  28,944
    1,753   Pall Corp.                                 60,426
    1,180   Parker Hannifin Corp.                      65,974
    2,254   Snap-on, Inc.                              92,144
    2,465   Stanley Works (The)                       126,331
                                               --------------
                                                      921,061
                                               --------------

            MEDIA -- 3.7%
   11,306   CBS Corp., Class B                        146,186
    9,422   Comcast Corp., Class A                    149,150
    4,762   DIRECTV, Class A (b)                      144,527
   10,699   Gannett Co., Inc.                         172,789
    8,609   Interpublic Group of Cos. (The),
               Inc. (b)                                55,614
    1,897   McGraw-Hill (The) Cos., Inc.               67,249
    9,280   News Corp., Class A                       117,021
    1,625   Omnicom Group, Inc.                        57,362
    3,061   Scripps Networks Interactive,
               Class A                                130,705
    3,203   Viacom, Inc., Class B (b)                  93,335
    2,958   Walt Disney (The) Co.                      87,409


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            MEDIA (Continued)
      143   Washington Post (The) Co., Class B $       62,151
                                               --------------
                                                    1,283,498
                                               --------------

            METALS & MINING -- 1.1%
    2,976   AK Steel Holding Corp.                     60,532
    2,127   Allegheny Technologies, Inc.               86,888
    2,757   Cliffs Natural Resources, Inc.            110,142
    1,189   Freeport-McMoRan Copper &
               Gold, Inc.                              79,295
      670   Newmont Mining Corp.                       28,716
    2,537   Titanium Metals Corp. (b)                  29,505
                                               --------------
                                                      395,078
                                               --------------

            MULTILINE RETAIL -- 2.3%
    4,382   Big Lots, Inc. (b)                        124,493
    4,569   Family Dollar Stores, Inc.                141,091
    4,777   J. C. Penney Co., Inc.                    118,613
    1,178   Kohl's Corp. (b)                           59,336
    4,224   Nordstrom, Inc.                           145,897
    1,141   Sears Holdings Corp. (b)                  106,432
    1,968   Target Corp.                              100,899
                                               --------------
                                                      796,761
                                               --------------'
            MULTI-UTILITIES -- 5.1%
    5,680   Ameren Corp.                              145,124
    6,569   CenterPoint Energy, Inc.                   91,638
    2,799   Consolidated Edison, Inc.                 122,428
    2,449   Dominion Resources, Inc.                   91,740
    3,642   DTE Energy Co.                            153,110
      759   Integrys Energy Group, Inc.                31,764
   10,325   NiSource, Inc.                            147,131
    3,557   PG&E Corp.                                150,248
    3,824   Public Service Enterprise Group, Inc.     116,976
    4,216   SCANA Corp.                               150,132
    2,835   Sempra Energy                             143,876
    7,834   TECO Energy, Inc.                         121,975
    2,552   Wisconsin Energy Corp.                    124,895
    7,484   Xcel Energy, Inc.                         155,517
                                               --------------
                                                    1,746,554
                                               --------------

            OFFICE ELECTRONICS -- 0.4%
   15,020   Xerox Corp.                               130,974
                                               --------------

            OIL, GAS & CONSUMABLE FUELS --
               5.7%
      308   Apache Corp.                               30,421
    2,916   Cabot Oil & Gas Corp.                     111,595
    2,061   Chevron Corp.                             148,639
    3,189   CONSOL Energy, Inc.                       148,639
      324   EOG Resources, Inc.                        29,296
    1,398   Exxon Mobil Corp.                          90,073
    1,574   Hess Corp.                                 90,962
    5,089   Marathon Oil Corp.                        151,703
    3,782   Massey Energy Co.                         145,683
    2,928   Murphy Oil Corp.                          149,562
    3,516   Peabody Energy Corp.                      148,094


Page 60                 See Notes to Financial Statements

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            OIL, GAS & CONSUMABLE FUELS
               (Continued)
    2,639   Pioneer Natural Resources Co.      $      116,063
    1,316   Southwestern Energy Co. (b)                56,430
    4,647   Spectra Energy Corp.                       98,749
    3,651   Sunoco, Inc.                               91,604
   11,720   Tesoro Corp.                              146,500
    6,026   Williams (The) Cos., Inc.                 125,582
    2,049   XTO Energy, Inc.                           91,324
                                               --------------
                                                    1,970,919
                                               --------------

            PAPER & FOREST PRODUCTS -- 1.0%
    5,928   International Paper Co.                   135,811
    5,549   MeadWestvaco Corp.                        133,564
    1,470   Weyerhaeuser Co.                           58,653
                                               --------------
                                                      328,028
                                               --------------

            PERSONAL PRODUCTS -- 0.5%
    3,285   Estee Lauder (The) Cos., Inc.,
               Class A                                172,528
                                               --------------

            PHARMACEUTICALS -- 2.8%
    1,765   Abbott Laboratories                        93,439
    1,512   Allergan, Inc.                             86,940
    3,774   Bristol-Myers Squibb Co.                   91,935
    3,956   Forest Laboratories, Inc. (b)             117,256
    1,478   Johnson & Johnson                          92,907
    3,479   Merck & Co., Inc.                         132,828
    8,620   Mylan, Inc. (b)                           157,143
    5,240   Pfizer, Inc.                               97,778
    2,404   Watson Pharmaceuticals, Inc. (b)           92,241
                                               --------------
                                                      962,467
                                               --------------

            PROFESSIONAL SERVICES -- 0.3%
    3,083   Equifax, Inc.                              98,656
                                               --------------

            REAL ESTATE INVESTMENT TRUSTS --
               1.7%
    5,988   Apartment Investment &
               Management Co., Class A                 91,976
    1,164   AvalonBay Communities, Inc.                89,174
    1,879   Equity Residential                         60,222
    1,038   HCP, Inc.                                  29,427
      718   Health Care REIT, Inc.                     30,874
      842   Plum Creek Timber Co., Inc.                30,455
      388   Public Storage                             30,722
    1,595   Simon Property Group, Inc.                114,840
    2,181   Ventas, Inc.                               92,038
      452   Vornado Realty Trust                       29,235
                                               --------------
                                                      598,963
                                               --------------

            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 0.3%
    9,366   CB Richard Ellis Group, Inc.,
               Class A (b)                            115,202
                                               --------------


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            ROAD & RAIL -- 1.3%
      643   Burlington Northern Santa Fe Corp. $       64,126
    1,968   CSX Corp.                                  84,348
    1,816   Norfolk Southern Corp.                     85,461
    3,084   Ryder System, Inc.                        112,258
    1,492   Union Pacific Corp.                        90,266
                                               --------------
                                                      436,459
                                               --------------

            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 1.9%
   16,408   Advanced Micro Devices, Inc. (b)          122,404
    1,406   Altera Corp.                               29,976
    1,009   Analog Devices, Inc.                       27,203
    1,008   Broadcom Corp., Class A (b)                26,934
    1,559   Intel Corp.                                30,244
   10,574   LSI Corp. (b)                              52,764
    2,334   MEMC Electronic Materials, Inc. (b)        29,362
   15,040   Micron Technology, Inc. (b)               131,149
    1,361   Novellus Systems, Inc. (b)                 28,445
    5,100   NVIDIA Corp. (b)                           78,489
    8,881   Teradyne, Inc. (b)                         82,948
    1,221   Texas Instruments, Inc.                    27,472
                                               --------------
                                                      667,390
                                               --------------

            SOFTWARE -- 2.3%
    1,726   Adobe Systems, Inc. (b)                    55,750
      790   BMC Software, Inc. (b)                     30,526
    2,831   CA, Inc.                                   62,395
    1,529   Citrix Systems, Inc. (b)                   63,530
   21,966   Compuware Corp. (b)                       166,722
    1,037   Intuit, Inc. (b)                           30,706
    2,086   Microsoft Corp.                            58,783
    1,293   Oracle Corp.                               29,817
    5,140   Red Hat, Inc. (b)                         139,911
    2,150   Salesforce.com, Inc. (b)                  136,632
    1,778   Symantec Corp. (b)                         30,137
                                               --------------
                                                      804,909
                                               --------------

            SPECIALTY RETAIL -- 4.7%
    1,822   Abercrombie & Fitch Co., Class A           57,466
    6,637   AutoNation, Inc. (b)                      119,466
      204   AutoZone, Inc. (b)                         31,626
    2,465   Bed Bath & Beyond, Inc. (b)                95,395
    3,220   Best Buy Co., Inc.                        118,013
    7,238   GameStop Corp., Class A (b)               143,095
    6,065   Gap (The), Inc.                           115,720
    2,196   Home Depot (The), Inc.                     61,510
    8,253   Limited Brands, Inc.                      156,972
    5,435   Lowe's Cos., Inc.                         117,668
    1,666   O'Reilly Automotive, Inc. (b)              62,975
    6,519   RadioShack Corp.                          127,251
    1,488   Ross Stores, Inc.                          68,344
    1,032   Sherwin-Williams (The) Co.                 65,377
    3,877   Staples, Inc.                              90,954
    2,214   Tiffany & Co.                              89,911
    2,609   TJX (The) Cos., Inc.                       99,168
                                               --------------
                                                    1,620,911
                                               --------------


                        See Notes to Financial Statements               Page 61

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            TEXTILES, APPAREL & LUXURY GOODS
               -- 1.0%
    2,610   Coach, Inc.                        $       91,037
      478   NIKE, Inc., Class B                        30,472
    1,567   Polo Ralph Lauren Corp.                   128,494
    1,301   VF Corp.                                   93,711
                                               --------------
                                                      343,714
                                               --------------

            THRIFTS & MORTGAGE FINANCE --
               0.1%
    1,905   People's United Financial, Inc.            30,804
                                               --------------

            TOBACCO -- 0.6%
    3,234   Altria Group, Inc.                         64,227
      789   Lorillard, Inc.                            59,727
      661   Philip Morris International, Inc.          30,082
    1,198   Reynolds American, Inc.                    63,734
                                               --------------
                                                      217,770
                                               --------------

            TRADING COMPANIES & DISTRIBUTORS
               -- 0.1%
      326   W.W. Grainger, Inc.                        32,365
                                               --------------

            WIRELESS TELECOMMUNICATION
               SERVICES -- 1.0%
    2,941   American Tower Corp., Class A (b)         124,846
   20,819   MetroPCS Communications, Inc. (b)         117,211
   34,719   Sprint Nextel Corp. (b)                   113,878
                                               --------------
                                                      355,935
                                               --------------

            TOTAL COMMON STOCKS -- 99.9%
            (Cost $34,305,243)                     34,297,380

            MONEY MARKET FUND -- 0.2%
   79,959   Morgan Stanley Institutional Treasury
               Money Market Fund - 0.01% (c)
            (Cost $79,959)                             79,959
                                               --------------

            TOTAL INVESTMENTS -- 100.1%
            (Cost $34,385,202) (d)                 34,377,339
            NET OTHER ASSETS AND
                 LIABILITIES -- (0.1)%                (23,656)
                                               --------------
            NET ASSETS -- 100.0%               $   34,353,683
                                               ==============



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at January 31, 2010.
(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,150,549 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,158,412.


________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2010 is as follows (see Note 2A - Portfolio
Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1         Level 2        Level 3
-----------------------------------------------------------------
Common Stocks*          $34,297,380    $      --     $      --
Money Market Fund            79,959           --            --
                       ------------------------------------------
Total Investments       $34,377,339    $      --     $      --
                       ==========================================

* See Portfolio of Investments for industry breakout.


Page 62                 See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

Portfolio of Investments (a)
January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 0.9%
    1,230   Alliant Techsystems, Inc. (b)      $       97,133
    7,702   BE Aerospace, Inc. (b)                    172,756
                                               --------------
                                                      269,889
                                               --------------

            AIRLINES -- 0.7%
    6,935   AirTran Holdings, Inc. (b)                 33,427
    3,143   Alaska Air Group, Inc. (b)                 98,502
   19,927   JetBlue Airways Corp. (b)                  98,439
                                               --------------
                                                      230,368
                                               --------------

            AUTO COMPONENTS -- 0.4%
    6,084   Gentex Corp.                              116,630
                                               --------------

            BEVERAGES -- 0.2%
      943   Hansen Natural Corp. (b)                   36,258
    1,237   PepsiAmericas, Inc.                        35,935
                                               --------------
                                                       72,193
                                               --------------

            BIOTECHNOLOGY -- 0.4%
    2,063   United Therapeutics Corp. (b)             122,893
                                               --------------

            BUILDING PRODUCTS -- 0.1%
      927   Lennox International, Inc.                 35,430
                                               --------------

            CAPITAL MARKETS -- 0.1%
    1,523   Raymond James Financial, Inc.              38,547
                                               --------------

            CHEMICALS -- 3.2%
    1,991   Albemarle Corp.                            71,119
    3,655   Ashland, Inc.                             147,699
    1,489   Lubrizol (The) Corp.                      109,724
      665   Minerals Technologies, Inc.                31,787
   10,331   Olin Corp.                                170,461
    7,123   RPM International, Inc.                   133,200
      921   Scotts Miracle-Gro (The) Co.,
               Class A                                 36,564
    6,882   Sensient Technologies Corp.               178,588
    4,002   Valspar (The) Corp.                       105,973
                                               --------------
                                                      985,115
                                               --------------

            COMMERCIAL BANKS -- 2.3%
    9,865   Associated Banc-Corp.                     125,483
    1,543   BancorpSouth, Inc.                         35,304
    4,795   Cathay General Bancorp                     45,936
      935   Commerce Bancshares, Inc.                  37,007
      724   Cullen/Frost Bankers, Inc.                 37,156
    1,798   FirstMerit Corp.                           36,841
    7,650   International Bancshares Corp.            159,426
      869   SVB Financial Group (b)                    37,706
    5,316   TCF Financial Corp.                        77,826
    4,819   Trustmark Corp.                           109,873
                                               --------------
                                                      702,558
                                               --------------

            COMMERCIAL SERVICES & SUPPLIES
               -- 2.3%
    5,949   Brink's (The) Co.                         139,088


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMERCIAL SERVICES & SUPPLIES
               (Continued)
      607   Clean Harbors, Inc. (b)            $       34,757
    5,899   Corrections Corp. of America (b)          110,370
    4,896   Deluxe Corp.                               91,114
    2,266   Herman Miller, Inc.                        38,273
    5,241   HNI Corp.                                 131,130
    2,729   Mine Safety Appliances Co.                 65,742
    1,878   Rollins, Inc.                              36,959
    2,172   Waste Connections, Inc. (b)                69,873
                                               --------------
                                                      717,306
                                               --------------

            COMMUNICATIONS EQUIPMENT --
               1.2%
   24,134   3Com Corp. (b)                            179,798
    1,605   ADTRAN, Inc.                               34,026
    2,733   F5 Networks, Inc. (b)                     135,092
    1,394   Plantronics, Inc.                          36,830
                                               --------------
                                                      385,746
                                               --------------

            COMPUTERS & PERIPHERALS -- 0.2%
    1,273   Diebold, Inc.                              33,824
    3,253   NCR Corp. (b)                              38,938
                                               --------------
                                                       72,762
                                               --------------

            CONSTRUCTION & ENGINEERING --
               1.8%
    2,633   Aecom Technology Corp. (b)                 71,012
    4,302   Granite Construction, Inc.                132,846
    9,527   KBR, Inc.                                 178,441
    4,066   URS Corp. (b)                             182,482
                                               --------------
                                                      564,781
                                               --------------

            CONSUMER FINANCE -- 0.5%
    7,605   AmeriCredit Corp. (b)                     159,477
                                               --------------

            CONTAINERS & PACKAGING -- 2.0%
    4,052   AptarGroup, Inc.                          143,765
      671   Greif, Inc., Class A                       32,449
    6,293   Packaging Corp. of America                138,698
    1,876   Silgan Holdings, Inc.                      97,271
    2,475   Sonoco Products Co.                        68,706
    8,575   Temple-Inland, Inc.                       148,948
                                               --------------
                                                      629,837
                                               --------------

            DISTRIBUTORS -- 0.3%
    5,544   LKQ Corp. (b)                             103,950
                                               --------------

            DIVERSIFIED CONSUMER SERVICES --
               2.7%
    2,219   Brink's Home Security Holdings,
               Inc. (b)                                90,979
    3,106   Career Education Corp. (b)                 67,556
   13,145   Corinthian Colleges, Inc. (b)             184,030
    2,044   Matthews International Corp.,
               Class A                                 69,189
    9,300   Regis Corp.                               148,149


                        See Notes to Financial Statements               Page 63

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            DIVERSIFIED CONSUMER SERVICES
               (Continued)
   22,101   Service Corp. International        $      169,515
    4,831   Sotheby's                                 112,272
                                               --------------
                                                      841,690
                                               --------------

            DIVERSIFIED FINANCIAL SERVICES --
               0.2%
    2,277   MSCI, Inc., Class A (b)                    67,308
                                               --------------

            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 0.8%
   31,480   Cincinnati Bell, Inc. (b)                  91,607
   10,560   tw telecom, inc. (b)                      162,729
                                               --------------
                                                      254,336
                                               --------------

            ELECTRIC UTILITIES -- 3.3%
    5,299   Cleco Corp.                               137,350
    3,935   DPL, Inc.                                 105,615
    1,867   Great Plains Energy, Inc.                  33,345
    5,197   Hawaiian Electric Industries, Inc.        102,797
    5,666   IDACORP, Inc.                             177,629
   14,621   NV Energy, Inc.                           168,434
   11,447   PNM Resources, Inc.                       133,128
    8,333   Westar Energy, Inc.                       177,743
                                               --------------
                                                    1,036,041
                                               --------------

            ELECTRICAL EQUIPMENT -- 1.2%
    2,296   Hubbell, Inc., Class B                     98,866
    1,394   Regal-Beloit Corp.                         66,076
    3,034   Thomas & Betts Corp. (b)                  102,428
    4,215   Woodward Governor Co.                     107,187
                                               --------------
                                                      374,557
                                               --------------

            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 0.6%
    3,103   Tech Data Corp. (b)                       126,447
    8,671   Vishay Intertechnology, Inc. (b)           65,380
                                               --------------
                                                      191,827
                                               --------------

            ENERGY EQUIPMENT & SERVICES --
               2.8%
    3,029   Atwood Oceanics, Inc. (b)                 101,532
      907   Helmerich & Payne, Inc.                    37,940
    1,856   Oceaneering International, Inc. (b)       101,523
   11,792   Patterson-UTI Energy, Inc.                181,125
    5,673   Pride International, Inc. (b)             167,921
    4,471   Superior Energy Services, Inc. (b)        102,699
    3,775   Tidewater, Inc.                           176,745
                                               --------------
                                                      869,485
                                               --------------

            FOOD & STAPLES RETAILING -- 1.1%
    4,427   BJ's Wholesale Club, Inc. (b)             149,589
    7,035   Ruddick Corp.                             199,442
                                               --------------
                                                      349,031
                                               --------------


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            FOOD PRODUCTS -- 2.2%
    2,477   Corn Products International, Inc.  $       70,396
    4,571   Flowers Foods, Inc.                       111,029
    1,777   Green Mountain Coffee Roasters,
               Inc. (b)                               150,725
    2,185   Lancaster Colony Corp.                    119,192
    3,031   Ralcorp Holdings, Inc. (b)                187,316
    1,322   Tootsie Roll Industries, Inc.              34,412
                                               --------------
                                                      673,070
                                               --------------

            GAS UTILITIES -- 2.9%
    3,971   AGL Resources, Inc.                       140,136
    6,156   Atmos Energy Corp.                        170,029
    3,868   Energen Corp.                             169,999
    1,448   National Fuel Gas Co.                      67,940
    1,625   ONEOK, Inc.                                68,559
    5,986   UGI Corp.                                 146,717
    4,318   WGL Holdings, Inc.                        137,010
                                               --------------
                                                      900,390
                                               --------------

            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 3.2%
    1,106   Beckman Coulter, Inc.                      72,299
    1,250   Edwards Lifesciences Corp. (b)            112,025
      844   Gen-Probe, Inc. (b)                        36,233
    6,036   Hill-Rom Holdings, Inc.                   141,061
      677   IDEXX Laboratories, Inc. (b)               35,536
    3,577   Immucor, Inc. (b)                          66,354
    3,846   Kinetic Concepts, Inc. (b)                158,801
    2,380   Masimo Corp. (b)                           66,069
    2,078   ResMed, Inc. (b)                          106,269
    5,177   STERIS Corp.                              135,016
    1,344   Teleflex, Inc.                             76,823
                                               --------------
                                                    1,006,486
                                               --------------

            HEALTH CARE PROVIDERS & SERVICES
               -- 5.5%
    5,084   Community Health Systems, Inc. (b)        165,840
   24,898   Health Management Associates, Inc.,
                Class A (b)                           165,323
    1,554   Health Net, Inc. (b)                       37,700
    1,376   Henry Schein, Inc. (b)                     74,373
    9,805   Kindred Healthcare, Inc. (b)              165,802
    5,568   LifePoint Hospitals, Inc. (b)             166,929
    3,901   Lincare Holdings, Inc. (b)                143,635
    5,989   Omnicare, Inc.                            149,725
    1,686   Owens & Minor, Inc.                        67,592
    8,562   Psychiatric Solutions, Inc. (b)           188,792
    5,934   Universal Health Services, Inc.,
               Class B                                173,035
    2,905   VCA Antech, Inc. (b)                       73,758
    4,924   WellCare Health Plans, Inc. (b)           153,530
                                               --------------
                                                    1,726,034
                                               --------------

            HEALTH CARE TECHNOLOGY -- 0.3%
    1,318   Cerner Corp. (b)                           99,707
                                               --------------


Page 64                 See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            HOTELS, RESTAURANTS & LEISURE --
               2.3%
    2,501   Bob Evans Farms, Inc.              $       69,803
    7,279   Brinker International, Inc.               118,793
    8,384   Cheesecake Factory (The), Inc. (b)        177,238
    2,545   International Speedway Corp.,
               Class A                                 65,432
    4,356   Life Time Fitness, Inc. (b)               104,326
    2,162   Panera Bread Co., Class A (b)             154,410
      905   WMS Industries, Inc. (b)                   33,558
                                               --------------
                                                      723,560
                                               --------------

            HOUSEHOLD DURABLES -- 1.0%
    6,646   American Greetings Corp., Class A         122,818
      760   Mohawk Industries, Inc. (b)                31,472
    3,886   Tupperware Brands Corp.                   164,999
                                               --------------
                                                      319,289
                                               --------------

            HOUSEHOLD PRODUCTS -- 0.3%
      599   Church & Dwight Co., Inc.                  36,114
    1,181   Energizer Holdings, Inc. (b)               65,545
                                               --------------
                                                      101,659
                                               --------------

            INDUSTRIAL CONGLOMERATES -- 0.5%
    4,227   Carlisle Cos., Inc.                       141,689
                                               --------------

            INSURANCE -- 6.3%
    7,255   American Financial Group, Inc.            179,997
    1,608   Arthur J. Gallagher & Co.                  36,260
    6,044   Brown & Brown, Inc.                       106,375
    2,112   Everest Re Group Ltd.                     181,083
    8,069   Fidelity National Financial, Inc.,
               Class A                                104,090
    4,374   First American Corp.                      129,339
    2,445   Hanover Insurance Group, Inc.             103,717
    6,472   HCC Insurance Holdings, Inc.              175,391
   14,480   Horace Mann Educators Corp.               173,615
    4,610   Mercury General Corp.                     176,194
    6,562   Protective Life Corp.                     110,570
    3,039   Reinsurance Group of America, Inc.        148,060
    3,619   StanCorp Financial Group, Inc.            155,545
    3,283   Unitrin, Inc.                              71,241
    4,407   W. R. Berkley Corp.                       107,222
                                               --------------
                                                    1,958,699
                                               --------------

            INTERNET & CATALOG RETAIL -- 0.7%
    3,282   Netflix, Inc. (b)                         204,304
                                               --------------

            INTERNET SOFTWARE & SERVICES --
               0.9%
    4,024   Digital River, Inc. (b)                   101,123
    1,705   Equinix, Inc. (b)                         164,072
                                               --------------
                                                      265,195
                                               --------------

            IT SERVICES -- 3.7%
    8,093   Acxiom Corp. (b)                          124,470


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            IT SERVICES (Continued)
    1,681   Alliance Data Systems Corp. (b)    $       99,952
    6,419   Broadridge Financial Solutions, Inc.      139,421
    3,325   DST Systems, Inc. (b)                     150,722
    2,689   Global Payments, Inc.                     119,661
    3,427   Hewitt Associates, Inc., Class A (b)      135,298
    3,561   Lender Processing Services, Inc.          138,024
    2,250   ManTech International Corp.,
               Class A (b)                            107,798
    7,581   SRA International, Inc., Class A (b)      130,545
                                               --------------
                                                    1,145,891
                                               --------------

            LIFE SCIENCES TOOLS & SERVICES --
               1.0%
      751   Bio-Rad Laboratories, Inc.,
               Class A (b)                             69,978
      690   Mettler-Toledo International, Inc. (b)     67,254
    4,633   Pharmaceutical Product
               Development, Inc.                      108,227
      528   TECHNE Corp.                               34,648
      702   Varian, Inc. (b)                           36,195
                                               --------------
                                                      316,302
                                               --------------

            MACHINERY -- 4.5%
    5,597   AGCO Corp. (b)                            173,003
    3,211   Bucyrus International, Inc.               168,192
    4,729   Crane Co.                                 144,329
      851   Donaldson Co., Inc.                        32,542
   18,041   Federal Signal Corp.                      117,086
    4,493   Harsco Corp.                              133,712
    1,162   IDEX Corp.                                 32,792
    2,807   Joy Global, Inc.                          128,392
      677   Lincoln Electric Holdings, Inc.            33,058
    1,183   Nordson Corp.                              66,887
    4,889   Oshkosh Corp.                             176,346
    1,121   Pentair, Inc.                              34,235
    1,324   SPX Corp.                                  72,079
    2,076   Trinity Industries, Inc.                   32,469
    1,773   Wabtec Corp.                               67,959
                                               --------------
                                                    1,413,081
                                               --------------

            MEDIA -- 1.8%
    2,719   DreamWorks Animation SKG, Inc.,
               Class A (b)                            105,878
   13,433   Harte-Hanks, Inc.                         141,852
    1,729   John Wiley & Sons, Inc., Class A           72,186
    4,657   Lamar Advertising Co., Class A (b)        133,190
    3,641   Scholastic Corp.                          108,866
                                               --------------
                                                      561,972
                                               --------------

            METALS & MINING -- 0.7%
    6,940   Commercial Metals Co.                      95,356
    1,675   Reliance Steel & Aluminum Co.              68,240
    4,086   Steel Dynamics, Inc.                       62,025
                                               --------------
                                                      225,621
                                               --------------


                        See Notes to Financial Statements               Page 65

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            MULTILINE RETAIL -- 0.6%
    8,309   99 Cents Only Stores (b)           $      108,349
    1,499   Dollar Tree, Inc. (b)                      74,231
                                               --------------
                                                      182,580
                                               --------------

            MULTI-UTILITIES -- 1.9%
    4,785   Alliant Energy Corp.                      149,292
    2,719   Black Hills Corp.                          70,640
    2,951   NSTAR                                     101,337
    3,925   OGE Energy Corp.                          142,163
    5,868   Vectren Corp.                             136,607
                                               --------------
                                                      600,039
                                               --------------

            OIL, GAS & CONSUMABLE FUELS --
               3.6%
    4,881   Arch Coal, Inc.                           102,843
    2,050   Cimarex Energy Co.                        100,880
    1,507   Encore Acquisition Co. (b)                 71,763
    1,627   Forest Oil Corp. (b)                       39,243
    6,014   Frontier Oil Corp.                         74,934
    1,501   Newfield Exploration Co. (b)               73,459
    4,119   Overseas Shipholding Group, Inc.          183,749
   11,708   Patriot Coal Corp. (b)                    181,357
    9,647   Quicksilver Resources, Inc. (b)           128,209
    7,974   Southern Union Co.                        175,747
                                               --------------
                                                    1,132,184
                                               --------------

            PERSONAL PRODUCTS -- 0.7%
    1,236   Alberto-Culver Co.                         35,090
    4,157   NBTY, Inc. (b)                            185,111
                                               --------------
                                                      220,201
                                               --------------

            PHARMACEUTICALS -- 1.8%
    7,060   Endo Pharmaceuticals Holdings,
               Inc. (b)                               141,977
    6,692   Medicis Pharmaceutical Corp.,
               Class A                                154,652
    3,634   Perrigo Co.                               160,913
    3,417   Valeant Pharmaceuticals
               International (b)                      114,367
                                               --------------
                                                      571,909
                                               --------------

            PROFESSIONAL SERVICEs -- 0.6%
    4,872   Navigant Consulting, Inc. (b)              66,064
    3,047   Towers Watson & Co., Class A              132,941
                                               --------------
                                                      199,005
                                               --------------

            REAL ESTATE INVESTMENT TRUSTS --
               4.7%
    1,690   Alexandria Real Estate Equities, Inc.     100,944
    1,095   BRE Properties, Inc.                       35,117
    1,708   Camden Property Trust                      66,219
      989   Corporate Office Properties Trust          35,297
    4,745   Cousins Properties, Inc.                   36,347
    4,478   Equity One, Inc.                           75,007


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS
               (Continued)
      534   Federal Realty Investment Trust    $       34,379
    2,171   Highwoods Properties, Inc.                 65,586
    4,580   Hospitality Properties Trust              101,310
    1,131   Liberty Property Trust                     34,382
    4,028   Macerich (The) Co.                        124,264
    1,047   Mack-Cali Realty Corp.                     34,153
    2,058   Nationwide Health Properties, Inc.         67,832
    3,723   OMEGA Healthcare Investors, Inc.           69,657
    2,271   Potlatch Corp.                             69,720
    3,434   Rayonier, Inc.                            144,022
    1,397   Realty Income Corp.                        39,018
    4,966   Senior Housing Properties Trust           103,541
    2,882   SL Green Realty Corp.                     131,102
    4,404   UDR, Inc.                                  68,526
    1,829   Weingarten Realty Investors                34,147
                                               --------------
                                                    1,470,570
                                               --------------

            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 0.6%
    2,997   Jones Lang LaSalle, Inc.                  170,859
                                               --------------

            ROAD & RAIL -- 0.8%
    2,175   Kansas City Southern (b)                   64,597
      933   Landstar System, Inc.                      33,859
    7,317   Werner Enterprises, Inc.                  144,730
                                               --------------
                                                      243,186
                                               --------------

            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 1.5%
    7,853   Atmel Corp. (b)                            36,438
    3,211   Cree, Inc. (b)                            179,527
    7,248   Fairchild Semiconductor
               International, Inc., Class A (b)        65,087
    3,273   International Rectifier Corp. (b)          59,045
      923   Lam Research Corp. (b)                     30,468
    7,590   RF Micro Devices, Inc. (b)                 29,221
    1,498   Silicon Laboratories, Inc. (b)             63,276
                                               --------------
                                                      463,062
                                               --------------

            SOFTWARE -- 4.1%
    4,222   ACI Worldwide, Inc. (b)                    67,594
    2,667   Advent Software, Inc. (b)                 100,679
    3,332   ANSYS, Inc. (b)                           139,478
      550   FactSet Research Systems, Inc.             34,650
    6,795   Fair Isaac Corp.                          149,014
    5,600   Informatica Corp. (b)                     132,664
    3,131   Jack Henry & Associates, Inc.              68,757
    1,167   MICROS Systems, Inc. (b)                   33,353
    4,431   Parametric Technology Corp. (b)            73,377
    3,935   Quest Software, Inc. (b)                   67,761
    3,407   Rovi Corp. (b)                             98,360
    3,016   Solera Holdings, Inc.                      99,860
    2,502   Sybase, Inc. (b)                          101,756
    4,875   Synopsys, Inc. (b)                        103,691
                                               --------------
                                                    1,270,994
                                               --------------


Page 66                 See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            SPECIALTY RETAIL -- 7.4%
    6,527   Aaron's, Inc.                      $      181,842
    2,683   Advance Auto Parts, Inc.                  105,844
    2,126   Aeropostale, Inc. (b)                      69,924
    4,264   American Eagle Outfitters, Inc.            67,755
    7,962   AnnTaylor Stores Corp. (b)                100,003
    9,492   Barnes & Noble, Inc.                      165,920
    7,465   CarMax, Inc. (b)                          154,003
   10,306   Chico's FAS, Inc. (b)                     131,608
    7,949   Collective Brands, Inc. (b)               156,436
    7,278   Dick's Sporting Goods, Inc. (b)           162,809
    4,279   Guess?, Inc.                              169,919
    4,046   J. Crew Group, Inc. (b)                   158,644
    6,782   PetSmart, Inc.                            174,636
   10,215   Rent-A-Center, Inc. (b)                   204,300
    5,173   Urban Outfitters, Inc. (b)                163,312
    6,969   Williams-Sonoma, Inc.                     132,272
                                               --------------
                                                    2,299,227
                                               --------------

            TEXTILES, APPAREL & LUXURY GOODS
               -- 2.1%
    4,315   Fossil, Inc. (b)                          140,885
    7,507   Hanesbrands, Inc. (b)                     172,436
    2,670   Phillips-Van Heusen Corp.                 104,904
    6,057   Timberland (The) Co., Class A (b)         104,180
    1,327   Under Armour, Inc., Class A (b)            33,706
    2,574   Warnaco Group (The), Inc. (b)              99,665
                                               --------------
                                                      655,776
                                               --------------

            THRIFTS & MORTGAGE FINANCE --
                0.7%
    5,825   Astoria Financial Corp.                    76,890
    2,602   First Niagara Financial Group, Inc.        35,725
    4,990   New York Community Bancorp, Inc.           75,000
    3,015   NewAlliance Bancshares, Inc.               35,095
                                               --------------
                                                      222,710
                                               --------------

            TOBACCO -- 0.6%
    3,969   Universal Corp.                           180,153
                                               --------------

            TRADING COMPANIES & DISTRIBUTORS
               -- 0.7%
    6,296   GATX Corp.                                165,081
      770   MSC Industrial Direct Co., Inc.,
               Class A                                 33,256
    3,691   United Rentals, Inc. (b)                   29,565
                                               --------------
                                                      227,902
                                               --------------

            WATER UTILITIES -- 0.1%
    2,068   Aqua America, Inc.                         34,308
                                               --------------

            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.4%
    4,269   Telephone and Data Systems, Inc.          134,687
                                               --------------


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            TOTAL COMMON STOCKS -- 100.0%
            (Cost $30,573,498)                 $   31,254,058

            MONEY MARKET FUND -- 0.1%
   29,270   Morgan Stanley Institutional Treasury
               Money Market Fund - 0.01% (c)
            (Cost $29,270)                             29,270
                                               --------------

            TOTAL INVESTMENTS -- 100.1%
            (Cost $30,602,768) (d)                 31,283,328
            NET OTHER ASSETS AND
               LIABILITIES -- (0.1)%                  (28,014)
                                               --------------
            NET ASSETS -- 100.0%               $   31,255,314
                                               ==============



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at January 31, 2010.
(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,504,924 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $824,364.


________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2010 is as follows (see Note 2A - Portfolio
Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1         Level 2        Level 3
----------------------------------------------------------------
Common Stocks*          $31,254,058    $      --     $      --
Money Market Fund            29,270           --            --
                      ------------------------------------------
Total Investments       $31,283,328    $      --     $      --
                      ==========================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements               Page 67

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

Portfolio of Investments (a)
January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 3.4%
    4,433   AAR Corp. (b)                      $      102,713
      537   American Science & Engineering, Inc.       41,693
    3,169   Applied Signal Technology, Inc.            56,376
    5,303   Ceradyne, Inc. (b)                        103,621
    1,093   Cubic Corp.                                42,682
    2,602   Curtiss-Wright Corp.                       79,517
    2,499   Esterline Technologies Corp. (b)           94,362
   14,554   GenCorp, Inc. (b)                          81,502
    2,788   Moog, Inc., Class A (b)                    84,142
    2,670   Orbital Sciences Corp. (b)                 42,213
      743   Stanley, Inc. (b)                          19,452
    1,594   Teledyne Technologies, Inc. (b)            59,392
    2,111   Triumph Group, Inc.                       107,513
                                               --------------
                                                      915,178
                                               --------------

            AIR FREIGHT & LOGISTICS -- 0.2%
      813   Forward Air Corp.                          19,211
    1,519   Hub Group, Inc., Class A (b)               36,623
                                               --------------
                                                       55,834
                                               --------------

            AIRLINES -- 0.5%
      864   Allegiant Travel Co. (b)                   44,237
    6,021   SkyWest, Inc.                              88,087
                                               --------------
                                                      132,324
                                               --------------

            AUTO COMPONENTS -- 0.4%
   18,096   Spartan Motors, Inc.                      108,576
                                               --------------

            AUTOMOBILES -- 0.1%
    1,670   Winnebago Industries, Inc. (b)             19,956
                                               --------------

            BEVERAGES -- 0.4%
    2,186   Boston Beer (The) Co., Inc.,
               Class A (b)                            100,228
                                               --------------

            BIOTECHNOLOGY -- 1.0%
    5,997   Emergent Biosolutions, Inc. (b)            85,877
    5,379   Martek Biosciences Corp. (b)              115,864
    2,528   Regeneron Pharmaceuticals, Inc. (b)        67,396
                                               --------------
                                                      269,137
                                               --------------

            BUILDING PRODUCTS -- 1.3%
    7,277   Apogee Enterprises, Inc.                  100,132
    1,295   Gibraltar Industries, Inc. (b)             18,052
    6,670   Griffon Corp. (b)                          78,773
    3,602   Quanex Building Products Corp.             57,920
      758   Simpson Manufacturing Co., Inc.            18,692
    2,214   Universal Forest Products, Inc.            75,143
                                               --------------
                                                      348,712
                                               --------------

            CAPITAL MARKETS -- 1.1%
      254   Greenhill & Co., Inc.                      19,761
    5,172   Investment Technology Group, Inc. (b)     106,026
    7,175   LaBranche & Co., Inc. (b)                  31,857
      403   Piper Jaffray Cos. (b)                     19,578
    1,032   Stifel Financial Corp. (b)                 53,974


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            CAPITAL MARKETS (Continued)
    5,052   SWS Group, Inc.                    $       60,624
                                               --------------
                                                      291,820
                                               --------------

            CHEMICALS -- 2.4%
    2,019   A. Schulman, Inc.                          45,468
    9,820   American Vanguard Corp.                    74,534
    1,320   Arch Chemicals, Inc.                       36,907
    1,824   Balchem Corp.                              35,367
    2,932   Calgon Carbon Corp. (b)                    39,260
    1,791   H.B. Fuller Co.                            35,856
      888   NewMarket Corp.                            80,115
      649   OM Group, Inc. (b)                         21,171
   13,638   PolyOne Corp. (b)                         101,603
    1,974   Quaker Chemical Corp.                      34,525
    1,258   Stepan Co.                                 73,568
    2,353   Zep, Inc.                                  52,048
                                               --------------
                                                      630,422
                                               --------------

            COMMERCIAL BANKS -- 5.4%
    1,392   Bank of the Ozarks, Inc.                   41,245
    3,531   Boston Private Financial Holdings, Inc.    25,317
    1,260   City Holding Co.                           39,602
    1,259   Columbia Banking System, Inc.              23,908
    4,221   Community Bank System, Inc.                88,261
    8,764   First Commonwealth Financial Corp.         51,357
    6,997   First Financial Bancorp                   114,751
    1,871   First Midwest Bancorp, Inc.                24,641
    2,970   Glacier Bancorp, Inc.                      42,590
      465   Hancock Holding Co.                        19,037
    1,951   Independent Bank Corp.                     45,458
    3,519   National Penn Bancshares, Inc.             21,114
    3,001   NBT Bancorp, Inc.                          62,601
    1,639   Old National Bancorp                       19,734
    1,433   Pinnacle Financial Partners, Inc. (b)      21,667
    2,272   PrivateBancorp, Inc.                       30,899
    1,510   Prosperity Bancshares, Inc.                60,883
    2,396   S&T Bancorp, Inc.                          41,978
    1,277   Signature Bank (b)                         44,159
    1,466   Simmons First National Corp.,
               Class A                                 39,347
   11,415   Sterling Bancorp                           85,042
    7,944   Sterling Bancshares, Inc.                  40,594
   10,378   Susquehanna Bancshares, Inc.               81,467
    1,006   Tompkins Financial Corp.                   39,435
    1,036   UMB Financial Corp.                        40,932
    1,519   Umpqua Holdings Corp.                      18,775
    3,061   United Bankshares, Inc.                    76,219
    2,237   Whitney Holding Corp.                      27,784
    7,464   Wilshire Bancorp, Inc.                     68,743
    2,647   Wintrust Financial Corp.                   91,957
                                               --------------
                                                    1,429,497
                                               --------------

            COMMERCIAL SERVICES & SUPPLIES
               -- 2.2%
    2,959   ABM Industries, Inc.                       57,464
    3,417   ATC Technology Corp. (b)                   74,730


Page 68                 See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            COMMERCIAL SERVICES & SUPPLIES
               (Continued)
    2,909   Consolidated Graphics, Inc. (b)    $       98,178
    2,794   Geo Group (The), Inc. (b)                  51,689
    2,848   Healthcare Services Group, Inc.            58,384
    5,784   Mobile Mini, Inc. (b)                      81,265
    3,200   Sykes Enterprises, Inc. (b)                76,736
      750   Tetra Tech, Inc. (b)                       16,980
    1,075   United Stationers, Inc. (b)                58,652
                                               --------------
                                                      574,078
                                               --------------

            COMMUNICATIONS EQUIPMENT --
               2.1%
    3,595   Black Box Corp.                            98,826
    3,570   Blue Coat Systems, Inc. (b)                88,000
    1,163   Comtech Telecommunications
               Corp. (b)                               41,124
    6,703   Digi International, Inc. (b)               64,349
    7,026   EMS Technologies, Inc. (b)                 90,073
    3,758   NETGEAR, Inc. (b)                          77,565
    3,918   Symmetricom, Inc. (b)                      19,982
    2,667   Tekelec (b)                                39,952
    1,923   ViaSat, Inc. (b)                           52,556
                                               --------------
                                                      572,427
                                               --------------

            COMPUTERS & PERIPHERALS -- 0.6%
    4,492   Compellent Technologies, Inc. (b)          89,301
    1,179   Stratasys, Inc. (b)                        27,117
    1,994   Synaptics, Inc. (b)                        50,468
                                               --------------
                                                      166,886
                                               --------------

            CONSTRUCTION & ENGINEERING --
               0.9%
    6,605   Comfort Systems USA, Inc.                  77,477
    2,537   Dycom Industries, Inc. (b)                 20,727
    3,787   EMCOR Group, Inc. (b)                      91,115
    1,794   Insituform Technologies, Inc.,
               Class A (b)                             36,741
                                               --------------
                                                      226,060
                                               --------------

            CONSTRUCTION MATERIALS -- 0.2%
    1,564   Eagle Materials, Inc.                      35,675
      582   Texas Industries, Inc.                     19,753
                                               --------------
                                                       55,428
                                               --------------

            CONSUMER FINANCE -- 1.8%
    2,914   Cash America International, Inc.          109,537
    5,920   EZCORP, Inc., Class A (b)                 107,507
    2,755   First Cash Financial Services, Inc. (b)    62,897
    6,448   Rewards Network, Inc.                      83,179
    2,843   World Acceptance Corp. (b)                114,829
                                               --------------
                                                      477,949
                                               --------------

            CONTAINERS & PACKAGING -- 0.3%
    1,617   Rock-Tenn Co., Class A                     69,030
                                               --------------


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            DIVERSIFIED CONSUMER SERVICES --
               1.1%
      593   American Public Education,
               Inc. (b)                        $       22,617
      812   Capella Education Co. (b)                  59,584
    1,467   Coinstar, Inc. (b)                         37,893
    3,245   Hillenbrand, Inc.                          59,546
    1,984   Pre-Paid Legal Services, Inc. (b)          79,102
    2,017   Universal Technical Institute,
               Inc. (b)                                37,052
                                               --------------
                                                      295,794
                                               --------------

            DIVERSIFIED FINANCIAL SERVICES --
               0.2%
    1,482   Financial Federal Corp.                    40,399
      454   Portfolio Recovery Associates,
               Inc. (b)                                20,694
                                               --------------
                                                       61,093
                                               --------------

            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 0.6%
    1,294   Cbeyond, Inc. (b)                          16,123
   12,775   General Communication, Inc.,
               Class A (b)                             75,756
    3,647   Iowa Telecommunications
               Services, Inc.                          59,665
                                               --------------
                                                      151,544
                                               --------------

            ELECTRIC UTILITIES -- 1.6%
    2,494   ALLETE, Inc.                               78,062
    4,898   Central Vermont Public Service Corp.       96,197
    5,024   El Paso Electric Co. (b)                   96,712
    2,903   UIL Holdings Corp.                         78,874
    2,532   Unisource Energy Corp.                     77,834
                                               --------------
                                                      427,679
                                               --------------

            ELECTRICAL EQUIPMENT -- 1.4%
    1,409   A. O. Smith Corp.                          59,995
    1,715   Acuity Brands, Inc.                        61,363
      623   AZZ, Inc.                                  18,740
    1,451   Baldor Electric Co.                        35,811
    1,358   Brady Corp., Class A                       38,377
    3,868   Encore Wire Corp.                          77,398
    1,282   II-VI, Inc. (b)                            34,281
    6,573   Vicor Corp. (b)                            56,922
                                               --------------
                                                      382,887
                                               --------------

            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 3.0%
    1,730   Anixter International, Inc. (b)            72,106
    6,637   Daktronics, Inc.                           51,835
    2,382   DTS, Inc. (b)                              67,411
    1,901   FARO Technologies, Inc. (b)                34,351
   12,104   Gerber Scientific, Inc. (b)                59,310
    1,901   Littelfuse, Inc. (b)                       57,144
    5,552   Mercury Computer Systems, Inc. (b)         66,291
      709   MTS Systems Corp.                          18,243
    4,434   Newport Corp. (b)                          37,733


                        See Notes to Financial Statements               Page 69

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS (Continued)
      737   Park Electrochemical Corp.         $       19,346
    2,860   Plexus Corp. (b)                           97,269
    4,267   RadiSys Corp. (b)                          32,045
    2,289   ScanSource, Inc. (b)                       64,687
    2,658   SYNNEX Corp. (b)                           70,357
    5,302   TTM Technologies, Inc. (b)                 54,876
                                               --------------
                                                      803,004
                                               --------------

            ENERGY EQUIPMENT & SERVICES --
               3.6%
    2,650   Bristow Group, Inc. (b)                    94,605
    1,196   CARBO Ceramics, Inc.                       78,840
    1,443   Dril-Quip, Inc. (b)                        75,743
    1,938   Gulf Island Fabrication, Inc.              33,837
      875   Hornbeck Offshore Services, Inc. (b)       18,821
   10,326   ION Geophysical Corp. (b)                  49,049
    1,392   Lufkin Industries, Inc.                    88,225
    5,740   Matrix Service Co. (b)                     57,917
    2,593   Oil States International, Inc. (b)         95,526
    1,336   SEACOR Holdings, Inc. (b)                  93,854
    4,520   Seahawk Drilling, Inc. (b)                 94,513
    7,144   Superior Well Services, Inc. (b)          113,090
    7,356   TETRA Technologies, Inc. (b)               76,944
                                               --------------
                                                      970,964
                                               --------------

            FOOD & STAPLES RETAILING -- 1.2%
    2,553   Casey's General Stores, Inc.               78,326
    2,747   Nash Finch Co.                             94,772
    7,129   Spartan Stores, Inc.                       96,527
    2,286   United Natural Foods, Inc. (b)             61,973
                                               --------------
                                                      331,598
                                               --------------

            FOOD PRODUCTS -- 1.8%
    1,199   Calavo Growers, Inc.                       20,095
    2,392   Cal-Maine Foods, Inc.                      78,099
    4,863   Darling International, Inc. (b)            37,883
    2,293   Diamond Foods, Inc.                        82,365
    1,198   Hain Celestial Group (The), Inc. (b)       19,156
    1,530   J & J Snack Foods Corp.                    63,969
    1,549   Lance, Inc.                                34,450
    1,450   Sanderson Farms, Inc.                      67,787
    2,097   TreeHouse Foods, Inc. (b)                  81,238
                                               --------------
                                                      485,042
                                               --------------

            GAS UTILITIES -- 1.2%
    2,413   Laclede Group (The), Inc.                  77,844
    1,357   Northwest Natural Gas Co.                  58,853
    2,285   Piedmont Natural Gas Co., Inc.             58,656
    1,067   South Jersey Industries, Inc.              40,898
    2,857   Southwest Gas Corp.                        79,053
                                               --------------
                                                      315,304
                                               --------------


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 4.5%
      797   Abaxis, Inc. (b)                   $       19,192
    4,574   Align Technology, Inc. (b)                 85,763
    3,169   American Medical Systems
               Holdings, Inc. (b)                      60,845
      529   Analogic Corp.                             21,160
    4,039   Cantel Medical Corp.                       77,872
    2,681   CONMED Corp. (b)                           57,668
    2,673   Cooper (The) Cos., Inc.                    94,410
   15,869   CryoLife, Inc. (b)                         99,816
    2,991   Cyberonics, Inc. (b)                       56,051
    3,179   Greatbatch, Inc. (b)                       62,467
    1,108   Haemonetics Corp. (b)                      62,724
    1,677   ICU Medical, Inc. (b)                      58,326
    1,108   Integra LifeSciences Holdings (b)          42,547
      946   Meridian Bioscience, Inc.                  18,958
    2,113   Merit Medical Systems, Inc. (b)            37,675
    1,378   Natus Medical, Inc. (b)                    18,699
    1,726   Neogen Corp. (b)                           36,678
    6,367   Osteotech, Inc. (b)                        21,520
   12,640   Symmetry Medical, Inc. (b)                112,749
   15,206   Theragenics Corp. (b)                      20,224
    1,559   West Pharmaceutical Services, Inc.         56,639
    3,050   Zoll Medical Corp. (b)                     84,912
                                               --------------
                                                    1,206,895
                                               --------------

            HEALTH CARE PROVIDERS & SERVICES
               -- 8.4%
    2,424   Air Methods Corp. (b)                      74,102
    2,062   Almost Family, Inc. (b)                    74,974
    2,098   Amedisys, Inc. (b)                        115,285
    3,779   AMERIGROUP Corp. (b)                       96,176
    3,701   AmSurg Corp. (b)                           78,128
    2,080   Bio-Reference Laboratories, Inc. (b)       78,624
    2,794   Catalyst Health Solutions, Inc. (b)       109,888
    3,850   Centene Corp. (b)                          74,113
    1,274   Chemed Corp.                               59,241
    3,038   CorVel Corp. (b)                           91,626
      573   Genoptix, Inc. (b)                         18,657
    3,018   Gentiva Health Services, Inc. (b)          77,080
    5,893   Hanger Orthopedic Group, Inc. (b)          95,820
    5,785   Healthspring, Inc. (b)                    100,601
    5,555   Healthways, Inc. (b)                       94,768
    1,255   HMS Holdings Corp. (b)                     56,588
    2,520   inVentiv Health, Inc. (b)                  38,732
    2,451   IPC The Hospitalist Co. (b)                83,309
      332   Landauer, Inc.                             19,634
    2,425   LHC Group, Inc. (b)                        74,666
    2,001   Magellan Health Services, Inc. (b)         78,999
    1,356   MEDNAX, Inc. (b)                           77,102
    4,455   Molina Healthcare, Inc. (b)                99,124
    1,621   MWI Veterinary Supply, Inc. (b)            61,177
    6,539   Odyssey HealthCare, Inc. (b)               95,993
    5,132   PharMerica Corp. (b)                       83,549
    2,708   PSS World Medical, Inc. (b)                55,568
    3,348   RehabCare Group, Inc. (b)                  97,293


Page 70                 See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            HEALTH CARE PROVIDERS & SERVICES
               (Continued)
    9,096   Res-Care, Inc. (b)                 $       81,955
                                               --------------
                                                    2,242,772
                                               --------------

            HEALTH CARE TECHNOLOGY -- 0.4%
    1,327   Computer Programs & Systems, Inc.          49,935
    1,743   Omnicell, Inc. (b)                         20,881
    1,327   Phase Forward, Inc. (b)                    19,401
      325   Quality Systems, Inc.                      16,750
                                               --------------
                                                      106,967
                                               --------------

            HOTELS, RESTAURANTS & LEISURE
               -- 5.8%
    4,331   BJ's Restaurants, Inc. (b)                 91,557
    1,518   Buffalo Wild Wings, Inc. (b)               71,058
    1,515   California Pizza Kitchen, Inc. (b)         20,907
    1,915   CEC Entertainment, Inc. (b)                63,559
    9,634   CKE Restaurants, Inc.                      80,540
    2,682   Cracker Barrel Old Country Store,
               Inc.                                    99,127
    1,678   DineEquity, Inc. (b)                       38,158
    4,902   Interval Leisure Group, Inc. (b)           62,354
    4,144   Jack in the Box, Inc. (b)                  80,849
    4,785   Landry's Restaurants, Inc. (b)             99,241
    6,358   Marcus (The) Corp.                         71,082
   10,062   Monarch Casino & Resort, Inc. (b)          71,943
   13,561   Multimedia Games, Inc. (b)                 66,856
    2,150   P.F. Chang's China Bistro, Inc. (b)        82,990
    3,489   Papa John's International, Inc. (b)        82,340
    2,445   Peet's Coffee & Tea, Inc. (b)              79,952
    2,269   Pinnacle Entertainment, Inc. (b)           18,515
    5,692   Red Robin Gourmet Burgers, Inc. (b)       104,904
   11,320   Ruby Tuesday, Inc. (b)                     78,221
    2,473   Shuffle Master, Inc. (b)                   21,985
      314   Steak n Shake (The) Co. (b)               100,869
    5,443   Texas Roadhouse, Inc. (b)                  63,302
                                               --------------
                                                    1,550,309
                                               --------------

            HOUSEHOLD DURABLES -- 1.2%
      604   Blyth, Inc.                                16,966
   10,690   La-Z-Boy, Inc. (b)                        108,504
      933   National Presto Industries, Inc.          106,847
    3,510   Universal Electronics, Inc. (b)            83,433
                                               --------------
                                                      315,750
                                               --------------

            HOUSEHOLD PRODUCTS -- 0.5%
   10,249   Central Garden & Pet Co., Class A (b)      90,089
    1,259   WD-40 Co.                                  38,739
                                               --------------
                                                      128,828
                                               --------------

            INDUSTRIAL CONGLOMERATES -- 0.2%
    1,014   Standex International Corp.                23,129
    1,288   Tredegar Corp.                             20,840
                                               --------------
                                                       43,969
                                               --------------


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            INSURANCE -- 3.1%
    3,360   American Physicians Capital, Inc.  $       93,273
    5,669   AMERISAFE, Inc. (b)                        98,074
    2,733   Delphi Financial Group, Inc., Class A      55,343
    1,240   eHealth, Inc. (b)                          22,568
    5,313   Employers Holdings, Inc.                   70,291
    1,504   Infinity Property & Casualty Corp.         59,649
    1,730   Navigators Group (The), Inc. (b)           73,819
    2,227   Presidential Life Corp.                    20,110
    1,897   ProAssurance Corp. (b)                     96,292
      765   RLI Corp.                                  39,367
    2,812   Safety Insurance Group, Inc.               98,420
    2,477   Selective Insurance Group                  38,319
    1,118   United Fire & Casualty Co.                 18,805
    1,369   Zenith National Insurance Corp.            38,195
                                               --------------
                                                      822,525
                                               --------------

            INTERNET & CATALOG RETAIL -- 0.8%
      643   Blue Nile, Inc. (b)                        33,147
    5,046   HSN, Inc. (b)                              96,581
    2,615   NutriSystem, Inc.                          53,241
    1,156   PetMed Express, Inc.                       21,305
                                               --------------
                                                      204,274
                                               --------------

            INTERNET SOFTWARE & SERVICES --
               0.4%
    2,322   comScore, Inc. (b)                         31,509
    4,834   Perficient, Inc. (b)                       46,938
    5,668   United Online, Inc.                        35,822
                                               --------------
                                                      114,269
                                               --------------

            IT SERVICES -- 2.0%
    1,668   CACI International, Inc., Class A (b)      80,014
   29,530   CIBER, Inc. (b)                            95,382
    3,202   CSG Systems International, Inc. (b)        62,151
    4,053   CyberSource Corp. (b)                      73,278
    2,353   Integral Systems, Inc. (b)                 17,459
    1,223   MAXIMUS, Inc.                              58,533
    8,172   StarTek, Inc. (b)                          60,473
    4,069   TeleTech Holdings, Inc. (b)                77,474
      640   Wright Express Corp. (b)                   18,790
                                               --------------
                                                      543,554
                                               --------------

            LEISURE EQUIPMENT & PRODUCTS --
               1.0%
    6,673   Arctic Cat, Inc. (b)                       55,920
    8,107   Callaway Golf Co.                          60,478
    1,401   Polaris Industries, Inc.                   61,938
    2,763   RC2 Corp. (b)                              39,704
    4,201   Sturm, Ruger & Co., Inc.                   43,775
                                               --------------
                                                      261,815
                                               --------------

            LIFE SCIENCES TOOLS & SERVICES --
               1.1%
   14,606   Cambrex Corp. (b)                          78,581
      552   Dionex Corp. (b)                           38,557
    4,451   Kendle International, Inc. (b)             90,088


                        See Notes to Financial Statements               Page 71

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            LIFE SCIENCES TOOLS & SERVICES
               (Continued)
    4,335   PAREXEL International Corp. (b)    $       83,839
                                               --------------
                                                      291,065
                                               --------------

            MACHINERY -- 2.7%
    1,100   Actuant Corp., Class A                     18,447
    3,025   Astec Industries, Inc. (b)                 75,292
      512   Badger Meter, Inc.                         19,349
    2,411   Barnes Group, Inc.                         38,672
    3,267   Briggs & Stratton Corp.                    54,004
    1,256   CLARCOR, Inc.                              40,669
    1,137   ESCO Technologies, Inc.                    37,169
    2,394   Gardner Denver, Inc.                       95,401
    2,396   John Bean Technologies Corp.               39,510
    1,709   Kaydon Corp.                               55,867
      511   Lindsay Corp.                              20,563
    2,461   Mueller Industries, Inc.                   60,516
    3,465   Robbins & Myers, Inc.                      76,992
      975   Toro (The) Co.                             37,976
    1,318   Watts Water Technologies, Inc.,
               Class A                                 38,130
                                               --------------
                                                      708,557
                                               --------------

            MEDIA -- 0.4%
    4,350   Arbitron, Inc.                            110,098
                                               --------------

            METALS & MINING -- 0.4%
    2,151   AMCOL International Corp.                  54,055
    1,099   Brush Engineered Materials, Inc. (b)       19,749
      810   RTI International Metals, Inc. (b)         20,047
                                               --------------
                                                       93,851
                                               --------------

            MULTILINE RETAIL -- 1.0%
    9,988   Fred's, Inc., Class A                     100,180
   39,488   Tuesday Morning Corp. (b)                 172,562
                                               --------------
                                                      272,742
                                               --------------

            MULTI-UTILITIES -- 0.6%
    4,719   Avista Corp.                               96,173
    1,917   CH Energy Group, Inc.                      75,818
                                               --------------
                                                      171,991
                                               --------------

            OIL, GAS & CONSUMABLE FUELS --
               1.6%
    2,385   Holly Corp.                                62,248
    3,828   Penn Virginia Corp.                        92,906
    5,595   Petroleum Development Corp. (b)           117,271
    1,190   St. Mary Land & Exploration Co.            38,128
    3,387   Stone Energy Corp. (b)                     53,989
    2,282   World Fuel Services Corp.                  54,836
                                               --------------
                                                      419,378
                                               --------------

            PAPER & FOREST PRODUCTS -- 1.2%
    8,351   Buckeye Technologies, Inc. (b)             95,535
    1,853   Clearwater Paper Corp. (b)                 90,667


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            PAPER & FOREST PRODUCTS
               (Continued)
    1,448   Schweitzer-Mauduit International,
               Inc.                            $      108,948
    3,513   Wausau Paper Corp.                         30,985
                                               --------------
                                                      326,135
                                               --------------

            PERSONAL PRODUCTS -- 0.2%
      655   Chattem, Inc. (b)                          61,216
                                               --------------

            PHARMACEUTICALS -- 0.9%
    3,765   Par Pharmaceutical Cos., Inc. (b)          99,095
    4,011   Salix Pharmaceuticals Ltd. (b)            117,362
    2,429   ViroPharma, Inc. (b)                       23,998
                                               --------------
                                                      240,455
                                               --------------

            PROFESSIONAL SERVICES -- 1.1%
    1,728   Administaff, Inc.                          39,468
    1,573   CDI Corp.                                  20,276
    1,957   Heidrick & Struggles International, Inc.   49,766
   11,399   On Assignment, Inc. (b)                    79,565
    4,356   School Specialty, Inc. (b)                 96,224
    2,038   Volt Information Sciences, Inc. (b)        18,933
                                               --------------
                                                      304,232
                                               --------------

            REAL ESTATE INVESTMENT TRUSTS --
               3.2%
    5,165   BioMed Realty Trust, Inc.                  75,254
    8,989   Cedar Shopping Centers, Inc.               62,743
    1,737   Colonial Properties Trust                  19,124
    4,811   DiamondRock Hospitality Co. (b)            39,162
    1,155   Entertainment Properties Trust             40,321
    3,528   Extra Space Storage, Inc.                  40,043
    1,395   Franklin Street Properties Corp.           17,521
      949   Healthcare Realty Trust, Inc.              19,901
      854   Home Properties, Inc.                      37,858
      664   Kilroy Realty Corp.                        19,183
   10,013   Kite Realty Group Trust                    37,949
    2,879   LaSalle Hotel Properties                   58,012
    1,523   LTC Properties, Inc.                       38,654
    8,150   Medical Properties Trust, Inc.             81,581
      844   Mid-America Apartment
               Communities, Inc.                       39,600
    2,881   National Retail Properties, Inc.           58,196
      979   Parkway Properties, Inc.                   20,393
    2,408   Pennsylvania Real Estate Investment
               Trust                                   21,576
      407   PS Business Parks, Inc.                    19,487
    1,141   Sovran Self Storage, Inc.                  38,680
      523   Tanger Factory Outlet Centers, Inc.        20,031
    2,669   Urstadt Biddle Properties, Inc.,
               Class A                                 40,008
                                               --------------
                                                      845,277
                                               --------------

            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 0.3%
    3,708   Forestar Group, Inc. (b)                   68,858
                                               --------------


Page 72                 See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            ROAD & RAIL -- 0.5%
    2,669   Heartland Express, Inc.            $       37,072
    2,113   Knight Transportation, Inc.                38,245
    1,991   Old Dominion Freight Line, Inc. (b)        54,753
                                               --------------
                                                      130,070
                                               --------------

            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 1.8%
    1,351   Advanced Energy Industries, Inc. (b)       17,725
    4,750   Brooks Automation, Inc. (b)                39,615
      618   Cabot Microelectronics Corp. (b)           21,723
    1,930   Cypress Semiconductor Corp. (b)            19,396
    2,989   Diodes, Inc. (b)                           49,857
      872   FEI Co. (b)                                18,138
      500   Hittite Microwave Corp. (b)                18,590
    4,875   Kopin Corp. (b)                            20,036
    3,780   Kulicke & Soffa Industries, Inc. (b)       17,426
    4,970   Micrel, Inc.                               37,126
    1,148   Microsemi Corp. (b)                        17,151
    3,534   Pericom Semiconductor Corp. (b)            31,099
    4,308   Skyworks Solutions, Inc. (b)               54,669
    3,396   TriQuint Semiconductor, Inc. (b)           20,376
      568   Varian Semiconductor Equipment
               Associates, Inc. (b)                    16,659
    2,467   Veeco Instruments, Inc. (b)                78,500
                                               --------------
                                                      478,086
                                               --------------

            SOFTWARE -- 3.3%
    2,587   Blackbaud, Inc.                            57,690
    3,440   CommVault Systems, Inc. (b)                72,894
      953   Concur Technologies, Inc. (b)              37,786
    3,756   Ebix, Inc. (b)                             54,387
   10,696   Epicor Software Corp. (b)                  82,038
    4,369   EPIQ Systems, Inc. (b)                     52,209
    4,000   JDA Software Group, Inc. (b)              104,840
    1,696   Manhattan Associates, Inc. (b)             35,565
    5,567   NetScout Systems, Inc. (b)                 78,161
    2,093   Progress Software Corp. (b)                58,876
    5,878   Radiant Systems, Inc. (b)                  67,891
    6,890   Sonic Solutions, Inc. (b)                  58,978
    2,599   Taleo Corp., Class A (b)                   52,786
    4,094   Tyler Technologies, Inc. (b)               76,681
                                               --------------
                                                      890,782
                                               --------------

            SPECIALTY RETAIL -- 7.0%
    5,930   Big 5 Sporting Goods Corp.                 86,637
    7,144   Cabela's, Inc. (b)                        115,161
    4,063   Cato (The) Corp., Class A                  83,088
    3,086   Children's Place Retail Stores
               (The), Inc. (b)                         98,135
    4,410   Dress Barn (The), Inc. (b)                103,812
    1,624   Finish Line (The), Inc., Class A           18,010
    3,710   Genesco, Inc. (b)                          87,482
    1,437   Group 1 Automotive, Inc. (b)               41,673
      937   Gymboree (The) Corp. (b)                   36,552
    3,706   Hibbett Sports, Inc. (b)                   78,641


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            SPECIALTY RETAIL (Continued)
   16,019   Hot Topic, Inc. (b)                $       92,109
    2,811   Jo-Ann Stores, Inc. (b)                    98,441
    1,449   Jos. A. Bank Clothiers, Inc. (b)           60,728
   12,394   Lithia Motors, Inc., Class A (b)           96,673
    3,801   Lumber Liquidators Holdings, Inc. (b)      90,008
    4,838   Men's Wearhouse (The), Inc.                97,486
    2,411   Midas, Inc. (b)                            19,891
    1,828   Monro Muffler Brake, Inc.                  62,554
    6,423   OfficeMax, Inc. (b)                        83,306
    9,634   Pep Boys-Manny, Moe & Jack (The)           80,444
    3,922   Sonic Automotive, Inc., Class A (b)        37,455
    8,243   Stage Stores, Inc.                        106,500
    5,734   Stein Mart, Inc. (b)                       45,299
    1,924   Tractor Supply Co. (b)                     97,104
    4,806   Zumiez, Inc. (b)                           61,180
                                               --------------
                                                    1,878,369
                                               --------------

            TEXTILES, APPAREL & LUXURY GOODS
               -- 2.6%
    1,552   Carter's, Inc. (b)                         40,135
   10,631   CROCS, Inc. (b)                            78,138
      801   Deckers Outdoor Corp. (b)                  78,634
    6,104   Maidenform Brands, Inc. (b)                91,255
    4,926   Oxford Industries, Inc.                    87,880
    1,353   Perry Ellis International, Inc. (b)        21,688
   10,087   Quiksilver, Inc. (b)                       20,376
    3,464   Skechers U.S.A., Inc., Class A (b)         97,200
    2,118   UniFirst Corp.                            106,408
    2,434   Volcom, Inc. (b)                           38,384
    1,497   Wolverine World Wide, Inc.                 39,596
                                               --------------
                                                      699,694
                                               --------------

            THRIFTS & MORTGAGE FINANCE --
               0.5%
    8,833   Bank Mutual Corp.                          59,004
    2,056   Brookline Bancorp, Inc.                    20,581
    1,739   Dime Community Bancshares, Inc.            21,024
    3,234   TrustCo Bank Corp. NY                      19,404
                                               --------------
                                                      120,013
                                               --------------

            TOBACCO -- 0.4%
   20,877   Alliance One International, Inc. (b)      106,264
                                               --------------

            TRADING COMPANIES & DISTRIBUTORS
               -- 0.4%
    1,846   Applied Industrial Technologies, Inc.      40,243
    1,765   Kaman Corp.                                43,931
      416   Watsco, Inc.                               19,951
                                               --------------
                                                      104,125
                                               --------------

            WATER UTILITIES -- 0.1%
    1,151   American States Water Co.                  38,236
                                               --------------

            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.4%
    9,253   USA Mobility, Inc.                         96,139
                                               --------------


                    See Notes to Financial Statements                   Page 73

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            TOTAL COMMON STOCKS -- 100.0%
            (Cost $26,014,748)                 $   26,666,011

            MONEY MARKET FUND -- 0.0%
    6,725   Morgan Stanley Institutional Treasury
               Money Market Fund - 0.01% (c)
            (Cost $6,725)                               6,725
                                               --------------

            TOTAL INVESTMENTS -- 100.0%
            (Cost $26,021,473) (d)                 26,672,736
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                     (3,751)
                                               --------------
            NET ASSETS -- 100.0%               $   26,668,985
                                               ==============



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at January 31, 2010.
(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,483,937 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $832,674.


________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2010 is as follows (see Note 2A - Portfolio
Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1          Level 2        Level 3
----------------------------------------------------------------
Common Stocks*          $26,666,011    $      --     $      --
Money Market Fund             6,725           --            --
                      ------------------------------------------
Total Investments       $26,672,736    $      --     $      --
                      ==========================================

* See Portfolio of Investments for industry breakout.


Page 74                 See Notes to Financial Statements

FIRST TRUST LARGE CAP VALUE OPPORTUNITIES ALPHADEX(R) FUND

Portfolio of Investments (a)
January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS -- 99.9%
            AEROSPACE & DEFENSE -- 2.6%
    3,382   General Dynamics Corp.             $      226,087
    3,395   L-3 Communications Holdings, Inc.         282,939
    1,530   Lockheed Martin Corp.                     114,015
    5,730   Raytheon Co.                              300,424
                                               --------------
                                                      923,465
                                               --------------

            AIR FREIGHT & LOGISTICS -- 0.5%
      982   C.H. Robinson Worldwide, Inc.              55,611
    1,660   Expeditors International of
               Washington, Inc.                        56,606
      691   FedEx Corp.                                54,140
                                               --------------
                                                      166,357
                                               --------------

            AIRLINES -- 0.2%
    5,043   Southwest Airlines Co.                     57,137
                                               --------------

            BEVERAGES -- 1.1%
    2,151   Brown-Forman Corp., Class B               110,389
    6,536   Molson Coors Brewing Co., Class B         274,512
                                               --------------
                                                      384,901
                                               --------------

            BIOTECHNOLOGY -- 1.5%
    4,075   Amgen, Inc. (b)                           238,306
    2,839   Cephalon, Inc. (b)                        181,242
    2,351   Genzyme Corp. (b)                         127,565
                                               --------------
                                                      547,113
                                               --------------

            CAPITAL MARKETS -- 0.9%
      547   Franklin Resources, Inc.                   54,169
      681   Goldman Sachs Group (The), Inc.           101,278
    1,947   Morgan Stanley                             52,141
    1,099   Northern Trust Corp.                       55,522
    1,323   State Street Corp.                         56,730
                                               --------------
                                                      319,840
                                               --------------

            CHEMICALS -- 0.9%
      711   Air Products and Chemicals, Inc.           54,008
    3,720   Airgas, Inc.                              157,207
    1,914   Eastman Chemical Co.                      108,198
                                               --------------
                                                      319,413
                                               --------------
            COMMERCIAL BANKS -- 1.4%
    4,544   BB&T Corp.                                126,641
    1,949   Comerica, Inc.                             67,260
    1,724   M&T Bank Corp.                            127,145
    1,092   PNC Financial Services Group, Inc.         60,530
    4,270   Wells Fargo & Co.                         121,396
                                               --------------
                                                      502,972
                                               --------------

            COMMERCIAL SERVICES & SUPPLIES
               -- 2.1%
    8,849   Cintas Corp.                              222,198
    5,064   Iron Mountain, Inc. (b)                   115,763
    2,532   Pitney Bowes, Inc.                         52,969


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMERCIAL SERVICES & SUPPLIES
               (Continued)
    6,255   Republic Services, Inc.            $      167,572
    5,239   Waste Management, Inc.                    167,910
                                               --------------
                                                      726,412
                                               --------------

            COMMUNICATIONS EQUIPMENT --
               0.4%
   20,293   Tellabs, Inc. (b)                         130,484
                                               --------------

            COMPUTERS & PERIPHERALS -- 0.8%
    4,013   Dell, Inc. (b)                             51,768
    8,873   Lexmark International, Inc.,
               Class A (b)                            228,834
                                               --------------
                                                      280,602
                                               --------------

            CONSTRUCTION & ENGINEERING --
               1.8%
    5,119   Fluor Corp.                               232,095
    7,848   Jacobs Engineering Group, Inc. (b)        296,576
    5,531   Quanta Services, Inc. (b)                 100,775
                                               --------------
                                                      629,446
                                               --------------

            CONSUMER FINANCE -- 0.9%
    1,503   Capital One Financial Corp.                55,401
   20,068   Discover Financial Services               274,530
                                               --------------
                                                      329,931
                                               --------------

            CONTAINERS & PACKAGING -- 2.2%
    3,426   Ball Corp.                                174,007
    5,974   Bemis Co., Inc.                           167,630
    9,549   Pactiv Corp. (b)                          215,330
   10,545   Sealed Air Corp.                          209,213
                                               --------------
                                                      766,180
                                               --------------

            DISTRIBUTORS -- 0.5%
    4,666   Genuine Parts Co.                         175,815
                                               --------------

            DIVERSIFIED FINANCIAL SERVICES --
               1.3%
    7,654   Bank of America Corp.                     116,188
    2,765   JPMorgan Chase & Co.                      107,669
    2,150   Moody's Corp.                              59,318
    8,936   NASDAQ OMX Group (The), Inc. (b)          160,759
                                               --------------
                                                      443,934
                                               --------------

            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 2.1%
   10,531   AT&T, Inc.                                267,066
    6,367   CenturyTel, Inc.                          216,542
    7,380   Frontier Communications Corp.              56,162
   13,690   Qwest Communications
               International, Inc.                     57,635
    5,346   Verizon Communications, Inc.              157,279
                                               --------------
                                                      754,684
                                               --------------


                        See Notes to Financial Statements               Page 75

FIRST TRUST LARGE CAP VALUE OPPORTUNITIES ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            ELECTRIC UTILITIES -- 9.3%
   12,573   Allegheny Energy, Inc.             $      263,404
    8,485   American Electric Power Co., Inc.         294,005
   13,394   Duke Energy Corp.                         221,403
    8,487   Edison International                      282,787
    2,817   Entergy Corp.                             214,965
    4,717   Exelon Corp.                              215,189
    6,356   FirstEnergy Corp.                         277,249
    4,364   FPL Group, Inc.                           212,789
    8,938   Northeast Utilities                       226,310
   17,518   Pepco Holdings, Inc.                      287,646
    6,302   Pinnacle West Capital Corp.               225,738
    3,567   PPL Corp.                                 105,191
    7,198   Progress Energy, Inc.                     280,506
    5,315   Southern Co.                              170,080
                                               --------------
                                                    3,277,262
                                               --------------

            ELECTRICAL EQUIPMENT -- 0.6%
    2,707   Emerson Electric Co.                      112,449
    2,201   Roper Industries, Inc.                    110,226
                                               --------------
                                                      222,675
                                               --------------

            ENERGY EQUIPMENT & SERVICES --
               1.6%
    9,521   BJ Services Co.                           196,799
    5,267   Nabors Industries Ltd. (b)                117,454
    8,485   Smith International, Inc.                 257,265
                                               --------------
                                                      571,518
                                               --------------

            FOOD & STAPLES RETAILING -- 3.0%
    1,948   Costco Wholesale Corp.                    111,874
    9,164   CVS Caremark Corp.                        296,639
    2,808   Kroger (The) Co.                           60,175
   13,865   Safeway, Inc.                             311,269
    4,126   Sysco Corp.                               115,487
    3,315   Wal-Mart Stores, Inc.                     177,120
                                               --------------
                                                    1,072,564
                                               --------------

            FOOD PRODUCTS -- 4.2%
    7,363   Archer-Daniels-Midland Co.                220,669
    3,411   Campbell Soup Co.                         112,938
    9,819   Dean Foods Co. (b)                        173,109
    1,348   H. J. Heinz Co.                            58,813
    1,610   Hershey (The) Co.                          58,652
    5,995   Hormel Foods Corp.                        232,007
    2,869   J. M. Smucker (The) Co.                   172,341
    1,084   Kellogg Co.                                58,991
    6,517   Kraft Foods, Inc., Class A                180,260
    3,191   McCormick & Co., Inc.                     115,833
    1,318   Mead Johnson Nutrition Co.                 59,613
    4,732   Sara Lee Corp.                             57,447
                                               --------------
                                                    1,500,673
                                               --------------

            GAS UTILITIES -- 1.3%
    5,476   Nicor, Inc.                               221,887


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            GAS UTILITIES (Continued)
    5,545   Questar Corp.                      $      230,007
                                               --------------
                                                      451,894
                                               --------------

            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 2.3%
    1,964   Baxter International, Inc.                113,106
    1,462   Becton, Dickinson & Co.                   110,191
    2,274   C. R. Bard, Inc.                          188,492
   11,804   CareFusion Corp. (b)                      303,953
    3,277   DENTSPLY International, Inc.              109,878
                                               --------------
                                                      825,620
                                               --------------

            HEALTH CARE PROVIDERS & SERVICES
               -- 4.7%
    7,272   Aetna, Inc.                               217,942
    2,211   AmerisourceBergen Corp.                    60,272
    5,494   Cardinal Health, Inc.                     181,687
   12,154   Coventry Health Care, Inc. (b)            278,083
    6,726   Humana, Inc. (b)                          327,018
      923   McKesson Corp.                             54,291
    2,934   Quest Diagnostics, Inc.                   163,336
   10,693   Tenet Healthcare Corp. (b)                 59,239
    5,064   WellPoint, Inc. (b)                       322,678
                                               --------------
                                                    1,664,546
                                               --------------

            HOTELS, RESTAURANTS & LEISURE --
               1.9%
    9,315   Carnival Corp.                            310,469
    6,573   Darden Restaurants, Inc.                  242,938
    1,847   McDonald's Corp.                          115,308
                                               --------------
                                                      668,715
                                               --------------

            HOUSEHOLD DURABLES -- 0.8%
    1,335   Fortune Brands, Inc.                       55,496
    2,825   Leggett & Platt, Inc.                      51,585
    2,197   Whirlpool Corp.                           165,170
                                               --------------
                                                      272,251
                                               --------------

            HOUSEHOLD PRODUCTS -- 1.0%
    1,890   Clorox (The) Co.                          111,831
    1,810   Kimberly-Clark Corp.                      107,496
    1,900   Procter & Gamble (The) Co.                116,945
                                               --------------
                                                      336,272
                                               --------------

            INDEPENDENT POWER PRODUCERS &
               ENERGY TRADERS -- 0.5%
   13,308   AES (The) Corp. (b)                       168,080
                                               --------------

            INDUSTRIAL CONGLOMERATES -- 0.7%
   15,237   General Electric Co.                      245,011
                                               --------------

            INSURANCE -- 6.2%
    3,007   Aon Corp.                                 116,972
   10,014   Assurant, Inc.                            314,740
    6,003   Chubb (The) Corp.                         300,150


Page 76                 See Notes to Financial Statements

FIRST TRUST LARGE CAP VALUE OPPORTUNITIES ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            INSURANCE (Continued)
    6,750   Cincinnati Financial Corp.         $      178,133
    5,079   Genworth Financial, Inc., Class A (b)      70,293
    2,316   Lincoln National Corp.                     56,927
    2,611   Marsh & McLennan Cos., Inc.                56,293
    1,630   MetLife, Inc.                              57,572
    4,795   Principal Financial Group, Inc.           110,525
    6,407   Progressive (The) Corp. (b)               106,228
    6,717   Torchmark Corp.                           301,593
    5,921   Travelers (The) Cos., Inc.                300,017
   11,810   Unum Group                                231,122
                                               --------------
                                                    2,200,565
                                               --------------

            INTERNET SOFTWARE & SERVICES --
               0.1%
    3,311   Monster Worldwide, Inc. (b)                51,618
                                               --------------

            IT SERVICES -- 3.1%
    5,131   Computer Sciences Corp. (b)               263,220
   12,593   Fidelity National Information
               Services, Inc.                         296,691
    1,189   Fiserv, Inc. (b)                           53,553
   15,586   SAIC, Inc. (b)                            285,692
   13,349   Total System Services, Inc.               191,024
                                               --------------
                                                    1,090,180
                                               --------------

            LEISURE EQUIPMENT & PRODUCTS --
               0.3%
    5,769   Mattel, Inc.                              113,765
                                               --------------

            LIFE SCIENCES TOOLS & SERVICES --
               0.9%
    5,598   PerkinElmer, Inc.                         112,744
    4,834   Thermo Fisher Scientific, Inc. (b)        223,089
                                               --------------
                                                      335,833
                                               --------------

            MACHINERY -- 1.6%
    4,257   Dover Corp.                               182,540
    1,813   Eaton Corp.                               111,028
    2,140   Parker Hannifin Corp.                     119,648
    4,191   Snap-on, Inc.                             171,328
                                               --------------
                                                      584,544
                                               --------------

            MEDIA -- 1.8%
   17,509   Comcast Corp., Class A                    277,168
   15,619   Interpublic Group of Cos. (The),
               Inc. (b)                               100,899
    5,493   Walt Disney (The) Co.                     162,318
      262   Washington Post (The) Co., Class B        113,870
                                               --------------
                                                      654,255
                                               --------------

            METALS & MINING -- 0.2%
    4,604   Titanium Metals Corp. (b)                  53,545
                                               --------------

            MULTILINE RETAIL -- 3.1%
    7,956   Big Lots, Inc. (b)                        226,030
    8,284   Family Dollar Stores, Inc.                255,810


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            MULTILINE RETAIL (Continued)
    8,664   J. C. Penney Co., Inc.             $      215,127
    2,122   Sears Holdings Corp. (b)                  197,940
    3,661   Target Corp.                              187,700
                                               --------------
                                                    1,082,607
                                               --------------

            MULTI-UTILITIES -- 9.1%
   10,562   Ameren Corp.                              269,859
   12,206   CenterPoint Energy, Inc.                  170,274
    5,075   Consolidated Edison, Inc.                 221,981
    4,550   Dominion Resources, Inc.                  170,443
    6,773   DTE Energy Co.                            284,737
    1,373   Integrys Energy Group, Inc.                57,460
   19,194   NiSource, Inc.                            273,515
    6,612   PG&E Corp.                                279,291
    6,934   Public Service Enterprise Group, Inc.     212,111
    7,835   SCANA Corp.                               279,004
    5,274   Sempra Energy                             267,656
   14,213   TECO Energy, Inc.                         221,296
    4,627   Wisconsin Energy Corp.                    226,445
   13,912   Xcel Energy, Inc.                         289,091
                                               --------------
                                                    3,223,163
                                               --------------

            OFFICE ELECTRONICS -- 0.7%
   27,249   Xerox Corp.                               237,611
                                               --------------

            OIL, GAS & CONSUMABLE FUELS --
               5.7%
    3,835   Chevron Corp.                             276,580
    2,597   Exxon Mobil Corp.                         167,325
    2,927   Hess Corp.                                169,151
    9,455   Marathon Oil Corp.                        281,853
    5,446   Murphy Oil Corp.                          278,182
    8,636   Spectra Energy Corp.                      183,515
    6,786   Sunoco, Inc.                              170,261
   21,786   Tesoro Corp.                              272,325
   10,937   Williams (The) Cos., Inc.                 227,927
                                               --------------
                                                    2,027,119
                                               --------------

            PHARMACEUTICALS -- 3.3%
    3,280   Abbott Laboratories                       173,643
    7,014   Bristol-Myers Squibb Co.                  170,861
    7,179   Forest Laboratories, Inc. (b)             212,786
    2,750   Johnson & Johnson                         172,865
    6,309   Merck & Co., Inc.                         240,878
    9,737   Pfizer, Inc.                              181,692
                                               --------------
                                                    1,152,725
                                               --------------

            PROFESSIONAL SERVICES -- 0.5%
    5,734   Equifax, Inc.                             183,488
                                               --------------

            REAL ESTATE INVESTMENT TRUSTS --
               0.2%
      707   Public Storage                             55,980
                                               --------------

            ROAD & RAIL -- 1.9%
    3,652   CSX Corp.                                 156,525
    3,380   Norfolk Southern Corp.                    159,063


                        See Notes to Financial Statements               Page 77

FIRST TRUST LARGE CAP VALUE OPPORTUNITIES ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            ROAD & RAIL (Continued)
    5,600   Ryder System, Inc.                 $      203,840
    2,773   Union Pacific Corp.                       167,766
                                               --------------
                                                      687,194
                                               --------------

            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 0.4%
    2,825   Intel Corp.                                54,805
    4,231   MEMC Electronic Materials, Inc. (b)        53,226
    2,211   Texas Instruments, Inc.                    49,747
                                               --------------
                                                      157,778
                                               --------------

            SOFTWARE -- 1.2%
    5,131   CA, Inc.                                  113,087
   40,830   Compuware Corp. (b)                       309,900
                                               --------------
                                                      422,987
                                               --------------

            SPECIALTY RETAIL -- 3.9%
   12,038   AutoNation, Inc. (b)                      216,684
   13,454   GameStop Corp., Class A (b)               265,986
   11,004   Gap (The), Inc.                           209,956
    3,983   Home Depot (The), Inc.                    111,564
    9,856   Lowe's Cos., Inc.                         213,382
   11,822   RadioShack Corp.                          230,766
    1,869   Sherwin-Williams (The) Co.                118,401
                                               --------------
                                                    1,366,739
                                               --------------

            TEXTILES, APPAREL & LUXURY GOODS
               -- 0.6%
      872   NIKE, Inc., Class B                        55,590
    2,419   VF Corp.                                  174,241
                                               --------------
                                                      229,831
                                               --------------

            THRIFTS & MORTGAGE FINANCE --
               0.2%
    3,451   People's United Financial, Inc.            55,803
                                               --------------

            TOBACCO -- 0.6%
    2,392   Philip Morris International, Inc.         108,860
    2,176   Reynolds American, Inc.                   115,763
                                               --------------
                                                      224,623
                                               --------------

            WIRELESS TELECOMMUNICATION
               SERVICES -- 1.2%
   38,689   MetroPCS Communications, Inc. (b)         217,819
   62,988   Sprint Nextel Corp. (b)                   206,601
                                               --------------
                                                      424,420
                                               --------------

            TOTAL COMMON STOCKS -- 99.9%
            (Cost $34,610,726)                     35,352,140

            MONEY MARKET FUND -- 0.1%
   25,473   Morgan Stanley Institutional Treasury
               Money Market Fund - 0.01% (c)
            (Cost $25,473)                             25,473
                                               --------------


            DESCRIPTION                                 VALUE
--------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.0%
            (Cost $34,636,199) (d)             $   35,377,613
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                     (8,823)
                                               --------------
            NET ASSETS -- 100.0%               $   35,368,790
                                               ==============



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at January 31, 2010.
(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,754,373 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,012,959.


________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2010 is as follows (see Note 2A - Portfolio
Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1         Level 2        Level 3
-----------------------------------------------------------------
Common Stocks*          $35,352,140    $      --     $      --
Money Market Fund            25,473           --            --
                       ------------------------------------------
Total Investments       $35,377,613    $      --     $      --
                       ==========================================

* See Portfolio of Investments for industry breakout.


Page 78                 See Notes to Financial Statements

FIRST TRUST LARGE CAP GROWTH OPPORTUNITIES ALPHADEX(R) FUND

Portfolio of Investments (a)
January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS -- 99.9%
            AEROSPACE & DEFENSE -- 2.9%
    1,811   Boeing (The) Co.                   $      109,747
    3,051   Goodrich Corp.                            188,888
    1,213   Honeywell International, Inc.              46,870
      888   Precision Castparts Corp.                  93,462
    1,770   Rockwell Collins, Inc.                     94,146
    2,056   United Technologies Corp.                 138,739
                                               --------------
                                                      671,852
                                               --------------

            AUTOMOBILES -- 1.9%
   24,503   Ford Motor Co. (b)                        265,613
    7,779   Harley-Davidson, Inc.                     176,894
                                               --------------
                                                      442,507
                                               --------------

            BEVERAGES -- 1.8%
    9,247   Coca-Cola Enterprises, Inc.               186,697
    5,042   Dr. Pepper Snapple Group, Inc.            139,461
    2,614   Pepsi Bottling Group (The), Inc.           97,241
                                               --------------
                                                      423,399
                                               --------------

            CAPITAL MARKETS -- 1.0%
    3,676   Ameriprise Financial, Inc.                140,570
    1,730   Federated Investors, Inc., Class B         43,907
      893   T. Rowe Price Group, Inc.                  44,311
                                               --------------
                                                      228,788
                                               --------------

            CHEMICALS -- 1.3%
    1,080   CF Industries Holdings, Inc.              100,289
    1,413   E.I. du Pont de Nemours & Co.              46,078
    2,382   International Flavors &
               Fragrances, Inc.                        94,732
      813   PPG Industries, Inc.                       47,707
                                               --------------
                                                      288,806
                                               --------------

            COMMUNICATIONS EQUIPMENT --
               1.6%
    4,123   Harris Corp.                              176,959
   23,761   JDS Uniphase Corp. (b)                    186,762
                                               --------------
                                                      363,721
                                               --------------

            COMPUTERS & PERIPHERALS -- 6.3%
    1,162   Apple, Inc. (b)                           223,243
    5,610   EMC Corp. (b)                              93,519
    3,806   Hewlett-Packard Co.                       179,148
      749   International Business Machines
               Corp.                                   91,670
    7,125   NetApp, Inc. (b)                          207,551
    2,521   QLogic Corp. (b)                           43,336
    8,452   SanDisk Corp. (b)                         214,850
    6,237   Teradata Corp. (b)                        174,449
    5,550   Western Digital Corp. (b)                 210,845
                                               --------------
                                                    1,438,611
                                               --------------


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            CONSUMER FINANCE -- 0.8%
    4,838   American Express Co.               $      182,199
                                               --------------

            DIVERSIFIED CONSUMER SERVICES -- 0.4%
    4,333   H&R Block, Inc.                            93,246
                                               --------------

            DIVERSIFIED FINANCIAL SERVICES --
               0.4%
      142   CME Group, Inc.                            40,728
      424   IntercontinentalExchange, Inc. (b)         40,484
                                               --------------
                                                       81,212
                                               --------------

            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 0.2%
    4,328   Windstream Corp.                           44,622
                                               --------------

            ELECTRICAL EQUIPMENT -- 0.4%
    2,086   Rockwell Automation, Inc.                 100,629
                                               --------------

            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 2.1%
    4,593   Agilent Technologies, Inc. (b)            128,742
    4,245   Amphenol Corp., Class A                   169,121
    2,463   Corning, Inc.                              44,531
    4,361   FLIR Systems, Inc. (b)                    128,998
                                               --------------
                                                      471,392
                                               --------------

            ENERGY EQUIPMENT & SERVICES --
               3.7%
    4,690   Cameron International Corp. (b)           176,625
      996   Diamond Offshore Drilling, Inc.            91,164
    4,236   FMC Technologies, Inc. (b)                225,228
    4,742   Halliburton Co.                           138,514
    4,446   National Oilwell Varco, Inc.              181,842
      731   Schlumberger Ltd.                          46,389
                                               --------------
                                                      859,762
                                               --------------

            FOOD & STAPLES RETAILING -- 1.7%
    3,886   Walgreen Co.                              140,090
    8,927   Whole Foods Market, Inc. (b)              242,993
                                               --------------
                                                      383,083
                                               --------------

            FOOD PRODUCTS -- 1.0%
    6,191   ConAgra Foods, Inc.                       140,783
    1,384   General Mills, Inc.                        98,693
                                               --------------
                                                      239,476
                                               --------------

            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 4.3%
    3,844   Hospira, Inc. (b)                         194,660
      808   Intuitive Surgical, Inc. (b)              265,073
    3,245   Medtronic, Inc.                           139,178
    1,946   Stryker Corp.                             101,036
    3,046   Varian Medical Systems, Inc. (b)          153,183
    2,414   Zimmer Holdings, Inc. (b)                 135,957
                                               --------------
                                                      989,087
                                               --------------


                        See Notes to Financial Statements               Page 79

FIRST TRUST LARGE CAP GROWTH OPPORTUNITIES ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            HEALTH CARE PROVIDERS & SERVICES
               -- 4.4%
    6,947   CIGNA Corp.                        $      234,600
    1,669   DaVita, Inc. (b)                           99,739
    2,268   Express Scripts, Inc. (b)                 190,195
    1,310   Laboratory Corp. of America
               Holdings (b)                            93,141
    3,834   Medco Health Solutions, Inc. (b)          235,714
    5,100   Patterson Cos., Inc. (b)                  145,656
                                               --------------
                                                      999,045
                                               --------------

            HEALTH CARE TECHNOLOGY -- 0.9%
    9,308   IMS Health, Inc.                          201,425
                                               --------------

            HOTELS, RESTAURANTS & LEISURE --
               3.3%
    1,746   Marriott International, Inc., Class A      45,798
   10,626   Starbucks Corp. (b)                       231,541
    5,360   Starwood Hotels & Resorts
               Worldwide, Inc.                        178,595
   12,148   Wyndham Worldwide Corp.                   254,986
      817   Wynn Resorts Ltd.                          50,556
                                               --------------
                                                      761,476
                                               --------------

            HOUSEHOLD DURABLES -- 0.6%
    4,045   Harman International Industries, Inc.     143,800
                                               --------------

            INDUSTRIAL CONGLOMERATES -- 0.4%
    1,186   3M Co.                                     95,461
                                               --------------

            INSURANCE -- 2.1%
    3,085   Aflac, Inc.                               149,407
    3,939   Prudential Financial, Inc.                196,911
    7,785   XL Capital Ltd., Class A                  130,554
                                               --------------
                                                      476,872
                                               --------------

            INTERNET & CATALOG RETAIL -- 2.7%
    1,822   Amazon.com, Inc. (b)                      228,497
    7,625   Expedia, Inc. (b)                         163,251
    1,121   priceline.com, Inc. (b)                   218,988
                                               --------------
                                                      610,736
                                               --------------

            INTERNET SOFTWARE & SERVICES --
               2.4%
    7,739   Akamai Technologies, Inc. (b)             191,153
    4,164   eBay, Inc. (b)                             95,855
      395   Google, Inc., Class A (b)                 209,121
    1,962   VeriSign, Inc. (b)                         44,950
                                               --------------
                                                      541,079
                                               --------------

            IT SERVICES -- 4.0%
    3,284   Affiliated Computer Services, Inc.,
               Class A (b)                            202,032
    1,111   Automatic Data Processing, Inc.            45,318
    5,409   Cognizant Technology Solutions
               Corp., Class A (b)                     236,157
      957   MasterCard, Inc., Class A                 239,154


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            IT SERVICES (Continued)
    2,241   Visa, Inc., Class A                $      183,829
                                               --------------
                                                      906,490
                                               --------------

            LEISURE EQUIPMENT & PRODUCTS --
               0.6%
    4,451   Hasbro, Inc.                              135,978
                                               --------------

            LIFE SCIENCES TOOLS & SERVICES --
                1.0%
    3,753   Life Technologies Corp. (b)               186,561
      768   Waters Corp. (b)                           43,761
                                               --------------
                                                      230,322
                                               --------------

            MACHINERY -- 4.0%
    2,504   Caterpillar, Inc.                         130,809
    2,137   Cummins, Inc.                              96,507
      633   Danaher Corp.                              45,164
    3,624   Deere & Co.                               181,019
    1,510   Flowserve Corp.                           136,157
      991   Illinois Tool Works, Inc.                  43,198
    2,708   Pall Corp.                                 93,345
    3,806   Stanley Works (The)                       195,057
                                               --------------
                                                      921,256
                                               --------------

            MEDIA -- 6.2%
   17,440   CBS Corp., Class B                        225,499
    7,347   DIRECTV, Class A (b)                      222,982
   16,501   Gannett Co., Inc.                         266,491
    2,925   McGraw-Hill (The) Cos., Inc.              103,691
   14,319   News Corp., Class A                       180,563
    2,504   Omnicom Group, Inc.                        88,391
    4,724   Scripps Networks Interactive, Class A     201,715
    4,800   Viacom, Inc., Class B (b)                 139,872
                                               --------------
                                                    1,429,204
                                               --------------

            METALS & MINING -- 2.2%
    4,591   AK Steel Holding Corp.                     93,381
    3,187   Allegheny Technologies, Inc.              130,189
    4,253   Cliffs Natural Resources, Inc.            169,907
    1,777   Freeport-McMoRan Copper &
               Gold, Inc.                             118,508
                                               --------------
                                                      511,985
                                               --------------

            MULTILINE RETAIL -- 1.4%
    1,817   Kohl's Corp. (b)                           91,522
    6,520   Nordstrom, Inc.                           225,201
                                               --------------
                                                      316,723
                                               --------------

            OIL, GAS & CONSUMABLE FUELS --
               5.7%
      461   Apache Corp.                               45,533
    4,497   Cabot Oil & Gas Corp.                     172,100
    4,920   CONSOL Energy, Inc.                       229,321
      489   EOG Resources, Inc.                        44,215
    5,833   Massey Energy Co.                         224,687
    5,420   Peabody Energy Corp.                      228,291


Page 80                 See Notes to Financial Statements

FIRST TRUST LARGE CAP GROWTH OPPORTUNITIES ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            OIL, GAS & CONSUMABLE FUELS
               (Continued)
    4,069   Pioneer Natural Resources Co.      $      178,955
      987   Southwestern Energy Co. (b)                42,323
    3,067   XTO Energy, Inc.                          136,696
                                               --------------
                                                    1,302,121
                                               --------------

            PAPER & FOREST PRODUCTS -- 2.2%
    9,150   International Paper Co.                   209,626
    8,559   MeadWestvaco Corp.                        206,015
    2,272   Weyerhaeuser Co.                           90,653
                                               --------------
                                                      506,294
                                               --------------

            PERSONAL PRODUCTS -- 1.2%
    5,067   Estee Lauder (The) Cos., Inc.,
               Class A                                266,119
                                               --------------

            PHARMACEUTICALS -- 2.2%
    2,265   Allergan, Inc.                            130,237
   13,295   Mylan, Inc. (b)                           242,368
    3,603   Watson Pharmaceuticals, Inc. (b)          138,247
                                               --------------
                                                      510,852
                                               --------------

            REAL ESTATE INVESTMENT TRUSTS --
               3.3%
    8,963   Apartment Investment &
               Management Co., Class A                137,672
    1,738   AvalonBay Communities, Inc.               133,148
    2,902   Equity Residential                         93,009
    1,260   Plum Creek Timber Co., Inc.                45,574
    2,456   Simon Property Group, Inc.                176,832
    3,262   Ventas, Inc.                              137,657
      680   Vornado Realty Trust                       43,982
                                               --------------
                                                      767,874
                                               --------------

            REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 0.8%
   14,446   CB Richard Ellis Group, Inc.,
               Class A (b)                            177,686
                                               --------------

            ROAD & RAIL -- 0.4%
      994   Burlington Northern Santa Fe Corp.         99,132
                                               --------------

            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 3.9%
   25,313   Advanced Micro Devices, Inc. (b)          188,835
    2,102   Altera Corp.                               44,815
    1,506   Analog Devices, Inc.                       40,602
    1,512   Broadcom Corp., Class A (b)                40,400
   16,308   LSI Corp. (b)                              81,377
   23,204   Micron Technology, Inc. (b)               202,339
    2,038   Novellus Systems, Inc. (b)                 42,594
    7,639   NVIDIA Corp. (b)                          117,564
   13,299   Teradyne, Inc. (b)                        124,213
                                               --------------
                                                      882,739
                                               --------------


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            SOFTWARE -- 3.3%
    1,293   Adobe Systems, Inc. (b)            $       41,764
    1,186   BMC Software, Inc. (b)                     45,827
    2,356   Citrix Systems, Inc. (b)                   97,892
    3,215   Microsoft Corp.                            90,599
    1,938   Oracle Corp.                               44,690
    7,930   Red Hat, Inc. (b)                         215,854
    3,322   Salesforce.com, Inc. (b)                  211,113
                                               --------------
                                                      747,739
                                               --------------

            SPECIALTY RETAIL -- 5.6%
    2,812   Abercrombie & Fitch Co., Class A           88,691
      301   AutoZone, Inc. (b)                         46,664
    3,694   Bed Bath & Beyond, Inc. (b)               142,958
    4,968   Best Buy Co., Inc.                        182,077
   12,736   Limited Brands, Inc.                      242,239
    1,248   O'Reilly Automotive, Inc. (b)              47,174
    2,295   Ross Stores, Inc.                         105,409
    5,803   Staples, Inc.                             136,138
    3,318   Tiffany & Co.                             134,744
    3,904   TJX (The) Cos., Inc.                      148,391
                                               --------------
                                                    1,274,485
                                               --------------

            TEXTILES, APPAREL & LUXURY GOODS
               -- 1.5%
    3,906   Coach, Inc.                               136,241
    2,421   Polo Ralph Lauren Corp.                   198,522
                                               --------------
                                                      334,763
                                               --------------

            TOBACCO -- 0.8%
    4,993   Altria Group, Inc.                         99,161
    1,222   Lorillard, Inc.                            92,505
                                               --------------
                                                      191,666
                                               --------------

            TRADING COMPANIES & DISTRIBUTORS
               -- 0.2%
      491   W.W. Grainger, Inc.                        48,747
                                               --------------

            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.8%
    4,537   American Tower Corp., Class A (b)         192,596
                                               --------------


            TOTAL COMMON STOCKS -- 99.9%
            (Cost $22,398,052)                     22,887,057

            MONEY MARKET FUND -- 0.3%
   67,902   Morgan Stanley Institutional Treasury
               Money Market Fund - 0.01% (c)
            (Cost $67,902)                             67,902
                                               --------------

            TOTAL INVESTMENTS -- 100.2%
            (Cost $22,465,954) (d)                 22,954,959
            NET OTHER ASSETS AND
               LIABILITIES -- (0.2)%                  (38,622)
                                               --------------
            NET ASSETS -- 100.0%               $   22,916,337
                                               ==============


                        See Notes to Financial Statements               Page 81

FIRST TRUST LARGE CAP GROWTH OPPORTUNITIES ALPHADEX(R) FUND

January 31, 2010 (Unaudited)



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at January 31, 2010.
(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,637,849 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,148,844.


________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2010 is as follows (see Note 2A - Portfolio
Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1         Level 2        Level 3
----------------------------------------------------------------
Common Stocks*          $22,887,057    $      --     $      --
Money Market Fund            67,902           --            --
                      ------------------------------------------
Total Investments       $22,954,959    $      --     $      --
                      ==========================================

* See Portfolio of Investments for industry breakout.


Page 82                 See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

Portfolio of Investments (a)
January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS -- 99.9%
            AEROSPACE & DEFENSE -- 2.4%
      896   AAR Corp. (b)                      $       20,760
      106   American Science & Engineering, Inc.        8,230
      639   Applied Signal Technology, Inc.            11,368
    1,070   Ceradyne, Inc. (b)                         20,908
      330   Cubic Corp.                                12,887
      516   Curtiss-Wright Corp.                       15,769
      505   Esterline Technologies Corp. (b)           19,069
      718   General Dynamics Corp.                     47,998
      721   L-3 Communications Holdings, Inc.          60,088
      325   Lockheed Martin Corp.                      24,219
      551   Moog, Inc., Class A (b)                    16,629
      530   Orbital Sciences Corp. (b)                  8,379
    1,218   Raytheon Co.                               63,860
      323   Teledyne Technologies, Inc. (b)            12,035
      427   Triumph Group, Inc.                        21,747
                                               --------------
                                                      363,946
                                               --------------

            AIR FREIGHT & LOGISTICS -- 0.2%
      208   C.H. Robinson Worldwide, Inc.              11,779
      352   Expeditors International of
               Washington, Inc.                        12,003
      146   FedEx Corp.                                11,439
                                               --------------
                                                       35,221
                                               --------------

            AIRLINES -- 0.7%
    3,584   AirTran Holdings, Inc. (b)                 17,275
      836   Alaska Air Group, Inc. (b)                 26,200
    5,307   JetBlue Airways Corp. (b)                  26,216
    1,217   SkyWest, Inc.                              17,805
    1,070   Southwest Airlines Co.                     12,123
                                               --------------
                                                       99,619
                                               --------------

            AUTO COMPONENTS -- 0.2%
    3,654   Spartan Motors, Inc.                       21,924
      472   Standard Motor Products, Inc. (b)           3,700
                                               --------------
                                                       25,624
                                               --------------

            BEVERAGES -- 0.5%
      457   Brown-Forman Corp., Class B                23,453
    1,389   Molson Coors Brewing Co., Class B          58,338
                                               --------------
                                                       81,791
                                               --------------

            BIOTECHNOLOGY -- 1.0%
      867   Amgen, Inc. (b)                            50,702
      602   Cephalon, Inc. (b)                         38,432
    1,186   Emergent Biosolutions, Inc. (b)            16,984
      498   Genzyme Corp. (b)                          27,021
    1,088   Martek Biosciences Corp. (b)               23,435
                                               --------------
                                                      156,574
                                               --------------

            BUILDING PRODUCTS -- 0.4%
    1,469   Apogee Enterprises, Inc.                   20,213
      257   Gibraltar Industries, Inc. (b)              3,582
    1,322   Griffon Corp. (b)                          15,613


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            BUILDING PRODUCTS (Continued)
      151   Simpson Manufacturing Co., Inc.    $        3,724
      439   Universal Forest Products, Inc.            14,900
                                               --------------
                                                       58,032
                                               --------------

            CAPITAL MARKETS -- 0.8%
      116   Franklin Resources, Inc.                   11,487
      145   Goldman Sachs Group (The), Inc.            21,564
       51   Greenhill & Co., Inc.                       3,968
    1,043   Investment Technology Group, Inc. (b)      21,382
    1,420   LaBranche & Co., Inc. (b)                   6,305
      414   Morgan Stanley                             11,087
      234   Northern Trust Corp.                       11,822
      393   Raymond James Financial, Inc.               9,947
      282   State Street Corp.                         12,092
    1,019   SWS Group, Inc.                            12,228
                                               --------------
                                                      121,882
                                               --------------

            CHEMICALS -- 2.0%
      401   A. Schulman, Inc.                           9,030
      152   Air Products and Chemicals, Inc.           11,546
      791   Airgas, Inc.                               33,428
    1,945   American Vanguard Corp.                    14,763
      261   Arch Chemicals, Inc.                        7,298
      945   Ashland, Inc.                              38,187
      581   Calgon Carbon Corp. (b)                     7,780
      406   Eastman Chemical Co.                       22,951
      171   Minerals Technologies, Inc.                 8,174
    2,753   Olin Corp.                                 45,424
      129   OM Group, Inc. (b)                          4,208
      391   Quaker Chemical Corp.                       6,839
    1,833   Sensient Technologies Corp.                47,566
      249   Stepan Co.                                 14,561
    1,066   Valspar (The) Corp.                        28,228
                                               --------------
                                                      299,983
                                               --------------

            COMMERCIAL BANKS -- 3.9%
    2,627   Associated Banc-Corp.                      33,415
      400   BancorpSouth, Inc.                          9,152
      965   BB&T Corp.                                 26,895
      700   Boston Private Financial Holdings, Inc.     5,019
    1,238   Cathay General Bancorp                     11,860
      249   City Holding Co.                            7,826
      249   Columbia Banking System, Inc.               4,728
      415   Comerica, Inc.                             14,322
      243   Commerce Bancshares, Inc.                   9,618
      835   Community Bank System, Inc.                17,460
      186   Cullen/Frost Bankers, Inc.                  9,546
    1,754   First BanCorp                               3,999
    1,734   First Commonwealth Financial Corp.         10,161
    1,414   First Financial Bancorp                    23,190
      741   First Midwest Bancorp, Inc.                 9,759
      465   FirstMerit Corp.                            9,528
      587   Glacier Bancorp, Inc.                       8,418
    3,363   Hanmi Financial Corp. (b)                   6,692
      168   Home Bancshares, Inc.                       4,129
      590   Independent Bank Corp.                     13,747


                        See Notes to Financial Statements               Page 83

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            COMMERCIAL BANKS (Continued)
    1,976   International Bancshares Corp.    $        41,180
      366   M&T Bank Corp.                             26,992
      698   National Penn Bancshares, Inc.              4,188
      607   NBT Bancorp, Inc.                          12,662
      325   Old National Bancorp                        3,913
      568   Pinnacle Financial Partners, Inc. (b)       8,588
      232   PNC Financial Services Group, Inc.         12,860
      451   PrivateBancorp, Inc.                        6,134
      473   S&T Bancorp, Inc.                           8,287
      444   Simmons First National Corp.,
               Class A                                 11,917
    2,260   Sterling Bancorp                           16,837
    1,573   Sterling Bancshares, Inc.                   8,038
    2,095   Susquehanna Bancshares, Inc.               16,446
    1,374   TCF Financial Corp.                        20,115
      198   Tompkins Financial Corp.                    7,762
    1,284   Trustmark Corp.                            29,275
      206   UMB Financial Corp.                         8,139
      300   Umpqua Holdings Corp.                       3,708
      619   United Bankshares, Inc.                    15,413
    1,191   United Community Banks, Inc. (b)            5,348
      662   Valley National Bancorp                     9,102
      908   Wells Fargo & Co.                          25,814
      885   Whitney Holding Corp.                      10,992
    1,507   Wilshire Bancorp, Inc.                     13,879
      523   Wintrust Financial Corp.                   18,169
                                               --------------
                                                      585,222
                                               --------------

            COMMERCIAL SERVICES & SUPPLIES
               -- 2.1%
      598   ABM Industries, Inc.                       11,613
      603   Bowne & Co., Inc.                           3,962
    1,536   Brink's (The) Co.                          35,912
    1,881   Cintas Corp.                               47,232
      157   Clean Harbors, Inc. (b)                     8,990
    1,264   Deluxe Corp.                               23,523
      738   Geo Group (The), Inc. (b)                  13,653
      585   Herman Miller, Inc.                         9,881
    1,077   Iron Mountain, Inc. (b)                    24,620
      704   Mine Safety Appliances Co.                 16,959
    1,145   Mobile Mini, Inc. (b)                      16,087
      537   Pitney Bowes, Inc.                         11,234
    1,329   Republic Services, Inc.                    35,604
      484   Rollins, Inc.                               9,525
      218   United Stationers, Inc. (b)                11,894
    1,114   Waste Management, Inc.                     35,704
                                               --------------
                                                      316,393
                                               --------------

            COMMUNICATIONS EQUIPMENT --
               0.8%
      830   ADTRAN, Inc.                               17,596
      726   Black Box Corp.                            19,958
      352   Comtech Telecommunications
               Corp. (b)                               12,447
    1,353   Digi International, Inc. (b)               12,989
    1,418   EMS Technologies, Inc. (b)                 18,179


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMUNICATIONS EQUIPMENT
               (Continued)
      807   Tekelec (b)                        $       12,089
    4,313   Tellabs, Inc. (b)                          27,732
      661   Tollgrade Communications, Inc. (b)          4,111
                                               --------------
                                                      125,101
                                               --------------

            COMPUTERS & PERIPHERALS -- 0.5%
    1,205   Adaptec, Inc. (b)                           3,663
      854   Dell, Inc. (b)                             11,017
      328   Diebold, Inc.                               8,715
    1,885   Lexmark International, Inc.,
               Class A (b)                             48,614
      841   NCR Corp. (b)                              10,067
                                               --------------
                                                       82,076
                                               --------------

            CONSTRUCTION & ENGINEERING -- 2.2%
      679   Aecom Technology Corp. (b)                 18,313
    1,309   Comfort Systems USA, Inc.                  15,355
      503   Dycom Industries, Inc. (b)                  4,109
      765   EMCOR Group, Inc. (b)                      18,406
    1,089   Fluor Corp.                                49,375
    1,111   Granite Construction, Inc.                 34,308
      354   Insituform Technologies, Inc.,
               Class A (b)                              7,250
    1,667   Jacobs Engineering Group, Inc. (b)         62,996
    2,537   KBR, Inc.                                  47,518
    1,174   Quanta Services, Inc. (b)                  21,390
    1,082   URS Corp. (b)                              48,560
                                               --------------
                                                      327,580
                                               --------------

            CONSTRUCTION MATERIALS -- 0.1%
      310   Eagle Materials, Inc.                       7,071
      104   Martin Marietta Materials, Inc.             8,235
      116   Texas Industries, Inc.                      3,937
                                               --------------
                                                       19,243
                                               --------------

            CONSUMER FINANCE -- 0.6%
      321   Capital One Financial Corp.                11,832
    4,264   Discover Financial Services                58,332
    1,276   Rewards Network, Inc.                      16,460
                                               --------------
                                                       86,624
                                               --------------

            CONTAINERS & PACKAGING -- 1.8%
    1,048   AptarGroup, Inc.                           37,183
      728   Ball Corp.                                 36,975
    1,270   Bemis Co., Inc.                            35,636
    1,625   Packaging Corp. of America                 35,815
    2,029   Pactiv Corp. (b)                           45,754
      321   Rock-Tenn Co., Class A                     13,703
    2,240   Sealed Air Corp.                           44,442
      989   Sonoco Products Co.                        27,455
                                               --------------
                                                      276,963
                                               --------------
            DISTRIBUTORS -- 0.2%
      991   Genuine Parts Co.                          37,341
                                               --------------


Page 84                 See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            DIVERSIFIED CONSUMER SERVICES -- 1.2%
      117   American Public Education,
               Inc. (b)                        $        4,462
      573   Brink's Home Security Holdings,
               Inc. (b)                                23,493
      803   Career Education Corp. (b)                 17,465
    3,500   Corinthian Colleges, Inc. (b)              49,000
      654   Hillenbrand, Inc.                          12,001
      529   Matthews International Corp.,
               Class A                                 17,907
      392   Pre-Paid Legal Services, Inc. (b)          15,629
    2,403   Regis Corp.                                38,280
                                               --------------
                                                      178,237
                                               --------------

            DIVERSIFIED FINANCIAL SERVICES --
               0.7%
    1,626   Bank of America Corp.                      24,682
      295   Financial Federal Corp.                     8,042
      587   JPMorgan Chase & Co.                       22,858
      456   Moody's Corp.                              12,581
    1,899   NASDAQ OMX Group (The), Inc. (b)           34,163
                                               --------------
                                                      102,326
                                               --------------

            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 1.2%
    2,237   AT&T, Inc.                                 56,730
    1,353   CenturyTel, Inc.                           46,015
    1,569   Frontier Communications Corp.              11,940
    2,530   General Communication, Inc.,
               Class A (b)                             15,003
    2,909   Qwest Communications
               International, Inc.                     12,247
      546   tw telecom, inc. (b)                        8,414
    1,135   Verizon Communications, Inc.               33,392
                                               --------------
                                                      183,741
                                               --------------

            ELECTRIC UTILITIES -- 7.0%
    2,673   Allegheny Energy, Inc.                     55,999
      494   ALLETE, Inc.                               15,462
    1,804   American Electric Power Co., Inc.          62,509
      989   Central Vermont Public Service Corp.       19,424
    1,368   Cleco Corp.                                35,459
    1,049   DPL, Inc.                                  28,155
    2,846   Duke Energy Corp.                          47,044
    1,804   Edison International                       60,109
    1,014   El Paso Electric Co. (b)                   19,519
      598   Entergy Corp.                              45,633
    1,002   Exelon Corp.                               45,711
    1,351   FirstEnergy Corp.                          58,931
      926   FPL Group, Inc.                            45,152
      482   Great Plains Energy, Inc.                   8,609
    1,384   Hawaiian Electric Industries, Inc.         27,376
    1,509   IDACORP, Inc.                              47,307
    1,899   Northeast Utilities                        48,083
    3,896   NV Energy, Inc.                            44,882
    3,721   Pepco Holdings, Inc.                       61,099
    1,339   Pinnacle West Capital Corp.                47,963


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            ELECTRIC UTILITIES (Continued)
    2,956   PNM Resources, Inc.                $       34,378
      757   PPL Corp.                                  22,324
    1,530   Progress Energy, Inc.                      59,624
    1,130   Southern Co.                               36,160
      574   UIL Holdings Corp.                         15,596
      503   Unisource Energy Corp.                     15,462
    2,221   Westar Energy, Inc.                        47,374
                                               --------------
                                                    1,055,344
                                               --------------

            ELECTRICAL EQUIPMENT -- 0.6%
      347   Acuity Brands, Inc.                        12,416
      412   Brady Corp., Class A                       11,643
      574   Emerson Electric Co.                       23,844
      766   Encore Wire Corp.                          15,328
      468   Roper Industries, Inc.                     23,437
                                               --------------
                                                       86,668
                                               --------------

            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 0.6%
    1,340   Daktronics, Inc.                           10,465
    2,444   Gerber Scientific, Inc. (b)                11,976
      282   MTS Systems Corp.                           7,256
      145   Park Electrochemical Corp.                  3,806
      464   ScanSource, Inc. (b)                       13,113
      525   SYNNEX Corp. (b)                           13,897
      803   Tech Data Corp. (b)                        32,722
                                               --------------
                                                       93,235
                                               --------------

            ENERGY EQUIPMENT & SERVICES --
               2.1%
    2,024   BJ Services Co.                            41,836
      535   Bristow Group, Inc. (b)                    19,099
    1,159   Matrix Service Co. (b)                     11,694
    1,119   Nabors Industries Ltd. (b)                 24,954
    2,435   Patterson-UTI Energy, Inc.                 37,402
    1,510   Pride International, Inc. (b)              44,696
      271   SEACOR Holdings, Inc. (b)                  19,038
      912   Seahawk Drilling, Inc. (b)                 19,070
    1,804   Smith International, Inc.                  54,697
    1,005   Tidewater, Inc.                            47,054
                                               --------------
                                                      319,540
                                               --------------

            FOOD & STAPLES RETAILING -- 2.6%
    1,144   BJ's Wholesale Club, Inc. (b)              38,656
      506   Casey's General Stores, Inc.               15,524
      414   Costco Wholesale Corp.                     23,776
    1,948   CVS Caremark Corp.                         63,057
      597   Kroger (The) Co.                           12,794
      556   Nash Finch Co.                             19,182
    1,873   Ruddick Corp.                              53,099
    2,947   Safeway, Inc.                              66,160
    1,440   Spartan Stores, Inc.                       19,498
      875   Sysco Corp.                                24,491
      463   United Natural Foods, Inc. (b)             12,552
      704   Wal-Mart Stores, Inc.                      37,615
                                               --------------
                                                      386,404
                                               --------------


                        See Notes to Financial Statements               Page 85

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            FOOD PRODUCTS -- 3.1%
    1,563   Archer-Daniels-Midland Co.         $       46,843
      725   Campbell Soup Co.                          24,005
      639   Corn Products International, Inc.          18,160
    2,086   Dean Foods Co. (b)                         36,776
    1,219   Flowers Foods, Inc.                        29,609
      286   H. J. Heinz Co.                            12,478
      236   Hain Celestial Group (The), Inc. (b)        3,774
      341   Hershey (The) Co.                          12,423
    1,274   Hormel Foods Corp.                         49,304
      404   J & J Snack Foods Corp.                    16,891
      610   J. M. Smucker (The) Co.                    36,643
      231   Kellogg Co.                                12,571
    1,386   Kraft Foods, Inc., Class A                 38,337
      583   Lancaster Colony Corp.                     31,803
      677   McCormick & Co., Inc.                      24,575
      282   Mead Johnson Nutrition Co.                 12,755
      807   Ralcorp Holdings, Inc. (b)                 49,873
    1,004   Sara Lee Corp.                             12,188
                                               --------------
                                                      469,008
                                               --------------

            GAS UTILITIES -- 2.5%
    1,026   AGL Resources, Inc.                        36,208
    1,640   Atmos Energy Corp.                         45,297
    1,030   Energen Corp.                              45,268
      479   Laclede Group (The), Inc.                  15,452
    1,165   Nicor, Inc.                                47,206
      274   Northwest Natural Gas Co.                  11,883
      419   ONEOK, Inc.                                17,678
      463   Piedmont Natural Gas Co., Inc.             11,885
    1,179   Questar Corp.                              48,905
      211   South Jersey Industries, Inc.               8,088
      720   Southwest Gas Corp.                        19,922
    1,546   UGI Corp.                                  37,892
    1,116   WGL Holdings, Inc.                         35,411
                                               --------------
                                                      381,095
                                               --------------

            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 2.7%
      209   Analogic Corp.                              8,360
      417   Baxter International, Inc.                 24,015
      286   Beckman Coulter, Inc.                      18,696
      311   Becton, Dickinson & Co.                    23,440
      483   C. R. Bard, Inc.                           40,036
    2,508   CareFusion Corp. (b)                       64,581
      542   CONMED Corp. (b)                           11,658
    3,206   CryoLife, Inc. (b)                         20,166
      698   DENTSPLY International, Inc.               23,404
      219   Gen-Probe, Inc. (b)                         9,402
      641   Greatbatch, Inc. (b)                       12,596
      223   Haemonetics Corp. (b)                      12,624
      339   ICU Medical, Inc. (b)                      11,790
      186   Meridian Bioscience, Inc.                   3,727
      418   Merit Medical Systems, Inc. (b)             7,453
    2,521   Osteotech, Inc. (b)                         8,521
      401   Palomar Medical Technologies,
               Inc. (b)                                 3,689


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES (Continued)
    1,338   STERIS Corp.                       $       34,895
    2,551   Symmetry Medical, Inc. (b)                 22,755
      536   Teleflex, Inc.                             30,638
      314   West Pharmaceutical Services, Inc.         11,408
                                               --------------
                                                      403,854
                                               --------------

            HEALTH CARE PROVIDERS & SERVICES
               -- 5.5%
    1,546   Aetna, Inc.                                46,334
      764   AMERIGROUP Corp. (b)                       19,444
      469   AmerisourceBergen Corp.                    12,785
      732   AmSurg Corp. (b)                           15,453
    1,168   Cardinal Health, Inc.                      38,626
      763   Centene Corp. (b)                          14,688
      258   Chemed Corp.                               11,997
    2,583   Coventry Health Care, Inc. (b)             59,099
      598   Gentiva Health Services, Inc. (b)          15,273
    1,167   Hanger Orthopedic Group, Inc. (b)          18,975
      402   Health Net, Inc. (b)                        9,753
    1,169   Healthspring, Inc. (b)                     20,329
      355   Henry Schein, Inc. (b)                     19,188
    1,429   Humana, Inc. (b)                           69,478
    2,612   Kindred Healthcare, Inc. (b)               44,169
       66   Landauer, Inc.                              3,903
    1,483   LifePoint Hospitals, Inc. (b)              44,460
      395   Magellan Health Services, Inc. (b)         15,595
      196   McKesson Corp.                             11,529
      509   MedCath Corp. (b)                           3,456
      899   Molina Healthcare, Inc. (b)                20,003
    1,547   Omnicare, Inc.                             38,675
      437   Owens & Minor, Inc.                        17,519
    1,016   PharMerica Corp. (b)                       16,540
    2,279   Psychiatric Solutions, Inc. (b)            50,252
      623   Quest Diagnostics, Inc.                    34,682
    1,836   Res-Care, Inc. (b)                         16,542
    2,273   Tenet Healthcare Corp. (b)                 12,592
    1,582   Universal Health Services, Inc.,
               Class B                                 46,131
      751   VCA Antech, Inc. (b)                       19,068
    1,077   WellPoint, Inc. (b)                        68,626
                                               --------------
                                                      835,164
                                               --------------

            HEALTH CARE TECHNOLOGY -- 0.0%
      346   Omnicell, Inc. (b)                          4,145
                                               --------------

            HOTELS, RESTAURANTS & LEISURE --
               2.3%
      647   Bob Evans Farms, Inc.                      18,058
    1,939   Brinker International, Inc.                31,644
    1,978   Carnival Corp.                             65,927
    1,908   CKE Restaurants, Inc.                      15,951
    1,395   Darden Restaurants, Inc.                   51,559
      659   International Speedway Corp.,
               Class A                                 16,943
      820   Jack in the Box, Inc. (b)                  15,998
      965   Landry's Restaurants, Inc. (b)             20,014


Page 86                 See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            HOTELS, RESTAURANTS & LEISURE
               (Continued)
    1,259   Marcus (The) Corp.                $        14,076
      392   McDonald's Corp.                           24,472
    1,991   Monarch Casino & Resort, Inc. (b)          14,236
      615   O'Charley's, Inc. (b)                       4,551
      690   Papa John's International, Inc. (b)        16,284
    1,148   Red Robin Gourmet Burgers, Inc. (b)        21,158
    2,240   Ruby Tuesday, Inc. (b)                     15,478
                                               --------------
                                                      346,349
                                               --------------

            HOUSEHOLD DURABLES -- 0.5%
      238   Blyth, Inc.                                 6,686
      284   Fortune Brands, Inc.                       11,806
      600   Leggett & Platt, Inc.                      10,956
      196   Mohawk Industries, Inc. (b)                 8,116
      467   Whirlpool Corp.                            35,109
                                               --------------
                                                       72,673
                                               --------------

            HOUSEHOLD PRODUCTS -- 0.8%
    2,069   Central Garden & Pet Co., Class A (b)      18,186
      155   Church & Dwight Co., Inc.                   9,345
      402   Clorox (The) Co.                           23,786
      304   Energizer Holdings, Inc. (b)               16,872
      386   Kimberly-Clark Corp.                       22,925
      404   Procter & Gamble (The) Co.                 24,866
      249   WD-40 Co.                                   7,662
                                               --------------
                                                      123,642
                                               --------------

            INDEPENDENT POWER PRODUCERS &
               ENERGY TRADERS -- 0.2%
    2,829   AES (The) Corp. (b)                        35,730
                                               --------------

            INDUSTRIAL CONGLOMERATES -- 0.7%
    1,092   Carlisle Cos., Inc.                        36,604
    3,237   General Electric Co.                       52,051
      402   Standex International Corp.                 9,169
      509   Tredegar Corp.                              8,236
                                               --------------
                                                      106,060
                                               --------------

            INSURANCE -- 7.5%
    1,934   American Financial Group, Inc.             47,983
      678   American Physicians Capital, Inc.          18,821
    1,145   AMERISAFE, Inc. (b)                        19,809
      638   Aon Corp.                                  24,818
      416   Arthur J. Gallagher & Co.                   9,381
    2,129   Assurant, Inc.                             66,914
    1,610   Brown & Brown, Inc.                        28,336
    1,275   Chubb (The) Corp.                          63,750
    1,433   Cincinnati Financial Corp.                 37,817
      550   Delphi Financial Group, Inc., Class A      11,138
    1,052   Employers Holdings, Inc.                   13,918
      562   Everest Re Group Ltd.                      48,186
    2,148   Fidelity National Financial, Inc.,
               Class A                                 27,709
      873   First American Corp.                       25,815
    1,079   Genworth Financial, Inc., Class A (b)      14,933
      651   Hanover Insurance Group, Inc.              27,615


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            INSURANCE (Continued)
    1,725   HCC Insurance Holdings, Inc.       $       46,748
    3,858   Horace Mann Educators Corp.                46,257
      303   Infinity Property & Casualty Corp.         12,017
      493   Lincoln National Corp.                     12,118
      556   Marsh & McLennan Cos., Inc.                11,987
    1,227   Mercury General Corp.                      46,896
      347   MetLife, Inc.                              12,256
      341   Navigators Group (The), Inc. (b)           14,550
      882   Presidential Life Corp.                     7,964
    1,018   Principal Financial Group, Inc.            23,465
      382   ProAssurance Corp. (b)                     19,390
    1,362   Progressive (The) Corp. (b)                22,582
    1,748   Protective Life Corp.                      29,454
      784   Reinsurance Group of America, Inc.         38,197
      153   RLI Corp.                                   7,873
      569   Safety Insurance Group, Inc.               19,915
      491   Selective Insurance Group                   7,596
      935   StanCorp Financial Group, Inc.             40,186
    1,428   Torchmark Corp.                            64,117
    1,259   Travelers (The) Cos., Inc.                 63,794
      221   United Fire & Casualty Co.                  3,717
      847   Unitrin, Inc.                              18,380
    2,509   Unum Group                                 49,101
    1,173   W. R. Berkley Corp.                        28,539
      272   Zenith National Insurance Corp.             7,589
                                               --------------
                                                    1,141,631
                                               --------------

            INTERNET SOFTWARE & SERVICES --
               0.3%
    1,071   Digital River, Inc. (b)                    26,914
      470   InfoSpace, Inc. (b)                         4,357
      703   Monster Worldwide, Inc. (b)                10,960
                                               --------------
                                                       42,231
                                               --------------

            IT SERVICES -- 2.7%
    2,156   Acxiom Corp. (b)                           33,159
      329   CACI International, Inc., Class A (b)      15,782
    5,964   CIBER, Inc. (b)                            19,264
    1,091   Computer Sciences Corp. (b)                55,968
      859   DST Systems, Inc. (b)                      38,938
    2,676   Fidelity National Information
               Services, Inc.                          63,047
      251   Fiserv, Inc. (b)                           11,305
      599   ManTech International Corp.,
               Class A (b)                             28,698
    3,312   SAIC, Inc. (b)                             60,709
    1,959   SRA International, Inc., Class A (b)       33,734
    2,157   StarTek, Inc. (b)                          15,962
    2,836   Total System Services, Inc.                40,583
                                               --------------
                                                      417,149
                                               --------------

            LEISURE EQUIPMENT & PRODUCTS --
               0.3%
    1,349   Arctic Cat, Inc. (b)                       11,305
    1,637   Callaway Golf Co.                          12,212
    1,225   Mattel, Inc.                               24,157
                                               --------------
                                                       47,674
                                               --------------


                      See Notes to Financial Statements                 Page 87

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            LIFE SCIENCES TOOLS & SERVICES -- 1.1%
    2,890   Cambrex Corp. (b)                  $       15,548
      882   Kendle International, Inc. (b)             17,852
      874   PAREXEL International Corp. (b)            16,903
    1,191   PerkinElmer, Inc.                          23,987
    1,234   Pharmaceutical Product
               Development, Inc.                       28,826
      135   TECHNE Corp.                                8,859
    1,027   Thermo Fisher Scientific, Inc. (b)         47,396
      182   Varian, Inc. (b)                            9,384
                                               --------------
                                                      168,755
                                               --------------

            MACHINERY -- 2.8%
      218   Actuant Corp., Class A                      3,656
    1,492   AGCO Corp. (b)                             46,118
      599   Astec Industries, Inc. (b)                 14,909
      204   Badger Meter, Inc.                          7,709
      730   Barnes Group, Inc.                         11,709
      660   Briggs & Stratton Corp.                    10,910
      248   CLARCOR, Inc.                               8,030
      906   Dover Corp.                                38,849
      386   Eaton Corp.                                23,639
      343   ESCO Technologies, Inc.                    11,213
    4,807   Federal Signal Corp.                       31,197
    1,160   Harsco Corp.                               34,522
      600   IDEX Corp.                                 16,932
      347   Kaydon Corp.                               11,343
      102   Lindsay Corp.                               4,105
      776   Lydall, Inc. (b)                            4,912
      496   Mueller Industries, Inc.                   12,197
      455   Parker Hannifin Corp.                      25,439
      289   Pentair, Inc.                               8,826
      687   Robbins & Myers, Inc.                      15,265
      892   Snap-on, Inc.                              36,465
      341   SPX Corp.                                  18,564
      535   Trinity Industries, Inc.                    8,367
      457   Wabtec Corp.                               17,517
                                               --------------
                                                      422,393
                                               --------------

            MEDIA -- 1.4%
    3,720   Comcast Corp., Class A                     58,888
    3,470   Harte-Hanks, Inc.                          36,643
    3,318   Interpublic Group of Cos. (The),
               Inc. (b)                                21,434
      971   Scholastic Corp.                           29,033
    1,168   Walt Disney (The) Co.                      34,514
       55   Washington Post (The) Co., Class B         23,904
                                               --------------
                                                      204,416
                                               --------------

            METALS & MINING -- 0.3%
      434   Brush Engineered Materials, Inc. (b)        7,799
    1,848   Commercial Metals Co.                      25,392
      977   Titanium Metals Corp. (b)                  11,362
                                               --------------
                                                       44,553
                                               --------------


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            MULTILINE RETAIL -- 2.1%
    2,213   99 Cents Only Stores (b)           $       28,858
    1,690   Big Lots, Inc. (b)                         48,013
    1,759   Family Dollar Stores, Inc.                 54,318
    2,016   Fred's, Inc., Class A                      20,220
    1,842   J. C. Penney Co., Inc.                     45,737
      452   Sears Holdings Corp. (b)                   42,163
      778   Target Corp.                               39,888
    7,974   Tuesday Morning Corp. (b)                  34,846
                                               --------------
                                                      314,043
                                               --------------

            MULTI-UTILITIES -- 5.8%
    1,236   Alliant Energy Corp.                       38,563
    2,245   Ameren Corp.                               57,360
      952   Avista Corp.                               19,402
      702   Black Hills Corp.                          18,238
    2,595   CenterPoint Energy, Inc.                   36,200
      379   CH Energy Group, Inc.                      14,989
    1,078   Consolidated Edison, Inc.                  47,152
      966   Dominion Resources, Inc.                   36,186
    1,440   DTE Energy Co.                             60,538
      290   Integrys Energy Group, Inc.                12,136
    4,079   NiSource, Inc.                             58,126
      785   NSTAR                                      26,957
    1,014   OGE Energy Corp.                           36,727
    1,405   PG&E Corp.                                 59,347
    1,472   Public Service Enterprise Group, Inc.      45,028
    1,664   SCANA Corp.                                59,255
    1,120   Sempra Energy                              56,840
    3,019   TECO Energy, Inc.                          47,006
    1,517   Vectren Corp.                              35,316
      984   Wisconsin Energy Corp.                     48,157
    2,955   Xcel Energy, Inc.                          61,405
                                               --------------
                                                      874,928
                                               --------------

            OFFICE ELECTRONICS -- 0.3%
    5,789   Xerox Corp.                                50,480
                                               --------------

            OIL, GAS & CONSUMABLE FUELS -- 4.6%
    1,300   Arch Coal, Inc.                            27,391
      816   Chevron Corp.                              58,850
      551   Exxon Mobil Corp.                          35,501
    1,555   Frontier Oil Corp.                         19,375
      622   Hess Corp.                                 35,945
      628   Holly Corp.                                16,391
    2,010   Marathon Oil Corp.                         59,918
    1,157   Murphy Oil Corp.                           59,100
    1,096   Overseas Shipholding Group, Inc.           48,893
    3,119   Patriot Coal Corp. (b)                     48,313
      757   Penn Virginia Corp.                        18,372
    1,130   Petroleum Development Corp. (b)            23,685
    2,123   Southern Union Co.                         46,791
    1,834   Spectra Energy Corp.                       38,973
    1,442   Sunoco, Inc.                               36,180
    4,629   Tesoro Corp.                               57,862
    2,324   Williams (The) Cos., Inc.                  48,432
      459   World Fuel Services Corp.                  11,030
                                               --------------
                                                      691,002
                                               --------------


Page 88                 See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            PAPER & FOREST PRODUCTS -- 0.2%
      375   Clearwater Paper Corp. (b)         $       18,349
      697   Wausau Paper Corp.                          6,147
                                               --------------
                                                       24,496
                                               --------------

            PERSONAL PRODUCTS -- 0.1%
      321   Alberto-Culver Co.                          9,113
                                               --------------

            PHARMACEUTICALS -- 1.9%
      698   Abbott Laboratories                        36,952
    1,491   Bristol-Myers Squibb Co.                   36,321
    1,823   Endo Pharmaceuticals Holdings,
               Inc. (b)                                36,661
    1,524   Forest Laboratories, Inc. (b)              45,171
      584   Johnson & Johnson                          36,710
    1,340   Merck & Co., Inc.                          51,161
    2,068   Pfizer, Inc.                               38,589
      481   ViroPharma, Inc. (b)                        4,752
                                               --------------
                                                      286,317
                                               --------------

            PROFESSIONAL SERVICES -- 0.8%
      341   Administaff, Inc.                           7,788
      312   CDI Corp.                                   4,022
    1,219   Equifax, Inc.                              39,008
    1,259   Navigant Consulting, Inc. (b)              17,072
      881   School Specialty, Inc. (b)                 19,461
      788   Towers Watson & Co., Class A               34,381
      403   Volt Information Sciences, Inc. (b)         3,744
                                               --------------
                                                      125,476
                                               --------------

            REAL ESTATE INVESTMENT TRUSTS --
               1.6%
    1,816   Cedar Shopping Centers, Inc.               12,676
      343   Colonial Properties Trust                   3,776
    1,225   Cousins Properties, Inc.                    9,383
    1,157   Equity One, Inc.                           19,380
      699   Extra Space Storage, Inc.                   7,934
      551   Franklin Street Properties Corp.            6,921
    1,221   Hospitality Properties Trust               27,008
    1,984   Kite Realty Group Trust                     7,519
      663   Lexington Realty Trust                      3,945
      301   LTC Properties, Inc.                        7,639
      582   National Retail Properties, Inc.           11,756
      194   Parkway Properties, Inc.                    4,041
      953   Pennsylvania Real Estate Investment
               Trust                                    8,539
      206   Post Properties, Inc.                       3,677
      586   Potlatch Corp.                             17,990
      160   PS Business Parks, Inc.                     7,661
      152   Public Storage                             12,035
      886   Rayonier, Inc.                             37,159
      362   Realty Income Corp.                        10,111
      529   Urstadt Biddle Properties, Inc.,
               Class A                                  7,930
      471   Weingarten Realty Investors                 8,794
                                               --------------
                                                      235,874
                                               --------------


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            ROAD & RAIL -- 1.6%
      138   Arkansas Best Corp.                $        3,111
      777   CSX Corp.                                  33,302
      808   Heartland Express, Inc.                    11,223
      561   Kansas City Southern (b)                   16,662
      418   Knight Transportation, Inc.                 7,566
      243   Landstar System, Inc.                       8,819
      717   Norfolk Southern Corp.                     33,742
      402   Old Dominion Freight Line, Inc. (b)        11,055
    1,191   Ryder System, Inc.                         43,352
      588   Union Pacific Corp.                        35,574
    1,889   Werner Enterprises, Inc.                   37,364
                                               --------------
                                                      241,770
                                               --------------

            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 0.3%
      121   Cabot Microelectronics Corp. (b)            4,253
      347   FEI Co. (b)                                 7,218
      600   Intel Corp.                                11,640
      899   MEMC Electronic Materials, Inc. (b)        11,309
      985   Micrel, Inc.                                7,358
      469   Texas Instruments, Inc.                    10,553
                                               --------------
                                                       52,331
                                               --------------

            SOFTWARE -- 1.2%
    1,091   CA, Inc.                                   24,045
    8,674   Compuware Corp. (b)                        65,836
      883   EPIQ Systems, Inc. (b)                     10,552
    1,755   Fair Isaac Corp.                           38,487
      808   Jack Henry & Associates, Inc.              17,744
    1,299   Synopsys, Inc. (b)                         27,630
                                               --------------
                                                      184,294
                                               --------------

            SPECIALTY RETAIL -- 4.3%
    1,740   Aaron's, Inc.                              48,476
      715   Advance Auto Parts, Inc.                   28,207
    1,102   American Eagle Outfitters, Inc.            17,511
    2,559   AutoNation, Inc. (b)                       46,062
    2,530   Barnes & Noble, Inc.                       44,224
    1,443   Cabela's, Inc. (b)                         23,261
      805   Cato (The) Corp., Class A                  16,462
      623   Children's Place Retail Stores
               (The), Inc. (b)                         19,811
      322   Finish Line (The), Inc., Class A            3,571
    2,859   GameStop Corp., Class A (b)                56,523
    2,338   Gap (The), Inc.                            44,609
      285   Group 1 Automotive, Inc. (b)                8,265
      846   Home Depot (The), Inc.                     23,697
    3,235   Hot Topic, Inc. (b)                        18,601
    2,504   Lithia Motors, Inc., Class A (b)           19,531
    2,094   Lowe's Cos., Inc.                          45,335
      976   Men's Wearhouse (The), Inc.                19,666
      478   Midas, Inc. (b)                             3,944
    1,908   Pep Boys-Manny, Moe & Jack (The)           15,932
    2,511   RadioShack Corp.                           49,015
    2,720   Rent-A-Center, Inc. (b)                    54,400
      399   Sherwin-Williams (The) Co.                 25,277


                       See Notes to Financial Statements                Page 89

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            SPECIALTY RETAIL (Continued)
    1,664   Stage Stores, Inc.                 $       21,499
                                               --------------
                                                      653,879
                                               --------------

            TEXTILES, APPAREL & LUXURY GOODS
               -- 0.8%
      470   Carter's, Inc. (b)                         12,154
      415   Movado Group, Inc.                          4,536
      185   NIKE, Inc., Class B                        11,794
      269   Perry Ellis International, Inc. (b)         4,312
    1,998   Quiksilver, Inc. (b)                        4,036
    1,613   Timberland (The) Co., Class A (b)          27,744
      428   UniFirst Corp.                             21,503
      515   VF Corp.                                   37,095
                                               --------------
                                                      123,174
                                               --------------

            THRIFTS & MORTGAGE FINANCE --
               0.8%
    1,505   Astoria Financial Corp.                    19,866
    2,331   Bank Mutual Corp.                          15,571
      815   Brookline Bancorp, Inc.                     8,158
      689   Dime Community Bancshares, Inc.             8,330
      673   First Niagara Financial Group, Inc.         9,240
    1,288   New York Community Bancorp, Inc.           19,359
    1,558   NewAlliance Bancshares, Inc.               18,135
      732   People's United Financial, Inc.            11,837
      640   TrustCo Bank Corp. NY                       3,840
                                               --------------
                                                      114,336
                                               --------------

            TOBACCO -- 0.8%
    4,215   Alliance One International, Inc. (b)       21,454
      508   Philip Morris International, Inc.          23,119
      464   Reynolds American, Inc.                    24,685
    1,056   Universal Corp.                            47,932
                                               --------------
                                                      117,190
                                               --------------

            TRADING COMPANIES & DISTRIBUTORS
               -- 0.5%
      365   Applied Industrial Technologies, Inc.       7,957
    1,677   GATX Corp.                                 43,971
      534   Kaman Corp.                                13,291
      230   Lawson Products, Inc.                       3,714
      198   MSC Industrial Direct Co., Inc.,
               Class A                                  8,552
                                               --------------
                                                       77,485
                                               --------------

            WATER UTILITIES -- 0.1%
      349   American States Water Co.                  11,594
      534   Aqua America, Inc.                          8,859
                                               --------------
                                                       20,453
                                               --------------

            WIRELESS TELECOMMUNICATION
               SERVICES -- 1.0%
    8,219   MetroPCS Communications, Inc. (b)          46,273
   13,385   Sprint Nextel Corp. (b)                    43,903


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            WIRELESS TELECOMMUNICATION
               SERVICES (Continued)
    1,103   Telephone and Data Systems, Inc.   $       34,799
    1,869   USA Mobility, Inc.                         19,419
                                               --------------
                                                      144,394
                                               --------------

            TOTAL COMMON STOCKS -- 99.9%
            (Cost $14,748,070)                     15,112,267

            MONEY MARKET FUND -- 0.2%
   31,805   Morgan Stanley Institutional Treasury
               Money Market Fund - 0.01% (c)
            (Cost $31,805)                             31,805
                                               --------------

            TOTAL INVESTMENTS -- 100.1%
            (Cost $14,779,875) (d)                 15,144,072
            NET OTHER ASSETS AND
               LIABILITIES -- (0.1)%                  (20,205)
                                               --------------
            NET ASSETS -- 100.0%               $   15,123,867
                                               ==============



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at January 31, 2010.
(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $764,257 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $400,060.


________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2010 is as follows (see Note 2A - Portfolio
Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1         Level 2        Level 3
----------------------------------------------------------------
Common Stocks*          $15,112,267    $      --     $      --
Money Market Fund            31,805           --            --
                      ------------------------------------------
Total Investments       $15,144,072    $      --     $      --
                      ==========================================

* See Portfolio of Investments for industry breakout.


Page 90                 See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS -- 99.8%
            AEROSPACE & DEFENSE -- 2.1%
      121   Alliant Techsystems, Inc. (b)      $        9,555
    1,146   BE Aerospace, Inc. (b)                     25,705
      271   Boeing (The) Co.                           16,423
    1,775   GenCorp, Inc. (b)                           9,940
      456   Goodrich Corp.                             28,231
      181   Honeywell International, Inc.               6,994
      132   Precision Castparts Corp.                  13,893
      264   Rockwell Collins, Inc.                     14,042
      308   United Technologies Corp.                  20,784
                                               --------------
                                                      145,567
                                               --------------

            AIR FREIGHT & LOGISTICS -- 0.1%
      184   Hub Group, Inc., Class A (b)                4,436
                                               --------------

            AIRLINES -- 0.1%
      105   Allegiant Travel Co. (b)                    5,376
                                               --------------

            AUTO COMPONENTS -- 0.2%
      873   Gentex Corp.                               16,735
                                               --------------

            AUTOMOBILES -- 1.0%
    3,672   Ford Motor Co. (b)                         39,804
    1,166   Harley-Davidson, Inc.                      26,515
                                               --------------
                                                       66,319
                                               --------------

            BEVERAGES -- 1.3%
      267   Boston Beer (The) Co., Inc.,
               Class A (b)                             12,242
    1,386   Coca-Cola Enterprises, Inc.                27,984
      756   Dr. Pepper Snapple Group, Inc.             20,911
      134   Hansen Natural Corp. (b)                    5,152
      391   Pepsi Bottling Group (The), Inc.           14,545
      176   PepsiAmericas, Inc.                         5,113
                                               --------------
                                                       85,947
                                               --------------

            BIOTECHNOLOGY -- 0.4%
      301   Regeneron Pharmaceuticals, Inc. (b)         8,024
      296   United Therapeutics Corp. (b)              17,633
                                               --------------
                                                       25,657
                                               --------------

            BUILDING PRODUCTS -- 0.2%
      132   Lennox International, Inc.                  5,045
      428   Quanex Building Products Corp.              6,882
                                               --------------
                                                       11,927
                                               --------------

            CAPITAL MARKETS -- 0.6%
      551   Ameriprise Financial, Inc.                 21,070
      259   Federated Investors, Inc., Class B          6,573
       83   Stifel Financial Corp. (b)                  4,341
      133   T. Rowe Price Group, Inc.                   6,600
                                               --------------
                                                       38,584
                                               --------------

            CHEMICALS -- 1.8%
      142   Albemarle Corp.                             5,072
      223   Balchem Corp.                               4,324
      161   CF Industries Holdings, Inc.               14,950


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            CHEMICALS (Continued)
      212   E.I. du Pont de Nemours & Co.      $        6,913
      219   H.B. Fuller Co.                             4,384
      357   International Flavors & Fragrances,
               Inc.                                    14,198
      214   Lubrizol (The) Corp.                       15,770
      108   NewMarket Corp.                             9,744
    1,664   PolyOne Corp. (b)                          12,397
      121   PPG Industries, Inc.                        7,100
    1,060   RPM International, Inc.                    19,822
      131   Scotts Miracle-Gro (The) Co.,
               Class A                                  5,201
      139   Zep, Inc.                                   3,075
                                               --------------
                                                      122,950
                                               --------------

            COMMERCIAL BANKS -- 0.3%
       82   Bank of the Ozarks, Inc.                    2,430
       55   Hancock Holding Co.                         2,252
      180   Prosperity Bancshares, Inc.                 7,258
       75   Signature Bank (b)                          2,593
      124   SVB Financial Group (b)                     5,380
                                               --------------
                                                       19,913
                                               --------------

            COMMERCIAL SERVICES & SUPPLIES
               -- 1.3%
      416   ATC Technology Corp. (b)                    9,098
      354   Consolidated Graphics, Inc. (b)            11,947
      877   Corrections Corp. of America (b)           16,409
      338   Healthcare Services Group, Inc.             6,929
      780   HNI Corp.                                  19,516
      390   Sykes Enterprises, Inc. (b)                 9,352
       89   Tetra Tech, Inc. (b)                        2,015
      323   Waste Connections, Inc. (b)                10,391
                                               --------------
                                                       85,657
                                               --------------

            COMMUNICATIONS EQUIPMENT --
               1.8%
    3,590   3Com Corp. (b)                             26,746
      434   Blue Coat Systems, Inc. (b)                10,698
      407   F5 Networks, Inc. (b)                      20,118
      618   Harris Corp.                               26,525
    3,561   JDS Uniphase Corp. (b)                     27,989
      335   NETGEAR, Inc. (b)                           6,914
      229   ViaSat, Inc. (b)                            6,259
                                               --------------
                                                      125,249
                                               --------------

            COMPUTERS & PERIPHERALS -- 3.4%
      173   Apple, Inc. (b)                            33,237
      548   Compellent Technologies, Inc. (b)          10,894
      841   EMC Corp. (b)                              14,019
      569   Hewlett-Packard Co.                        26,783
      111   International Business Machines
               Corp.                                   13,585
    1,068   NetApp, Inc. (b)                           31,111
      377   QLogic Corp. (b)                            6,481
    1,267   SanDisk Corp. (b)                          32,207
      139   Stratasys, Inc. (b)                         3,197


                        See Notes to Financial Statements               Page 91

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            COMPUTERS & PERIPHERALS (Continued)
      236   Synaptics, Inc. (b)                $        5,973
      935   Teradata Corp. (b)                         26,152
      832   Western Digital Corp. (b)                  31,608
                                               --------------
                                                      235,247
                                               --------------

            CONSUMER FINANCE -- 1.4%
      725   American Express Co.                       27,304
    1,131   AmeriCredit Corp. (b)                      23,717
      355   Cash America International, Inc.           13,344
      722   EZCORP, Inc., Class A (b)                  13,112
      327   First Cash Financial Services, Inc. (b)     7,465
      347   World Acceptance Corp. (b)                 14,015
                                               --------------
                                                       98,957
                                               --------------

            CONTAINERS & PACKAGING -- 0.5%
      269   Silgan Holdings, Inc.                      13,948
    1,276   Temple-Inland, Inc.                        22,164
                                               --------------
                                                       36,112
                                               --------------

            DISTRIBUTORS -- 0.2%
      795   LKQ Corp. (b)                              14,906
                                               --------------

            DIVERSIFIED CONSUMER SERVICES --
               1.0%
       66   Capella Education Co. (b)                   4,843
       87   Coinstar, Inc. (b)                          2,247
      648   H&R Block, Inc.                            13,945
    3,288   Service Corp. International                25,219
      693   Sotheby's                                  16,106
      246   Universal Technical Institute, Inc. (b)     4,519
                                               --------------
                                                       66,879
                                               --------------

            DIVERSIFIED FINANCIAL SERVICES --
               0.4%
       21   CME Group, Inc.                             6,023
       63   IntercontinentalExchange, Inc. (b)          6,015
      338   MSCI, Inc., Class A (b)                     9,991
       54   Portfolio Recovery Associates, Inc. (b)     2,462
                                               --------------
                                                       24,491
                                               --------------

            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 0.8%
      153   Cbeyond, Inc. (b)                           1,906
    4,516   Cincinnati Bell, Inc. (b)                  13,142
      433   Iowa Telecommunications Services,
               Inc.                                     7,084
    1,571   tw telecom, inc. (b)                       24,209
      649   Windstream Corp.                            6,691
                                               --------------
                                                       53,032
                                               --------------

            ELECTRICAL EQUIPMENT -- 1.3%
      168   A.O. Smith Corp.                            7,153
       86   Baldor Electric Co.                         2,123
      329   Hubbell, Inc., Class B                     14,167
      155   II-VI, Inc. (b)                             4,145


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            ELECTRICAL EQUIPMENT (Continued)
      206   Regal-Beloit Corp.                 $        9,764
      313   Rockwell Automation, Inc.                  15,099
      434   Thomas & Betts Corp. (b)                   14,652
      535   Vicor Corp. (b)                             4,633
      605   Woodward Governor Co.                      15,385
                                               --------------
                                                       87,121
                                               --------------

            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 2.0%
      688   Agilent Technologies, Inc. (b)             19,285
      636   Amphenol Corp., Class A                    25,338
      210   Anixter International, Inc. (b)             8,753
      369   Corning, Inc.                               6,671
      291   DTS, Inc. (b)                               8,235
      112   FARO Technologies, Inc. (b)                 2,024
      654   FLIR Systems, Inc. (b)                     19,345
      225   Littelfuse, Inc. (b)                        6,763
      659   Mercury Computer Systems, Inc. (b)          7,868
      541   Newport Corp. (b)                           4,604
      255   Plexus Corp. (b)                            8,673
      521   RadiSys Corp. (b)                           3,913
      631   TTM Technologies, Inc. (b)                  6,531
    1,290   Vishay Intertechnology, Inc. (b)            9,727
                                               --------------
                                                      137,730
                                               --------------

            ENERGY EQUIPMENT & SERVICES --
                3.7%
      435   Atwood Oceanics, Inc. (b)                  14,581
      703   Cameron International Corp. (b)            26,475
      145   CARBO Ceramics, Inc.                        9,558
      148   Diamond Offshore Drilling, Inc.            13,547
      175   Dril-Quip, Inc. (b)                         9,186
      635   FMC Technologies, Inc. (b)                 33,763
      235   Gulf Island Fabrication, Inc.               4,103
      711   Halliburton Co.                            20,768
      129   Helmerich & Payne, Inc.                     5,396
    1,228   ION Geophysical Corp. (b)                   5,833
      169   Lufkin Industries, Inc.                    10,711
      666   National Oilwell Varco, Inc.               27,239
      266   Oceaneering International, Inc. (b)        14,550
      316   Oil States International, Inc. (b)         11,642
      109   Schlumberger Ltd.                           6,917
      640   Superior Energy Services, Inc. (b)         14,701
       72   Superior Well Services, Inc. (b)           13,804
      897   TETRA Technologies, Inc. (b)                9,383
                                               --------------
                                                      252,157
                                               --------------

            FOOD & STAPLES RETAILING -- 0.8%
      581   Walgreen Co.                               20,945
    1,338   Whole Foods Market, Inc. (b)               36,420
                                               --------------
                                                       57,365
                                               --------------

            FOOD PRODUCTS -- 1.6%
      142   Calavo Growers, Inc.                        2,380
      292   Cal-Maine Foods, Inc.                       9,534
      928   ConAgra Foods, Inc.                        21,103


Page 92                 See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            FOOD PRODUCTS (Continued)
      592   Darling International, Inc. (b)    $        4,612
      280   Diamond Foods, Inc.                        10,057
      206   General Mills, Inc.                        14,690
      263   Green Mountain Coffee Roasters,
               Inc. (b)                                22,308
      188   Lance, Inc.                                 4,181
      171   Sanderson Farms, Inc.                       7,994
      190   Tootsie Roll Industries, Inc.               4,946
      256   TreeHouse Foods, Inc. (b)                   9,917
                                               --------------
                                                      111,722
                                               --------------

            GAS UTILITIES -- 0.1%
       14   National Fuel Gas Co.                      10,041
                                               --------------

            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 4.5%
       94   Abaxis, Inc. (b)                            2,263
      558   Align Technology, Inc. (b)                 10,462
      376   American Medical Systems
               Holdings, Inc. (b)                       7,219
      493   Cantel Medical Corp.                        9,505
      326   Cooper (The) Cos., Inc.                    11,514
      355   Cyberonics, Inc. (b)                        6,653
      178   Edwards Lifesciences Corp. (b)             15,952
      898   Hill-Rom Holdings, Inc.                    20,986
      576   Hospira, Inc. (b)                          29,169
       97   IDEXX Laboratories, Inc. (b)                5,092
      531   Immucor, Inc. (b)                           9,850
      134   Integra LifeSciences Holdings (b)           5,146
      120   Intuitive Surgical, Inc. (b)               39,367
      571   Kinetic Concepts, Inc. (b)                 23,577
      170   Masimo Corp. (b)                            4,719
      485   Medtronic, Inc.                            20,802
      211   Neogen Corp. (b)                            4,484
      298   ResMed, Inc. (b)                           15,240
      292   Stryker Corp.                              15,161
    1,809   Theragenics Corp. (b)                       2,406
      455   Varian Medical Systems, Inc. (b)           22,882
      361   Zimmer Holdings, Inc. (b)                  20,331
      272   Zoll Medical Corp. (b)                      7,572
                                               --------------
                                                      310,352
                                               --------------

            HEALTH CARE PROVIDERS & SERVICES
               -- 5.8%
      296   Air Methods Corp. (b)                       9,049
      252   Almost Family, Inc. (b)                     9,163
      256   Amedisys, Inc. (b)                         14,067
      254   Bio-Reference Laboratories, Inc. (b)        9,601
      340   Catalyst Health Solutions, Inc. (b)        13,372
    1,041   CIGNA Corp.                                35,155
      756   Community Health Systems, Inc. (b)         24,661
      370   CorVel Corp. (b)                           11,159
      250   DaVita, Inc. (b)                           14,940
      339   Express Scripts, Inc. (b)                  28,428
    3,704   Health Management Associates, Inc.,
               Class A (b)                             24,595


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            HEALTH CARE PROVIDERS & SERVICES
               (Continued)
      678   Healthways, Inc. (b)               $       11,567
      148   HMS Holdings Corp. (b)                      6,673
      307   inVentiv Health, Inc. (b)                   4,719
      299   IPC The Hospitalist Co. (b)                10,163
      195   Laboratory Corp. of America
               Holdings (b)                            13,864
      296   LHC Group, Inc. (b)                         9,114
      579   Lincare Holdings, Inc. (b)                 21,319
      575   Medco Health Solutions, Inc. (b)           35,351
      164   MEDNAX, Inc. (b)                            9,325
      131   MWI Veterinary Supply, Inc. (b)             4,944
      798   Odyssey HealthCare, Inc. (b)               11,715
      764   Patterson Cos., Inc. (b)                   21,820
      322   PSS World Medical, Inc. (b)                 6,607
      408   RehabCare Group, Inc. (b)                  11,856
      733   WellCare Health Plans, Inc. (b)            22,855
                                               --------------
                                                      396,082
                                               --------------

            HEALTH CARE TECHNOLOGY -- 0.8%
      188   Cerner Corp. (b)                           14,222
      107   Computer Programs & Systems, Inc.           4,026
    1,395   IMS Health, Inc.                           30,188
      157   Phase Forward, Inc. (b)                     2,295
       38   Quality Systems, Inc.                       1,959
                                               --------------
                                                       52,690
                                               --------------

            HOTELS, RESTAURANTS & LEISURE --
               4.1%
      527   BJ's Restaurants, Inc. (b)                 11,141
      181   Buffalo Wild Wings, Inc. (b)                8,473
      228   CEC Entertainment, Inc. (b)                 7,567
    1,247   Cheesecake Factory (The), Inc. (b)         26,361
      327   Cracker Barrel Old Country Store,
               Inc.                                    12,086
      205   DineEquity, Inc.                            4,662
      398   Interval Leisure Group, Inc. (b)            5,062
      625   Life Time Fitness, Inc. (b)                14,969
      262   Marriott International, Inc., Class A       6,872
    1,654   Multimedia Games, Inc. (b)                  8,154
      262   P.F. Chang's China Bistro, Inc. (b)        10,113
      321   Panera Bread Co., Class A (b)              22,926
      298   Peet's Coffee & Tea, Inc. (b)               9,745
      270   Pinnacle Entertainment, Inc. (b)            2,203
    1,592   Starbucks Corp. (b)                        34,690
      803   Starwood Hotels & Resorts
               Worldwide, Inc.                         26,756
       38   Steak n Shake (The) Co. (b)                12,207
      646   Texas Roadhouse, Inc. (b)                   7,513
    1,820   Wyndham Worldwide Corp.                    38,202
      122   Wynn Resorts Ltd.                           7,549
                                               --------------
                                                      277,251
                                               --------------

            HOUSEHOLD DURABLES -- 1.5%
      989   American Greetings Corp., Class A          18,277
      606   Harman International Industries, Inc.      21,543
    1,304   La-Z-Boy, Inc. (b)                         13,236


                        See Notes to Financial Statements                Page 93

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            HOUSEHOLD DURABLES (Continued)
      113   National Presto Industries, Inc.   $       12,941
      577   Tupperware Brands Corp.                    24,499
      427   Universal Electronics, Inc. (b)            10,150
                                               --------------
                                                      100,646
                                               --------------

            INDUSTRIAL CONGLOMERATES -- 0.2%
      178   3M Co.                                     14,327
                                               --------------

            INSURANCE -- 1.1%
      461   Aflac, Inc.                                22,326
      146   eHealth, Inc. (b)                           2,657
      589   Prudential Financial, Inc.                 29,444
    1,167   XL Capital Ltd., Class A                   19,571
                                               --------------
                                                       73,998
                                               --------------

            INTERNET & CATALOG RETAIL -- 2.1%
      273   Amazon.com, Inc. (b)                       34,237
       78   Blue Nile, Inc. (b)                         4,021
    1,143   Expedia, Inc. (b)                          24,472
      616   HSN, Inc. (b)                              11,790
      487   Netflix, Inc. (b)                          30,316
      319   NutriSystem, Inc.                           6,495
      167   priceline.com, Inc. (b)                    32,623
                                               --------------
                                                      143,954
                                               --------------

            INTERNET SOFTWARE & SERVICES --
               1.7%
    1,160   Akamai Technologies, Inc. (b)              28,652
      137   comScore, Inc. (b)                          1,859
      624   eBay, Inc. (b)                             14,365
      254   Equinix, Inc. (b)                          24,442
       59   Google, Inc., Class A (b)                  31,236
      286   Perficient, Inc. (b)                        2,777
      691   United Online, Inc.                         4,367
      294   VeriSign, Inc. (b)                          6,736
                                               --------------
                                                      114,434
                                               --------------

            IT SERVICES -- 3.8%
      491   Affiliated Computer Services, Inc.,
            Class A (b)                                30,206
      240   Alliance Data Systems Corp. (b)            14,270
      165   Automatic Data Processing, Inc.             6,730
      955   Broadridge Financial Solutions, Inc.       20,743
      811   Cognizant Technology Solutions
               Corp., Class A (b)                      35,408
      380   CSG Systems International, Inc. (b)         7,376
      493   CyberSource Corp. (b)                       8,913
      399   Global Payments, Inc.                      17,755
      510   Hewitt Associates, Inc., Class A (b)       20,135
      280   Integral Systems, Inc. (b)                  2,078
      530   Lender Processing Services, Inc.           20,543
      142   MasterCard, Inc., Class A                  35,486
      144   MAXIMUS, Inc.                               6,892
      363   TeleTech Holdings, Inc. (b)                 6,912
      336   Visa, Inc., Class A                        27,562


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            IT SERVICES (Continued)
       76   Wright Express Corp. (b)           $        2,231
                                               --------------
                                                      263,240
                                               --------------

            LEISURE EQUIPMENT & PRODUCTS --
               0.4%
      667   Hasbro, Inc.                               20,377
      113   Polaris Industries, Inc.                    4,996
      163   RC2 Corp. (b)                               2,342
      250   Sturm, Ruger & Co., Inc.                    2,605
                                               --------------
                                                       30,320
                                               --------------

            LIFE SCIENCES TOOLS & SERVICES --
               0.8%
       53   Bio-Rad Laboratories, Inc.,
               Class A (b)                              4,938
       67   Dionex Corp. (b)                            4,680
      561   Life Technologies Corp. (b)                27,887
      102   Mettler-Toledo International, Inc. (b)      9,942
      114   Waters Corp. (b)                            6,496
                                               --------------
                                                       53,943
                                               --------------

            MACHINERY -- 4.0%
      478   Bucyrus International, Inc.                25,038
      375   Caterpillar, Inc.                          19,590
      704   Crane Co.                                  21,486
      320   Cummins, Inc.                              14,451
       94   Danaher Corp.                               6,707
      542   Deere & Co.                                27,073
      121   Donaldson Co., Inc.                         4,627
      225   Flowserve Corp.                            20,288
      292   Gardner Denver, Inc.                       11,636
      148   Illinois Tool Works, Inc.                   6,451
      292   John Bean Technologies Corp.                4,815
      418   Joy Global, Inc.                           19,119
       96   Lincoln Electric Holdings, Inc.             4,688
      175   Nordson Corp.                               9,895
      727   Oshkosh Corp.                              26,223
      405   Pall Corp.                                 13,961
      569   Stanley Works (The)                        29,161
       58   Toro (The) Co.                              2,259
      160   Watts Water Technologies, Inc.,
               Class A                                  4,629
                                               --------------
                                                      272,097
                                               --------------

            MEDIA -- 4.0%
      531   Arbitron, Inc.                             13,440
    2,613   CBS Corp., Class B                         33,786
    1,101   DIRECTV, Class A (b)                       33,415
      389   DreamWorks Animation SKG, Inc.,
               Class A (b)                             15,148
    2,473   Gannett Co., Inc.                          39,939
      257   John Wiley & Sons, Inc., Class A           10,730
      693   Lamar Advertising Co., Class A (b)         19,820
      437   McGraw-Hill (The) Cos., Inc.               15,492
    2,146   News Corp., Class A                        27,061
      375   Omnicom Group, Inc.                        13,237


Page 94                 See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            MEDIA (Continued)
      708   Scripps Networks Interactive,
               Class A                         $       30,231
      719   Viacom, Inc., Class B (b)                  20,952
                                               --------------
                                                      273,251
                                               --------------

            METALS & MINING -- 1.5%
      688   AK Steel Holding Corp.                     13,994
      478   Allegheny Technologies, Inc.               19,526
      174   AMCOL International Corp.                   4,373
      636   Cliffs Natural Resources, Inc.             25,408
      265   Freeport-McMoRan Copper &
               Gold, Inc.                              17,673
      248   Reliance Steel & Aluminum Co.              10,104
       96   RTI International Metals, Inc. (b)          2,376
      608   Steel Dynamics, Inc.                        9,229
                                               --------------
                                                      102,683
                                               --------------

            MULTILINE RETAIL -- 0.9%
      223   Dollar Tree, Inc. (b)                      11,043
      272   Kohl's Corp. (b)                           13,701
      977   Nordstrom, Inc.                            33,745
                                               --------------
                                                       58,489
                                               --------------

            OIL, GAS & CONSUMABLE FUELS --
               3.8%
       69   Apache Corp.                                6,815
      674   Cabot Oil & Gas Corp.                      25,794
      202   Cimarex Energy Co.                          9,940
      737   CONSOL Energy, Inc.                        34,352
      223   Encore Acquisition Co. (b)                 10,619
       73   EOG Resources, Inc.                         6,601
      232   Forest Oil Corp. (b)                        5,596
      874   Massey Energy Co.                          33,667
      222   Newfield Exploration Co. (b)               10,865
      812   Peabody Energy Corp.                       34,201
      610   Pioneer Natural Resources Co.              26,828
    1,435   Quicksilver Resources, Inc. (b)            19,071
      147   Southwestern Energy Co. (b)                 6,303
       70   St. Mary Land & Exploration Co.             2,243
      402   Stone Energy Corp. (b)                      6,408
      460   XTO Energy, Inc.                           20,502
                                               --------------
                                                      259,805
                                               --------------

            PAPER & FOREST PRODUCTS -- 1.4%
      745   Buckeye Technologies, Inc. (b)              8,523
    1,371   International Paper Co.                    31,410
    1,283   MeadWestvaco Corp.                         30,882
      177   Schweitzer-Mauduit International,
               Inc.                                    13,317
      340   Weyerhaeuser Co.                           13,566
                                               --------------
                                                       97,698
                                               --------------

            PERSONAL PRODUCTS -- 1.1%
       77   Chattem, Inc. (b)                           7,196


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            PERSONAL PRODUCTS (Continued)
      759   Estee Lauder (The) Cos., Inc.,
               Class A                         $       39,863
      617   NBTY, Inc. (b)                             27,475
                                               --------------
                                                       74,534
                                               --------------

            PHARMACEUTICALS -- 2.4%
      339   Allergan, Inc.                             19,493
      995   Medicis Pharmaceutical Corp.,
               Class A                                 22,994
    1,992   Mylan, Inc. (b)                            36,314
      458   Par Pharmaceutical Cos., Inc. (b)          12,055
      541   Perrigo Co.                                23,955
      488   Salix Pharmaceuticals Ltd. (b)             14,279
      489   Valeant Pharmaceuticals
               International (b)                       16,367
      540   Watson Pharmaceuticals, Inc. (b)           20,720
                                               --------------
                                                      166,177
                                               --------------

            PROFESSIONAL SERVICES -- 0.2%
      233   Heidrick & Struggles International,
               Inc.                                     5,925
    1,391   On Assignment, Inc. (b)                     9,709
                                               --------------
                                                       15,634
                                               --------------

            REAL ESTATE INVESTMENT TRUSTS --
               4.4%
      241   Alexandria Real Estate Equities, Inc.      14,395
    1,343   Apartment Investment &
               Management Co., Class A                 20,629
      259   AvalonBay Communities, Inc.                19,842
      630   BioMed Realty Trust, Inc.                   9,179
      156   BRE Properties, Inc.                        5,003
      254   Camden Property Trust                       9,848
      141   Corporate Office Properties Trust           5,032
      587   DiamondRock Hospitality Co. (b)             4,778
       68   Entertainment Properties Trust              2,374
      434   Equity Residential                         13,910
       76   Federal Realty Investment Trust             4,893
      323   Highwoods Properties, Inc.                  9,758
      103   Home Properties, Inc.                       4,566
       78   Kilroy Realty Corp.                         2,253
      342   LaSalle Hotel Properties                    6,891
      161   Liberty Property Trust                      4,894
      598   Macerich (The) Co.                         18,448
      149   Mack-Cali Realty Corp.                      4,860
      994   Medical Properties Trust, Inc.              9,950
       50   Mid-America Apartment
               Communities, Inc.                        2,346
      306   Nationwide Health Properties, Inc.         10,086
      554   OMEGA Healthcare Investors, Inc.           10,365
      189   Plum Creek Timber Co., Inc.                 6,836
      712   Senior Housing Properties Trust            14,845
      368   Simon Property Group, Inc.                 26,496
      428   SL Green Realty Corp.                      19,470
       67   Sovran Self Storage, Inc.                   2,271
      655   UDR, Inc.                                  10,192


                        See Notes to Financial Statements                Page 95

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            REAL ESTATE INVESTMENT TRUSTS
               (Continued)
      488   Ventas, Inc.                       $       20,594
      101   Vornado Realty Trust                        6,533
                                               --------------
                                                      301,537
                                               --------------

            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 0.9%
    2,165   CB Richard Ellis Group, Inc.,
               Class A (b)                             26,630
      451   Forestar Group, Inc. (b)                    8,375
      445   Jones Lang LaSalle, Inc.                   25,369
                                               --------------
                                                       60,374
                                               --------------

            ROAD & RAIL -- 0.2%
      148   Burlington Northern Santa Fe Corp.         14,760
                                               --------------

            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 3.4%
    3,793   Advanced Micro Devices, Inc. (b)           28,296
      315   Altera Corp.                                6,716
      226   Analog Devices, Inc.                        6,093
    1,126   Atmel Corp. (b)                             5,225
      227   Broadcom Corp., Class A (b)                 6,065
      281   Brooks Automation, Inc. (b)                 2,344
      478   Cree, Inc. (b)                             26,725
      228   Cypress Semiconductor Corp. (b)             2,291
      355   Diodes, Inc. (b)                            5,921
    1,078   Fairchild Semiconductor
               International, Inc., Class A (b)         9,680
      486   International Rectifier Corp. (b)           8,767
      450   Kulicke & Soffa Industries, Inc. (b)        2,074
      132   Lam Research Corp. (b)                      4,357
    2,444   LSI Corp. (b)                              12,196
    3,477   Micron Technology, Inc. (b)                30,319
      136   Microsemi Corp. (b)                         2,032
      305   Novellus Systems, Inc. (b)                  6,374
    1,145   NVIDIA Corp. (b)                           17,622
      430   Pericom Semiconductor Corp. (b)             3,784
    1,089   RF Micro Devices, Inc. (b)                  4,193
      107   Silicon Laboratories, Inc. (b)              4,520
      511   Skyworks Solutions, Inc. (b)                6,485
    1,993   Teradyne, Inc. (b)                         18,615
      403   TriQuint Semiconductor, Inc. (b)            2,418
       67   Varian Semiconductor Equipment
               Associates, Inc. (b)                     1,965
      301   Veeco Instruments, Inc. (b)                 9,578
                                               --------------
                                                      234,655
                                               --------------

            SOFTWARE -- 4.9%
      628   ACI Worldwide, Inc. (b)                    10,054
      194   Adobe Systems, Inc. (b)                     6,266
      263   Advent Software, Inc. (b)                   9,928
      496   ANSYS, Inc. (b)                            20,763
      308   Blackbaud, Inc.                             6,868
      177   BMC Software, Inc. (b)                      6,839


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            SOFTWARE (Continued)
      353   Citrix Systems, Inc. (b)          $        14,667
      419   CommVault Systems, Inc. (b)                 8,879
      115   Concur Technologies, Inc. (b)               4,560
      305   Ebix, Inc. (b)                              4,416
      954   Epicor Software Corp. (b)                   7,317
       78   FactSet Research Systems, Inc.              4,914
      833   Informatica Corp. (b)                      19,734
      390   JDA Software Group, Inc. (b)               10,222
      100   Manhattan Associates, Inc. (b)              2,097
      166   MICROS Systems, Inc. (b)                    4,744
      482   Microsoft Corp.                            13,583
      679   NetScout Systems, Inc. (b)                  9,533
      290   Oracle Corp.                                6,687
      659   Parametric Technology Corp. (b)            10,913
      249   Progress Software Corp. (b)                 7,004
      584   Quest Software, Inc. (b)                   10,057
      477   Radiant Systems, Inc. (b)                   5,509
    1,188   Red Hat, Inc. (b)                          32,337
      489   Rovi Corp. (b)                             14,118
      498   Salesforce.com, Inc. (b)                   31,648
      433   Solera Holdings, Inc.                      14,337
      840   Sonic Solutions, Inc. (b)                   7,190
      359   Sybase, Inc. (b)                           14,601
      309   Taleo Corp., Class A (b)                    6,276
      498   Tyler Technologies, Inc. (b)                9,328
                                               --------------
                                                      335,389
                                               --------------

            SPECIALTY RETAIL -- 7.8%
      421   Abercrombie & Fitch Co., Class A           13,278
      153   Aeropostale, Inc. (b)                       5,032
    1,142   AnnTaylor Stores Corp. (b)                 14,344
       45   AutoZone, Inc. (b)                          6,976
      554   Bed Bath & Beyond, Inc. (b)                21,440
      744   Best Buy Co., Inc.                         27,268
      723   Big 5 Sporting Goods Corp.                 10,563
    1,110   CarMax, Inc. (b)                           22,899
    1,533   Chico's FAS, Inc. (b)                      19,576
    1,183   Collective Brands, Inc. (b)                23,281
    1,083   Dick's Sporting Goods, Inc. (b)            24,227
      537   Dress Barn (The), Inc. (b)                 12,641
      453   Genesco, Inc. (b)                          10,682
      637   Guess?, Inc.                               25,295
       55   Gymboree (The) Corp. (b)                    2,146
      451   Hibbett Sports, Inc. (b)                    9,570
      602   J. Crew Group, Inc. (b)                    23,604
      343   Jo-Ann Stores, Inc. (b)                    12,012
      171   Jos. A. Bank Clothiers, Inc. (b)            7,167
    1,908   Limited Brands, Inc.                       36,290
      464   Lumber Liquidators Holdings, Inc. (b)      10,988
      216   Monro Muffler Brake, Inc.                   7,392
      783   OfficeMax, Inc. (b)                        10,155
      186   O'Reilly Automotive, Inc. (b)               7,031
    1,009   PetSmart, Inc.                             25,982
      344   Ross Stores, Inc.                          15,800
      477   Sonic Automotive, Inc., Class A (b)         4,555
      870   Staples, Inc.                              20,410


Page 96                 See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

January 31, 2010 (Unaudited)


   SHARES   DESCRIPTION                                 VALUE
--------------------------------------------------------------
            COMMON STOCKS (Continued)
            SPECIALTY RETAIL (Continued)
      465   Stein Mart, Inc. (b)               $        3,673
      496   Tiffany & Co.                              20,143
      585   TJX (The) Cos., Inc.                       22,236
      188   Tractor Supply Co. (b)                      9,488
      770   Urban Outfitters, Inc. (b)                 24,309
    1,037   Williams-Sonoma, Inc.                      19,682
      390   Zumiez, Inc. (b)                            4,965
                                               --------------
                                                      535,100
                                               --------------

            TEXTILES, APPAREL & LUXURY GOODS
               -- 2.7%
      584   Coach, Inc.                                20,370
      865   CROCS, Inc. (b)                             6,358
       97   Deckers Outdoor Corp. (b)                   9,522
      642   Fossil, Inc. (b)                           20,961
    1,117   Hanesbrands, Inc. (b)                      25,657
      745   Maidenform Brands, Inc. (b)                11,138
      601   Oxford Industries, Inc.                    10,722
      382   Phillips-Van Heusen Corp.                  15,009
      362   Polo Ralph Lauren Corp.                    29,684
      423   Skechers U.S.A., Inc., Class A (b)         11,869
      189   Under Armour, Inc., Class A (b)             4,801
      144   Volcom, Inc. (b)                            2,271
      369   Warnaco Group (The), Inc. (b)              14,288
      183   Wolverine World Wide, Inc.                  4,840
                                               --------------
                                                      187,490
                                               --------------

            TOBACCO -- 0.4%
      748   Altria Group, Inc.                         14,855
      182   Lorillard, Inc.                            13,778
                                               --------------
                                                       28,633
                                               --------------

            TRADING COMPANIES & DISTRIBUTORS
               -- 0.2%
      528   United Rentals, Inc. (b)                    4,229
       73   W.W. Grainger, Inc.                         7,248
                                               --------------
                                                       11,477
                                               --------------

            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.4%
      680   American Tower Corp., Class A (b)          28,866
                                               --------------

            TOTAL COMMON STOCKS -- 99.8%
            (Cost $6,442,783)                       6,829,963

            MONEY MARKET FUND -- 0.6%
   39,848   Morgan Stanley Institutional Treasury
               Money Market Fund - 0.01% (c)
              (Cost $39,848)                           39,848
                                               --------------


            DESCRIPTION                                 VALUE
--------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.4%
            (Cost $6,482,631) (d)              $    6,869,811
            NET OTHER ASSETS AND
               LIABILITIES -- (0.4)%                  (26,555)
                                               --------------
            NET ASSETS -- 100.0%               $    6,843,256
                                               ==============



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at January 31, 2010.
(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $697,933 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $310,753.


________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2010 is as follows (see Note 2A - Portfolio
Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1         Level 2        Level 3
----------------------------------------------------------------
Common Stocks*         $  6,829,963    $      --     $      --
Money Market Fund            39,848           --            --
                      ------------------------------------------
Total Investments      $  6,869,811    $      --     $      --
                      ==========================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements               Page 97

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Statements of Assets and Liabilities
January 31, 2010 (Unaudited)

                                                                           First Trust          First Trust
                                                                            Consumer             Consumer           First Trust
                                                                          Discretionary           Staples             Energy
                                                                         AlphaDEX(R) Fund     AlphaDEX(R) Fund    AlphaDEX(R) Fund
                                                                       -------------------  ------------------- -------------------
ASSETS:
Investments at value.................................................    $   46,804,158        $  18,547,024     $    40,497,036
Cash.................................................................                --                   --                  --
Receivables:
      Capital shares sold............................................                --                   --                  --
      Investment securities sold.....................................                --                   --                  --
      Dividends......................................................            14,918               21,008               4,143
      Interest.......................................................                --                    1                   1
      From investment advisor........................................                --                   --                  --
Prepaid expenses.....................................................               155                  373                 398
                                                                        ---------------      ---------------     ---------------
         Total Assets................................................        46,819,231           18,568,406          40,501,578
                                                                        ---------------      ---------------     ---------------

LIABILITIES:
Due to custodian.....................................................                --                   --                  --
Payables:
      Capital shares purchased.......................................                --                   --                  --
      Investment securities purchased................................                --                   --                  --
      Audit and tax fees.............................................            18,555               18,555              18,555
      Investment advisory fees.......................................            14,594                5,112              13,724
      Licensing fees.................................................             8,814                4,884               9,538
      Printing fees..................................................             3,306                2,729               5,463
Other liabilities....................................................            11,470                8,047              14,896
                                                                        ---------------      ---------------     ---------------
         Total Liabilities...........................................            56,739               39,327              62,176
                                                                        ---------------      ---------------     ---------------

NET ASSETS...........................................................   $    46,762,492      $    18,529,079     $    40,439,402
                                                                        ===============      ===============     ===============

NET ASSETS consist of:
Paid-in capital......................................................   $    48,017,744      $    18,488,742     $    44,122,198
Par value............................................................            32,000               10,500              25,500
Accumulated net investment income (loss).............................            (2,724)              10,866             (10,347)
Accumulated net realized gain (loss) on investments..................        (1,838,357)          (1,520,372)         (3,785,590)
Net unrealized appreciation (depreciation) on investments............           553,829            1,539,343              87,641
                                                                        ---------------      ---------------     ---------------
NET ASSETS...........................................................   $    46,762,492      $    18,529,079     $    40,439,402
                                                                        ===============      ===============     ===============

NET ASSET VALUE, per share...........................................   $         14.61      $         17.65     $         15.86
                                                                        ===============      ===============     ===============

Number of shares outstanding
(unlimited number of shares authorized, par value $0.01 per share)...         3,200,002            1,050,002           2,550,002
                                                                        ---------------      ---------------     ---------------

Investments at cost..................................................   $    46,250,329      $    17,007,681     $    40,409,395
                                                                        ===============      ===============     ===============


Page 98                See Notes to Financial Statements




                                                             First Trust
          First Trust              First Trust               Industrials/               First Trust               First Trust
          Financials                Health Care            Producer Durables             Materials                 Technology
       AlphaDEX(R) Fund          AlphaDEX(R) Fund          AlphaDEX(R) Fund          AlphaDEX(R) Fund           AlphaDEX(R) Fund
     -------------------       -------------------       -------------------        -------------------       -------------------


        $  51,506,565             $  38,747,108              $  17,126,821             $  57,442,635             $  28,160,256
               74,543                        --                         --                        --                        --

                   --                 1,088,958                    722,021                   912,317                        --
                   --                        --                         --                        --                        --
               34,560                     8,241                      8,136                    13,555                       971
                    1                        --                         --                         1                        --
                   --                        --                         --                        --                        --
                  267                       608                        216                       374                       313
      ---------------           ---------------            ---------------           ---------------           ---------------
           51,615,936                39,844,915                 17,857,194                58,368,882                28,161,540
      ---------------           ---------------            ---------------           ---------------           ---------------


                   --                        --                         --                        --                     1,511

                   --                        --                         --                        --                        --
                   --                 1,089,857                    722,164                   912,309                        --
               18,555                    18,555                     18,555                    18,555                    18,555
               15,346                    13,380                      3,465                    19,505                    11,833
                9,134                     9,157                      4,152                    10,729                     7,279
                3,499                     4,757                      2,046                     3,895                     3,711
               11,654                    14,065                      7,032                    13,413                    10,300
      ---------------           ---------------            ---------------           ---------------           ---------------
               58,188                 1,149,771                    757,414                   978,406                    53,189
      ---------------           ---------------            ---------------           ---------------           ---------------

        $  51,557,748             $  38,695,144              $  17,099,780             $  57,390,476             $  28,108,351
      ===============           ===============            ===============           ===============           ===============


        $  51,788,215             $  36,005,060              $  17,708,704             $  57,955,806             $  29,146,095
               42,000                    18,000                     12,000                    32,000                    17,050
               31,253                   (32,172)                      (768)                   (1,053)                  (40,997)
           (1,739,054)               (1,063,173)                (1,374,905)                   56,562                (2,808,020)
            1,435,334                 3,767,429                    754,749                  (652,839)                1,794,223
      ---------------           ---------------            ---------------           ---------------           ---------------
        $  51,557,748             $  38,695,144              $  17,099,780             $  57,390,476             $  28,108,351
      ===============           ===============            ===============           ===============           ===============

        $       12.28             $       21.50              $       14.25             $       17.93             $       16.49
      ===============           ===============            ===============           ===============           ===============


            4,200,002                 1,800,002                  1,200,002                 3,200,002                 1,705,000
      ---------------           ---------------            ---------------           ---------------           ---------------

        $  50,071,231             $  34,979,679              $  16,372,072             $  58,095,474             $  26,366,033
      ===============           ===============            ===============           ===============           ===============


                       See Notes to Financial Statements                Page 99




FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Statements of Assets and Liabilities (Continued)
January 31, 2010 (Unaudited)


                                                                                                First Trust         First Trust
                                                                           First Trust           Large Cap            Mid Cap
                                                                            Utilities              Core                Core
                                                                        AlphaDEX(R) Fund      AlphaDEX(R) Fund    AlphaDEX(R) Fund
                                                                       -------------------  ------------------- -------------------

ASSETS:
Investments at value.................................................     $  27,744,548        $  34,377,339       $  31,283,328
Cash.................................................................                --                   --                  --
Receivables:
      Capital shares sold............................................                --                   --                  --
      Investment securities sold.....................................                --            6,646,623                  --
      Dividends......................................................            59,611               35,079              19,137
      Interest.......................................................                --                   --                  --
      From investment advisor........................................                --                   --                  --
Prepaid expenses.....................................................               596                  655                 383
                                                                        ---------------      ---------------     ---------------
         Total Assets................................................        27,804,755           41,059,696          31,302,848
                                                                        ---------------      ---------------     ---------------

LIABILITIES:
Due to custodian.....................................................                --                   --                  --
Payables:............................................................
      Capital shares purchased.......................................                --            6,649,091                  --
      Investment securities purchased................................                --                   --                  --
      Audit and tax fees.............................................            18,555               18,555              18,555
      Investment advisory fees.......................................            10,148               15,803              10,162
      Licensing fees.................................................             7,431                3,720               2,671
      Printing fees..................................................             3,725                5,087               4,204
Other liabilities....................................................            11,182               13,757              11,942
                                                                        ---------------      ---------------     ---------------
         Total Liabilities...........................................            51,041            6,706,013              47,534
                                                                        ---------------      ---------------     ---------------

NET ASSETS...........................................................     $  27,753,714        $  34,353,683       $  31,255,314
                                                                        ===============      ===============     ===============

NET ASSETS consist of:
Paid-in capital......................................................     $  29,801,788        $  37,065,984       $  32,817,656
Par value............................................................            19,000               15,500              12,500
Accumulated net investment income (loss).............................            58,572               12,656               4,321
Accumulated net realized gain (loss) on investments..................        (2,748,632)          (2,732,594)         (2,259,723)
Net unrealized appreciation (depreciation) on investments............           622,986               (7,863)            680,560
                                                                        ---------------      ---------------     ---------------
NET ASSETS...........................................................     $  27,753,714        $  34,353,683       $  31,255,314
                                                                        ===============      ===============     ===============

NET ASSET VALUE, per share...........................................     $       14.61        $       22.16       $       25.00
                                                                        ===============      ===============     ===============

Number of shares outstanding
(unlimited number of shares authorized, par value $0.01 per share)...         1,900,002            1,550,002           1,250,002
                                                                        ---------------      ---------------     ---------------

Investments at cost..................................................     $  27,121,562        $  34,385,202       $  30,602,768
                                                                        ===============      ===============     ===============


Page 100               See Notes to Financial Statements




         First Trust               First Trust               First Trust
          Small Cap              Large Cap Value          Large Cap Growth              First Trust               First Trust
            Core                  Opportunities             Opportunities             Multi Cap Value          Multi Cap Growth
       AlphaDEX(R) Fund         AlphaDEX(R) Fund          AlphaDEX(R) Fund            AlphaDEX(R) Fund         AlphaDEX(R) Fund
     -------------------       -------------------       -------------------        -------------------       -------------------


        $  26,672,736             $  35,377,613              $  22,954,959             $  15,144,072            $    6,869,811
                1,176                        --                         --                       851                        --

                   --                        --                         --                        --                        --
              145,606                        --                         --                        --                    17,745
               10,417                    44,016                      6,392                    13,671                     1,979
                   --                         1                         --                        --                        --
                   --                        --                         --                        --                       105
                  282                       725                        575                       263                       255
      ---------------           ---------------            ---------------           ---------------           ---------------
           26,830,217                35,422,355                 22,961,926                15,158,857                 6,889,895
      ---------------           ---------------            ---------------           ---------------           ---------------


                   --                        --                         --                        --                        --

                   --                        --                         --                        --                        --
              120,001                        --                         --                        --                    18,660
               18,555                    18,555                     18,555                    18,555                    18,555
                6,034                    13,101                      9,463                     1,963                        --
                2,041                     3,105                      2,172                     1,191                       647
                3,292                     4,916                      4,154                     2,431                     1,196
               11,309                    13,888                     11,245                    10,850                     7,581
      ---------------           ---------------            ---------------           ---------------           ---------------
              161,232                    53,565                     45,589                    34,990                    46,639
      ---------------           ---------------            ---------------           ---------------           ---------------

        $  26,668,985             $  35,368,790              $  22,916,337             $  15,123,867            $    6,843,256
      ===============           ===============            ===============           ===============           ===============


        $  28,775,831             $  39,108,330              $  33,276,340             $  15,503,732            $    9,621,172
               11,500                    16,000                     10,500                     6,500                     3,000
                  250                    25,351                     (4,097)                    7,791                    (3,067)
           (2,769,859)               (4,522,305)               (10,855,411)                 (758,353)               (3,165,029)
              651,263                   741,414                    489,005                   364,197                   387,180
      ---------------           ---------------            ---------------           ---------------           ---------------
        $  26,668,985             $  35,368,790              $  22,916,337             $  15,123,867            $    6,843,256
      ===============           ===============            ===============           ===============           ===============

        $       23.19             $       22.11              $       21.83             $       23.27            $        22.81
      ===============           ===============            ===============           ===============           ===============


            1,150,002                 1,600,002                  1,050,002                   650,002                   300,002
      ---------------           ---------------            ---------------           ---------------           ---------------

        $  26,021,473             $  34,636,199              $  22,465,954             $  14,779,875            $    6,482,631
      ===============           ===============            ===============           ===============           ===============


                       See Notes to Financial Statements               Page 101




FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Statements of Operations
For the Six Months Ended January 31, 2010 (Unaudited)


                                                                           First Trust          First Trust
                                                                            Consumer             Consumer           First Trust
                                                                          Discretionary           Staples             Energy
                                                                         AlphaDEX(R) Fund     AlphaDEX(R) Fund    AlphaDEX(R) Fund
                                                                        ------------------  ------------------- -------------------

INVESTMENT INCOME:
Dividends ............................................................. $       112,431      $       120,099     $       107,372
Interest...............................................................               1                    2                   1
                                                                        ---------------      ---------------     ---------------
      Total investment income..........................................         112,432              120,101             107,373
                                                                        ---------------      ---------------     ---------------

EXPENSES:
Investment advisory fees...............................................          50,826               32,694              57,857
Audit and tax fees.....................................................          14,865               14,865              14,865
Licensing fees.........................................................          10,165                6,539              11,571
Accounting and administration fees.....................................           7,872                3,567               6,888
Legal fees.............................................................           3,823                1,618               7,269
Printing fees..........................................................           2,960                4,295               7,044
Listing fees...........................................................           2,702                2,703               2,702
Custodian fees.........................................................           1,263                 (639)                729
Trustees' fees and expenses............................................             832                1,126               1,805
Transfer agent fees....................................................             508                  327                 579
Registration and filing fees...........................................              67                   13                  51
Other expenses.........................................................           1,248                1,317               2,011
                                                                        ---------------      ---------------     ---------------
      Total expenses...................................................          97,131               68,425             113,371
      Less fees waived and expenses reimbursed by the
         investment advisor............................................         (25,975)             (22,654)            (32,371)
                                                                        ---------------      ---------------     ---------------
      Net expenses.....................................................          71,156               45,771              81,000
                                                                        ---------------      ---------------     ---------------

NET INVESTMENT INCOME (LOSS)...........................................          41,276               74,330              26,373
                                                                        ---------------      ---------------     ---------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments......................................................         (18,654)              50,734            (180,165)
      In-kind redemptions..............................................         457,059              191,787           1,433,849
                                                                        ---------------      ---------------     ---------------
Net realized gain (loss)...............................................         438,405              242,521           1,253,684

Net change in unrealized appreciation (depreciation) on investments...         (158,327)             551,756          (1,019,319)
                                                                        ---------------      ---------------     ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................         280,078              794,277             234,365
                                                                        ---------------      ---------------     ---------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS.................................................. $       321,354      $       868,607     $       260,738
                                                                        ===============      ===============     ===============


Page 102               See Notes to Financial Statements




                                                            First Trust
         First Trust              First Trust               Industrials/               First Trust               First Trust
         Financials               Health Care             Producer Durables             Materials                 Technology
      AlphaDEX(R) Fund          AlphaDEX(R) Fund          AlphaDEX(R) Fund          AlphaDEX(R) Fund           AlphaDEX(R) Fund
  ----------------------     ----------------------    ----------------------     ----------------------    ----------------------


     $        196,022          $         52,007           $         92,225          $        407,181          $         25,768
                    2                         2                          2                         3                         2
   ------------------        ------------------         ------------------        ------------------        ------------------
              196,024                    52,009                     92,227                   407,184                    25,770
   ------------------        ------------------         ------------------        ------------------        ------------------


               54,026                    60,130                     26,113                    63,076                    47,690
               14,865                    14,865                     14,865                    14,865                    14,865
               10,805                    12,026                      5,223                    12,615                     9,538
                7,767                     6,277                      3,635                     7,600                     4,517
                3,639                     4,056                      1,814                     4,659                     3,955
                3,697                     9,358                         80                     4,729                     5,921
                2,703                     2,703                      2,703                     2,703                     2,703
                  877                      (900)                        90                     1,001                       428
                1,323                     1,916                        509                     1,517                     1,514
                  540                       601                        261                       631                       477
                   62                        33                         18                        72                        22
                1,735                     1,264                      1,135                     1,579                     1,562
   ------------------        ------------------         ------------------        ------------------        ------------------
              102,039                   112,329                     56,446                   115,047                    93,192

              (26,402)                  (28,148)                   (19,888)                  (26,741)                  (26,425)
   ------------------        ------------------         ------------------        ------------------        ------------------
               75,637                    84,181                     36,558                    88,306                    66,767
   ------------------        ------------------         ------------------        ------------------        ------------------

              120,387                   (32,172)                    55,669                   318,878                   (40,997)
   ------------------        ------------------         ------------------        ------------------        ------------------



             (129,751)                  101,288                    (49,687)                  (54,745)                  (73,406)
              974,834                 2,640,049                  1,248,514                 3,028,193                 1,645,695
   ------------------        ------------------         ------------------        ------------------        ------------------
              845,083                 2,741,337                  1,198,827                 2,973,448                 1,572,289

              624,032                 1,373,865                    (80,889)               (2,648,301)                   40,529
   ------------------        ------------------         ------------------        ------------------        ------------------
            1,469,115                 4,115,202                  1,117,938                   325,147                 1,612,818
   ------------------        ------------------         ------------------        ------------------        ------------------


     $      1,589,502          $      4,083,030           $      1,173,607          $        644,025          $      1,571,821
   ==================        ==================         ==================        ==================        ==================


                       See Notes to Financial Statements               Page 103




FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Statements of Operations (Continued)
For the Six Months Ended January 31, 2010 (Unaudited)


                                                                                                First Trust         First Trust
                                                                           First Trust           Large Cap            Mid Cap
                                                                            Utilities              Core                Core
                                                                        AlphaDEX(R) Fund      AlphaDEX(R) Fund    AlphaDEX(R) Fund
                                                                       -------------------  ------------------- -------------------

INVESTMENT INCOME:
Dividends ............................................................   $      354,738       $      241,948      $      164,722
Interest..............................................................                2                    2                   1
                                                                        ---------------      ---------------     ---------------
      Total investment income.........................................          354,740              241,950             164,723
                                                                        ---------------      ---------------     ---------------

EXPENSES:
Investment advisory fees..............................................           49,543               68,784              48,966
Audit and tax fees....................................................           14,865               14,865              14,865
Licensing fees........................................................            9,909               13,757               9,793
Accounting and administration fees....................................            5,173                9,819               8,021
Legal fees............................................................            2,432                4,525               4,329
Printing fees.........................................................            6,062                9,087               6,560
Listing fees..........................................................            2,703                2,703               2,703
Custodian fees........................................................           (1,444)              (1,686)               (665)
Trustees' fees and expenses...........................................            1,601                  983                 670
Transfer agent fees...................................................              495                  688                 490
Registration and filing fees..........................................               30                   55                  39
Other expenses........................................................            1,837                2,545               1,461
                                                                        ---------------      ---------------     ---------------
      Total expenses..................................................           93,206              126,125              97,232
      Less fees waived and expenses reimbursed by the
         investment advisor...........................................          (23,845)             (29,829)            (28,679)
                                                                        ---------------      ---------------     ---------------
      Net expenses....................................................           69,361               96,296              68,553
                                                                        ---------------      ---------------     ---------------

NET INVESTMENT INCOME (LOSS)..........................................          285,379              145,654              96,170
                                                                        ---------------      ---------------     ---------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments.....................................................         (215,197)            (395,665)           (226,483)
      In-kind redemptions.............................................          381,354            3,643,824           2,274,060
                                                                        ---------------      ---------------     ---------------
Net realized gain (loss)..............................................          166,157            3,248,159           2,047,577

Net change in unrealized appreciation (depreciation) on investments...          370,068           (1,527,900)           (561,941)
                                                                        ---------------      ---------------     ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...............................          536,225            1,720,259           1,485,636
                                                                        ---------------      ---------------     ---------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS.................................................    $     821,604       $    1,865,913      $    1,581,806
                                                                         ===============     ===============     ===============


Page 104               See Notes to Financial Statements




        First Trust                First Trust               First Trust
         Small Cap               Large Cap Value          Large Cap Growth              First Trust               First Trust
           Core                   Opportunities             Opportunities             Multi Cap Value          Multi Cap Growth
      AlphaDEX(R) Fund          AlphaDEX(R) Fund          AlphaDEX(R) Fund           AlphaDEX(R) Fund          AlphaDEX(R) Fund
  ----------------------     ----------------------    ----------------------     ----------------------    ----------------------


   $           80,011        $          317,102         $           77,327        $          141,175        $           20,077
                    2                         3                          2                         3                         1
   ------------------        ------------------         ------------------        ------------------        ------------------
               80,013                   317,105                     77,329                   141,178                    20,078
   ------------------        ------------------         ------------------        ------------------        ------------------


               39,423                    63,371                     49,447                    29,932                    16,532
               14,865                    14,865                     14,865                    14,865                    14,865
                7,885                    12,674                      9,889                     5,986                     3,306
                8,937                     7,684                      6,049                    10,872                     7,062
                4,172                     3,263                      2,431                     1,884                       486
                4,495                     9,824                      6,441                   (20,440)                      211
                2,702                     2,702                      2,703                     2,703                     2,703
                 (559)                   (2,906)                       127                       920                      (487)
                  792                     1,943                     (3,829)                      982                         6
                  394                       634                        494                       299                       165
                  106                        26                         16                         3                         2
                1,238                     2,531                      2,082                     1,417                       993
   ------------------        ------------------         ------------------        ------------------        ------------------
               84,450                   116,611                     90,715                    49,423                    45,844

              (29,258)                  (27,892)                   (21,489)                   (7,518)                  (22,699)
   ------------------        ------------------         ------------------        ------------------        ------------------
               55,192                    88,719                     69,226                    41,905                    23,145
   ------------------        ------------------         ------------------        ------------------        ------------------

               24,821                   228,386                      8,103                    99,273                    (3,067)
   ------------------        ------------------         ------------------        ------------------        ------------------



             (228,143)                 (461,944)                  (165,387)                 (147,194)                  (30,095)
            1,361,092                 3,984,787                  2,942,106                 2,366,109                 1,130,821
   ------------------        ------------------         ------------------        ------------------        ------------------
            1,132,949                 3,522,843                  2,776,719                 2,218,915                 1,100,726

              (81,000)                 (749,653)                (1,488,912)                 (808,017)                 (541,276)
   ------------------        ------------------         ------------------        ------------------        ------------------
            1,051,949                 2,773,190                  1,287,807                 1,410,898                   559,450
   ------------------        ------------------         ------------------        ------------------        ------------------


   $        1,076,770        $        3,001,576         $        1,295,910        $        1,510,171        $          556,383
   ==================        ==================         ==================        ==================        ==================


                       See Notes to Financial Statements               Page 105




FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Statements of Changes in Net Assets


                                                                                                        First Trust
                                                                                                  Consumer Discretionary
                                                                                                      AlphaDEX(R) Fund
                                                                                       ---------------------------------------------
                                                                                         For the Six Months
                                                                                                Ended             For the Year
                                                                                          January 31, 2010            Ended
                                                                                             (Unaudited)          July 31, 2009
                                                                                        ---------------------  -------------------

OPERATIONS:
      Net investment income (loss)....................................................  $        41,276       $        42,606
      Net realized gain (loss) .......................................................          438,405            (3,057,559)
      Net change in unrealized appreciation (depreciation) ...........................         (158,327)              957,867
                                                                                        ---------------       ---------------
      Net increase (decrease) in net assets resulting from operations.................          321,354            (2,057,086)
                                                                                        ---------------       ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income ..........................................................          (44,000)              (43,047)
      Net realized gain...............................................................               --                    --
      Return of capital...............................................................               --                   (13)
                                                                                        ---------------       ---------------
      Total distributions to shareholders.............................................          (44,000)              (43,060)
                                                                                        ---------------       ---------------

SHAREHOLDER TRANSACTIONS:
      Proceeds from shares sold.......................................................       42,411,135             8,472,100
      Cost of shares redeemed.........................................................       (2,312,412)           (3,532,147)
                                                                                        ---------------       ---------------
      Net increase (decrease) in net assets resulting from shareholder transactions...       40,098,723             4,939,953
                                                                                        ---------------       ---------------

      Total increase (decrease) in net assets.........................................       40,376,077             2,839,807

NET ASSETS:
      Beginning of period.............................................................        6,386,415             3,546,608
                                                                                        ---------------       ---------------

      End of period...................................................................  $    46,762,492       $     6,386,415
                                                                                        ===============       ===============

      Accumulated net investment income (loss) at end of period.......................  $        (2,724)      $            --
                                                                                        ===============       ===============



CHANGES IN SHARES OUTSTANDING:
      Shares outstanding, beginning of period.........................................          500,002               250,002
      Shares sold.....................................................................        2,850,000               650,000
      Shares redeemed.................................................................         (150,000)             (400,000)
                                                                                        ---------------       ---------------
      Shares outstanding, end of period...............................................        3,200,002               500,002
                                                                                        ===============       ===============


Page 106               See Notes to Financial Statements




                 First Trust                                 First Trust                                 First Trust
              Consumer Staples                                 Energy                                    Financials
               AlphaDEX(R) Fund                              AlphaDEX(R) Fund                          AlphaDEX(R) Fund
-------------------------------------------  -----------------------------------------  --------------------------------------------
  For the Six Months                          For the Six Months                          For the Six Months
         Ended             For the Year              Ended             For the Year              Ended            For the Year
   January 31, 2010            Ended           January 31, 2010            Ended           January 31, 2010           Ended
      (Unaudited)          July 31, 2009          (Unaudited)          July 31, 2009          (Unaudited)         July 31, 2009
 --------------------  --------------------  --------------------  -------------------   --------------------  ---------------------


 $       74,330        $      147,606        $       26,373        $       15,209        $      120,387        $      134,632
        242,521            (1,582,565)            1,253,684            (5,051,652)              845,083            (2,248,764)
        551,756             1,011,613            (1,019,319)            2,173,380               624,032             1,075,521
 --------------        --------------        --------------        --------------        --------------        --------------
        868,607              (423,346)              260,738            (2,863,063)            1,589,502            (1,038,611)
 --------------        --------------        --------------        --------------        --------------        --------------


        (74,880)             (139,591)              (36,720)              (15,209)             (104,520)             (120,540)
             --                    --                    --                    --                    --                    --
             --                    --                    --                (3,031)                   --                    --
 --------------        --------------        --------------        --------------        --------------        --------------
        (74,880)             (139,591)              (36,720)              (18,240)             (104,520)             (120,540)
 --------------        --------------        --------------        --------------        --------------        --------------


     11,293,985            13,674,307            37,370,262             6,283,433            45,438,343             9,278,615
     (2,575,827)           (6,788,705)           (6,685,434)           (2,218,570)           (3,660,865)           (1,685,661)
 --------------        --------------        --------------        --------------        --------------        --------------
      8,718,158             6,885,602            30,684,828             4,064,863            41,777,478             7,592,954
 --------------        --------------        --------------        --------------        --------------        --------------

      9,511,885             6,322,665            30,908,846             1,183,560            43,262,460             6,433,803


      9,017,194             2,694,529             9,530,556             8,346,996             8,295,288             1,861,485
 --------------        --------------        --------------        --------------        --------------        --------------

 $   18,529,079        $    9,017,194        $   40,439,402        $    9,530,556        $   51,557,748        $    8,295,288
 ==============        ==============        ==============        ==============        ==============        ==============

 $       10,866        $       11,416        $      (10,347)       $           --        $       31,253        $       15,386
 ==============        ==============        ==============        ==============        ==============        ==============




        550,002               150,002               700,002               350,002               800,002               150,002
        650,000               800,000             2,250,000               550,000             3,700,000               850,000
       (150,000)             (400,000)             (400,000)             (200,000)             (300,000)             (200,000)
 --------------        --------------        --------------        --------------        --------------        --------------
      1,050,002               550,002             2,550,002               700,002             4,200,002               800,002
 ==============        ==============        ==============        ==============        ==============        ==============


                       See Notes to Financial Statements                Page 107




FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Statements of Changes in Net Assets (Continued)


                                                                                                        First Trust
                                                                                                        Health Care
                                                                                                      AlphaDEX(R) Fund
                                                                                       ---------------------------------------------
                                                                                         For the Six Months
                                                                                                Ended               For the Year
                                                                                          January 31, 2010              Ended
                                                                                             (Unaudited)            July 31, 2009
                                                                                       ----------------------    -------------------

OPERATIONS:
      Net investment income (loss)....................................................  $       (32,172)        $       (20,434)
      Net realized gain (loss) .......................................................        2,741,337              (2,883,414)
      Net change in unrealized appreciation (depreciation) ...........................        1,373,865               2,041,041
                                                                                        ---------------         ---------------
      Net increase (decrease) in net assets resulting from operations.................        4,083,030                (862,807)
                                                                                        ---------------         ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income ..........................................................               --                      --
      Net realized gain...............................................................               --                      --
      Return of capital...............................................................               --                      --
                                                                                        ---------------         ---------------
      Total distributions to shareholders.............................................               --                      --
                                                                                        ---------------         ---------------

SHAREHOLDER TRANSACTIONS:
      Proceeds from shares sold.......................................................       28,925,750               8,039,300
      Cost of shares redeemed.........................................................       (9,328,884)               (681,813)
                                                                                        ---------------         ---------------
      Net increase (decrease) in net assets resulting from shareholder transactions...       19,596,866               7,357,487
                                                                                        ---------------         ---------------

      Total increase (decrease) in net assets.........................................       23,679,896               6,494,680

NET ASSETS:
      Beginning of period.............................................................       15,015,248               8,520,568
                                                                                        ---------------         ---------------

      End of period...................................................................  $    38,695,144         $    15,015,248
                                                                                        ===============         ===============

      Accumulated net investment income (loss) at end of period.......................  $       (32,172)        $            --
                                                                                        ===============         ===============



CHANGES IN SHARES OUTSTANDING:
      Shares outstanding, beginning of period.........................................          850,002                 450,002
      Shares sold.....................................................................        1,400,000                 450,000
      Shares redeemed.................................................................         (450,000)                (50,000)
                                                                                        ---------------         ---------------
      Shares outstanding, end of period...............................................        1,800,002                 850,002
                                                                                        ===============         ===============



Page 108               See Notes to Financial Statements




                 First Trust                                 First Trust                                 First Trust
        Industrials/Producer Durables                         Materials                                  Technology
               AlphaDEX(R) Fund                           AlphaDEX(R) Fund                             AlphaDEX(R) Fund
-------------------------------------------  ------------------------------------------  -------------------------------------------
  For the Six Months                          For the Six Months                          For the Six Months
         Ended             For the Year              Ended             For the Year              Ended            For the Year
   January 31, 2010            Ended           January 31, 2010            Ended           January 31, 2010           Ended
      (Unaudited)          July 31, 2009          (Unaudited)          July 31, 2009          (Unaudited)         July 31, 2009
 --------------------  --------------------  --------------------  --------------------  --------------------  ---------------------


 $       55,669        $       38,638        $      318,878        $       86,270        $      (40,997)       $      (13,654)
      1,198,827            (1,875,690)            2,973,448            (3,552,348)            1,572,289            (4,830,149)
        (80,889)              860,831            (2,648,301)            1,739,421                40,529             2,106,384
 --------------        --------------        --------------        --------------        --------------        --------------
      1,173,607              (976,221)              644,025            (1,726,657)            1,571,821            (2,737,419)
 --------------        --------------        --------------        --------------        --------------        --------------


        (62,000)              (34,770)             (326,040)              (81,375)                   --                    --
             --                    --                    --                    --                    --                    --
             --                    --                    --                    --                    --                    --
 --------------        --------------        --------------        --------------        --------------        --------------
        (62,000)              (34,770)             (326,040)              (81,375)                   --                    --
 --------------        --------------        --------------        --------------        --------------        --------------


     15,615,136             2,038,171            58,652,964            11,042,270            21,086,663             9,467,594
     (5,038,631)                   --           (11,502,465)           (4,786,227)           (6,924,546)           (3,259,388)
 --------------        --------------        --------------        --------------        --------------        --------------
     10,576,505             2,038,171            47,150,499             6,256,043            14,162,117             6,208,206
 --------------        --------------        --------------        --------------        --------------        --------------

     11,688,112             1,027,180            47,468,484             4,448,011            15,733,938             3,470,787


      5,411,668             4,384,488             9,921,992             5,473,981            12,374,413             8,903,626
 --------------        --------------        --------------        --------------        --------------        --------------

 $   17,099,780        $    5,411,668        $   57,390,476        $    9,921,992        $   28,108,351        $   12,374,413
 ==============        ==============        ==============        ==============        ==============        ==============

 $         (768)       $        5,563        $       (1,053)       $        6,109        $      (40,997)       $           --
 ==============        ==============        ==============        ==============        ==============        ==============




        450,002               250,002               650,002               250,002               855,000               505,000
      1,100,000               200,000             3,150,000               800,000             1,250,000               650,000
       (350,000)                   --              (600,000)             (400,000)             (400,000)             (300,000)
 --------------        --------------        --------------        --------------        --------------        --------------
      1,200,002               450,002             3,200,002               650,002             1,705,000               855,000
 ==============        ==============        ==============        ==============        ==============        ==============


                       See Notes to Financial Statements                Page 109




FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Statements of Changes in Net Assets (Continued)


                                                                                                         First Trust
                                                                                                          Utilities
                                                                                                       AlphaDEX(R) Fund
                                                                                        --------------------------------------------
                                                                                          For the Six Months
                                                                                                 Ended             For the Year
                                                                                           January 31, 2010            Ended
                                                                                              (Unaudited)          July 31, 2009
                                                                                        ----------------------  -------------------

OPERATIONS:
      Net investment income (loss)....................................................    $       285,379       $       552,921
      Net realized gain (loss) .......................................................            166,157            (3,284,630)
      Net change in unrealized appreciation (depreciation) ...........................            370,068               446,425
                                                                                          ---------------       ---------------
      Net increase (decrease) in net assets resulting from operations.................            821,604            (2,285,284)
                                                                                          ---------------       ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income ..........................................................           (253,925)             (547,701)
      Net realized gain...............................................................                 --                    --
      Return of capital...............................................................                 --                    --
                                                                                          ---------------       ---------------
      Total distributions to shareholders.............................................           (253,925)             (547,701)
                                                                                          ---------------       ---------------

SHAREHOLDER TRANSACTIONS:
      Proceeds from shares sold.......................................................         18,815,232            16,507,793
      Cost of shares redeemed.........................................................         (5,288,742)           (5,681,893)
                                                                                          ---------------       ---------------
      Net increase (decrease) in net assets resulting from shareholder transactions...         13,526,490            10,825,900
                                                                                          ---------------       ---------------

      Total increase (decrease) in net assets.........................................         14,094,169             7,992,915

NET ASSETS:
      Beginning of period.............................................................         13,659,545             5,666,630
                                                                                          ---------------       ---------------

      End of period...................................................................    $    27,753,714       $    13,659,545
                                                                                          ===============       ===============

      Accumulated net investment income (loss) at end of period.......................    $        58,572       $        27,118
                                                                                          ===============       ===============



CHANGES IN SHARES OUTSTANDING:
      Shares outstanding, beginning of period.........................................          1,000,002               350,002
      Shares sold.....................................................................          1,250,000             1,150,000
      Shares redeemed.................................................................           (350,000)             (500,000)
                                                                                          ---------------       ---------------
      Shares outstanding, end of period...............................................          1,900,002             1,000,002
                                                                                          ===============       ===============


Page 110               See Notes to Financial Statements




                 First Trust                                 First Trust                                 First Trust
               Large Cap Core                               Mid Cap Core                               Small Cap Core
               AlphaDEX(R) Fund                           AlphaDEX(R) Fund                             AlphaDEX(R) Fund
-------------------------------------------  ------------------------------------------  -------------------------------------------
  For the Six Months                          For the Six Months                          For the Six Months
         Ended             For the Year              Ended             For the Year              Ended            For the Year
   January 31, 2010            Ended           January 31, 2010            Ended           January 31, 2010           Ended
      (Unaudited)          July 31, 2009          (Unaudited)          July 31, 2009          (Unaudited)         July 31, 2009
 --------------------  --------------------  --------------------  --------------------  --------------------  ---------------------


 $      145,654        $      197,293        $       96,170        $       83,163        $       24,821        $       30,784
      3,248,159            (4,466,606)            2,047,577            (3,130,320)            1,132,949            (3,002,849)
     (1,527,900)            2,129,465              (561,941)            1,408,480               (81,000)              940,551
 --------------        --------------        --------------        --------------        --------------        --------------
      1,865,913            (2,139,848)            1,581,806            (1,638,677)            1,076,770            (2,031,514)
 --------------        --------------        --------------        --------------        --------------        --------------


       (141,050)             (198,901)              (94,605)              (83,600)              (27,030)              (28,860)
             --                    --                    --                    --                    --                    --
             --                    --                    --                    --                    --                    --
 --------------        --------------        --------------        --------------        --------------        --------------
       (141,050)             (198,901)              (94,605)              (83,600)              (27,030)              (28,860)
 --------------        --------------        --------------        --------------        --------------        --------------


     37,172,344             3,101,779            30,199,396                    --            22,202,535             2,059,729
    (18,263,498)           (1,842,085)           (9,230,267)                   --            (4,890,389)           (1,608,061)
 --------------        --------------        --------------        --------------        --------------        --------------
     18,908,846             1,259,694            20,969,129                    --            17,312,146               451,668
 --------------        --------------        --------------        --------------        --------------        --------------

     20,633,709            (1,079,055)           22,456,330            (1,722,277)           18,361,886            (1,608,706)


     13,719,974            14,799,029             8,798,984            10,521,261             8,307,099             9,915,805
 --------------        --------------        --------------        --------------        --------------        --------------

 $   34,353,683        $   13,719,974        $   31,255,314        $    8,798,984        $   26,668,985        $    8,307,099
 ==============        ==============        ==============        ==============        ==============        ==============

 $       12,656        $        8,052        $        4,321        $        2,756        $          250        $        2,459
 ==============        ==============        ==============        ==============        ==============        ==============




        700,002               600,002               400,002               400,002               400,002               400,002
      1,650,000               200,000             1,200,000                    --               950,000               100,000
       (800,000)             (100,000)             (350,000)                   --              (200,000)             (100,000)
 --------------        --------------        --------------        --------------        --------------        --------------
      1,550,002               700,002             1,250,002               400,002             1,150,002               400,002
 ==============        ==============        ==============        ==============        ==============        ==============


                       See Notes to Financial Statements                Page 111




FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Statements of Changes in Net Assets (Continued)


                                                                                                         First Trust
                                                                                                Large Cap Value Opportunities
                                                                                                       AlphaDEX(R) Fund
                                                                                       ---------------------------------------------
                                                                                          For the Six Months
                                                                                                 Ended             For the Year
                                                                                           January 31, 2010            Ended
                                                                                              (Unaudited)          July 31, 2009
                                                                                        ----------------------  -------------------

OPERATIONS:
      Net investment income (loss)...................................................    $       228,386       $       421,012
      Net realized gain (loss) ......................................................          3,522,843            (8,630,413)
      Net change in unrealized appreciation (depreciation) ..........................           (749,653)            3,008,229
                                                                                         ---------------       ---------------
      Net increase (decrease) in net assets resulting from operations................          3,001,576            (5,201,172)
                                                                                         ---------------       ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income .........................................................           (224,000)             (422,101)
      Net realized gain..............................................................                 --                    --
      Return of capital..............................................................                 --                    --
                                                                                         ---------------       ---------------
      Total distributions to shareholders............................................           (224,000)             (422,101)
                                                                                         ---------------       ---------------

SHAREHOLDER TRANSACTIONS:
      Proceeds from shares sold......................................................         29,186,909            11,235,645
      Cost of shares redeemed........................................................        (14,736,375)          (10,635,114)
                                                                                         ---------------       ---------------
      Net increase (decrease) in net assets resulting from shareholder transactions..         14,450,534               600,531
                                                                                         ---------------       ---------------

      Total increase (decrease) in net assets........................................         17,228,110            (5,022,742)

NET ASSETS:
      Beginning of period............................................................         18,140,680            23,163,422
                                                                                         ---------------       ---------------

      End of period..................................................................    $    35,368,790       $    18,140,680
                                                                                         ===============       ===============

      Accumulated net investment income (loss) at end of period......................    $        25,351       $        20,965
                                                                                         ===============       ===============



CHANGES IN SHARES OUTSTANDING:
      Shares outstanding, beginning of period........................................            950,002             1,000,002
      Shares sold....................................................................          1,300,000               600,000
      Shares redeemed................................................................           (650,000)             (650,000)
                                                                                         ---------------       ---------------
      Shares outstanding, end of period..............................................          1,600,002               950,002
                                                                                         ===============       ===============


Page 112               See Notes to Financial Statements




                 First Trust                                 First Trust                                 First Trust
       Large Cap Growth Opportunities                      Multi Cap Value                            Multi Cap Growth
               AlphaDEX(R) Fund                           AlphaDEX(R) Fund                            AlphaDEX(R) Fund
-------------------------------------------  ------------------------------------------  -------------------------------------------
  For the Six Months                          For the Six Months                          For the Six Months
         Ended             For the Year              Ended             For the Year              Ended            For the Year
   January 31, 2010            Ended           January 31, 2010            Ended           January 31, 2010           Ended
      (Unaudited)          July 31, 2009          (Unaudited)          July 31, 2009          (Unaudited)         July 31, 2009
 --------------------  --------------------  --------------------  --------------------  --------------------  ---------------------


 $        8,103        $       94,557        $       99,273        $       95,725        $       (3,067)       $       16,640
      2,776,719           (12,683,155)            2,218,915            (1,854,581)            1,100,726            (2,536,694)
     (1,488,912)            1,374,852              (808,017)            1,990,405              (541,276)              393,003
 --------------        --------------        --------------        --------------        --------------        --------------
      1,295,910           (11,213,746)            1,510,171               231,549               556,383            (2,127,051)
 --------------        --------------        --------------        --------------        --------------        --------------


        (12,200)              (97,291)              (94,250)              (96,701)                   --               (16,640)
             --                    --                    --                    --                    --                    --
             --                (2,679)                   --                    --                    --                (1,410)
 --------------        --------------        --------------        --------------        --------------        --------------
        (12,200)              (99,970)              (94,250)              (96,701)                   --               (18,050)
 --------------        --------------        --------------        --------------        --------------        --------------


     23,932,499             1,780,099            11,854,989             6,197,334             7,076,879             2,208,339
    (16,260,123)          (13,710,082)           (8,247,867)             (877,994)           (5,985,532)           (3,155,370)
 --------------        --------------        --------------        --------------        --------------        --------------
      7,672,376           (11,929,983)            3,607,122             5,319,340             1,091,347              (947,031)
 --------------        --------------        --------------        --------------        --------------        --------------

      8,956,086           (23,243,699)            5,023,043             5,454,188             1,647,730            (3,092,132)


     13,960,251            37,203,950            10,100,824             4,646,636             5,195,526             8,287,658
 --------------        --------------        --------------        --------------        --------------        --------------

 $   22,916,337        $   13,960,251        $   15,123,867        $   10,100,824        $    6,843,256        $    5,195,526
 ==============        ==============        ==============        ==============        ==============        ==============

 $       (4,097)       $           --        $        7,791        $        2,768        $       (3,067)       $           --
 ==============        ==============        ==============        ==============        ==============        ==============




        700,002             1,400,002               500,002               200,002               250,002               300,002
      1,050,000               100,000               500,000               350,000               300,000               100,000
       (700,000)             (800,000)             (350,000)              (50,000)             (250,000)             (150,000)
 --------------        --------------        --------------        --------------        --------------        --------------
      1,050,002               700,002               650,002               500,002               300,002               250,002
 ==============        ==============        ==============        ==============        ==============        ==============


                       See Notes to Financial Statements                Page 113




FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period

First Trust Consumer Discretionary AlphaDEX(R) Fund

                                                           For the Six                                            For the Period
                                                          Months Ended          For the            For the        May 8, 2007 (a)
                                                        January 31, 2010      Year Ended         Year Ended           through
                                                           (Unaudited)       July 31, 2009      July 31, 2008      July 31, 2007
                                                      -------------------  -----------------  -----------------  -------------------

Net asset value, beginning of period                      $    12.77         $    14.19         $    18.83         $    20.00
                                                          ----------         ----------         ----------         ----------
Income from investment operations:
Net investment income (loss)                                    0.02               0.10               0.08               0.00(b) (f)
Net realized and unrealized gain (loss)                         1.84              (1.42)             (4.64)             (1.17)
                                                          ----------         ----------         ----------         ----------
Total from investment operations                                1.86              (1.32)             (4.56)             (1.17)
                                                          ----------         ----------         ----------         ----------
Distributions paid to shareholders from:
Net investment income                                          (0.02)             (0.10)             (0.08)                --
Return of capital                                                 --              (0.00)(f)             --                 --
                                                          ----------         ----------         ----------         ----------
Total distributions                                            (0.02)             (0.10)             (0.08)                --
                                                          ----------         ----------         ----------         ----------
Net asset value, end of period                            $    14.61         $    12.77         $    14.19         $    18.83
                                                          ==========         ==========         ==========         ==========
TOTAL RETURN (c)                                              14.58%            (9.12)%           (24.24)%            (5.85)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $   46,762         $    6,386         $    3,547         $    1,883
Ratios to average net assets:
Ratio of total expenses to average net assets                  0.96%(d)           1.59%              3.36%             11.39%(d)
Ratio of net expenses to average net assets                    0.70%(d)           0.70%              0.70%              0.70%(d)
Ratio of net investment income (loss) to average net assets    0.41%(d)           1.00%              0.58%              0.04%(d)
Portfolio turnover rate (e)                                      49%               133%                91%                34%


First Trust Consumer Staples AlphaDEX(R) Fund
                                                           For the Six                                            For the Period
                                                          Months Ended          For the            For the        May 8, 2007 (a)
                                                        January 31, 2010      Year Ended         Year Ended           through
                                                           (Unaudited)       July 31, 2009      July 31, 2008      July 31, 2007
                                                      ------------------  ------------------  -----------------  -------------------

Net asset value, beginning of period                      $    16.39         $    17.96         $    19.11         $    20.00
                                                          ----------         ----------         ----------         ----------
Income from investment operations:
Net investment income (loss)                                    0.07               0.25               0.21               0.04(b)
Net realized and unrealized gain (loss)                         1.27              (1.57)             (1.14)             (0.93)
                                                          ----------         ----------         ----------         ----------
Total from investment operations                                1.34              (1.32)             (0.93)             (0.89)

Distributions paid to shareholders from:
Net investment income                                          (0.08)             (0.25)             (0.22)                --
                                                          ----------         ----------         ----------         ----------
Net asset value, end of period                            $    17.65         $    16.39         $    17.96         $    19.11
                                                          ==========         ==========         ==========         ==========
TOTAL RETURN (c)                                               8.19%            (7.14)%            (4.86)%            (4.45)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                        $ 18,529         $    9,017         $    2,695         $    2,866
Ratios to average net assets:
Ratio of total expenses to average net assets                  1.05%(d)           1.30%              2.55%              9.34%(d)
Ratio of net expenses to average net assets                    0.70%(d)           0.70%              0.70%              0.70%(d)
Ratio of net investment income (loss) to average net assets    1.14%(d)           1.99%              1.10%              0.98%(d)
Portfolio turnover rate (e)                                      40%               145%                96%                 1%


(a)  Inception date.
(b)  Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)  Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f)  Amount represents less than $0.01 per share.


Page 114               See Notes to Financial Statements




FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period


First Trust Energy AlphaDEX(R) Fund

                                                          For the Six                                           For the Period
                                                         Months Ended         For the            For the        May 8, 2007 (a)
                                                       January 31, 2010     Year Ended         Year Ended           through
                                                          (Unaudited)      July 31, 2009      July 31, 2008      July 31, 2007
                                                      ------------------  ----------------  ------------------  ------------------

Net asset value, beginning of period                      $    13.62         $    23.85         $    20.74         $    20.00
                                                          ----------         ----------         ----------         ----------
Income from investment operations:
Net investment income (loss)                                    0.02               0.03               0.12              (0.00)(b)(f)
Net realized and unrealized gain (loss)                         2.24             (10.23)              3.12               0.74
                                                          ----------         ----------         ----------         ----------
Total from investment operations                                2.26             (10.20)              3.24               0.74
                                                          ----------         ----------         ----------         ----------
Distributions paid to shareholders from:
Net investment income                                          (0.02)             (0.03)             (0.13)                --
Net realized gain                                                 --                 --              (0.00)(f)             --
Return of capital                                                 --              (0.00)(f)             --                 --
                                                          ----------         ----------         ----------         ----------
Total distributions                                            (0.02)             (0.03)             (0.13)                --
                                                          ----------         ----------         ----------         ----------
Net asset value, end of period                            $    15.86         $    13.62         $    23.85         $    20.74
                                                          ==========         ==========         ==========         ==========
TOTAL RETURN (c)                                              16.60%           (42.74)%             15.62%              3.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $   40,439         $    9,531         $    8,347         $    5,184
Ratios to average net assets:
Ratio of total expenses to average net assets                  0.98%(d)           1.35%              1.80%              9.49%(d)
Ratio of net expenses to average net assets                    0.70%(d)           0.70%              0.70%              0.70%(d)
Ratio of net investment income (loss) to average net assets    0.23%(d)           0.24%              0.48%            (0.03)%(d)
Portfolio turnover rate (e)                                      32%               116%                67%                 1%


First Trust Financials AlphaDEX(R) Fund
                                                           For the Six                                            For the Period
                                                          Months Ended          For the            For the        May 8, 2007 (a)
                                                        January 31, 2010      Year Ended         Year Ended           through
                                                           (Unaudited)       July 31, 2009      July 31, 2008      July 31, 2007
                                                      -------------------  -----------------  -----------------  -------------------

Net asset value, beginning of period                      $    10.37         $    12.41         $    17.91         $    20.00
                                                          ----------         ----------         ----------         ----------
Income from investment operations:
Net investment income (loss)                                    0.06(b)            0.18               0.29               0.07(b)
Net realized and unrealized gain (loss)                         1.89              (2.05)             (5.44)             (2.16)
                                                          ----------         ----------         ----------         ----------
Total from investment operations                                1.95              (1.87)             (5.15)             (2.09)
Distributions paid to shareholders from:
Net investment income                                          (0.04)             (0.17)             (0.35)                --
                                                          ----------         ----------         ----------         ----------
Net asset value, end of period                            $    12.28         $    10.37         $    12.41         $    17.91
                                                          ==========         ==========         ==========         ==========
TOTAL RETURN (c)                                              18.80%           (14.94)%           (28.95)%           (10.45)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $   51,558         $    8,295         $    1,861         $    1,791
Ratios to average net assets:
Ratio of total expenses to average net assets                  0.94%(d)           1.50%              3.89%             11.58%(d)
Ratio of net expenses to average net assets                    0.70%(d)           0.70%              0.70%              0.70%(d)
Ratio of net investment income (loss) to average net assets    1.11%(d)           2.49%              2.13%              1.46%(d)
Portfolio turnover rate (e)                                      44%               140%                74%                26%


(a)  Inception date.
(b)  Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)  Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f)  Amount represents less than $0.01 per share.


                       See Notes to Financial Statements                Page 115




FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period


First Trust Health Care AlphaDEX(R) Fund

                                                           For the Six                                            For the Period
                                                          Months Ended          For the            For the        May 8, 2007 (a)
                                                        January 31, 2010      Year Ended         Year Ended           through
                                                           (Unaudited)       July 31, 2009      July 31, 2008      July 31, 2007
                                                      -------------------  -----------------  -----------------  -------------------

Net asset value, beginning of period                      $    17.66         $    18.93         $    19.48         $    20.00
                                                          ----------         ----------         ----------         ----------
Income from investment operations:
Net investment income (loss)                                   (0.02)             (0.02)             (0.03)             (0.01)(b)
Net realized and unrealized gain (loss)                         3.86              (1.25)             (0.52)             (0.51)
                                                          ----------         ----------         ----------         ----------
Total from investment operations                                3.84              (1.27)             (0.55)             (0.52)
                                                          ----------         ----------         ----------         ----------
Net asset value, end of period                            $    21.50         $    17.66         $    18.93         $    19.48
                                                          ==========         ==========         ==========         ==========
TOTAL RETURN (c)                                              21.74%            (6.71)%            (2.82)%            (2.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $   38,695         $   15,015         $    8,521         $    1,949
Ratios to average net assets:
Ratio of total expenses to average net assets                  0.93%(d)           1.15%              2.03%             11.48%(d)
Ratio of net expenses to average net assets                    0.70%(d)           0.70%              0.70%              0.70%(d)
Ratio of net investment income (loss) to average net assets  (0.27)%(d)         (0.17)%            (0.34)%            (0.31)%(d)
Portfolio turnover rate (e)                                      33%               138%                89%                30%



First Trust Industrials/Producer Durables AlphaDEX(R) Fund


                                                           For the Six                                            For the Period
                                                          Months Ended          For the            For the        May 8, 2007 (a)
                                                        January 31, 2010      Year Ended         Year Ended           through
                                                           (Unaudited)       July 31, 2009      July 31, 2008      July 31, 2007
                                                      -------------------  -----------------  -----------------  -------------------

Net asset value, beginning of period                      $    12.03         $    17.54         $    18.87         $    20.00
                                                          ----------         ----------         ----------         ----------
Income from investment operations:
Net investment income (loss)                                    0.05               0.10               0.05              (0.00)(b)(f)
Net realized and unrealized gain (loss)                         2.23              (5.52)             (1.33)             (1.13)
                                                          ----------         ----------         ----------         ----------
Total from investment operations                                2.28              (5.42)             (1.28)             (1.13)

Distributions paid to shareholders from:
Net investment income                                          (0.06)             (0.09)             (0.05)                --
                                                          ----------         ----------         ----------         ----------
Net asset value, end of period                            $    14.25         $    12.03         $    17.54         $    18.87
                                                          ==========         ==========         ==========         ==========
TOTAL RETURN (c)                                              18.95%           (30.83)%            (6.82)%            (5.65)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $   17,100         $    5,412         $    4,384         $    4,718
Ratios to average net assets:
Ratio of total expenses to average net assets                  1.08%(d)           1.63%              1.90%             10.09%(d)
Ratio of net expenses to average net assets                    0.70%(d)           0.70%              0.70%              0.70%(d)
Ratio of net investment income (loss) to average net assets    1.07%(d)           0.99%              0.29%            (0.14)%(d)
Portfolio turnover rate (e)                                      45%               153%                81%                24%


(a)  Inception date.
(b)  Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)  Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f)  Amount represents less than $0.01 per share.


Page 116               See Notes to Financial Statements




FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period


First Trust Materials AlphaDEX(R) Fund

                                                           For the Six                                            For the Period
                                                          Months Ended          For the            For the        May 8, 2007 (a)
                                                        January 31, 2010      Year Ended         Year Ended           through
                                                           (Unaudited)       July 31, 2009      July 31, 2008      July 31, 2007
                                                      -------------------  -----------------  -----------------  -------------------

Net asset value, beginning of period                      $    15.26         $    21.90         $    20.17         $    20.00
                                                          ----------         ----------         ----------         ----------
Income from investment operations:
Net investment income (loss)                                    0.16               0.20               0.16               0.02(b)
Net realized and unrealized gain (loss)                         2.68              (6.64)              1.75               0.15
                                                          ----------         ----------         ----------         ----------
Total from investment operations                                2.84              (6.44)              1.91               0.17

Distributions paid to shareholders from:
Net investment income                                          (0.17)             (0.20)             (0.18)                --
                                                          ----------         ----------         ----------         ----------
Net asset value, end of period                            $    17.93         $    15.26         $    21.90         $    20.17
                                                          ==========         ==========         ==========         ==========
TOTAL RETURN (c)                                              18.57%           (29.20)%              9.44%              0.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $   57,390         $    9,922         $    5,474         $    3,025
Ratios to average net assets:
Ratio of total expenses to average net assets                  0.91%(d)           1.40%              2.33%              9.56%(d)
Ratio of net expenses to average net assets                    0.70%(d)           0.70%              0.70%              0.70%(d)
Ratio of net investment income (loss) to average net assets    2.53%(d)           1.46%              0.75%              0.46%(d)
Portfolio turnover rate (e)                                      51%               153%                59%                 1%



First Trust Technology AlphaDEX(R) Fund
                                                           For the Six                                            For the Period
                                                          Months Ended          For the            For the        May 8, 2007 (a)
                                                        January 31, 2010      Year Ended         Year Ended           through
                                                           (Unaudited)       July 31, 2009      July 31, 2008      July 31, 2007
                                                      -------------------  -----------------  -----------------  -------------------

Net asset value, beginning of period                      $    14.47         $    17.63         $    20.47         $    20.00
                                                          ----------         ----------         ----------         ----------
Income from investment operations:
Net investment income (loss)                                   (0.02)             (0.02)             (0.02)             (0.02)(b)
Net realized and unrealized gain (loss)                         2.04              (3.14)             (2.82)              0.49
                                                          ----------         ----------         ----------         ----------
Total from investment operations                                2.02              (3.16)             (2.84)              0.47
                                                          ----------         ----------         ----------         ----------
Net asset value, end of period                            $    16.49         $    14.47         $    17.63         $    20.47
                                                          ==========         ==========         ==========         ==========
TOTAL RETURN (c)                                              13.96%           (17.92)%           (13.87)%              2.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $   28,108         $   12,374         $    8,904         $    2,149
Ratios to average net assets:
Ratio of total expenses to average net assets                  0.98%(d)           1.26%              2.01%             10.64%(d)
Ratio of net expenses to average net assets                    0.70%(d)           0.70%              0.70%              0.70%(d)
Ratio of net investment income (loss) to average net assets  (0.43)%(d)         (0.17)%            (0.29)%            (0.47)%(d)
Portfolio turnover rate (e)                                      44%               135%                89%                 6%


(a)  Inception date.
(b)  Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)  Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                       See Notes to Financial Statements                Page 117




FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period


First Trust Utilities AlphaDEX(R) Fund

                                                           For the Six                                            For the Period
                                                          Months Ended          For the            For the        May 8, 2007 (a)
                                                        January 31, 2010      Year Ended         Year Ended           through
                                                           (Unaudited)       July 31, 2009      July 31, 2008      July 31, 2007
                                                      -------------------  -----------------  -----------------  -------------------

Net asset value, beginning of period                      $    13.66         $    16.19         $    18.37         $    20.00
                                                          ----------         ----------         ----------         ----------
Income from investment operations:
Net investment income (loss)                                    0.15               0.44               0.90               0.09(b)
Net realized and unrealized gain (loss)                         0.95              (2.50)             (2.17)             (1.72)
                                                          ----------         ----------         ----------         ----------
Total from investment operations                                1.10              (2.06)             (1.27)             (1.63)

Distributions paid to shareholders from:
Net investment income                                          (0.15)             (0.47)             (0.91)                --
                                                          ----------         ----------         ----------         ----------
Net asset value, end of period                            $    14.61         $    13.66         $    16.19         $    18.37
                                                          ==========         ==========         ==========         ==========
TOTAL RETURN (c)                                               7.96%           (12.53)%            (7.39)%            (8.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $   27,754         $   13,660         $    5,667         $    2,756
Ratios to average net assets:
Ratio of total expenses to average net assets                  0.94%(d)           1.15%              2.50%             10.12%(d)
Ratio of net expenses to average net assets                    0.70%(d)           0.70%              0.70%              0.70%(d)
Ratio of net investment income (loss) to average net assets    2.88%(d)           4.03%              2.96%              2.18%(d)
Portfolio turnover rate (e)                                      34%               128%                68%                 1%



First Trust Large Cap Core AlphaDEX(R) Fund
                                                           For the Six                                            For the Period
                                                          Months Ended          For the            For the        May 8, 2007 (a)
                                                        January 31, 2010      Year Ended         Year Ended           through
                                                           (Unaudited)       July 31, 2009      July 31, 2008      July 31, 2007
                                                      -------------------  -----------------  -----------------  -------------------

Net asset value, beginning of period                      $    19.60         $    24.66         $    28.68         $    30.00
                                                          ----------         ----------         ----------         ----------
Income from investment operations:
Net investment income (loss)                                    0.09               0.29               0.25               0.04(b)
Net realized and unrealized gain (loss)                         2.56              (5.06)             (4.00)             (1.36)
                                                          ----------         ----------         ----------         ----------
Total from investment operations                                2.65              (4.77)             (3.75)             (1.32)

Distributions paid to shareholders from:
Net investment income                                          (0.09)             (0.29)             (0.27)                --
                                                          ----------         ----------         ----------         ----------
Net asset value, end of period                            $    22.16         $    19.60         $    24.66         $    28.68
                                                          ==========         ==========         ==========         ==========
TOTAL RETURN (c)                                              13.51%           (19.18)%           (13.14)%            (4.40)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $   34,354         $   13,720         $   14,799         $    2,868
Ratios to average net assets:
Ratio of total expenses to average net assets                  0.92%(d)           1.17%              1.42%              7.86%(d)
Ratio of net expenses to average net assets                    0.70%(d)           0.70%              0.70%              0.70%(d)
Ratio of net investment income (loss) to average net assets    1.06%(d)           1.63%              1.16%              0.62%(d)
Portfolio turnover rate (e)                                      53%               114%                90%                 1%


(a)  Inception date.
(b)  Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)  Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 118               See Notes to Financial Statements




FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period


First Trust Mid Cap Core AlphaDEX(R) Fund

                                                           For the Six                                            For the Period
                                                          Months Ended          For the            For the        May 8, 2007 (a)
                                                        January 31, 2010      Year Ended         Year Ended           through
                                                           (Unaudited)       July 31, 2009      July 31, 2008      July 31, 2007
                                                      -------------------  -----------------  ----------------  --------------------

Net asset value, beginning of period                      $    22.00         $    26.30         $    28.58         $    30.00
                                                          ----------         ----------         ----------         ----------
Income from investment operations:
Net investment income (loss)                                    0.09               0.21               0.14               0.01(b)
Net realized and unrealized gain (loss)                         3.00              (4.30)             (2.28)             (1.43)
                                                          ----------         ----------         ----------         ----------
Total from investment operations                                3.09              (4.09)             (2.14)             (1.42)

Distributions paid to shareholders from:
Net investment income                                          (0.09)             (0.21)             (0.14)                --
                                                          ----------         ----------         ----------         ----------
Net asset value, end of period                            $    25.00         $    22.00         $    26.30         $    28.58
                                                          ==========         ==========         ==========         ==========
TOTAL RETURN (c)                                              14.03%           (15.42)%            (7.51)%            (4.73)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $   31,255         $    8,799         $   10,521         $    5,715
Ratios to average net assets:
Ratio of total expenses to average net assets                  0.99%(d)           1.28%              1.61%              5.98%(d)
Ratio of net expenses to average net assets                    0.70%(d)           0.70%              0.70%              0.70%(d)
Ratio of net investment income (loss) to average net assets    0.98%(d)           1.07%              0.54%              0.19%(d)
Portfolio turnover rate (e)                                      55%               120%                82%                 1%


First Trust Small Cap Core AlphaDEX(R) Fund
                                                           For the Six                                            For the Period
                                                          Months Ended          For the            For the        May 8, 2007 (a)
                                                        January 31, 2010      Year Ended         Year Ended           through
                                                           (Unaudited)       July 31, 2009      July 31, 2008      July 31, 2007
                                                      -------------------  -----------------  -----------------  -------------------

Net asset value, beginning of period                      $    20.77         $    24.79         $    28.30         $    30.00
                                                          ----------         ----------         ----------         ----------
Income from investment operations:
Net investment income (loss)                                    0.02               0.10               0.06               0.02(b)
Net realized and unrealized gain (loss)                         2.43              (4.02)             (3.50)             (1.72)
                                                          ----------         ----------         ----------         ----------
Total from investment operations                                2.45              (3.92)             (3.44)             (1.70)

Distributions paid to shareholders from:
Net investment income                                          (0.03)             (0.10)             (0.07)                --
                                                          ----------         ----------         ----------         ----------
Net asset value, end of period                            $    23.19         $    20.77         $    24.79         $    28.30
                                                          ==========         ==========         ==========         ==========
TOTAL RETURN (c)                                              11.80%           (15.77)%           (12.14)%            (5.67)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $   26,669         $    8,307         $    9,916         $    5,660
Ratios to average net assets:
Ratio of total expenses to average net assets                  1.07%(d)           1.40%              1.87%              7.25%(d)
Ratio of net expenses to average net assets                    0.70%(d)           0.70%              0.70%              0.70%(d)
Ratio of net investment income (loss) to average net assets    0.31%(d)           0.49%              0.25%              0.42%(d)
Portfolio turnover rate (e)                                      56%               105%                95%                 2%


(a)  Inception date.
(b)  Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)  Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                       See Notes to Financial Statements                Page 119




FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period


First Trust Large Cap Value Opportunities AlphaDEX(R) Fund

                                                           For the Six                                            For the Period
                                                          Months Ended          For the            For the        May 8, 2007 (a)
                                                        January 31, 2010      Year Ended         Year Ended           through
                                                           (Unaudited)       July 31, 2009      July 31, 2008      July 31, 2007
                                                      -------------------  -----------------  -----------------  -------------------

Net asset value, beginning of period                      $    19.10         $    23.16         $    28.35         $    30.00
                                                          ----------         ----------         ----------         ----------
Income from investment operations:
Net investment income (loss)                                    0.20(b)            0.47               0.43               0.06(b)
Net realized and unrealized gain (loss)                         2.97              (4.06)             (5.18)             (1.71)
                                                          ----------         ----------         ----------         ----------
Total from investment operations                                3.17              (3.59)             (4.75)             (1.65)

Distributions paid to shareholders from:
Net investment income                                          (0.16)             (0.47)             (0.44)                --
                                                          ----------         ----------         ----------         ----------
Net asset value, end of period                            $    22.11         $    19.10         $    23.16         $    28.35
                                                          ==========         ==========         ==========         ==========
TOTAL RETURN (c)                                              16.58%           (15.23)%           (16.85)%            (5.50)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $   35,369         $   18,141         $   23,163         $    5,669
Ratios to average net assets:
Ratio of total expenses to average net assets                  0.92%(d)           1.07%              1.35%              6.95%(d)
Ratio of net expenses to average net assets                    0.70%(d)           0.70%              0.70%              0.70%(d)
Ratio of net investment income (loss) to average net assets    1.80%(d)           2.47%              1.80%              0.97%(d)
Portfolio turnover rate (e)                                      57%               146%               104%                 1%


First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund

                                                           For the Six                                            For the Period
                                                          Months Ended          For the            For the        May 8, 2007 (a)
                                                        January 31, 2010      Year Ended         Year Ended           through
                                                           (Unaudited)       July 31, 2009      July 31, 2008      July 31, 2007
                                                      -------------------  -----------------  ----------------  --------------------

Net asset value, beginning of period                      $    19.94         $    26.57         $    29.22         $    30.00
                                                          ----------         ----------         ----------         ----------
Income from investment operations:
Net investment income (loss)                                    0.01               0.14               0.15              (0.00)(b)(f)
Net realized and unrealized gain (loss)                         1.89              (6.63)             (2.65)             (0.78)
                                                          ----------         ----------         ----------         ----------
Total from investment operations                                1.90              (6.49)             (2.50)             (0.78)
                                                          ----------         ----------         ----------         ----------
Distributions paid to shareholders from:
Net investment income                                          (0.01)             (0.14)             (0.15)                --
Return of capital                                                 --              (0.00)(f)             --                 --
                                                          ----------         ----------         ----------         ----------
Total distributions                                            (0.01)             (0.14)             (0.15)                --
                                                          ----------         ----------         ----------         ----------
Net asset value, end of period                            $    21.83         $    19.94         $    26.57         $    29.22
                                                          ==========         ==========         ==========         ==========
TOTAL RETURN (c)                                               9.54%           (24.38)%            (8.62)%            (2.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $   22,916         $   13,960         $   37,204         $    5,845
Ratios to average net assets:
Ratio of total expenses to average net assets                  0.92%(d)           1.01%              1.17%              5.98%(d)
Ratio of net expenses to average net assets                    0.70%(d)           0.70%              0.70%              0.70%(d)
Ratio of net investment income (loss) to average net assets    0.08%(d)           0.54%              0.43%            (0.07)%(d)
Portfolio turnover rate (e)                                      96%               152%               134%                 1%


(a)  Inception date.
(b)  Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)  Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f)  Amount represents less than $0.01 per share.


Page 120               See Notes to Financial Statements




FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period


First Trust Multi Cap Value AlphaDEX(R) Fund

                                                           For the Six                                            For the Period
                                                          Months Ended          For the            For the        May 8, 2007 (a)
                                                        January 31, 2010      Year Ended         Year Ended           through
                                                           (Unaudited)       July 31, 2009      July 31, 2008      July 31, 2007
                                                      -------------------  -----------------  ----------------  --------------------

Net asset value, beginning of period                      $    20.20         $    23.23         $    27.95         $    30.00
                                                          ----------         ----------         ----------         ----------
Income from investment operations:
Net investment income (loss)                                    0.20               0.29               0.35               0.06 (b)
Net realized and unrealized gain (loss)                         3.06              (3.02)             (4.68)             (2.11)
                                                          ----------         ----------         ----------         ----------
Total from investment operations                                3.26              (2.73)             (4.33)             (2.05)

Distributions paid to shareholders from:
Net investment income                                          (0.19)             (0.30)             (0.39)                --
                                                          ----------         ----------         ----------         ----------
Net asset value, end of period                            $    23.27         $    20.20         $    23.23         $    27.95
                                                          ==========         ==========         ==========         ==========
TOTAL RETURN (c)                                              16.11%           (11.51)%           (15.53)%            (6.83)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $   15,124         $   10,101         $    4,647         $    2,795
Ratios to average net assets:
Ratio of total expenses to average net assets                  0.83%(d)           2.17%              1.70%              7.91%(d)
Ratio of net expenses to average net assets                    0.70%(d)           0.70%              0.70%              0.70%(d)
Ratio of net investment income (loss) to average net assets    1.66%(d)           1.99%              1.45%              0.93%(d)
Portfolio turnover rate (e)                                      49%               134%                59%                 2%


First Trust Multi Cap Growth AlphaDEX(R) Fund

                                                           For the Six                                            For the Period
                                                          Months Ended          For the            For the        May 8, 2007 (a)
                                                        January 31, 2010      Year Ended         Year Ended           through
                                                           (Unaudited)       July 31, 2009      July 31, 2008      July 31, 2007
                                                      -------------------  -----------------  -----------------  -------------------

Net asset value, beginning of period                      $    20.78         $    27.63         $    29.39         $    30.00
                                                          ----------         ----------         ----------         ----------
Income from investment operations:
Net investment income (loss)                                   (0.01)              0.06               0.05              (0.01)(b)
Net realized and unrealized gain (loss)                         2.04              (6.84)             (1.76)             (0.60)
                                                          ----------         ----------         ----------         ----------
Total from investment operations                                2.03              (6.78)             (1.71)             (0.61)
                                                          ----------         ----------         ----------         ----------
Distributions paid to shareholders from:
Net investment income                                             --              (0.06)             (0.04)                --
Return of capital                                                 --              (0.01)             (0.01)                --
                                                          ----------         ----------         ----------         ----------
Total distributions                                               --              (0.07)             (0.05)                --
                                                          ----------         ----------         ----------         ----------
Net asset value, end of period                            $    22.81         $    20.78         $    27.63         $    29.39
                                                          ==========         ==========         ==========         ==========
TOTAL RETURN (c)                                               9.77%           (24.53)%            (5.85)%            (2.03)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $    6,843         $    5,196         $    8,288         $    8,818
Ratios to average net assets:
Ratio of total expenses to average net assets                  1.39%(d)           1.56%              1.55%              6.01%(d)
Ratio of net expenses to average net assets                    0.70%(d)           0.70%              0.70%              0.70%(d)
Ratio of net investment income (loss) to average net assets  (0.09)%(d)           0.29%              0.12%            (0.21)%(d)
Portfolio turnover rate (e)                                      88%               153%               110%                 1%

(a)  Inception date.
(b)  Based on average shares outstanding.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)  Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.


                       See Notes to Financial Statements                Page 121

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                          January 31, 2010 (Unaudited)


                                1. Organization

First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on December 6, 2006, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of sixteen funds:

        First Trust Consumer Discretionary AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXD")
        First Trust Consumer Staples AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXG")
        First Trust Energy AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXN")
        First Trust Financials AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXO")
        First Trust Health Care AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXH")
        First Trust Industrials/Producer Durables AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXR")
        First Trust Materials AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXZ")
        First Trust Technology AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXL")
        First Trust Utilities AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXU")
        First Trust Large Cap Core AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FEX")
        First Trust Mid Cap Core AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FNX")
        First Trust Small Cap Core AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FYX")
        First Trust Large Cap Value Opportunities AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FTA")
        First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FTC")
        First Trust Multi Cap Value AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FAB")
        First Trust Multi Cap Growth AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FAD")

Each fund represents a separate series of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Each Fund's shares currently are listed and traded on the NYSE Arca, Inc. ("NYSE Arca"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit". Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:


Fund                                                            Index
First Trust Consumer Discretionary AlphaDEX(R) Fund             StrataQuant(R) Consumer Discretionary Index(1)
First Trust Consumer Staples AlphaDEX(R) Fund                   StrataQuant(R) Consumer Staples Index(1)
First Trust Energy AlphaDEX(R) Fund                             StrataQuant(R) Energy Index(1)
First Trust Financials AlphaDEX(R) Fund                         StrataQuant(R) Financials Index(1)
First Trust Health Care AlphaDEX(R) Fund                        StrataQuant(R) Health Care Index(1)
First Trust Industrials/Producer Durables AlphaDEX(R) Fund      StrataQuant(R) Industrials Index(1)
First Trust Materials AlphaDEX(R) Fund                          StrataQuant(R) Materials Index(1)
First Trust Technology AlphaDEX(R) Fund                         StrataQuant(R) Technology Index(1)
First Trust Utilities AlphaDEX(R) Fund                          StrataQuant(R) Utilities Index(1)
First Trust Large Cap Core AlphaDEX(R) Fund                     Defined Large Cap Core Index
First Trust Mid Cap Core AlphaDEX(R) Fund                       Defined Mid Cap Core Index
First Trust Small Cap Core AlphaDEX(R) Fund                     Defined Small Cap Core Index
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund      Defined Large Cap Value Opportunities Index
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund     Defined Large Cap Growth Opportunities Index
First Trust Multi Cap Value AlphaDEX(R) Fund                    Defined Multi Cap Value Index
First Trust Multi Cap Growth AlphaDEX(R) Fund                   Defined Multi Cap Growth Index

(1) This index is developed, maintained and sponsored by NYSE
    Euronext or its affiliates ("NYSE Euronext"), and licensed to First
    Trust Portfolios L.P. ("FTP") by Archipelago Holdings, Inc.
    ("Archipelago"), an affiliate of NYSE Euronext. Prior to the acquisition of the American Stock Exchange LLC (the "AMEX") by NYSE Euronext, the Index was developed, maintained and sponsored by AMEX.


                       2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                          January 31, 2010 (Unaudited)


A. Portfolio Valuation

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") or the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. Securities listed on the NASDAQ or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on the NASDAQ or the AIM, the securities are valued at the mean of the most recent bid and asked prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ or the AIM, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. The use of fair value pricing by each Fund is governed by valuation procedures adopted by the Board of Trustees and is in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. In addition, the use of fair value prices and certain current market quotations or official closing prices could result in a difference between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index, which, in turn, could result in a difference between a Fund's performance and the performance of its index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

            - Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
            - Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
                o  Quoted prices for similar securities in active markets.
                o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
                o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
                o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
            - Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund's investments as of January 31, 2010, is included with each Fund's Portfolio of Investments.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                          January 31, 2010 (Unaudited)


A Fund may hold publicly-traded master limited partnerships ("MLPs") and real estate investment trusts ("REITs"). Distributions from such investments may include a return of capital component from the MLP or REIT to the extent of the cost basis of such MLP or REIT investments. The actual character of amounts received during the year is not known until after the fiscal year end. A Fund records the character of distributions received from the MLPs or REITs during the year based on estimates available. A Fund's characterization may be subsequently revised based on information received from the MLPs or REITs after their tax reporting periods conclude.

C. Dividends and Distribution to Shareholders

Dividends from net investment income of each Fund, if any, are declared and paid semi-annually or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2009 was as follows:

                                                                Distributions paid     Distributions paid      Distributions paid
                                                               from Ordinary Income    from Capital Gains    from Return of Capital
                                                               --------------------    ------------------    ----------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund              $    43,047                 $   --              $      13
First Trust Consumer Staples AlphaDEX(R) Fund                        139,591                     --                     --
First Trust Energy AlphaDEX(R) Fund                                   15,209                     --                  3,031
First Trust Financials AlphaDEX(R) Fund                              120,540                     --                     --
First Trust Health Care AlphaDEX(R) Fund                                  --                     --                     --
First Trust Industrials/Producer Durables AlphaDEX(R) Fund            34,770                     --                     --
First Trust Materials AlphaDEX(R) Fund                                81,375                     --                     --
First Trust Technology AlphaDEX(R) Fund                                   --                     --                     --
First Trust Utilities AlphaDEX(R) Fund                               547,701                     --                     --
First Trust Large Cap Core AlphaDEX(R) Fund                          198,901                     --                     --
First Trust Mid Cap Core AlphaDEX(R) Fund                             83,600                     --                     --
First Trust Small Cap Core AlphaDEX(R) Fund                           28,860                     --                     --
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund           422,101                     --                     --
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund           97,291                     --                  2,679
First Trust Multi Cap Value AlphaDEX(R) Fund                          96,701                     --                     --
First Trust Multi Cap Growth AlphaDEX(R) Fund                         16,640                     --                  1,410


As of July 31, 2009, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                     Undistributed        Accumulated       Net Unrealized
                                                                       Ordinary        Capital and Other     Appreciation
                                                                        Income            Gain (Loss)       (Depreciation)
                                                                    --------------     -----------------   ----------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                  $         --         $ (2,084,149)       $    519,543
First Trust Consumer Staples AlphaDEX(R) Fund                              11,416           (1,588,640)            813,334
First Trust Energy AlphaDEX(R) Fund                                            --           (4,558,450)            626,136
First Trust Financials AlphaDEX(R) Fund                                    15,386           (2,328,613)            555,778
First Trust Health Care AlphaDEX(R) Fund                                       --           (3,554,816)          2,143,870
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                  5,563           (2,354,149)            616,055
First Trust Materials AlphaDEX(R) Fund                                      6,109           (2,208,143)          1,286,719
First Trust Technology AlphaDEX(R) Fund                                        --           (4,152,288)          1,525,673
First Trust Utilities AlphaDEX(R) Fund                                     27,118           (2,545,932)           (115,939)
First Trust Large Cap Core AlphaDEX(R) Fund                                 8,052           (5,300,928)            840,212
First Trust Mid Cap Core AlphaDEX(R) Fund                                   2,756           (4,250,733)          1,185,934
First Trust Small Cap Core AlphaDEX(R) Fund                                 2,459           (3,673,115)            502,570
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                 20,965           (7,288,804)            734,723
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                    --          (13,574,134)          1,919,921
First Trust Multi Cap Value AlphaDEX(R) Fund                                2,768           (2,545,220)            740,166
First Trust Multi Cap Growth AlphaDEX(R) Fund                                  --           (4,257,104)            919,805

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                          January 31, 2010 (Unaudited)


D. Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes.

The Funds are subject to tax accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2007, 2008 and 2009 remain open to federal and state audit. As of January 31, 2010, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

At July 31, 2009 for federal income tax purposes, each Fund has capital loss carryforwards available that are shown in the table below, to the extent provided by regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                                    Capital Loss    Capital Loss    Capital Loss        Total
                                                                      Available       Available       Available        Capital
                                                                       through         through         through          Loss
                                                                    July 31, 2015   July 31, 2016   July 31, 2017     Available
                                                                   --------------   -------------   -------------    -----------
First Trust Consumer Discretionary AlphaDEX(R) Fund                  $    2,058        $  64,889     $   783,283      $   850,230
First Trust Consumer Staples AlphaDEX(R) Fund                             3,068           83,534         422,511          509,113
First Trust Energy AlphaDEX(R) Fund                                          --           73,845       2,326,320        2,400,165
First Trust Financials AlphaDEX(R) Fund                                   2,757           13,300         671,958          688,015
First Trust Health Care AlphaDEX(R) Fund                                 18,355           28,397         774,570          821,322
First Trust Industrials/Producer Durables AlphaDEX(R) Fund               23,631          183,210         798,398        1,005,239
First Trust Materials AlphaDEX(R) Fund                                    4,424           13,424       1,265,429        1,283,277
First Trust Technology AlphaDEX(R) Fund                                  12,398           22,456       1,608,491        1,643,345
First Trust Utilities AlphaDEX(R) Fund                                      945           16,238         559,037          576,220
First Trust Large Cap Core AlphaDEX(R) Fund                              15,102            8,528       2,600,275        2,623,905
First Trust Mid Cap Core AlphaDEX(R) Fund                                 7,911           84,882       1,985,474        2,078,267
First Trust Small Cap Core AlphaDEX(R) Fund                              14,770          111,735       1,882,188        2,008,693
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                1,854           80,299       2,272,260        2,354,413
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                  --          162,514      10,217,162       10,379,676
First Trust Multi Cap Value AlphaDEX(R) Fund                              8,569           56,799       1,331,945        1,397,313
First Trust Multi Cap Growth AlphaDEX(R) Fund                            26,562          241,100       2,554,292        2,821,954

Capital losses incurred after October 31 ("Post-October Losses") within the taxable year can be deemed to arise on the first business day of each Fund's next taxable year.

During the taxable year ended July 31, 2009, the following Funds incurred and elected to defer net capital losses as follows:

                                                                      Post-October Losses
                                                                   ------------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                     $ 1,233,919
First Trust Consumer Staples AlphaDEX(R) Fund                             1,079,527
First Trust Energy AlphaDEX(R) Fund                                       2,158,285
First Trust Financials AlphaDEX(R) Fund                                   1,640,598
First Trust Health Care AlphaDEX(R) Fund                                  2,733,494
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                1,348,910
First Trust Materials AlphaDEX(R) Fund                                      924,866
First Trust Technology AlphaDEX(R) Fund                                   2,508,943
First Trust Utilities AlphaDEX(R) Fund                                    1,969,712
First Trust Large Cap Core AlphaDEX(R) Fund                               2,677,023
First Trust Mid Cap Core AlphaDEX(R) Fund                                 2,172,466
First Trust Small Cap Core AlphaDEX(R) Fund                               1,664,422
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                4,934,391
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund               3,194,458
First Trust Multi Cap Value AlphaDEX(R) Fund                              1,147,907
First Trust Multi Cap Growth AlphaDEX(R) Fund                             1,435,150

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                          January 31, 2010 (Unaudited)


E. Expenses

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund. FTP has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

Funds                                                         Licensor
First Trust Consumer Discretionary AlphaDEX(R) Fund           Archipelago
First Trust Consumer Staples AlphaDEX(R) Fund                 Archipelago
First Trust Energy AlphaDEX(R) Fund                           Archipelago
First Trust Financials AlphaDEX(R) Fund                       Archipelago
First Trust Health Care AlphaDEX(R) Fund                      Archipelago
First Trust Industrials/Producer Durables AlphaDEX(R) Fund    Archipelago
First Trust Materials AlphaDEX(R) Fund                        Archipelago
First Trust Technology AlphaDEX(R) Fund                       Archipelago
First Trust Utilities AlphaDEX(R) Fund                        Archipelago
First Trust Large Cap Core AlphaDEX(R) Fund                   Standard & Poor's
First Trust Mid Cap Core AlphaDEX(R) Fund                     Standard & Poor's
First Trust Small Cap Core AlphaDEX(R) Fund                   Standard & Poor's
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund Standard & Poor's First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund Standard & Poor's
First Trust Multi Cap Value AlphaDEX(R) Fund                  Standard & Poor's
First Trust Multi Cap Growth AlphaDEX(R) Fund                 Standard & Poor's


The respective license agreements allow for the use by FTP of certain trademarks and trade names of the respective Licensors and in the case of the First Trust Consumer Discretionary AlphaDEX(R) Fund, the First Trust Consumer Staples AlphaDEX(R) Fund, the First Trust Energy AlphaDEX(R) Fund, the First Trust Financials AlphaDEX(R) Fund, the First Trust Health Care AlphaDEX(R) Fund, the First Trust Industrials/Producer Durables AlphaDEX(R) Fund, the First Trust Materials AlphaDEX(R) Fund, the First Trust Technology AlphaDEX(R) Fund, and the First Trust Utilities AlphaDEX(R) Fund (collectively, the "Sector Funds"), certain trademarks and trade names of NYSE Euronext. The Funds and First Trust Advisors L.P. ("First Trust" or the "Advisor") are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.


3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Funds pursuant to an Investment Management Agreement. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio and providing certain other services necessary for the management of the Funds. For these services, First Trust is entitled to receive monthly fees from each Fund calculated at an annual rate of 0.50% of such Fund's average daily net assets.

The Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement in which the Advisor has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year (the "Expense Cap").

Each Fund's Expense Cap will be in effect until at least February 28, 2011. First Trust has entered into an agreement with the Trust that allows First Trust to recover from the Funds any fees waived or expenses reimbursed during the three year period after the date of the waiver or reimbursement to the extent that the actual expense ratio of a particular Fund is less than such Fund's applicable expense cap. First Trust may recover a portion of the previously waived or reimbursed amount equal to the amount that the expense cap exceeds the actual expense ratio. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                          January 31, 2010 (Unaudited)


The advisory fee waivers and expense reimbursements for the six months ended January 31, 2010 and the expenses borne by the Advisor subject to reimbursement by each Fund for the periods indicated were as follows:

                                                                           Expenses Borne by Advisor Subject to Reimbursement
                                                                    ----------------------------------------------------------------
                                                                                                               Six Months
                                              Advisory   Expense       Period         Year          Year          Ended
                                                 Fee       Reim-        Ended         Ended         Ended      January 31,
                                               Waivers  bursements  July 31, 2007 July 31, 2008 July 31, 2009     2010        Total
                                              --------  ----------  ------------- ------------- ------------- ------------   -------
First Trust Consumer Discretionary
     AlphaDEX(R) Fund                         $ 25,975  $    --     $ 48,919      $ 54,215      $ 38,005      $ 25,975      $167,114
First Trust Consumer Staples AlphaDEX(R) Fund   22,654       --       49,097        51,542        44,268        22,654       167,561
First Trust Energy AlphaDEX(R) Fund             32,371       --       49,595        59,344        41,578        32,371       182,888
First Trust Financials AlphaDEX(R) Fund         26,402       --       48,915        54,929        43,241        26,402       173,487
First Trust Health Care AlphaDEX(R) Fund        28,148       --       48,919        58,261        55,680        28,148       191,008
First Trust Industrials/Producer Durables
     AlphaDEX(R) Fund                           19,888       --       49,565        55,095        36,527        19,888       161,075
First Trust Materials AlphaDEX(R) Fund          26,741       --       49,119        53,878        41,022        26,741       170,760
First Trust Technology AlphaDEX(R) Fund         26,425       --       48,964        56,200        44,308        26,425       175,897
First Trust Utilities AlphaDEX(R) Fund          23,845       --       49,113        54,076        61,924        23,845       188,958
First Trust Large Cap Core AlphaDEX(R) Fund     29,829       --       49,175        74,897        57,160        29,829       211,061
First Trust Mid Cap Core AlphaDEX(R) Fund       28,679       --       49,625        68,514        45,266        28,679       192,084
First Trust Small Cap Core AlphaDEX(R) Fund     29,258       --       49,675        73,550        43,506        29,258       195,989
First Trust Large Cap Value Opportunities
      AlphaDEX(R) Fund                          27,892       --       49,517        71,210        62,297        27,892       210,916
First Trust Large Cap Growth Opportunities
     AlphaDEX(R) Fund                           21,489       --       49,614        90,402        55,316        21,489       216,821
First Trust Multi Cap Value AlphaDEX(R) Fund     7,518       --       49,334        61,560        70,667         7,518       189,079
First Trust Multi Cap Growth AlphaDEX(R) Fund   16,532    6,167       50,158        63,201        49,485        22,699       185,543

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the servicing agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust. BNYM is a subsidiary of the Bank of New York Mellon Corporation, a financial holding company.*

PNC Global Investment Servicing (U.S.) Inc. provides certain administrative services to the Trust and the Funds in connection with the Trust's Board of Trustees meetings and other related matters.*

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually and each of the Chairmen of the Nominating and Governance Committee and Valuation Committee are paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and allocated equally among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms ending December 31, 2011, before rotating to serve as chairman of another Committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the trusts for serving in such capacities.

* See Note 8 to Financial Statements for information regarding the pending stock purchase agreement between The PNC Financial Services Group, Inc. and The Bank of New York Mellon Corporation.

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                          January 31, 2010 (Unaudited)


                      4. Purchases and Sales of Securities

For the six months ended January 31, 2010, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                                    Purchases                 Sales
                                                                                 ---------------         ---------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                                  $10,372,353             $10,394,110
First Trust Consumer Staples AlphaDEX(R) Fund                                          5,222,862               5,245,268
First Trust Energy AlphaDEX(R) Fund                                                    7,207,187               7,222,311
First Trust Financials AlphaDEX(R) Fund                                               10,239,641              10,199,929
First Trust Health Care AlphaDEX(R) Fund                                               7,907,214               7,923,343
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                             4,693,506               4,672,079
First Trust Materials AlphaDEX(R) Fund                                                13,408,452              13,181,231
First Trust Technology AlphaDEX(R) Fund                                                8,321,322               8,433,992
First Trust Utilities AlphaDEX(R) Fund                                                 6,839,502               6,710,957
First Trust Large Cap Core AlphaDEX(R) Fund                                           13,873,247              13,882,151
First Trust Mid Cap Core AlphaDEX(R) Fund                                             10,543,591              10,542,542
First Trust Small Cap Core AlphaDEX(R) Fund                                            8,715,089               8,735,414
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                            14,331,342              14,209,390
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                           18,556,856              18,623,376
First Trust Multi Cap Value AlphaDEX(R) Fund                                           5,731,473               5,714,665
First Trust Multi Cap Growth AlphaDEX(R) Fund                                          5,639,001               5,691,797

For the six months ended January 31, 2010, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                                    Purchases                 Sales
                                                                                 ---------------         ---------------

First Trust Consumer Discretionary AlphaDEX(R) Fund                                  $42,387,861             $ 2,313,601
First Trust Consumer Staples AlphaDEX(R) Fund                                         11,263,213               2,581,959
First Trust Energy AlphaDEX(R) Fund                                                   37,369,816               6,679,353
First Trust Financials AlphaDEX(R) Fund                                               45,355,845               3,683,352
First Trust Health Care AlphaDEX(R) Fund                                              28,962,299               9,374,778
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                            15,583,572               5,053,857
First Trust Materials AlphaDEX(R) Fund                                                58,596,084              11,711,608
First Trust Technology AlphaDEX(R) Fund                                               21,114,167               6,893,443
First Trust Utilities AlphaDEX(R) Fund                                                18,691,852               5,309,098
First Trust Large Cap Core AlphaDEX(R) Fund                                           37,125,959              18,302,737
First Trust Mid Cap Core AlphaDEX(R) Fund                                             30,166,897               9,228,317
First Trust Small Cap Core AlphaDEX(R) Fund                                           22,198,207               4,895,064
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                            29,102,866              14,812,281
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                           23,930,070              16,260,439
First Trust Multi Cap Value AlphaDEX(R) Fund                                          11,836,527               8,255,650
First Trust Multi Cap Growth AlphaDEX(R) Fund                                          7,078,293               5,983,436


                   5. Creation, Redemption & Transaction Fees

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of shares in a Creation Unit. Purchasers of Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the following fee schedule:

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                          January 31, 2010 (Unaudited)


                  Number of Securities          Creation
                  in a Creation Unit         Transaction Fee
             ---------------------------  ----------------------
                          1-100                  $   500
                        101-200                   $1,000
                        201-300                   $1,500
                        301-400                   $2,000
                        401-500                   $2,500
                        501-600                   $3,000
                        601-700                   $3,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the following fee schedule:

               Number of Securities             Redemption
              in a Creation Unit            Transaction Fee
             --------------------------  ----------------------

                        1-100                   $  500
                      101-200                   $1,000
                      201-300                   $1,500
                      301-400                   $2,000
                      401-500                   $2,500
                      501-600                   $3,000
                      601-700                   $3,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.


                              6. Distribution Plan

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before February 28, 2011.


                               7. Indemnification

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                          January 31, 2010 (Unaudited)


                              8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through March 26, 2010, the date the financial statements were issued, and has determined that there were subsequent events as follows:

Pending Stock Purchase Agreement Between PNC Financial Services Group, Inc. and The Bank of New York Mellon Corporation On February 2, 2010, The PNC Financial Services Group, Inc. ("PNC") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with The Bank of New York Mellon Corporation ("BNY Mellon"). Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the "Stock Sale") 100% of the issued and outstanding shares of PNC Global Investment Services Inc., an indirect, wholly-owned subsidiary of PNC. The Stock Sale includes PNC Global Investment Servicing (U.S.) Inc., PFPC Trust Company and PFPC Distributors, Inc. and PNC has indicated that it is expected to close in the third quarter of 2010.

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                          January 31, 2010 (Unaudited)


                      Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the 12-months ended June 30, 2009 is available
(1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               Portfolio Holdings

The Trust files its complete schedule of each Fund's portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling
(800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

--------------------------------------------------------------------------------
Risk Considerations
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                          January 31, 2010 (Unaudited)

Risks are inherent in all investing. You should consider each Fund's investment objective, risks, charges and expenses carefully before investing. You can download each Fund's prospectus at http://www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund. For additional information about the risks associated with investing in the Funds, please see the Funds' statement of additional information, as well as other regulatory filings. Read these documents carefully before you invest. First Trust Portfolios L.P. is the distributor of the First Trust Exchange-Traded AlphaDEX(R) Fund.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the shares' net asset value. Unlike shares of open-end mutual funds, investors are generally not able to purchase shares directly from a Fund and individual shares are not redeemable. However, specified large blocks of shares called Creation Units can be purchased from, or redeemed to, the Fund.

Since 2008, securities markets have been significantly negatively affected by the financial crisis that initially resulted from the downturn in the subprime mortgage market in the United States. The impact of the financial crisis on securities markets has proven to be significant and long-lasting and has had a substantial impact on the value of the Funds.

You should anticipate that the value of each Fund's shares will decline, more or less, in correlation with any decline in the value of that Fund's corresponding index.

Each Fund's return may not match the return of its corresponding index for a number of reasons. For example, the Funds incur operating expenses not applicable to their corresponding indices, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of its corresponding index. In addition, each Fund's portfolio holdings may not exactly replicate the securities included in its corresponding index or the ratios between the securities included in such index.

Each Fund is exposed to additional market risk due to its policy of investing principally in the securities included in its corresponding index. As a result of this policy, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. Therefore, the Funds will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from a Fund's index.

Each Fund relies on a license and related sublicense that permits it to use its corresponding index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the index provider and, as a result, a Fund may lose its ability to use such intellectual property. There is no guarantee the index provider has all the rights to license such intellectual property. In the event the license is terminated or the index provider does not have rights to license such intellectual property, it may have a significant effect on the operation of the respective Fund.

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund may be concentrated in stocks of companies in an individual industry if the Fund's corresponding index is concentrated in an individual industry. A concentration makes a Fund more susceptible to any single occurrence affecting the industry and may subject a Fund to greater market risk than more diversified funds.

Each Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. As a result, each Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Each Fund may invest a relatively high percentage of its assets in a limited number of issuers.

Each Fund is not actively managed. A Fund may be affected by a general decline in certain market segments relating to a Fund's corresponding index. A Fund invests in securities included in or representative of its index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

The First Trust Consumer Discretionary AlphaDEX(R) Fund, the First Trust Consumer Staples AlphaDEX(R) Fund, the First Trust Energy AlphaDEX(R) Fund, the First Trust Financials AlphaDEX(R) Fund, the First Trust Health Care AlphaDEX(R) Fund, the First Trust Industrials/Producer Durables AlphaDEX(R) Fund, the First Trust Materials AlphaDEX(R) Fund, the First Trust Technology AlphaDEX(R) Fund, the First Trust Utilities AlphaDEX(R) Fund, the First Trust Multi Cap Value AlphaDEX(R) Fund, the First Trust Multi Cap Growth AlphaDEX(R) Fund, the First Trust Mid Cap Core AlphaDEX(R) Fund and the First Trust Small Cap Core AlphaDEX(R) Fund may invest in small capitalization and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or

--------------------------------------------------------------------------------
Risk Considerations (Continued)
--------------------------------------------------------------------------------


economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

The First Trust Large Cap Value Opportunities AlphaDEX(R) Fund and the First Trust Multi Cap Value AlphaDEX(R) Fund invest with a value-oriented investment style and may not be successful in realizing their respective investment objectives. Value companies may have experienced adverse business developments or may be subject to special risks that cause their securities to be out of favor, may never reach what may be their full value or may go down in price.

The First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund and the First Trust Multi Cap Growth AlphaDEX(R) Fund invest with a growth-oriented investment style and may not be successful in realizing their respective investment objectives. Securities of growth companies may experience significant fluctuations in price in response to economic, political, regulatory, company specific, sector or market developments, changes in perceptions or interest rate changes.

Each of the First Trust Large Cap Core AlphaDEX(R) Fund, the First Trust Mid Cap Core AlphaDEX(R) Fund, the First Trust Small Cap Core AlphaDEX(R) Fund, the First Trust Large Cap Value Opportunities AlphaDEX(R) Fund and the First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund normally invests at least 90% of its assets in common stocks that comprise the Index upon which it is based. The securities of companies represented in the Index upon which each Fund is based generally have market capitalizations that are consistent with the name of the Index. For purposes of determining the market capitalization range of such securities, the Fund will use the current range of the Index upon which it is based. However, the Fund will not be forced to sell a stock because the stock has exceeded or fallen below the current market capitalization range of the Index. Because of market movement, there can be no assurance that the securities in a Fund will stay within a given market capitalization range. As a result, each Fund may be exposed to additional risk or may not give investors the opportunity to invest fully in a given market capitalization range.

The First Trust Consumer Discretionary AlphaDEX(R) Fund invests in the securities of companies in the consumer discretionary sector. Companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The First Trust Consumer Staples AlphaDEX(R) Fund invests in the securities of companies in the consumer staples sector. Companies in the consumer staples sector provide products directly to the consumer that are typically considered non-discretionary items based on consumer purchasing habits and may be affected by a variety of factors which could impact company profitability. For instance, government regulations may affect the permissibility of using various food additives and the production methods of companies that manufacture food products.

The First Trust Energy AlphaDEX(R) Fund invests in the securities of companies in the energy sector. The companies in the energy sector include integrated oil companies that are involved in the exploration, production and refining process, gas distributors and pipeline-related companies and other energy companies involved with mining, producing and delivering energy-related services and drilling. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters such as hurricanes in the Gulf of Mexico will also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, oil prices have been extremely volatile.

The First Trust Financials AlphaDEX(R) Fund invests in the securities of companies in the financials sector. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. In addition, the Fund may invest in companies that may be significantly affected by the downturn in the U.S. and world economies that began with the significant decline in the subprime mortgage lending market in the United States.

The First Trust Health Care AlphaDEX(R) Fund invests in the securities of companies in the health care sector. Companies in the health care sector are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, and are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

The First Trust Industrials/Producer Durables AlphaDEX(R) Fund invests in the securities of companies in the industrials and producer durables sectors. Many companies in these sectors convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industries included in these sectors are electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition,

--------------------------------------------------------------------------------
Risk Considerations (Continued)
--------------------------------------------------------------------------------


consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust Materials AlphaDEX(R) Fund invests in the securities of companies in the materials sector. Companies in the materials sector are involved in the extracting or processing of raw materials. General risks of these companies include the general state of the economy, consolidation, domestic and international politics and excess capacity. In addition, materials companies may also be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

The First Trust Technology AlphaDEX(R) Fund invests in the securities of companies in the technology sector. General risks of technology companies include the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.

The First Trust Utilities AlphaDEX(R) Fund invests in the securities of companies in the utilities sector. General problems of issuers in the utilities sector include the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.


               NOT FDIC INSURED NOT BANK GUARANTEED MAY LOSE VALUE

                     This page is intentinoally left blank.

                     This page is intentinoally left blank.

--------------------------------------------------------------------------------


[LOGO OMITTED]      FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND



--------------------------------------------------------------------------------

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187


ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286


BOARD ADMINISTRATOR
PNC Global Investment Servicing (U.S.), Inc.
301 Bellevue Parkway
Wilmington, DE 19809


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

--------------------------------------------------------------------------------

Inside Back Cover

                               [BLANK BACK COVER]

Item 2. Code of Ethics.

Not applicable.


Item 3. Audit Committee Financial Expert.

Not applicable.


Item 4. Principal Accountant Fees and Services.

Not applicable.


Item 5. Audit Committee of Listed Registrants.

Not applicable.


Items 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.


Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.


Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.


Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


Item 11. Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3
(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15
(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item  12. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not Applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) First Trust Exchange-Traded AlphaDEX(R) Fund

By       /s/ James A. Bowen
         --------------------------------------------
Name:    James A. Bowen
Title:   Chairman of the Board, President and Chief Executive Officer

Date:    March 22, 2010



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By       /s/ James A. Bowen
         --------------------------------------------
Name:    James A. Bowen
Title:   Chairman of the Board, President and Chief Executive Officer

Date:    March 22, 2010



By       /s/ Mark R. Bradley
         --------------------------------------------
Name:    Mark R. Bradley
Title:   Treasurer, Controller, Chief Financial Officer and Chief
           Accounting Officer

Date:    March 22, 2010